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Exhibit 10.1

Execution Version

SECOND AMENDED AND RESTATED
MASTER SUPPLY AND OFFTAKE AGREEMENT
dated as of February 27, 2017
among
J. ARON & COMPANY,
LION OIL COMPANY
and
LION OIL TRADING & TRANSPORTATION, LLC

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i

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ARTICLE 29	NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES	96
ARTICLE 30	MISCELLANEOUS	96

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Schedules

Schedule	Description
Schedule A	Products and Product Specifications
Schedule B	Pricing Benchmarks
Schedule C	Monthly True-Up Amounts
Schedule D	Operational Volume Range
Schedule E	Tank List
Schedule F	[Reserved]
Schedule G	Daily Settlement Schedule
Schedule H	Form of Inventory Reports
Schedule I	Initial Inventory Targets
Schedule J	Scheduling and Communications Protocol
Schedule K	Monthly Excluded Transaction Fee Determination
Schedule L	Monthly Working Capital Adjustment
Schedule M	Notices
Schedule N	FIFO Balance Final Settlements
Schedule O	MTD Performance Report
Schedule P	Pricing Group
Schedule Q	Form of Trade Sheet
Schedule R	Form of Step-Out Inventory Sales Agreement
Schedule S	Shipping Dock Report
Schedule T	Form of Excluded Transaction Trade Sheet
Schedule U	Available Storage and Transportation Arrangements
Schedule V	Aron Crude Receipts Pipelines

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Schedule W	Product Pipeline Systems/Included Terminals
Schedule X	Marketing and Sales Agreement
Schedule Y	LOTT Inventory Sales Agreement
Schedule Z	Lion Oil Inventory Sales Agreement
Schedule AA	Storage Facilities Agreement
Schedule BB	Holdback Schedule
Schedule CC	Excess LC Amount and Excess LC Rate
Schedule DD	Existing Financing Agreements
Schedule EE	Form of Letter of Credit
Schedule FF	Illustration of Calculation of Interim Payments
Schedule GG	Adjustment Date Differentials
Schedule HH	Illustration of Adjustments for April and May 2014 True-Ups
Schedule II	Illustration of Adjustments for April and May 2017 True-Ups
Schedule JJ	Form of bailee’s letter
Schedule KK	Red Zone Confirmation

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SECOND AMENDED AND RESTATED
MASTER SUPPLY AND OFFTAKE AGREEMENT
This Second Amended and Restated Supply and Offtake Agreement (this “Agreement”) is made as of February 27, 2017 (the “Second Restatement Effective Date”), among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).
WHEREAS, the Company owns and operates a crude oil refinery located in El Dorado, Arkansas (the “Refinery”) for the processing and refining of crude oil and other feedstocks and the recovery therefrom of refined products;
WHEREAS, LOTT is in the business of buying, selling and transporting of crude oil and other petroleum feedstocks in connection with the processing and refining operations of the Company;
WHEREAS, the Company, LOTT and Aron entered into a Master Supply and Offtake Agreement, dated as of April 29, 2011, providing for a supply and offtake transaction under which Aron delivers crude oil and other petroleum feedstocks to the Company for use at the Refinery and purchases all refined products produced by the Refinery (other than certain excluded products) and the Company purchases such crude oil and other petroleum feedstocks from Aron for use at the Refinery and sells and delivers to Aron such refined products (such agreement, as from time to time amended prior to the date hereof, the “Original Agreement”);
WHEREAS, the Company and LOTT sold certain pipeline and storage assets on November 7, 2012 to Delek Logistics Partners, LP and its subsidiaries (individually and collectively, “Delek MLP”), and entered into agreements for the use of these assets with the Company and LOTT and, from time to time thereafter, has transferred and may transfer additional assets to Delek MLP while retaining certain right to use such assets, and in connection with the foregoing the Parties have executed and will execute, as appropriate, Required Storage and Transportation Arrangements (as defined below) that also constitute Required MLP Arrangements (as defined below);
WHEREAS, the Parties amended and restated in its entirety the Original Agreement by entering into an Amended and Restated Master Supply and Offtake Agreement, dated December 23, 2013 (the “First Restated Agreement”);
WHEREAS, the Company and Aron wish to amend and restate in its entirety the First Restated Agreement as hereinafter provided;
WHEREAS, the Parties have agreed that, for the Term of this Agreement, the Company will provide professional consulting, liaison, and other related services to assist Aron in the

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marketing and sale of the refined products acquired by Aron hereunder in accordance with the terms and conditions of the Marketing and Sales Agreement (as defined below); and
WHEREAS, it is contemplated that upon the scheduled termination of this Agreement, Aron will sell and the Company will purchase all of Aron’s crude oil, feedstocks and products inventory held at the Included Locations as set forth and in accordance with the terms and conditions of the Step-Out Inventory Sales Agreement (as defined below);
NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby agree as follows:
ARTICLE 1
DEFINITIONS AND CONSTRUCTION

1.1    Definitions.
For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:
“Acceptable Financial Institution” means a U.S. commercial bank or a foreign bank with a U.S. branch office, with the respective rating then assigned to its unsecured and senior long-term debt or deposit obligations (not supported by third party credit enhancement) by S&P or Moody’s of at least “A” by S&P or “A2” by Moody’s.
“Actual Month End Crude Volume” has the meaning specified in Section 9.2(b).
“Actual Month End Included Crude Volume” has the meaning specified in Section 9.2(a).
“Actual Month End Included Product Volume” has the meaning specified in Section 9.2(a).
“Actual Month End Product Volume” has the meaning specified in Section 9.2(b).
“Actual Monthly Crude Run” has the meaning specified in Section 6.4(c).
“Additional Financing Agreement” has the meaning specified in Section 18.2(j).
“Additional Waived Fee Barrels” means, for any month, the greater of (i) zero and (ii) the lesser of (A) Actual Monthly Crude Run for such month minus the product of [*CONFIDENTIAL*] Barrels and the number of days in such month and (B) Designated Company-Sourced Barrels for such month minus the product of [*CONFIDENTIAL*] Barrels and the number of days in such month.
“Adequate Assurance” has the meaning specified in Section 13.5.
“Adjustment Date” means May 1, 2014.

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“Adjustment Date Differential” has the meaning specified in Schedule GG.
“Affected Obligations” has the meaning specified in Section 17.3.
“Affected Party” has the meaning specified in Section 17.1.
“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person; provided that, without limiting the foregoing, it is acknowledged that each MLP Party constitutes an Affiliate of the Company Parties for purposes hereof. For this purpose, “control” of any entity or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.
“Ancillary Contract” has the meaning specified in Section 20.1(c).
“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred by Aron as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising under Procurement Contracts), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including transfer taxes (but not taxes on the net income of Aron) and U.S. Customs and other duties), user fees, fees and costs for any credit support provided to any pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which losses, costs and damages in connection with hedges and related trading positions are addressed under Articles 19 and 20 below), (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Facilities for its own account, shall not be considered Ancillary Costs and (iii) any costs and expenses of Supplier’s Inspector shall not be considered Ancillary Costs.
“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.
“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including

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Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.
“Aron Procurement Contract” has the same meaning as Procurement Contract.
“Asphalt Product Group” has the meaning specified on Schedule P hereto.
“Bank Holiday” means any day (other than a Saturday or Sunday) on which banks are authorized or required to close in the State of New York.
“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.
“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.
“Base Agreement” means any agreement between the Company or LOTT and a third party pursuant to which the Company or LOTT has acquired rights to use any of the Included Third Party Storage Tanks, the Included Crude Pipelines or the Included Product Pipelines.
“Baseline Volume” means for Crude Oil or each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.
“Business Day” means any day that is not a Saturday, Sunday, or Bank Holiday.
“Change of Control” means the failure of Guarantor to (a) hold and own, directly or indirectly, Equity Interests representing at least 51%, on a fully diluted basis, of the aggregate ordinary voting power of the Company and LOTT or (b) control the Company and LOTT; provided that, for good order’s sake, it is acknowledged that the consummation of the

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Contemplated Merger Transaction shall not constitute a Change of Control hereunder. For this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling”, “Controlled” and “under common Control with” have meanings correlative thereto
“Commencement Date” has the meaning specified in Section 2.3.
“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil in the Crude Storage Tanks, Included Third Party Crude Storage Tanks and the Included Crude Pipelines purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreements.
“Commencement Date Products Volumes” means the total quantities of the Products in the Product Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreements.
“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.
“Commencement Date Volumes” means, collectively, the Commencement Date Crude Oil Volumes and the Commencement Date Products Volumes.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.).
“Company Party” has the meaning specified in Section 18.2(a).
“Company Purchase Agreement” has the meaning specified in the Marketing and Sales Agreement.
“Company Purchasers” has the meaning specified in the Marketing and Sales Agreement.
“Consignment Letter Agreement” means that certain letter agreement between the Company and Aron, dated January 25, 2017, relating to the consignment by Aron to the Company of certain Product from time to time held at the Cape Girardeau, Missouri refined products terminal operated by Enterprise Refined Products Company LLC (“ERPC”), which letter agreement has been acknowledged by ERPC for certain purposes.
“Contemplated Merger Transaction” means the merger transaction contemplated by the Agreement and Plan of Merger, dated as of January 2, 2017 (the “Merger Agreement”) among Guarantor, Delek Holdco, Inc., a Delaware corporation (“Delek HoldCo”), Dione Mergeco, Inc., a Delaware corporation and a wholly owned subsidiary of Delek HoldCo (“Delek Merger Sub”) and Astro Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of Delek HoldCo (“Astro Merger Sub”), and Alon USA Energy, Inc., a Delaware corporation (“Alon Parent”) pursuant to which, among other things: (a) Delek Merger Sub will merge with and into Delek

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Parent, the separate existence of Delek Merger Sub will cease, and Delek Parent will survive and continue to exist as a Delaware corporation; (b) Astro Merger Sub will merge with and into Alon Parent, the separate existence of Astro Merger Sub will cease, and Alon Parent will survive and continue to exist as a Delaware corporation (the “Astro-Alon Merger”); (c) each share of common stock of Delek Parent or fraction thereof, par value $0.01 per share (“Delek Common Stock”) issued and outstanding (other than Delek Common Stock held in treasury of Delek) will be converted at the Parent Effective Time (as defined in the Merger Agreement) into the right to receive one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of Delek HoldCo or an equivalent fraction thereof; and (d) each share of Alon Parent’s Common Stock issued and outstanding (other than Alon Parent’s Common Stock owned by (i) Delek Parent and its subsidiaries, which will remain outstanding, and (ii) Alon Parent or held in the treasury of Alon Parent, which will be canceled) will be converted at the Astro Effective Time (as defined in the Merger Agreement) into the right to receive 0.504 validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Delek HoldCo.
“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.
“Contract Nominations” has the meaning specified in Section 5.4(b).
“CPT” means the prevailing time in the Central time zone.
“Crude Delivery Point” means the outlet flange of the last Onsite Crude Storage Tank upstream of a processing unit at the Refinery.
“Crude Intake Point” means the inlet flange of the Crude Storage Tanks and the Included Crude Pipelines owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT.
“Crude Oil” means all crude oil that (i) Aron purchases and sells to the Company (including all crude oil injected at a Crude Intake Point) or (ii) for which Aron assumes the payment obligation pursuant to any Procurement Contract.
“Crude Oil Linefill” means, at any time, the aggregate volume of Crude Oil linefill on the Included Crude Pipelines for which Aron is treated as the exclusive owner by the Included Crude Pipelines; provided that such volume shall be determined by using the volumes reported on the most recently available statements from the Included Crude Pipelines.
“Crude Purchase Fee” has the meaning specified in Section 6.4(a).
“Crude Storage Facilities” means, collectively, the Crude Storage Tanks and the Included Crude Pipelines.
“Crude Storage Tanks” means any of the Onsite Crude Storage Tanks or Offsite Crude Storage Tanks.

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“Cumulative Estimated Daily Net Settlement Amount” means, as of any day, the sum of the Daily Settlement Amounts for such date and all prior dates during the then current month and any prior month for which the Monthly True-Up Payment has not been satisfied.
“Cumulative Interim Paid Amount” means, as of any day, the sum of (i) the most recent Interim Reset Amount and (ii) the sum of the Interim Payments actually received by Aron for all days from (and including) the most recent prior Monthly True-Up Date (or, if no Monthly True-Up Date has yet occurred, the Initial Delivery Date) to (but excluding) such day.
“Customers” has the meaning specified in the Marketing and Sales Agreement.
“Daily Prices” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B as the relevant daily price.
“Daily Product Sales” means, for any day and Product Group, Aron’s estimate of the aggregate sales volume of such Product sold during such day, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“DDP” has the meaning specified in Section 8.2(a).
“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.
“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.
“Defaulting Party” has the meaning specified in Section 19.2.
“Deferred Portion” has the meaning specified in the Lion Oil Inventory Sales Agreement.
“Deferred Interim Payment Amount” means, as of any time, $[*CONFIDENTIAL*].
“Definitive Commencement Date Value” means the sum of the Lion Oil Definitive Commencement Date Value and the LOTT Definitive Commencement Date Value.
“Delivery Date” means any applicable 24-hour period.
“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.
“Delivery Point” means a Crude Delivery Point or a Products Delivery Point, as applicable.
“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co and, in the case of the Company Parties, if the Contemplated Merger Transaction is consummated, Alon Refining

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Krotz Springs, Inc., Alon USA LP and Alon Supply, Inc. (collectively, the “Alon Entities”), provided that an Alon Entity shall be a Designated Affiliate of the Company Parties only if and for so long as it is an Affiliate of the Company Parties.

“Designated Company-Sourced Barrels” means, for any month, the aggregate number of Barrels of Crude Oil delivered by the Company to Aron with transfer of title occurring at the relevant Offsite Crude Storage Tanks, Included Third Party Crude Storage Tanks or other upstream point, regardless of whether such delivery is via a pipeline that is not an Included Crude Pipeline or is pursuant to a Procurement Contract with delivery via an Included Crude Pipeline, reduced by the Monthly Crude Procurement Sales Volume for such month (as set forth in Schedule C).
“Disposed Quantity” has the meaning specified in Section 9.4.
“Disposition Amount” has the meaning specified in Section 9.4.
“Early Termination Date” has the meaning specified in Section 3.2.
“Eligible Hydrocarbon Inventory” means, as of any day, the Hydrocarbons owned by either Company Party that are subject to a valid, first priority perfected Lien and security interest in favor of Aron, including, without limitation, at any time and with respect to any such Hydrocarbons, the aggregate volume of such Hydrocarbons constituting linefill; provided that, unless Aron shall otherwise elect in its reasonable discretion, Eligible Hydrocarbon Inventory shall not include any Hydrocarbon:
(a)that is held on consignment or not otherwise owned by either Company Party;
(b)that is unmerchantable or constitutes product that is permanently off-spec;
(c)that is subject to any other Lien whatsoever (other than Permitted Liens);
(d)that consists solely of chemicals (other than commodity chemicals maintained in bulk), samples, prototypes, supplies, or packing and shipping materials;
(e)that is not located at a Specified Lien Location;
(f)that is not currently either usable or salable, at market price, in the normal course of the Company’s business; or
(g)that is not identified on Schedule P, unless otherwise mutually agreed by the Parties.
“Enterprise” means TE Products Pipeline Company LLC.
“Enterprise Teppco Product Pipeline” means Enterprise’s refined products pipeline system that has a connection point at El Dorado, Arkansas.

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“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“Equity Interests” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.
“Estimated Commencement Date Value” means the sum of the Lion Oil Estimated Commencement Date Value and the LOTT Estimated Commencement Date Value.
“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).
“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(d).
“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).
“Estimated Gathering Tank Injections” mean, for any day, the aggregate daily crude flow through meters R1, R2, and R3, plus the total change in daily inventory for all Gathering Tanks denoted as Lien in Schedule E (other than Tank 66), plus the total change in daily inventory for all Gathering Tanks denoted as Title in Schedule E (other than Tank 66) minus the sum of aggregate daily crude flow through meters C-1, C-2, C-3, M-4, M-7, FINNEY #1, FINNEY #2 and FINNEY #3, (and any additional meters as mutually agreed upon by the Company and Aron), minus Total Rail Receipts.
“Estimated Initial Lien Amount” has the meaning specified in Section 11.2.
“Estimated Termination Amount” has the meaning specified in Section 20.2(b).
“Estimated Yield” has the meaning specified in Section 8.3(a).
“Event of Default” means an occurrence of the events or circumstances described in Section 19.1.
“Excess Cumulative Amount” means, for any period starting on a Monthly True-Up Date (or, if no Monthly True-Up Date has occurred, on the Initial Delivery Date) to (but excluding) the next Monthly True-Up Date, the excess, if any of Cumulative Interim Paid Amount as of the day prior to the start of such period minus the Gross Monthly Payment Amount for the month to which such first Monthly True-Up Date relates or, if there is no such excess, then zero.

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“Excess LC Amount” means the amount described on Schedule CC.
“Excess LC Fee” means, for any month, the product of (i) Excess LC Amount for such month, (ii) the Excess LC Rate and (iii) a fraction with a numerator equal to the number of days in such month and a denominator equal to 365.
“Excess LC Rate” means, for any month, the rate described on Schedule CC.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Materials” means any refined petroleum products other than those that are Products.
“Excluded Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Existing Financing Agreements” mean the Financing Agreements listed on Schedule DD.
“Expiration Date” has the meaning specified in Section 3.1.
“Fed Funds Rate” means, for any date, the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., CPT, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.
“Fee Letter” means the certain fee letter, dated the date hereof, executed by the Guarantor, the Company, LOTT and Aron (which amends, restates and supersedes the fee letter, dated December 23, 2013 executed by the Guarantor, the Company, LOTT and Aron, which amended, restated and superseded the fee letter dated April 27, 2011, executed by the Guarantor and Aron prior to, and agreed to by the Company and LOTT as of, the Commencement Date) and sets forth the amounts for and other terms relating to certain fees payable hereunder, as such fee letter may from time to time be amended, modified and/or restated.
“FIFO Balance Final Settlement” means the amount determined to be due pursuant to Schedule N.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Financing Agreement” means any credit agreement, indenture or other financing agreement under which the Guarantor or any of its subsidiaries (including the Company and LOTT) may incur or become liable for indebtedness for borrowed money (including capitalized lease obligations and reimbursement obligations with respect to letters of credit) but only if the covenants thereunder limit or otherwise apply to any of the business, assets or operations of the Company or LOTT.
“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.
“GAAP” means generally accepted accounting principles in the United States.
“Gathering Tanks” means any of the gathering tanks identified and described on Schedule E.
“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any Person purporting to act therefor.
“Gross Monthly Payment Amount” means, for any month, an amount equal to the Monthly True-Up Amount for that month minus the amount under clause (a)(i) of Section 10.2 included in such Monthly True-Up Amount.
“Guarantee” means the Guaranty, dated as of the Commencement Date, from the Guarantor provided to Aron in connection with this Agreement and the transactions contemplated hereby, in a form and in substance satisfactory to Aron.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Guarantor” means Delek US Holdings, Inc.
“Hazardous Substances” means any explosive or radioactive substances or wastes and any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances defined or listed as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances” (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.

“Hydrocarbons” has the meaning specified in Section 18.2(o).
“Identified Facilities” has the meaning specified in Section 14.4(a).
“Included Crude Lien Inventory” means, as of any day, Eligible Hydrocarbon Inventory consisting of Crude Oil that is then held at a Specified Lien Location.
“Included Crude Pipelines” means, the pipelines or sections thereof as further described on Schedule V, as such schedule may, from time to time, be amended by the Parties.
“Included Locations” means, collectively, the Crude Storage Tanks, Included Crude Pipelines, Product Storage Tanks, Included Product Pipelines and Included Third Party Storage Tanks.
“Included Product Lien Inventory” means, for each Product and as of any day, Eligible Hydrocarbon Inventory consisting of such Product that is then held at a Specified Lien Location.
“Included Product Pipelines” means the pipelines or sections thereof as further described on Schedule W, as such schedule may, from time to time, be amended by the Parties.
“Included Third Party Crude Storage Tanks” means any of the storage tanks identified and described on Schedule E.
“Included Third Party Product Storage Tanks” means any of the tanks, salt wells or pipelines identified and described on Schedule E.
“Included Third Party Storage Tanks” means the Included Third Party Crude Storage Tanks and Included Third Party Product Storage Tanks.
“Included Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Independent Inspection Company” has the meaning specified in Section 12.3.
“Initial Crude Lien Inventory Value” has the meaning specified in the Fee Letter.
“Initial Delivery Date” means the Delivery Date occurring on May 1, 2011.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Initial Estimated Yield” has the meaning specified in Section 8.3(a).
“Initial Lien Amount” has the meaning specified in Section 11.2.
“Initial Product Lien Inventory Value” has the meaning specified in the Fee Letter.
“Interim Payment” has the meaning specified in Section 10.1.
“Interim Reset Amount” means (i) zero, for the period from the Initial Delivery Date to and including the initial Monthly True-Up Date and (ii) the applicable Excess Cumulative Amount for the period from the first day following a Monthly True-Up Date to (but excluding) the next Monthly True-Up Date.
“Inventory Collateral” has the meaning specified in Section 18.2(o).
“Inventory Measurement Time” has the meaning ascribed to such term in the LOTT Inventory Sales Agreement.
“Inventory Sales Agreements” means the Lion Oil Inventory Sales Agreement and the LOTT Inventory Sales Agreement.
“Inventory Transfer Locations” has the meaning ascribed to such term in the LOTT Inventory Sales Agreement.
“Inventory Transfer Time” has the meaning ascribed to such term in the LOTT Inventory Sales Agreement.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreement with, any Governmental Authority.
“LC Available Amount” means, as of any time, the sum of the then current aggregate available amount under all Qualified LCs then held by Aron pursuant to Section 13.4(b) below and the amount drawn by Aron under such Qualified LCs and then held by Aron as additional cash collateral as contemplated under Section 13.4(b)(iii); provided that if and for so long as a Letter of Credit ceases to be a Qualified LC, the available amount thereof shall not be included in the LC Available Amount.
“LC Default” means, with respect to a Letter of Credit, the occurrence of any of the following events at any time: (a) the issuer of such Letter of Credit ceases to be an Acceptable Financial Institution; (b) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit; (c) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (d) such Letter of Credit is to expire within twenty (20) Business Days or (e) the issuer of such Letter of Credit becomes Bankrupt.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“LC Threshold Amount” means, as of any time, the lesser of (i) the then current LC Available Amount and (ii) the sum of LC Threshold Cap and the amount drawn by Aron under such Qualified LCs and then held by Aron as additional cash collateral as contemplated under Section 13.4(b)(iii).
“LC Threshold Cap” means $[*CONFIDENTIAL*] or such greater amount as Aron, in its discretion, may agree to in writing, provided that if any fees are agreed to by the Parties in connection with such greater amount such fees shall be calculated as provided in Schedule CC.
“Letter of Credit” means an irrevocable, transferable standby letter of credit issued by an Acceptable Financial Institution in favor of Aron and provided by the Company to Aron pursuant to and otherwise satisfying the requirements of Section 13.4(b) below, in a form and in substance satisfactory to Aron.
“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.
“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.
“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).
“Lien Amount” has the meaning specified in Section 11.1.
“Lion Oil Definitive Commencement Date Value” has the meaning specified in the Lion Oil Inventory Sales Agreement.
“Lion Oil Estimated Commencement Date Value” has the meaning specified in the Lion Oil Inventory Sales Agreement.
“Lion Oil Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Company is selling and transferring to Aron a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind other than Permitted Liens.
“Lion-Owned Rail Receipts” mean, for any day, the difference between Total Rail Receipts and the aggregate number of barrels not identified as “LION/LOTT” deliveries on the

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

inventory reports from time to time provided by the Company generally in the form set forth on Schedule H.
“Liquidated Amount” has the meaning specified in Section 19.2(f).
“Location Conversion Date” has the meaning specified in Section 2.5(a).
“Long Product FIFO Price” means the price so listed on Schedule B.
“LOTT Definitive Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.
“LOTT Estimated Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.
“LOTT Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between LOTT and Aron, pursuant to which LOTT is selling and transferring to Aron a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind other than Permitted Liens.
“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account, as amended, supplemented, restated or otherwise modified from time to time.
“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Guarantor, the Company and its Subsidiaries taken as a whole; (ii) the ability of the Company to fully and timely perform its obligations; (iii) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (iv) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Effect”: (1) changes, or effects arising from or relating to changes, of laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at the Crude Delivery Point, as evidenced by meter readings and/or meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.
“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products Delivery Point, as evidenced by meter readings and/or meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.
“MLP Party” means Delek MLP or any Subsidiary of Delek MLP that is a party to a Required MLP Arrangement.
“Monthly Cover Costs” has the meaning specified in Section 7.6.
“Monthly Crude Forecast” has the meaning specified in Section 5.2(a).
“Monthly Crude Oil True-Up Amount” has the meaning specified in Schedule C.
“Monthly Crude Payment” has the meaning specified in Section 6.3.
“Monthly Crude Price” means, with respect to the Net Crude Sales Volume for any month, the volume weighted average price per barrel specified in the related Procurement Contracts under which Aron acquired or sold such barrels in such month.
“Monthly Crude Procurement Sales Volume” has the meaning specified in Schedule C.
“Monthly Crude Receipts” has the meaning specified in Schedule C.
“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.8.
“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.
“Monthly Product Sales” means, for any month and Product Group, the aggregate sales volume of such Product sold during such month, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“Monthly Product True-Up Amount” has the meaning specified in Schedule C.
“Monthly True-Up Amount” has the meaning specified in Section 10.2(a).
“Monthly True-Up Date” means, for any month, the Business Day on which the Monthly True-Up Amount for the immediately preceding month is due.
“Monthly Working Capital Adjustment” is an amount to be determined pursuant to Schedule L.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Moody’s” means Moody’s Investors Service, Inc., including any official successor to Moody’s.
“MTD Performance Report” has the meaning specified in Section 7.3(a).
“Net Crude Sales Volume” has the meaning specified in Section 9.3(a).
“Nomination Month” means the month that occurs two (2) months prior to the Delivery Month.
“Non-Affected Party” has the meaning specified in Section 17.1.
“Non-Defaulting Party” has the meaning specified in Section 19.2(a).
“NSV” means, with respect to any measurement of volume, the total liquid volume, excluding basic sediment and water and free water, corrected for the observed temperature to 60° F.
“Obligations” has the meaning specified in Section 18.2.
“Offsite Crude Storage Tanks” means the tanks owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT located outside the Refinery that store Crude Oil, as further described on Schedule E-1, E-2 or E-3, as applicable.
“Offsite Product Storage Tanks” means any of the tanks, salt wells or pipelines owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT located outside the Refinery, that store or transport Products, as further described on Schedule E-1, E-2 or E-3, as applicable.
“Onsite Crude Storage Tanks” means any of the tanks at or adjacent to the Refinery that store Crude Oil, listed on Schedule E-1, E-2 or E-3, as applicable.
“Onsite Product Storage Tanks” means the tanks, salt wells or pipelines located at the Refinery that store or transport Products, listed on Schedule E-1, E-2 or E-3, as applicable.
“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Tanks for each type of Crude Oil and for any given set of associated Product Storage Facilities for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D-1, D-2 or D-3, as applicable.
“Original Effective Date” has the “Effective Date” as defined in the Original Agreement.
“Other Barrels” means, with respect to any Delivery Month, any Crude Oil purchased by the Company or LOTT that is not being sold to Aron under a Procurement Contract, but is expected to be delivered and transferred to Aron at a Crude Intake Point during such Delivery Month.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Owned Lien Location” means a Specified Lien Location that is owned and operated by the Company and/or LOTT.
“Party” or “Parties” has the meaning specified in the preamble to this Agreement.
“Per Barrel Adjustment” means the amounts described in Section 7.8 and set forth on Schedule K.
“Permitted Lien(s)” means (a) (i) liens on real estate for real estate taxes, assessments, sewer and water charges and/or other governmental charges and levies not yet delinquent and (ii) liens for taxes, assessments, judgments, governmental charges or levies, or claims not yet delinquent or the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside; (b) liens of mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefore; (c) liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance or other types of social security benefits; and (d) liens securing rental, storage, throughput, handling or other fees or charges owing from time to time to eligible carriers, solely to the extent of such fees or charges.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.
“Pipeline Cutoff Date” means, with respect to any Included Crude Pipeline or Included Product Pipeline, the date and time by which a shipper on such Included Crude Pipeline or Included Product Pipeline, as applicable, is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in such Included Crude Pipeline or Included Product Pipeline, as applicable for the next shipment period for which nominations are then due.
“Pipeline System” means the Included Crude Pipelines and Included Product Pipelines.
“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B.
“Pricing Group” means any of the refined petroleum product groups listed as a pricing group on Schedule P.
“Procurement Contract” means any procurement contract entered into by Aron for the purchase or sale of Crude Oil to be processed at the Refinery or sold, which may be either a contract with any seller or purchaser of Crude Oil (other than the Company or an Affiliate of the Company) or a contract with the Company (or such other contract as the Parties may deem to be a Procurement Contract for purposes hereof); provided that a Procurement Contract involving an exchange of one grade or location of Crude Oil for another grade and/or location of Crude Oil shall consist of two related contracts, one of which shall provide for the purchase of Crude Oil by Aron from a seller (which may be a third party, the Company or an Affiliate of the Company)

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and the other of which shall provide for the exchange by Aron with a party (which may or may not be the seller under the first contract) for Crude Oil of a different grade and/or at a different location, and which may or may not be of an equal quantity of Crude Oil (collectively, an “Exchange Procurement Contract”).
“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which LOTT assigns to Aron all rights and obligations under a contract between a third party seller and LOTT and Aron assumes such rights and obligations thereunder, subject to terms satisfactory to Aron providing for the automatic reassignment thereof to LOTT in connection with the termination of this Agreement, with the result that such contract becomes a Procurement Contract hereunder.
“Product” means any of the refined petroleum products listed on Schedule P, as from time to time amended by mutual agreement of the Parties.
“Product Group” means a group of Products as specified on Schedule P.
“Product Linefill” means, at any time and for any grade of Product, the aggregate volume of linefill of that Product on the Included Product Pipelines for which Aron is treated as the exclusive owner by the Included Product Pipelines; provided that such volume shall be determined by using the volumes reported on the monthly or daily statements, as applicable, from the Included Product Pipelines.
“Product Purchase Agreements” has the meaning specified in the Marketing and Sales Agreement.
“Product Storage Facilities” means, collectively, the Product Storage Tanks, the Included Product Pipelines and the Included Third Party Product Storage Tanks.
“Product Storage Tanks” means any of the Onsite Product Storage Tanks or Offsite Product Storage Tanks.
“Products Delivery Point” means the inlet flange of the Onsite Product Storage Tanks.
“Products Offtake Point” means the delivery point at which Aron transfers title to Products in accordance with sales transactions executed pursuant to the Marketing and Sales Agreement.
“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).
“Qualified LC” means a Letter of Credit as to which no LC Default has occurred and is continuing.
“Reduced Fee Barrels” has the meaning specified in Section 6.4(b).
“Refinery” means the petroleum refinery located in El Dorado, Arkansas owned and operated by the Company.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Refinery Facilities” means all the facilities owned and operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.
“Refinery Procurement Contract” means a procurement contract entered into by the Company with any third party seller for the purchase by the Company of Crude Oil, which Crude Oil may be resold by the Company to Aron under an Aron Procurement Contract or delivered as Other Barrels.
“Regulatory Event” has the meaning specified in Section 9.6.
“Regulatory Event Notice” has the meaning specified in Section 9.6.
“Remaining Annual Fee” means an amount equal to the aggregate Annual Fee that would have become due for the period commencing on the date on which this Agreement is terminated under Section 19.2 below and ending on the Expiration Date.
“Required MLP Arrangements” means the Required Storage and Transportation Arrangements entered into with Delek MLP, including, but not limited to, the following agreements: (i) that certain Pipelines and Storage Facilities Agreement, dated as of November 7, 2012, among Delek MLP, SALA Gathering Systems, LLC (“Sala”), El Dorado Pipeline Company, LLC (“El Dorado”) and Magnolia Pipeline Company, LLC (“Magnolia”), the Company and Aron; (ii) that certain Terminalling Services Agreement (Memphis Terminal), dated as of November 7, 2012, among Delek MLP, Delek Logistics Operating, LLC (“Delek Operating”), the Company and Aron; (iii) that certain Products Transportation Agreement, dated as of October 24, 2013, among the Company, El Dorado and Aron; (iv) that certain Terminalling Services Agreement, dated as of October 24, 2013, between the Company, Delek MLP and Aron; and (v) that certain Throughput and Tankage Agreement (El Dorado Terminal and Tankage), dated as of February 10, 2014, between the Company, Delek Operating and Aron.

“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company or LOTT, as applicable, shall have provided Aron with full and unimpaired right to the Company’s or LOTT’s (or their Affiliates’), as applicable, rights to use the Included Crude Pipelines, Included Product Pipelines, Crude Storage Tanks, Product Storage Tanks and Included Third Party Storage Tanks.
“S&P” means Standard & Poor’s Rating Services Group, a division of The McGraw-Hill Companies, Inc., including any official successor to S&P.
“Second Adjustment Date” means May 1, 2017.
“Second Restatement Effective Date” has the meaning specified in the introductory paragraph hereof.
“Settlement Amount” has the meaning specified in Section 19.2(b).

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.
“Specified Lien Location” means the storage tanks and pipelines identified on Schedules E, V and W hereto as “lien locations” and further identified as: (i) an Owned Lien Location, (ii) a Third Party Lien Location (other than a Third Party Common Carrier Location) for which a bailee’s letter has been delivered and is in effect or (iii) a Third Party Common Carrier Location.
“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron (or any of its Designated Affiliates) and either Company Party (and any of its Designated Affiliates) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions), including any supply and/or offtake transaction relating to any refining operations of any Designated Affiliate of the Company Parties or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation.
“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, substantially in the form of Schedule R hereto, to be dated as of the Termination Date, pursuant to which the Company shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement and any other terms agreed to by the parties thereto.
“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.
“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company, LOTT or any other subsidiary of the Company including the Crude Storage Tanks, the Product Storage Tanks, any pipelines owned or operated by the Company or its subsidiaries, and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage

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facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.
“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, among the Company, LOTT, El Dorado, Magnolia and Aron, pursuant to which the Company, LOTT, El Dorado and Magnolia shall grant to Aron an exclusive right to use the Storage Facilities in connection with this Agreement, as amended, supplemented, restated or otherwise modified from time to time.
“Subsidiary” as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.
“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner at Aron’s own cost and expense that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with Applicable Law and industry practice, to perform any and all inspections required by Aron.
“Tank Maintenance” has the meaning specified in Section 9.5.
“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).
“Target Month End Product Volume” has the meaning specified in Section 7.3(b).
“Tax” or “Taxes” has the meaning specified in Section 15.1.
“Term” has the meaning specified in Section 3.1.
“Termination Amount” means, without duplication, the total net amount owed by one Party to the other Party upon termination of this Agreement under Section 20.2(a).
“Termination Date” has the meaning specified in Section 20.1.
“Termination Date Purchase Value” means, with respect to the Termination Date Volumes, initially the Estimated Termination Amount until the Definitive Termination Date Value has been determined and thereafter the Definitive Termination Date Value (as such terms are defined in the form of the Step-Out Inventory Sales Agreement attached hereto as Schedule R).

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Termination Date Volumes” has the meaning specified in Section 20.1(d).
“Termination Holdback Amount” has the meaning specified in Section 20.2(b).
“Third Party Common Carrier Location” means a Specified Lien Location that is owned and operated by an entity that is not an Affiliate of the Company Parties and is either a common carrier pipeline or a multi-user storage terminal.
“Third Party Lien Location” means a Specified Lien Location that is not an Owned Lien Location; provided that such location (except for Third Party Common Carrier Locations) shall only constitute a Third Party Lien Location if a “bailee’s letter” as contemplated by Section 18.2(r) is in effect with respect thereto.
“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract including any counterparty to any exchange agreement that is a component of a Procurement Contract (other than LOTT, the Company or any other Affiliate of the Company).
“Total Rail Receipts” mean, for any day, the aggregate quantity of Crude Oil offloaded during such day at any railcar unloading facility adjacent to the Refinery, as measured by the crude flow through any rail crude meter identified on the inventory report from time to time provided by the Company generally in the form set forth on Schedule H.
“Transaction Document” means any of this Agreement, the Marketing and Sales Agreement, the Inventory Sales Agreements, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreements, the Required Storage and Transportation Arrangements, the Consignment Letter Agreement, the Specified Inventory Sales Agreement and any other agreement or instrument contemplated hereby or executed in connection herewith, in each case as amended, supplemented, restated or otherwise modified from time to time.
“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of collateral.
“Volume Cap for Reduced Crude Fee” means, for any month, fifteen thousand (15,000) Barrels per day multiplied by the number of calendar days in such month.
“Volume Cap for Waived Crude Fee” means, for any month, fifteen thousand (15,000) Barrels per day multiplied by the number of calendar days in such month.
“Volume Determination Procedures” mean the Company’s ordinary month-end procedures for determining the NSV of Crude Oil in the Crude Storage Tanks or Products in the Product Storage Tanks, which for each quarter-end shall be based on manual gauge readings of each Crude Storage Tank or Product Storage Tank as at the end of such quarter.
“Waived Fee Barrels” has the meaning specified in Section 6.4(d).

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1.2    Construction of Agreement.
(a)Unless otherwise specified, reference to, and the definition of any document (including this Agreement) shall be deemed a reference to such document as may be, amended, supplemented, revised or modified from time to time.
(b)Unless otherwise specified, all references to an “Article,” “Section,” or Schedule” are to an Article or Section hereof or a Schedule attached hereto.
(c)All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.
(d)Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.
(e)Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.
(f)Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.
(g)A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.
(h)Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.
(i)Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.
(j)Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to actual NSV, unless such volume has not been yet been determined, in which case, volume shall be an estimated net volume determined in accordance with the terms hereof.
(k)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3    The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ARTICLE 2

CONDITIONS TO COMMENCEMENT

2.1    Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:
(a)The Inventory Sales Agreements shall have been duly executed and delivered by the Company and LOTT, as applicable, and, pursuant thereto, the Company and LOTT shall have transferred to Aron on the Commencement Date, all their respective right, title and interest in and to the Commencement Date Volumes, free and clear of all liens, other than Permitted Liens;
(b)The Parties shall have agreed to the form and substance of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R);
(c)The Guarantee shall have been duly executed and delivered to Aron in a form and in substance satisfactory to Aron;
(d)The Stock Purchase Agreement shall have been duly executed and the “Closing” contemplated thereunder shall have occurred;
(e)The Guarantor shall have duly executed the Fee Letter;
(f)Aron shall have confirmed to its satisfaction that, as of the Commencement Date, each of the Existing Financing Agreements contains provisions that (i) recognize the respective rights and obligations of the Parties under this Agreement and the other Transaction Documents, (ii) confirm that this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby do not and will not conflict with or violate any terms and conditions of such Existing Financing Agreement and (iii) recognize that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Existing Financing Agreement, other than Permitted Liens;
(g)Aron shall have received final approvals from relevant internal committees;
(h)To the extent deemed necessary or appropriate by Aron, acknowledgements and/or releases (including without limitation, amendments or termination of UCC financing statements), in form and substance satisfactory to Aron, shall have been duly executed by lenders or other creditors that are party to Existing Financing Agreements, confirming the release of any lien in favor of such lender or other creditor that might apply to or be deemed to apply to any Crude Oil and/or Products of which Aron is the owner as contemplated by this Agreement and the other Transaction Documents and agreeing to provide Aron with such further documentation as it may reasonably request in order to confirm the foregoing;

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(i)The Company shall have duly executed and delivered the Storage Facilities Agreement, as set forth on Schedule AA hereto, and provided Aron satisfactory documentation that it or its Affiliate has secured, for the benefit of Aron, full, unencumbered storage and usage rights of the Crude Storage Tanks and the Product Storage Tanks;
(j)The Required Storage and Transportation Arrangements shall have been duly executed by the Company (and its Affiliates, if appropriate) and all third parties thereto;
(k)The Company shall have duly executed and delivered the Marketing and Sales Agreement, as set forth on Schedule X hereto;
(l)The Company shall have delivered to Aron a certificate signed by the principal executive officer of the Company certifying as to incumbency, board approval and resolutions, other matters;
(m)The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due authorization and execution; enforceability of the Transaction Documents and the Guarantee; no conflicts including with respect to the Existing Financing Agreements and the Stock Purchase Agreement;
(n)No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;
(o)There must not have been any event or series of events which has had or would reasonably be expected to have a Material Adverse Effect (as defined under the Stock Purchase Agreement);
(p)The Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies set forth on Schedule F (as attached to the Original Agreement) or, in the alternative, provided Aron with reasonable evidence that it has otherwise complied with Article 16 below, together with a further undertaking to deliver such insurance certificates to Aron promptly after the Commencement Date;
(q)The Company shall have complied in all material respects with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date;
(r)All representations and warranties of the Company and its Affiliates contained in the Transaction Documents shall be true and correct in all material respects on and as of the Commencement Date; and

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(s)The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein, including UCC-1 financing statements reflecting Aron as owner of all Crude Oil in the Crude Storage Tanks and all Products in the Product Storage Tanks on and as of the Commencement Date.

2.2    Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:
(a)Aron shall have duly executed and delivered the Inventory Sales Agreements, as set forth on Schedules Y and Z, and Aron shall have paid the respective portions of the Commencement Date Purchase Value to the Company and LOTT that are due on the Commencement Date;
(b)Aron shall have duly executed and delivered the Storage Facilities Agreement, as set forth on Schedule AA;
(c)Aron shall have duly executed and delivered the Marketing and Sales Agreement, as set forth on Schedule X;
(d)The Parties shall have agreed to the pricing method to be used and the form and substance of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R);
(e)Aron shall have duly executed the Fee Letter;
(f)All representations and warranties of Aron contained in the Transaction Documents shall be true and correct in all material respects on and as of the Commencement Date;
(g)Aron shall have complied in all material respects with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date; and
(h)Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein;
(i)The Stock Purchase Agreement shall have been duly executed and the “Closing” contemplated thereunder shall have occurred, and the transactions (other than the transactions contemplated hereby) necessary for the financing of the consummation by the Company and its Affiliates of the transactions contemplated by the Stock Purchase Agreement shall have been consummated; and
(j)Aron shall have delivered satisfactory evidence of its federal form 637 license and any applicable reseller sales tax exemption certificate(s).

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

2.3    Status of Certain Conditions and Other Provisions. The Parties acknowledge that the Commencement Date occurred on April 29, 2011 (the “Commencement Date”) under the Original Agreement and that, on and as of such date, various conditions were satisfied and other provisions complied with as contemplated under the Original Agreement, including without limitation the conditions set forth in Sections 2.1 and 2.2 and the determinations, transfer and payments contemplated under Article 4. The retention of the foregoing provisions in this Agreement shall not be deemed to imply that any of such conditions or other provisions were not satisfied or complied with on and as of the Commencement Date, and any defined terms used in Sections 2.1 and 2.2 shall be defined solely for purposes of Sections 2.1 and 2.2 as such terms were defined as of the Commencement Date. Such provisions have been retained for good order’s sake and to provide a convenient record thereof.

2.4    Additional Conditions relating to Second Amended and Restated Supply and Offtake Agreement. In connection with the execution by the Parties of the amendment and restatement of this Agreement on the Second Restatement Effective Date:
(a)The Parties have entered into an amended and restated Fee Letter dated the Second Restatement Effective Date.
(b)The Company and LOTT have provided to Aron confirmation, in form and substance satisfactory to Aron, that the Guarantee and all other Transaction Documents remains in full force and effect;
(c)The Parties have prepared and appended hereto a full amended and restated set of Schedules and Exhibits;
(d)To the extent required by Aron, updated and amended UCC filings shall have been made;
(e)The Company Parties shall have provided certified board resolutions authoring the amendment and restated contemplated hereby and transactions subject hereto and to the other Transaction Documents; and
(f)Aron shall have received an opinion, in form and substance satisfactory to Aron, from outside counsel to the Company and its Subsidiaries, dated as of the date hereof, to the effect that this Agreement (as amended and restated on the Second Restatement Effective Date) and the other Transaction Documents do not conflict with any Existing Financing Agreements.

2.5    Additional Terms and Conditions relating to the Conversion of certain Included Locations to Specified Lien Locations. The initial locations that are to be Specified Lien Locations hereunder are subject to the following terms and conditions:
(a)On and as of March 1, 2017 (the “Location Conversion Date”), as indicated on Schedule E, V or W, the Included Locations identified on such schedules shall cease to be Included Locations and, subject to satisfaction of the conditions hereunder, shall be converted to Specified Lien Locations;

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(b)The Parties shall enter into a purchase and sale agreement, dated as of the Location Conversion Date, pursuant to which the Company and LOTT shall purchase from Aron all Crude Oil and Products located at the Specified Lien Locations subject to the terms and conditions thereof (the “Specified Inventory Sales Agreement”); provided that payment of the estimated and definitive amounts payable thereunder shall be effected by adjustments to the Interim Payments under Section 10.1 hereof and the Monthly True-up Amount under Section 10.2 and, as provided in Section 11.2(c), with respect to Product Groups remaining as of the Location Conversion Date, the portion of such payments related thereto shall be equal to portions of the Estimated Initial Lien Amount and Initial Lien Amount for such Product Groups;
(c)For each Specified Lien Location that is a Third Party Lien Location, on and effective as of the Location Conversion Date, the Company and LOTT shall provide to Aron a duly executed “bailee’s letter” as contemplated by Section 18.2(r), except for Third Party Common Carrier Locations. As provided in clause (ii) of the definition of Specified Lien Location, a Third Party Lien Location (except for a Third Party Common Carrier Location) shall be counted as a Specified Lien Locations for purposes hereof only if a bailee’s letter for such location has been delivered to Aron and is in effect;
(d)Following the Location Conversion Date, the Parties may from time to time, by amending the appropriate schedule hereto, add a new Specified Lien Location, convert an Included Location to a Specified Lien Location or delete a location so that it ceases to be a Specified Lien Location.

2.6    Additional Terms and Conditions relating to the Contemplated Merger Transaction. If the Contemplated Merger Transaction is consummated, then:
(a)No later than 15 Business Days after the “Closing Date” as defined in the Merger Agreement, the Company Parties will cause Delek Holdco to provide a guarantee to Aron which shall be in form and substance equivalent to the Guarantee previously provided by Guarantor, which guarantee shall replace and supersede the Guarantee and, in connection therewith, the Parties hereto shall execute an amendment or such other documentation as Aron deems necessary or appropriate so that the definition of Guarantor hereunder shall refer to Delek Holdco (which may adopt the same name as currently used by the original Guarantor hereunder) and the definition of Guarantee shall refer to such new guarantee provided by Delek Holdco;
(b)No later than 15 Business Days after the “Closing Date” as defined in the Merger Agreement, the Company Parties will cause Delek Holdco to provide guarantees to Aron, each in form and substance equivalent to the guarantee being provided under clause (a) above, under which Delek Holdco shall guarantee the obligations of each Alon Entity under the supply and offtake agreement and related documentation in effect between Aron and each such Alon Entity; provided that, concurrently with the delivery to Aron of such guaranty, (i) Aron shall return and cancel any existing guaranty provided by Alon USA Energy, Inc. (“Alon USA”) with respect to such supply and offtake agreement, (ii) if such supply and offtake agreement requires any financial reporting with respect to Alon USA, Aron will execute an amendment with the relevant Alon Entity

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

changing such requirement to financial reporting with respect to Delek Holdco and (iii) if such supply and offtake agreement requires any financial reporting with respect to the relevant Alon Entity, Aron will execute an amendment with such Alon Entity modifying such requirements to permit such entity-level financial reporting to be satisfied with such entity-level period reports as are available following consummation of the Contemplated Merger Transaction but such modification shall not limit the relevant Alon Entity’s obligation to provide financial reports for all periods as currently contemplated under such agreement; and
(c)If as a result (and solely as a result) of the consummation of the Contemplated Merger Transaction, any indebtedness of the Alon Entities is accelerated and promptly (but no later than 30 Business Days) after such acceleration, all such indebtedness and other amounts due with respect thereto have been paid and fully discharged by the Alon Entities or on their behalf by the Guarantor or such event has otherwise been fully cured, then no Event of Default shall occur or be deemed to occur under clause (1) of Section 19.1(e) or Section 19.1(j) as a result of such acceleration; provided that the Companies Parties shall promptly provide evidence reasonably satisfactory to Aron confirming such payment and discharge or cure.

2.7    Additional Delivery Obligations Post-Second Restatement Effective Date. No later than 45 days after the Second Restatement Effective Date, the Company Parties have delivered to Aron amendments and restatements of the Company Acknowledgement Agreement and the MLP Acknowledgement Agreement referred to in Section 18.2(k) below, each duly executed by all parties thereto, reflecting such updated references and further amendments and modifications as Aron shall have reasonably requested.

ARTICLE 3

TERM OF AGREEMENT

3.1    Term. The Original Agreement became effective on the Original Effective Date with the Commencement Date (as acknowledged above) occurring on April 29, 2011 and the First Restated Agreement constituted a continuation thereof. This Agreement constitutes a continuation of the term of the Original Agreement and the First Restated Agreement under the amended and restated terms hereof and, subject to Section 3.2, the term of this Agreement shall continue for a period ending at 11:59:59 p.m., CPT on April 30, 2020 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”).

3.2    Early Termination. The Parties may mutually agree in writing to terminate this Agreement prior to the Expiration Date (but are under no obligation to do so). If any early termination is agreed to by the Parties, the effective date of such termination shall be the “Early Termination Date” hereunder.

3.3    Applicability of Schedules B, C, D, E and V. For all purposes of this Agreement and any other Transaction Document, (i) with respect to the period from the Second Restatement Effective Date to the Second Adjustment Date, Schedule B shall mean Schedule B-2 hereto, Schedule C shall mean Schedule C-2, Schedule D shall mean Schedule D-2 hereto, Schedule CC

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

shall mean Schedule CC-2 and Schedule GG shall mean Schedule GG-2 and with respect to the period from and after the Second Adjustment Date, Schedule B shall mean Schedule B-3 hereto, Schedule C shall mean Schedule C-3, Schedule D shall mean Schedule D-3 hereto, Schedule CC shall mean Schedule CC-3 and Schedule GG shall mean Schedule GG-3 and (ii) with respect to the period prior to the Location Conversion Date, Schedule E shall mean Schedule E-2 and Schedule V shall mean Schedule V-2 and with respect to the period from and after the Location Conversion Date, Schedule E shall mean Schedule E-3 and Schedule V shall mean Schedule V-3.

3.4    Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 20.

ARTICLE 4

COMMENCEMENT DATE TRANSFER

4.1    Transfer and Payment on the Commencement Date. The Commencement Date Volumes shall be sold and transferred and payment of the Estimated Commencement Date Value made as provided in the Inventory Sales Agreements.

4.2    Post-Commencement Date Reconciliation and True-Up. Determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreements.

ARTICLE 5

PURCHASE AND SALE OF CRUDE OIL

5.1    Sale of Crude Oil. On and after the Initial Delivery Date through the end of the Term, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b) its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron will endeavor, in a commercially reasonable manner, to enter into Procurement Contracts that will accommodate, in the aggregate, monthly deliveries of Crude Oil up to one hundred thousand (100,000) Barrels per day and the Company agrees to purchase and receive from Aron all such Crude Oil as provided herein and subject to the terms and conditions hereof. Aron shall, in accordance with the terms and conditions hereof, be the exclusive owner of Crude Oil in the Crude Storage Tanks.

5.2    Monthly Forecasts and Projections.
(a)Before the Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).
(b)[Reserved.]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(c)The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or if it is necessary to delay any previously scheduled pipeline nominations.
(d)The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (i) Aron shall be entitled to rely and act upon all such forecasts and projections and shall not be deemed in breach hereof to the extent any such breach or alleged breach is attributable to its having acted or relied thereon, and (ii) Aron shall not have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.

5.3    Procurement of Crude Oil.
(a)As of the Commencement Date, Procurement Contracts shall consist of (i) such Procurement Contracts as LOTT and Aron may have entered into and (ii) such Procurement Contracts with certain Third Party Suppliers as shall have been novated from LOTT to Aron, in each case providing for the purchase of Crude Oil to be processed at the Refinery for April or May 2011. In connection with such novated Procurement Contracts, the parties acknowledge that, concurrently with the effectiveness of such novations, Aron and LOTT entered into transactions identical to the novated Procurement Contracts (the “Back-to-Back Contracts”), except with Aron as seller thereunder and certain other modifications as specified in a letter agreement between Aron and LOTT, dated April 27, 2011. The parties further acknowledge and agree that, as a result of such novated Procurement Contracts, the Back-to-Back Contracts and the terms of the LOTT Inventory Sales Agreement, (i) from and after the effectiveness of such novations to the Inventory Measurement Time under the LOTT Inventory Sales Agreement, all Crude Oil delivered under the novated Procurement Contracts and the Back-to-Back Contracts shall have been or shall be transferred from the relevant Third Party Supplier to Aron and then from Aron to LOTT and (ii) from and after the Inventory Transfer Time under the LOTT Inventory Sales Agreement to the Inventory Measurement Time under the LOTT Inventory Sales Agreement, all such Crude Oil that is held or received at any of the Inventory Transfer Locations shall be transferred by LOTT to Aron under and in accordance with the terms of the LOTT Inventory Sales Agreement.
(b)From time to time during the Term of this Agreement, the Company may propose that an additional Procurement Contract be entered into, including any such additional Procurement Contract as may be entered into in connection with the expiration of an outstanding Procurement Contract. If the Parties mutually agree to seek additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential additional Procurement Contract. The Company shall have

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

no authority to bind Aron to, or enter into on Aron’s behalf, any additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing using the applicable trade ticket included in Schedule Q (the “Crude Procurement Request”) (which may be via email) of the terms of such offer, Aron shall promptly determine and advise the Company as to whether Aron consent to accept such offer. If Aron indicates its consent to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed additional Procurement Contract or related Procurement Contract Assignment.
(c)If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a Refinery Procurement Contract to acquire such Crude Oil for the Company’s account and, unless an Aron Procurement Contract is executed with respect thereto pursuant to Section 5.3(g), such Crude Oil if delivered to a Crude Intake Point shall constitute Other Barrels.
(d)Title for each quantity of Crude Oil to be delivered into a Crude Storage Tank shall pass to Aron, (i) if delivered under a Procurement Contract with a Third Party Supplier, from such Third Party Supplier as provided in the relevant Procurement Contract, (ii) if delivered under a Procurement Contract with the Company or LOTT, from the Company or LOTT as provided in the relevant Procurement Contract and (iii) if not delivered under a Procurement Contract (and whether such delivery is via an Included Crude Pipeline or another crude pipeline), from the Company as the Crude Oil passes the Crude Intake Point.
(e)For each quantity of Crude Oil to be delivered directly into a Specified Lien Location, (i) if delivery occurs under a Procurement Contract with a Third Party Supplier, title shall pass on a simultaneous flash title basis so that, at the relevant delivery point under such Procurement Contract, at the moment in time when title and risk of loss to any quantity is transferred by a Third Party Supplier to Aron under such Procurement Contract, title and risk of loss to that same quantity will be transferred from Aron to the Company, (ii) if delivery occurs under a Procurement Contract with the Company or LOTT, title shall pass on a simultaneous flash title basis so that, at the relevant delivery point under such Procurement Contract, at the moment in time when title and risk of loss to any quantity is transferred by the Company or LOTT to Aron under such Procurement Contract, title and risk of loss to that same quantity will be transferred from Aron to the

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Company and (iii) if such Crude Oil consists of Other Barrels, then title and risk of loss shall either pass at the relevant point at which delivery is made by LOTT to the Company if LOTT is delivering such Crude Oil or continue to be held by the Company if the Company is delivering such Crude Oil.
(f)The Parties acknowledge that the consideration due from Aron to the Company for any Crude Oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-Up Amounts determined following delivery and in accordance with Schedule C.
(g)No later than the fifth (5th) Business Day of the month preceding a Delivery Month, the Company shall inform Aron whether the Company has purchased or intends to purchase any Crude Oil that is being procured under a Refinery Procurement Contract for delivery during such Delivery Month (“Refinery Procured Barrels”). In connection with each such quantity of Refinery Procured Barrels, the Company may provide to Aron a trade ticket stating the quantity, grade and delivery terms of such Refinery Procured Barrels expected to be delivered to an Included Location or Specified Lien Location during such Delivery Month and, provided no Default (of which Aron has provided notice to the Company) or Event of Default with respect to the Company has occurred and is then continuing, the Company and Aron shall enter into an Aron Procurement Contract under which Aron shall purchase such quantity from the Company and title shall pass as provided in Section 5.3(d) or (e) above as applicable and Aron shall promptly provide to the Company a written confirmation of such Aron Procurement Contract. If any change occurs in the quantity, grade or delivery terms of the Refinery Procured Barrels that the Company expects to procure for delivery during such Delivery Month, the Company shall promptly advise Aron of such change and the related Aron Procurement Contract shall be modified accordingly. With respect to any confirmation issued by Aron to the Company in connection with an Aron Procurement Contract with the Company, if Aron does not receive from the Company either acceptance or notification of a bona fide error within ten (10) Business Days after receipt of such confirmation, then the Company shall be deemed to have accepted such confirmation, and such confirmation shall be effective and binding upon the Parties.
(h)Unless otherwise agreed by Aron (in its discretion), the Company and LOTT covenant and agree that (i) they will use commercially reasonable efforts to enter into Exchange Procurement Contract during any month so as to eliminate any volume imbalance and (ii) the sole purpose and intent of any such Exchange Procurement Contract shall be to, directly or indirectly, procure Crude Oil to be processed at the Refinery.
(i)With respect to all Crude Oil, LOTT covenants and agrees to be the party responsible for making entry of goods into the U.S., meeting the reporting requirements and payment obligations of U.S. Customs for the importation of goods, compliance with all free trade zone bonding, reporting and duty payments, and serving as importer of record in connection herewith.

5.4    Nominations under Procurement Contracts and for Pipelines.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(a)On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month previously provided in Sections 7.2(b) and 7.3(b). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.
(b)Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.
(c)Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate Crude Oil among its shippers.
(d)The Parties agree that the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.
(e)Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s discretion; provided that any Crude Oil

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

purchased pursuant to a Procurement Contract proposed by the Company shall be deemed to have characteristics approved by the Company for purposes of this clause. The foregoing shall not limit the Company’s rights to pursue any claims against third parties as contemplated by Section 5.9 below.
(f)In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil outside of the normal nomination procedures.
(g)Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.
(h)Prior to entering into any Ancillary Contract that does not by its terms expire or terminate on or before the Expiration Date, Aron will, subject to any confidentiality restrictions, afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms, and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 20.1(c) below.

5.5    Transportation, Storage and Delivery of Crude Oil.
(a)Aron shall have the exclusive right to inject, store and withdraw (except for such injections or withdrawals by the Company otherwise contemplated hereby) Crude Oil in the Crude Storage Tanks as provided in the Storage Facilities Agreement.
(b)Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and on the Included Crude Pipeline to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements. With respect to any activities involving Crude Oil covered by the Storage Facilities Agreement or any Required Storage and Transportation Arrangement, Aron may from time to time appoint the Company or LOTT as Aron’s agent thereunder for such activities as Aron may specify.
(c)Provided no Default (of which Aron has provided notice to the Company) or Event of Default by the Company or LOTT has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Delivery Point shall be on an “ex works” (EXW Incoterms 2010) basis. The Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take commercially

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

reasonable actions necessary to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.
(d)Provided no Default (of which Aron has provided notice to the Company) or Event of Default by the Company or LOTT has occurred and is continuing, the Company shall be permitted to withdraw from Specified Lien Locations. The Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from Specified Lien Locations. The Company shall take commercially reasonable actions necessary to maintain a connection with the Specified Lien Locations to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.

5.6    Title, Risk of Loss and Custody.
(a)Title to and risk of loss of the Crude Oil held in the Crude Storage Tanks shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point; provided that prior to such delivery the Company shall have custody of such Crude Oil in accordance with Section 5.6(b) below.
(b)During the time any Crude Oil or Products is held in any Storage Facilities, the Company or LOTT, in its capacity as operator of the Storage Facilities and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance (or causing applicable third parties other than Aron to comply) with all Applicable Laws, including all Environmental Laws, pertaining to the possession, handling, use and processing of such Crude Oil or Products and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising from failure by the Company or LOTT to so comply (or to cause such compliance), except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 21.1.
(c)At and after transfer of any Crude Oil at the Crude Delivery Point from Aron to the Company pursuant to Section 5.6(a) above, the Company shall be solely responsible for compliance (or causing applicable third parties other than Aron to comply) with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising from failure by the Company to so comply.
(d)Notwithstanding anything to the contrary herein, Aron and the Company and LOTT agree that the Company and LOTT shall have an insurable interest in Crude Oil that is subject to a Procurement Contract or as otherwise subject to this Agreement, and that the Company or LOTT may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company or LOTT has fully compensated Aron therefor as required hereunder, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

payment to Aron made to cover the same shall be promptly paid over by Aron to the Company or LOTT.
(e)Without limiting any of obligations hereunder of the Company or LOTT to cause any actions by third parties, it is acknowledged that in determining how to comply with such obligations, the Company and LOTT may use such contractual or other arrangements as they deem necessary or appropriate.

5.7    Contract Documentation, Confirmations and Conditions.
(a)Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company’s identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company’s performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, (iv) any other condition set forth in Section 5.1 above and (v) no Event of Default having occurred and continuing with respect to the Company.
(b)In documenting each Procurement Contract, Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section 5.3. In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier. Notwithstanding the foregoing, Aron and the Company may pre-agree on one or more standard sets of general terms and conditions and modifications thereto upon which Procurement Contracts may be executed without any further obligation of Aron to apprise the Company of such terms and conditions incorporated into such Procurement Contract and may, from time to time, agree to alterations or further modifications to such pre-agreed terms.
(c)The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide, to the extent legally and contractually permissible, to the Company, a copy of the Procurement Contract in question.

5.8    [Reserved]

5.9    Quality Claims and Claims Handling.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(a)The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with Section 5.9(d).
(b)The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject to Section 5.9(c), to either direct Aron to take commercially reasonable actions in the handling of such claims or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense. To the extent that the Company believes that any claim should be made by Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(c), Aron will take any commercially reasonable actions requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim, all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.
(c)Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim. If the Company requests that Aron assist in prosecuting any such claim, Aron shall be entitled to assist in the prosecution of such claim at the Company’s expense. Aron shall also be entitled to assist at its own expense in prosecuting any such claim other than by the request of the Company.
(d)Notwithstanding anything in Section 5.9(b) to the contrary but subject to Section 5.9(e), Aron may notify the Company that Aron is retaining control over the resolution of any claim referred to in Section 5.9(b) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject to Article 21 shall be handled and resolved in accordance with the provisions of Article 21.
(e)If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

5.10    Communications.
(a)Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.
(b)With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.
(c)The Parties shall coordinate all nominations and deliveries according to the scheduling and communications protocol on Schedule J hereto.

ARTICLE 6

PURCHASE PRICE FOR CRUDE OIL

6.1    Daily Volumes. Each Business Day the Company shall provide to Aron, by no later than 2:00 p.m. CPT, available meter tickets and/or meter readings, and tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for all Delivery Dates since the prior Business Day.

6.2    Purchase Price. As the purchase price for the Net Crude Sales Volume for any month, the Company shall owe to Aron when due the Monthly Crude Payment determined with respect to that Net Crude Sales Volume, subject to application of the relevant prices as provided on Schedule B hereto and calculation of the Monthly Crude Oil True-Up Amount as provided for on Schedule C hereto, and payable as provided in Section 10.2.

6.3    Monthly Crude Payment. For any month, the “Monthly Crude Payment” shall equal, with respect to the Net Crude Sales Volume for such month, the sum of (A) the product of (1) the Monthly Crude Price for that month and (2) the Net Crude Sales Volume for such month (the amount determined in this clause (A) may be a positive or negative number), (B) the Crude Purchase Fee for that month and (C) the Ancillary Costs for that month. If the Monthly Crude Payment is a negative number, then the absolute value thereof shall represent an amount owed from Aron to the Company and payable as provided in Section 10.2.

6.4    Crude Purchase Fee. As used herein:
(a)For any month, the “Crude Purchase Fee” shall equal the sum of:

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(A) the product of (1) the Level One Fee per barrel and (2) the Reduced Fee Barrels for such month, plus
(B) the product of (1) the Level Two Fee per barrel and (2) the greater of (x) zero and (y) the Actual Monthly Crude Run for such month minus the sum of the Reduced Fee Barrels for such month and the Waived Fee Barrels for such month.
(b)“Reduced Fee Barrels” means, for any month, whichever of the following is the smallest quantity: (i) the Actual Monthly Crude Run for such month minus the Volume Cap for Waived Crude Fee, (ii) the Designated Company-Sourced Barrels for such month minus the Volume Cap for Waived Crude Fee and (iii) the Volume Cap for Reduced Crude Fee for such month; provided that in no event shall the foregoing be less than zero.
(c)“Actual Monthly Crude Run” means, for any month, the Net Crude Sales Volume for such month plus the aggregate quantity of those Other Barrels that are actually delivered and received at the Crude Storage Tanks during such month.
(d)“Waived Fee Barrels” means, prior to the Adjustment Date, the lesser of the Designated Company-Sourced Barrels and the Volume Cap for Waived Crude Fee and, from and after the Adjustment Date, the sum of (i) the lesser of the Designated Company-Sourced Barrels and the Volume Cap for Waived Crude Fee and (ii) the Additional Waived Fee Barrels; provided that, for each 12 consecutive month period commencing on the Adjustment Date or an anniversary of the Adjustment Date or any shorter period commencing on such a date and ending on a Termination Date hereunder (each, a “Waived Fee Barrel Period”), the Waived Fee Barrels due for the final month of such period may be subject to adjustment as provided in Section 6.4(e) below.
(e)For each Waived Fee Barrel Period, Aron shall determine the number of Waived Fee Barrels for that period (“Total Waived Fee Barrels”) by applying such term and the various components thereof to the entire period (rather to a single month) as if each such term and component referred to such period and not a single month. If, for any Waived Fee Barrel Period, the sum of the Waived Fee Barrels for all months during such period (which for the final month of such period shall be calculated without giving effect to any adjustment under this Section 6.4(e)) exceeds the Total Waived Fee Barrels for such period, then the number of Waived Fee Barrels for the final month of such period used in computing the Crude Purchase Fee for such month shall equal the Waived Fee Barrels for such month (calculated without giving effect to any adjustment under this Section 6.4(e)) minus such excess (it being acknowledged that such number may be a positive or negative amount).
(f)For each Procurement Contract under which Aron is seller, the Parties shall, at or prior the time such Procurement Contract is executed, agree to a per Barrel fee due from the Company to Aron in connection with such Procurement Contract, with the product of such per Barrel fee and the quantity delivered by Aron under such Procurement Contract shall being a “Crude Sales Fee”. For each month, the

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Counterparty Crude Sales Fee” shall be the sum of the Crude Sales Fees for all quantities of Crude Oil delivered by Aron under Procurement Contracts in which Aron is seller.

6.5    Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of the Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the grades that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

6.6    Upon Aron’s request, the Company will, subject to any confidentiality restrictions, provide documentation evidencing all purchases of Designated Company-Sourced Barrels for any month.

ARTICLE 7

TARGET INVENTORY LEVELS AND WORKING CAPITAL ADJUSTMENT

7.1    Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels for each Pricing Group indicated on Schedule D hereto.

7.2    Target Month End Crude Volume.
(a)By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).
(b)By no later than the last Business Day of each Nomination Month, Aron shall notify the Company of the quantity of Crude Oil that Aron is designating as the “Target Month End Crude Volume” for the Delivery Month related to that Nomination Month; provided that such Target Month End Crude Volume shall not exceed the maximum or be less than the minimum inventory levels for Crude Oil indicated on Schedule D, subject to Section 7.2(c) below.
(c)During the first two months of deliveries of Crude Oil made pursuant to the Original Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume were the amounts specified on Schedule I to the Original Agreement.
(d)If, for any month, the Actual Month End Crude Volume exceeds the maximum inventory level or the Actual Month End Crude Volume is less than the minimum inventory level, then Aron may change the Target Month End Crude Volume for such month as follows:

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(i)If the Actual Month End Crude Volume is above the Target Month End Crude Volume, then Aron may increase the Target Month End Crude Volume for such Delivery Month to equal the Actual Month End Crude Volume or (ii) if the Target Month End Crude Volume is above the Actual Month End Crude Volume, then Aron may reduce the Target Month End Crude Volume for such Delivery Month to equal the Actual Month End Crude Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months.
(ii)In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.
In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).
7.3    Target Month End Product Volume.
(a)The Company shall provide to Aron its standard Products inventory and production report substantially in the form of Schedule O hereto (the “MTD Performance Report”). The MTD Performance Report shall be provided to Aron from time to time in accordance with the Company’s past practices with respect to such report.
(b)For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) targeted for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(c)Provided that the Company has complied in all material respects with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.
(d)At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.
(f)The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.
In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.
7.4    Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall reasonably determine the Monthly Working Capital Adjustment.

7.5    Monthly Product Sale Adjustments. For each month (or portion thereof) during the term of the Marketing and Sales Agreement and for each Product Group, Aron shall reasonably determine whether an amount is due by one Party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:
(a)For each Product Group and relevant period, Aron shall reasonably determine (i) the aggregate quantity of barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of barrels of such Product Group sold under Excluded Transactions executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);
(b)If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;
(c)If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-Up Amount due

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

for such period, which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and
(d)As used herein:
(i)“Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (each as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product Purchase Agreement in connection with which such Excluded Transaction was executed;
(ii)“Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, and (B) the Long Product FIFO Price for that Product Group and period.

7.6    Monthly Cover Costs. If, for any month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring and transporting Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-Up Amount due for such period hereunder.

7.7    Costs Related to Shortfall. To the extent that Aron is required to cover any shortfall in any Product delivery, whether under a Product Purchase Agreement or Company Purchase Agreement or otherwise, by any inventory it owns and acquires separately from the inventory owned and maintained in connection with this Agreement, (i) any cost or loss incurred by Aron in connection therewith that is not otherwise included as a Monthly Cover Cost shall constitute an Ancillary Cost that is to be reimbursed to Aron and (ii) any profit or gain realized by Aron in connection therewith shall be forfeited to the Company.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

7.8    Monthly Excluded Transaction Fee. For any barrel of gasoline or diesel delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment (as set forth on Schedule K to this Agreement). For each month, Aron shall reasonably determine the net quantities of gasoline and diesel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.8 as a result of such deliveries (the “Monthly Excluded Transaction Fee”).

7.9    Certain Month-End Product Transactions. With respect to any bulk purchases and sales of Product between Aron and the Company or any Affiliate of the Company that would occur on or closely preceding the last day of a month and are to be shipped on the Enterprise Teppco Product Pipeline, but would not be reflected in Estimated Daily Net Product Sales until the following month, the parties agree that all such purchases and sales (regardless of the quantity thereof) shall be executed as bulk purchases and sales pursuant to Section 2.4(b) of the Marketing and Sales Agreement and Schedule KK, and shall constitute Company Purchase Agreements.

ARTICLE 8

PURCHASE AND DELIVERY OF PRODUCTS

8.1    Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the Products output of the Refinery delivered directly into Included Locations from and including the Initial Delivery Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement. Products output of the Refinery that is delivered directly into Specified Lien Locations shall not be purchased by Aron.

8.2    Delivery and Storage of Products.
(a)Unless otherwise agreed by the Parties, all Products that are to be directly delivered into Included Locations shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on a delivered duty paid (“DDP”) basis. All Products delivered by the Company into Specified Lien Locations shall also be delivered on a DDP basis.
(b)Aron shall have exclusive right to store Products in the Product Storage Tanks in the Included Locations as provided in the Storage Facilities Agreement.

8.3    Expected Yield and Estimated Output.
(a)On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each such revised estimate, together with the Initial Estimated Yield, an “Estimated Yield”).

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(b)On the Commencement Date and thereafter as set forth on Schedules O and S to this Agreement, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron, for each month, an estimate of the Product quantities it expects to deliver to Aron or into Specified Lien Locations during such month.

8.4    Delivered Quantities. For each Delivery Date, the Company shall provide to Aron, by no later than 2:00 p.m., CPT on the next Business Day, available meter tickets and/or meter readings and tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.

8.5    Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point; provided that if Products are delivered from the Refinery into a Specified Lien Location, then title and risk of loss to such Products shall remain with the Company. If Products pass directly from a Specified Lien Location to an Included Location, title and risk of loss to such Products shall pass from the Company to Aron as Products pass the Products Delivery Point of such Included Location. Aron shall retain title through the Included Product Pipelines and in the Included Third Party Product Storage Tanks. With respect to Products held in Included Locations, title and risk of loss to Products shall pass from Aron to the Company as Products pass at the Products Offtake Point, provided that title and risk of loss shall remain with Aron during Product transfers between Included Locations at which Products are held.

8.6    Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A for such Products as to which specifications are set forth on Schedule A or to such other specifications as are from time to time agreed upon by the Parties. For such Products as to which there are no specifications set forth on Schedule A, there are no specifications with respect to such Products.

8.7    Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product, subject to application of the relevant prices as provided on Schedule B and calculation of the Monthly True-Up Amount as provided for on Schedule C.

8.8    [Reserved.]

8.9    Transportation, Storage and Delivery of Products.
(a)Aron shall have the exclusive right to inject, store and withdraw Products in the Product Storage Tanks as provided in the Storage Facilities Agreement.
(b)Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Product Pipelines and the Included Third Party Product Storage Tanks to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements. With respect to any activities involving Products covered by the Storage Facilities Agreement or any Required Storage and

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Transportation Arrangement, Aron may from time to time appoint the Company or LOTT as Aron’s agent thereunder for such activities as Aron may specify.
(c)Product transfers using truck or rail between the Product Storage Tanks shall be transported in a manner consistent with the Company’s past practices and in accordance with Applicable Law and good industry practice.
(d)For purposes of determining any Product volumes used in making any Interim Payment or Monthly True-Up Amount, any Product volumes held in any truck or railcars at the end of the relevant period shall be excluded from such Product volume determination.

8.10    Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the Parties for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

ARTICLE 9

ANCILLARY COSTS; MONTH END INVENTORY; CERTAIN DISPOSITIONS; TANK MAINTENANCE; CERTAIN Other Matters

9.1    Ancillary Costs.
(a)From time to time, Aron shall estimate Ancillary Costs it expects to incur with respect to each day occurring during any month. As provided in Section 10.1, Aron shall include such daily estimate of Ancillary Costs in the determination of the Interim Payments due with respect to each day in such month.
(b)Without limiting the foregoing, the Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron. Such reimbursement shall occur from time to time upon demand of Aron to the Company. When making such demand, Aron shall promptly provide the Company with copies of any relevant invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any Ancillary Costs shall be reflected in the Monthly True-Up Amount as provided in Section 10.2 below.

9.2    Month End Inventory.
(a)As of 11:59:59 p.m., CPT, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities, the Product Storage Facilities and the Specified Lien Locations, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks at that time, plus the Crude Oil Linefill at that time (the “Actual Month End Included Crude Volume”), (ii) the aggregate amount of Crude Oil held in Specified

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Lien Locations (including Crude Oil Linefill) at that time (the “Actual Month End Crude Lien Inventory”), (iii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks at that time, plus the aggregate volume of such Product held in the Included Third Party Product Storage Tanks at that time, plus the Product Linefill for such Product at that time (each, an “Actual Month End Included Product Volume”) and (iv) for each Product, the aggregate volume of such Product held in the Specified Lien Locations (including Product Linefill) at that time (each, an “Actual Month End Product Lien Inventory”). The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., CPT on the fifth Business Day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.
(b)As used herein,
“Actual Month End Crude Volume” for any month equals the sum of the Actual Month End Included Crude Volume and Actual Month End Crude Lien Inventory for such month; and
“Actual Month End Product Volume” for any Product and any month equal the sum of the Actual Month End Included Product Volume and Actual Month End Product Lien Inventory for such Product and month.
(c)At the cost and expense of Aron, Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly, then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.

9.3    Calculation of Sales.
(a)For any month, the “Net Crude Sales Volume” shall equal the greater of (x) (A) the sum of (1) the Actual Month End Crude Volume for the prior month plus (2) the Monthly Crude Receipts for such month, minus (B) the Actual Month End Crude Volume for such month and (y) zero.
(b)For any month, and for each Pricing Group (as defined on Schedule P), the “Net Product Sales Volume” shall equal (A) the sum of (1) the Actual Month End Product Volume for such month plus (2) the Monthly Product Sales for such month, minus (B) the Actual Month End Product Volume for the prior month.

9.4    Disposition Following Force Majeure.
(a)Notwithstanding anything to the contrary, if Aron is required, due to an event of Force Majeure affecting either Party, to sell to any unrelated third parties, in

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arm’s length transactions, any quantities of Crude Oil that, based on the then current Monthly Crude Forecast, Aron would reasonably have expected to have sold to the Company or ultimately processed by the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a “Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.
(b)In connection with its selling any Disposed Quantity, Aron shall (i) use commercially reasonable efforts to sell such Disposed Quantity at generally prevailing prices and (ii) promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.

9.5    Change to Tank Status.
(a)The Company or LOTT shall provide prompt written notice to Aron of any maintenance that the Company or LOTT intends to conduct on any of the Crude Storage Tanks or Product Storage Tanks that would result in such storage tank being taken out of service (“Tank Maintenance”). The Parties agree to cooperate with each other in establishing the effective date for any such Tank Maintenance for the purposes of any amendments to Schedule E.
(b)The Company or LOTT shall also provide prompt written notice to Aron of any binding agreement to sell, lease, sublease, transfer or otherwise dispose of any tank listed on Schedule E.
(c)The Company and LOTT agree that they will use commercially reasonable efforts, consistent with good industry standards and practices, to complete (and to cause any third parties to complete) any Tank Maintenance as promptly as practicable.
(d)[Reserved]

9.6    Certain Regulatory Matters.
(a)If Aron shall determine, in its sole judgment, that as a result of (i) the taking effect of any Applicable Law after the date hereof, (ii) any change in Applicable Law or in the administration, interpretation or application thereof by any Governmental Authority, (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) or any interpretation thereof by any Governmental Authority or the bringing of any action in a court of competent jurisdiction (regardless of

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whether related to Aron) or (iv) any interpretation of or proposal to implement any of the foregoing by a Governmental Authority, including, without limitation, any of the foregoing events described in clauses (i)-(iv) arising from or relating to either the Federal Reserve Notice of Proposed Rulemaking or the Federal Reserve 620 Report and whether occurring before or after the Second Restatement Effective Date (each, a “Regulatory Event”), Aron or any of its Affiliates is or would (A) not be permitted to hold, store, transport, buy, finance, sell or own any or certain of the commodities subject to the transactions contemplated by the Transaction Documents, (B) be required to hold additional capital, or be assessed any additional capital or other charges, on the basis of holding, storing, transporting, buying, financing, selling, or owing any commodities from time to time, including without limitation, any of the commodities subject to the transactions contemplated by this Agreement and the other Transaction Documents, (C) be unable to perform in any material respect its obligations under this Agreement and the other Transaction Documents, or (D) were it to continue to hold, store, transport, buy, finance, sell or own any of the commodities subject to the transactions contemplated by this Agreement and the Transaction Documents or perform any such obligations, and taking into account other commodities and the volumes thereof held by Aron or any of its Affiliates from time to time, be or likely to be required to hold additional capital, or be assessed any additional capital or other charges, or be or likely to be subject to additional or increased burdens or costs (such additional capital or other charges, burdens and costs, collectively, “Additional Costs”), then it shall notify the Company in writing of such determination (a “Regulatory Event Notice”). Promptly following the sending of a Regulatory Event Notice, Aron shall propose what actions or steps, if any, either Party or both Parties could implement to alleviate, minimize and/or mitigate the effect of any such Regulatory Event, and the Company shall consider any such actions or steps in good faith. If, in Aron’s sole judgment, Aron is able to identify actions or steps that can be implemented with respect to the transactions contemplated by this Agreement and the other Transaction Documents without adversely impacting the business conducted by Aron and its Affiliates generally, including, without limitation, without resulting in Aron or its Affiliates being required to incur any Additional Costs on the basis of holding, storing, transporting, buying, selling or owing any commodities from time to time, including without limitation, any of the commodities subject to the transactions contemplated by this Agreement and the other Transaction Documents, while preserving the economic terms and conditions of this Agreement and the other Transaction Documents (including economic benefits, risk allocation, costs and Liabilities), then the Parties shall, in good faith and in a commercially reasonable manner, endeavor to implement such actions and steps. If, in Aron’s sole judgment, Aron is unable to identify such actions or steps or the Parties are unable to implement any actions and steps that have been so identified, then Aron may, by written notice to the Company (a “Regulatory Termination Notice”), elect to terminate this Agreement in the manner provided for in Article 20 on such date Aron shall specify in such notice, which date shall constitute a Termination Date for purposes of Article 20; provided that (x) (unless such Regulatory Event has or is expected to become effective at an earlier date) the date specified in such Regulatory Termination Notice shall occur at least ninety (90) days after the date such notice is given and if practicable on the last day of a month, or on such earlier date as may be requested by the Company provided that the Parties in Aron’s reasonable

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judgment have sufficient time to effect a termination pursuant to Article 20 hereof, (y) if a Regulatory Termination Notice is given, an election under Section 9.6(b) is made and the alternative structure contemplated by Section 9.6(b) is implemented, then no termination shall result from such Regulatory Termination Notice and (z) if the relevant Regulatory Termination Notice relates only to the incurrence of Additional Costs, then if and for so long as the Company exercises its option under Section 9.6(d) below, no termination shall result from such Regulatory Termination Notice. In the case of a Regulatory Termination Notice referred to in clause (z) of the preceding sentence, Aron will also provide to the Company an estimate of such Additional Costs which Aron shall determine in a commercially reasonable manner based on such information relating to the relevant Regulatory Event as is then available to Aron.
(b)Without limiting the generality of the foregoing, (i) in the case of Aron, concurrently with, and (ii) in the case of the Company following, the giving of a Regulatory Termination Notice, either Party may, in its sole discretion, elect to modify this Agreement, the other Transaction Documents and the transactions subject hereto and thereto so that Aron shall not be the owner of any commodities held at Included Locations and that instead all commodities held at Included Locations shall constitute Inventory Collateral and all Included Locations shall constitute Specified Lien Locations, and if such election is made, then the Company shall (and shall cause its Affiliates and third parties to) execute such amendments and modifications to the Transaction Documents, take such other actions and execute and deliver such ancillary documents (including acknowledgments, consents, waivers, security agreements or acknowledgments, UCC financing statements, delivery of legal opinions, etc.) as are necessary and appropriate in Aron’s judgment to implement and confirm the effectiveness such alternative structure. Aron may only make the election contemplated by this subsection (b) if it does so concurrently with its giving of the Regulatory Termination Notice. The Company may make the election contemplated by this subsection (b) on a temporary basis prior to the effective date of the Regulatory Termination Notice (provided that is shall advise Aron that such election has been made on a temporary basis) and if the Company makes such election on a temporary basis, then during the 90 day period following the date on such election, the Company may (in each case by written notice to Aron) elect to continue the election under this subsection (b), elect to pay Additional Costs as contemplated under subsection (d) below if such election is available, or elect to have termination pursuant to such Regulatory Termination Notice become effective on the last day of such 90 day period; provided that if the Company elects to have the Regulatory Termination Notice become effective, Aron may, in its discretion, reset the date as of which termination is to be effective pursuant to Article 20 hereof to allow sufficient time for such termination to be effected as contemplated thereby and until such termination date occurs, the Company’s temporary election under this clause (b) shall remain in effect.
(c)If Aron gives a Regulatory Termination Notice relating to a Regulatory Event that is based on a rule or regulation that, at the time such notice is given, has not yet become effective (including without limitation any rule or regulation resulting from the Federal Reserve Notice of Proposed Rulemaking), then without limiting the minimum 90 day notice period required under clause (a) above, such Regulatory Termination

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Notice shall not become effective prior to the date on which such rule or regulation becomes effective.
(d)If Aron gives a Regulatory Termination Notice relating to a Regulatory Event Notice that relates only to the incurrence of Additional Costs, then the Company may elect, by written notice to Aron, to compensate Aron from time to time for such Additional Costs incurred by Aron and so long as the Company compensates Aron for such Additional Costs, this Agreement shall not be terminated on the basis of such Regulatory Event Notice; provided that (i) upon giving such notice to Aron, the Company Parties shall become obligated to pay all Additional Costs thereafter incurred, subject to clause (iv) below, and without limiting such obligation Aron may require that the Company Parties execute such further documents or instruments as Aron may request to confirm such obligation, (ii) the amount of such Additional Costs shall be determined by Aron in accordance with its internal procedures and shall include Additional Costs directly arising from this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby and the portion of any other Additional Costs allocable, on a pro rata basis, to this Agreement, such Transaction Documents and such transactions, (iii) such Additional Costs shall be documented and invoiced by Aron to the Company Parties on a monthly basis and be due and payable within two (2) Business Days after invoicing, it being acknowledged that to the extent feasible, Aron will endeavor to include such Additional Costs in the monthly settlement provided for under Section 10.2 hereof and (iv) the Company Parties may elect to cease compensating Aron for such Additional Costs by written notice which shall be effective 120 days after being given, in which case Aron may reinstate its Regulatory Termination Notice with respect to such Additional Costs.
(e)As used herein, “Federal Reserve Notice of Proposed Rulemaking” means the notice of proposed rulemaking issued by the Board of Governors of the Federal Reserve System titled “Risk-based Capital and Other Regulatory Requirements for Activities of Financing Holding Companies Related to Physical Commodities and Risk-based Capital Requirements for Merchant Banking Investments” (Docket No. R-1547; RIN 7100 AE-58); and “Federal Reserve 620 Report” means the Report to the Congress and the Financial Stability Oversight Council Pursuant to Section 620 of the Dodd-Frank Act issued in September 2016 by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency.

9.7    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL OR PRODUCTS DELIVERED HEREUNDER, NEITHER PARTY MAKES ANY WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL OR PRODUCTS FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION THAT THE CRUDE OIL OR PRODUCTS CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ANY CONTRACT WITH ANY THIRD PARTY SUPPLIER.

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ARTICLE 10

PAYMENT PROVISIONS

10.1    Interim Payments.
(a)For each day, Aron will calculate a provisional payment (each an “Interim Payment”) which:
(i)if such day is not a Monthly True-Up Date, shall equal (i) the greater of (A) zero and (B) the Cumulative Estimated Daily Net Settlement Amount as of such date minus the LC Threshold Amount as of such date, minus (ii) the Cumulative Interim Paid Amount as of such date; and
(ii)if such day is a Monthly True-Up Date, shall be determined as follows:
(1)Upon the payment of any Monthly True-Up Amount due on such day, Aron shall determine the Interim Reset Amount as of such Monthly True-Up Date;
(2)Aron shall calculate the Cumulative Estimated Daily Net Settlement Amount as of such date and the Cumulative Interim Paid Amount as of such date after giving effect to the payment of such Monthly True-Up Amount and such Interim Reset Amount; and
(3)the Interim Payment for such Monthly True-up Date shall equal (i) the greater of (A) zero and (B) the Cumulative Estimated Daily Net Settlement Amount as of such date minus the LC Threshold Amount as of such date, minus (ii) the Cumulative Interim Paid Amount as of such date
(iii)For illustrative purposes only, Schedule FF sets forth an example of the computations contemplated by this Section 10.1(a). Such example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Section 10.1(a), but merely provides an illustration of the manner in which computations are to be made.
(b)For purposes of calculating Interim Payments, Aron shall determine, for each day, a daily settlement amount (“Daily Settlement Amount”) shall be the Estimated Daily Net Product Sales times the applicable Daily Price per Schedule B minus the Estimated Daily Net Crude Sales minus an estimate of Ancillary Costs, which shall be denoted as a positive number, for such day to the extent not directly invoiced to the Company, in the manner illustrated on Schedule G and subject to the following terms and conditions.  If such amount is a positive number, such amount shall be due from Aron to the Company.  If such amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. With respect to the foregoing calculations and determinations:

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(i)if inventory data needed for the applicable invoice date per Schedule G has not been reported Aron will reasonably use the inventory data for the day occurring during the thirty (30) day period preceding such calendar day that results in the largest Estimated Daily Net Crude Sales or the smallest Estimated Daily Net Product Sales (as the case may be); and
(ii)if Aron determines a Daily Settlement Amount using any inventory data covered by clause (i) above or determines that any inventory data it has used in such determination was inaccurate, then Aron may, at its option, adjust future Daily Settlement Amounts (no more often than once per calendar week) to take account of any corrected inventory data or any inventory data that, if available, would have complied with clause (i) above.
(c)With respect to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales,
(i)The Company shall, as of the end of each day, provide to Aron inventory reports in the form set forth on Schedule H, showing the quantity of (w) Crude Oil held in Crude Storage Tanks, (x) Crude Oil that is Included Crude Lien Inventory, (y) Products held in Product Storage Tanks and (z) Products that are Included Product Lien Inventory.
(d)For the purposes hereof,
(i)“Estimated Daily Net Crude Sales” for any day shall be the aggregate daily flow through meters R1, R2, and R3 times the applicable Daily Price per Schedule B minus the Estimated Gathering Crude Value minus Lion-Owned Rail Receipts times the applicable Daily Price per Schedule B;
(ii)“Estimated Daily Net Product Sales” for any day and Product shall be the estimate for that day of the Product volume that equals (x) the aggregate volume of such Product held in the Product Storage Tanks at the end of such day, plus the aggregate volume of such Product held in the Included Third Party Product Storage Tanks at the end of such day, plus the Product Linefill at the end of such day, plus the aggregate volume of Included Product Lien Inventory at the end of such day, plus (y) the Daily Product Sales of such Product for such day, minus (z) the aggregate volume of such Product held in the Product Storage Tanks at the beginning of such day, plus the aggregate volume of such Product held in the Included Third Party Product Storage Tanks at the beginning of such day, plus the Product Linefill at the beginning of such day, plus the aggregate volume of Included Product Lien Inventory at the beginning of such day; and
(iii)“Estimated Gathering Crude Value” for any day shall be the Estimated Gathering Tank Injections times (the closing settlement price on the NYMEX for the first nearby light sweet crude oil futures contracts rounded to 4 decimal points minus $[*CONFIDENTIAL*]/bbl).

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(e)For each day, Aron shall determine the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales, in a commercially reasonable manner based on the inventory data and otherwise in the manner contemplated by this Section 10.1 and Schedule G, and to the extent it deems appropriate taking into account such other data as may be relevant to the determination of such estimates.
(f)If Aron advises the Company of an Interim Payment on any Business Day, then the Company shall be obligated to pay such Interim Payment to Aron on the following Business Day.
(g)For any Business Day, the Interim Payment to be determined and advised by Aron shall be the Interim Payment for that day, provided that if such Business Day is followed by one or more non-Business Days (whether weekends or Bank Holidays), then Aron shall reasonably determine and advise to the Company the Interim Payment for that Business Day as well as the Interim Payment each of such following non-Business Days and all such Interim Payments shall be due on that Business Day.
(h)[Reserved.]
(i)With respect to the Deferred Interim Payment Amount, the parties agree that:
(i)commencing with the Interim Payment due for the Initial Delivery Date and until such point as the aggregate amount of Interim Payments equals the Deferred Interim Payment Amount, such aggregate amount of Interim Payments shall be deferred so that the first [*CONFIDENTIAL*] of such payments so deferred shall not be required to be paid under Section 10.1, and shall be excluded from the Monthly True-Up Amount calculation under Section 10.2, it being acknowledged that the amount referred to in this clause (i) shall not be due from the Company to Aron until the Termination Date hereunder, at which time such amount shall be due and payable in full (unless payment of such amount is accelerated under Article 19); and
(ii)So long as any portion of the Deferred Interim Payment Amount is being deferred pursuant to clause (i) above, it shall be counted as having been paid for purposes of determining any Interim Payments or Monthly True-Up Amounts calculated hereunder (but without prejudice to such amounts being due as contemplated under clause (i) above).
The provisions of this clause (i) have been retained for good order’s sake and to provide a convenient record of the matters covered thereby.
10.2    Monthly True-Up Amount.
(a)Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any month, a calculation and appropriate documentation to support such calculation for such month for a monthly true-

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up payment (the “Monthly True-Up Amount”). The Monthly True-Up Amount for any month shall be equal to:
(i)the Cumulative Interim Paid Amount as of the then current Monthly True-Up Date, minus
(ii)the Gross Monthly Crude Oil Value (as defined on Schedule C); minus
(iii)the sum of the Gross Monthly Product Values (as defined on Schedule C), minus
(iv)the Ancillary Costs for such month, plus
(v)the Monthly Excluded Transaction Fee, plus
(vi)the Monthly Product Sale Adjustment, minus
(vii)the Monthly Cover Costs, plus
(viii)the Monthly Working Capital Adjustment, plus
(ix)any other amount then due from Aron to the Company under this Agreement or any other Transaction Document, minus
(x)any Excess LC Fee for such month, minus
(xi)any other amount then due from the Company to Aron under this Agreement or any other Transaction Document.
If the Monthly True-Up Amount is a positive number, such amount shall be reflected in the Interim Reset Amount, each as fixed as of the then current Monthly True-Up Date pursuant to Section 10.1(a) above. If the Monthly True-Up Amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-Up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Notwithstanding anything herein to the contrary, for purposes of determining the Monthly True-Up Amount with respect to December 2013, the amounts under clauses (ii) and (iii) above shall be determined based on Schedule C as in effect under the Original Agreement immediately prior to the date hereof.
(b)For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth on Schedule C shall apply and for purposes of determining the amount due under clause (viii) of Section 10.2(a), the definitions and formula set forth on Schedule L shall apply.
(c)For the purposes of determining the Monthly True-Up Amount for April 2017 and May 2017, and notwithstanding anything to the contrary on Schedule C, the

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Parties agree that additional sums shall be owing from one Party to the other to reflect the net amounts that would have been due between the Parties had the First Restated Agreement expired on the Expiration Date thereof (including the purchase by the Company of Crude Oil and Products pursuant to the Step-Out Inventory Sales Agreement contemplated thereby) and this Agreement had been entered into and became effective on the Second Adjustment Date (with the purchase by Aron on the Second Adjustment Date of Crude Oil and Products pursuant to a document comparable to the Inventory Sales Agreements), the calculation of such net amounts being illustrated on Schedule II hereto. The amounts determined and payable under this Section 10.2(c) shall be included as part of the Monthly True-Up Amounts for April 2017 and May 2017, which shall be payable in May 2017 and June 2017, respectively as further described in Schedule II.
(d)In connection with determining the Monthly True-Up Amount for any month prior to May 2017, the Pricing Benchmarks with respect to the Asphalt Product Group are to be applied so as to implement the following further terms and conditions:
(i)For each month, an amount equal to 25% of the Gross Monthly Product Value (as defined in Schedule C) for Asphalt Product Group for such month shall be determined, which amount may be positive or negative;
(ii)The amount determined under clause (i) above for any month shall be added to the amounts determined for all prior months under clause (i) above (commencing with May 2011 and terminating with April 2017);
(iii)If the sum of the amounts determined under clause (ii) above is positive, such positive sum shall constitute a contingent payable due from Aron to the Company;
(iv)If the sum of the amounts determined under clause (ii) above is negative, the absolute value of that sum shall constitute a contingent payable due from the Company to Aron; and
(v)Any such contingent payable shall become due from one party to the other only upon termination of this Agreement, in which case such payable shall be settled together with all other amounts due to between the parties in connection with such termination; provided that in the case of termination pursuant to Article 20 hereof, such contingent payable shall be settled as contemplated by Article 20.

10.3    Annual Fee. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron a fee equal to the Annual Fee for each twelve (12) month period during the Term, to be paid in equal quarterly installments, in arrears, on February 1, May 1, August 1 and November 1 of each year and the Termination Date. The Annual Fee shall be prorated for any periods of more or less than three months.

10.4    Invoices.
(a)Invoices shall be prepared and submitted in accordance to Schedule G.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(b)If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Interim Payments, Monthly True-Up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which it disagrees and why; provided that, to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 25, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days. To the extent that an existing Procurement Contract permits disputed amounts to be retained pending resolution of disputes, the Parties agree to permit disputed amounts to be retained hereunder on the same terms, notwithstanding anything hereunder to the contrary.

10.5    Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the parties shall agree in connection with such procurement upon terms for incorporating the purchase of such feedstocks into the daily and monthly settlements contemplated by Sections 10.1 and 10.2 above.

10.6    Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by the party entitled to such payment.

10.6    Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by telegraphic transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.

ARTICLE 11
LIEN AMOUNTS
11.1    Lien Amounts. Commencing on the Location Conversion Date and from time to time thereafter during the Term, and subject to the terms and conditions of this Agreement, Aron will advance to the Company the amount as from time to

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time determined hereunder (such amount, the “Lien Amount”), which shall initially equal the Initial Lien Amount and thereafter be adjusted as provided in Section 11.3 below. The Lien Amount will fluctuate from time to time based on the value and volume of the Included Crude Lien Inventory and Included Product Lien Inventory.

11.2    Initial Lien Amount.
(a)The “Initial Lien Amount” shall equal the sum of Initial Crude Lien Inventory Value and the Initial Product Lien Inventory Value and Aron shall advance the Initial Lien Amount to the Company on the Location Conversion Date; provided that (i) if the exact Initial Lien Amount cannot be determined on Location Conversion Date, Aron may determine an estimate thereof (the “Estimated Initial Lien Amount”) and notify the Company of such estimate, in which case the Estimated Initial Lien Amount shall be the amount paid on such date and promptly thereafter Aron shall determine the exact Initial Lien Amount and if such amount differs from the Estimated Initial Lien Amount, one party shall promptly make such payment to the other party so that as a result Aron has paid an amount equal to the Initial Lien Amount and (ii) the Parties agrees that the Estimated Initial Lien Amount and any adjustment payment required under clause (i) shall be effected by adjustments to the Interim Payments under Section 10.1 hereof.
(b)No later than three (3) Business Days prior to Location Conversion Date (or such later date as may be agreed by Aron), the Company shall deliver to Aron a notice containing the estimated Included Crude Lien Inventory and the estimated Included Product Lien Inventory.
(c)The Parties acknowledge and agree that (i) the volume determination procedures used under the Specified Inventory Sales Agreement shall be applied in determining the volumes relevant to the determination of the Initial Lien Amount and the Estimated Initial Lien Amount, (ii) for any Product Group remaining as of the Location Conversion Date, the portion of the Estimated Initial Lien Amount related thereto shall be equal to the portion of the estimated amount payable under the Specified Inventory Sales Agreement for such Product Group and (iii) for any Product Group remaining as of the Location Conversion Date, the portion of the Initial Lien Amount related thereto shall be equal to the portion of the definitive amount payable under the Specified Inventory Sales Agreement for such Product Group.

11.3    Interim Payments.
(a)With respect to each day from and after the Location Conversion Date during the Term, Aron shall calculate, as provided in Section 10.1(b), the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales which shall be due from one Party to the other and settled as provided therein; provided that Aron shall not be obligated to pay any such Interim Payment to the Company at any time that a Default (of which Aron has provided notice to the Company) or Event of Default with respect to the Company or LOTT has occurred and is continuing.
(b)The “Interim Adjustment Amount” means, for any day, the amount determined by Aron as an interim adjustment to the Lien Amount, by applying the applicable Daily Prices to the day over day change in the Included Product Lien

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Inventory and Included Crude Lien Inventory, which may be a positive or negative amount. If positive, the Interim Adjustment Amount shall increase the Lien Amount and if negative, the Interim Adjustment Amount shall decrease the Lien Amount.

11.4    [Reserved]

11.5    Delivery of Inventory Collateral.
(a)If any Crude Oil that is Inventory Collateral in a Specified Lien Location passes directly from such Specified Lien Location to an Included Location, then title and risk of loss thereto shall pass from the Company to Aron as such Crude Oil enters the first permanent flange of the Included Location.
(b)If any Crude Oil owned by Aron in an Included Location passes directly from such Included Location into a Specified Lien Location, then title and risk of loss thereto shall pass from Aron to the Company as such Crude Oil exits the Included Location.
(c)If any Products that are Inventory Collateral in a Specified Lien Location pass directly from such Specified Lien Location to an Included Location, then title and risk of loss thereto shall pass from the Company to Aron as such Products enter the first permanent flange of the Included Location.
(d)If any Products owned by Aron in an Included Location pass directly from such Included Location into a Specified Lien Location, then title and risk of loss thereto shall pass from Aron to the Company as such Products exit the Included Location.

11.6    Remedies upon Event of Default. If an Event of Default with respect to the Company occurs and Aron exercises its remedies under Article 19 hereof, then without limiting any rights and remedies that Aron may have thereunder, under the Transaction Documents or otherwise, it is agreed that:
(a)
(i)Aron may terminate its obligation to make any further payments or advances to the Company with respect to any Lien Amount and declare the then outstanding Lien Amounts to be due and payable, except that in the case of an Event of Default under Section 19.1(d), Aron’s obligation to make any further payments or advances to the Company with respect to the Lien Amounts shall automatically be terminated and the then outstanding Lien Amounts shall automatically be immediately due and payable without any election, notice or action on the part of Aron; provided that the amount due to Aron as a result of such termination and acceleration shall include all amounts accrued on such Lien Amounts to the date of such termination and all losses and costs which Aron incurs as a result of maintaining, terminating or obtaining any related hedge positions and in doing so Aron may use such pricing and rate references as Aron deems appropriate in its commercially reasonable judgment, including references

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to such futures, forward, swap and options markets as it shall select in its reasonable judgment; and
(ii)Aron may, in its discretion, include any amount determined under clause (i) above in any net settlement (including under Section 19.2(f) hereof), exercise of setoff rights (including under Section 19.2(i) hereof) or in the exercise of other rights whether by agreement, at law or in equity (including rights of recoupment) that Aron may have.
The foregoing shall in no way limit or be deemed to limit any other rights or remedies of Aron under this Agreement or any other Transaction Document, including its rights to apply the proceeds of any Inventory Collateral to any Obligations.
11.7    Settlement at Termination. In the event this Agreement terminates pursuant to Article 20 hereof, the following provisions shall apply with respect to all Lien Amounts:
(a)The Lien Amounts outstanding as of the Termination Date shall be due and payable by the Company to Aron, together with all amounts accrued thereon through such Termination Date;
(b)All amounts referred to in clause (a) above shall be included in the Termination Amount under Section 20.2(a); and
(c)In determining the Estimated Termination Amount and the Termination Holdback Amount, Aron may, in its commercially reasonable judgment, take account of any amounts due under clause (a) above that will not be definitively determined as of the Termination Date and/or which will be subject to any true-up or adjustment following the Termination Date.

11.8    Eligible Hydrocarbon Inventory.
(a)By no later than 3:00 p.m. CPT on each Business Day, the Company shall provide to Aron, via email, a report in form and substance reasonably satisfactory to Aron as illustrated in Schedule H (the “Inventory Report”) showing the inventory quantities that then constitute Eligible Hydrocarbon Inventory, including the quantity and location of each type of inventory.
(b)Notwithstanding the inventory quantities shown in an Inventory Report, if Aron in its reasonable judgment and in good faith determines that any of such quantities do not constitute Eligible Hydrocarbon Inventory, then Aron may exclude such quantities from the Eligible Hydrocarbon Inventory for purposes hereof.
(c)By delivering an Inventory Report, the Company shall be deemed to represent and warrant to Aron (to the same extent as if set forth in this Agreement) that all Hydrocarbons identified as Eligible Hydrocarbon Inventory in such report meet all the requirements of Eligible Hydrocarbon Inventory set forth in this Agreement.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ARTICLE 12

INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT

12.1    Aron shall be entitled at Aron’s own cost and expense to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.

12.2    In addition to its rights under Section 12.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company (which notice the Company shall forward to any applicable owners or operators) and at Aron’s own cost and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not materially interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery and shall be conducted in accordance with all Applicable Laws and permits; provided further, that (i) Aron’s personnel and its representatives shall follow routes and paths designated by the applicable operator or security personnel employed by such operator, (ii) Aron’s personnel and its representatives shall observe Applicable Laws and all security, fire and safety directives, procedures, regulations and guidelines then in effect at such location while, in, around or about such location, and (iii) Aron shall be liable for any loss, liability, damage, claim or expense caused by the negligence, willful misconduct or other tortious conduct of such Aron personnel and/or its representatives.

12.3    In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron, such as “strapping,” the Parties shall select a mutually agreeable certified and licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.

12.4    Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty one (231) cubic inches and forty two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).

12.5    To the extent that the Company or LOTT receives any inventory reports relating to a survey of the quantity and quality of the physical inventory pursuant to the Stock Purchase Agreement or generated by any third party, Aron shall promptly receive the survey report generated thereunder, which report shall be addressed to Aron.

12.6    Each Party agrees to provide the other Parties with reasonable access to any reports and other information provided to it by third party service providers (including storage facilities and pipelines) with respect to volumes of Crude Oil and Products that are subject to this Agreement and held and/or transported by such third party service providers.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

12.7    A Company Party or MLP Party may require any party requesting entry to a Storage Facility or the Refinery on behalf of, at the request of, or for the benefit of Aron, prior to permitting them to enter such location, to enter into an access agreement, provided the terms and conditions of such access agreement are reasonable and typical of such agreements required by other operators in the area local to such location. Notwithstanding anything to the contrary herein, the indemnification provisions of such access agreement shall control over the indemnification provisions herein with respect to any Liabilities directly or indirectly arising out of Aron or its employees, representatives, agents or contractors exercising any inspection or access rights granted herein.

ARTICLE 13

FINANCIAL INFORMATION; CREDIT SUPPORT; AND ADEQUATE ASSURANCES

13.1    Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, (a) a copy of the annual report on Form 10-K, containing audited consolidated financial statements of Guarantor and its consolidated subsidiaries for such fiscal year certified by independent certified public accountants and (b) the balance sheet, statement of income and statement of cash flow of the Company for such fiscal year, as reviewed by the Company’s independent certified public accountants, and (ii) within sixty (60) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements Guarantor and its consolidated subsidiaries for such fiscal quarter; provided that so long as Guarantor is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company will not be required to provide such annual or quarterly financial reports of Guarantor to Aron. In all cases the statements shall be for the most recent accounting period and prepared in accordance with GAAP or such other principles then in effect.

13.2    Additional Information. Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports substantially in the form of Schedule S.

13.3    Notification of Certain Events. The Company shall notify Aron, in the case of clauses (a), (b), (e) and (f) below within four (4) Business Days and, in the case of clause (c) and (d) below within one (1) Business Day, after learning of any of the following events:
(a)The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an

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Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets;
(b)Either Company Party’s, any of its Subsidiaries’, the Guarantor’s or any of their other Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate), but in the case of any such other Affiliate only if such transaction would limit or otherwise apply to or in any material respect affect any of the business, assets or operations of the Company or LOTT;
(c)An early termination of or any notice of “event of default” under any Base Agreement;
(d)An early termination of or any notice of “event of default” under the Guarantee;
(e)A material amendment to any Existing Financing Agreement or any other Financing Agreement; or
(f)The execution of any agreement or other instrument or the announcement of any transaction or proposed transaction by the Guarantor or any of its Affiliates relating to a change of control of the Guarantor;
provided that, with respect to clauses (a), (b), (e) and (f), no such notice shall be required if such event have been reported by the Guarantor on a Form 8-K that has been filed by the Guarantor with the SEC in a timely manner.
13.4    Credit Support.
(a)Guarantee. As a condition to Aron entering into this Agreement, the Company has agreed to cause the Guarantor to provide the Guarantee to Aron, as credit support for the prompt and complete performance and payment of all of the Company’s obligations hereunder, and all costs and expenses (including but not limited to the reasonable costs, expenses, and external attorneys’ fees of Aron) of amending and maintaining the Guarantee shall be borne by the Company.
(b)Letters of Credit.
(i)The Company may, from time to time, provide to Aron one or more Letters of Credit as additional credit support and margin for or to secure prompt and complete payment and performance of all of the Company’s and LOTT’s obligations hereunder; provided that all costs and expenses (including but not limited to the reasonable costs, expenses, and external attorneys’ fees of Aron) of establishing, renewing, substituting, canceling, increasing, and reducing the amount of (as the case may be) the Letters of Credit shall be borne by the Company.
(ii)A Letter of Credit shall provide that Aron may draw upon the Letter of Credit in an amount (up to the face amount for which the Letter of Credit has been issued) that is equal to all amounts that are due and owing from the Company or LOTT but have not been paid to Aron within the time allowed for such payments under this Agreement or any other Transaction Document (including any related notice or grace period or both). A Letter of Credit shall provide that a drawing shall be made on the Letter of Credit upon submission to

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the bank issuing the Letter of Credit of one or more certificates specifying the amounts due and owing to Aron in accordance with the specific requirements of the Letter of Credit.
(iii)If the Company shall fail to renew, extend or replace a Letter of Credit more than twenty (20) Business Days prior to its expiry date, then Aron may draw on the entire, undrawn portion of such outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates specifying the amounts due and owing to Aron in accordance with the specific requirements of the Letter of Credit. Any proceeds received as a result of such drawing may, in Aron’s discretion, be applied in payment of any amount due to Aron hereunder or under the other Transaction Documents (including any amount being due under Section 10.1 above) or retained as additional cash collateral and margin to secure the prompt and complete the payment and performance of, all of the Company’s and LOTT’s obligations hereunder. The Company shall remain liable for any amounts due and owing to Aron and remaining unpaid after the application of the amounts so drawn by Aron.
(iv)Provided no Default (of which Aron has provided notice to the Company) or Event of Default by the Company or LOTT has occurred and is continuing, upon the Company’s request, Aron shall cooperate with the Company in a commercially reasonable manner to implement a reduction of the available amount under any outstanding Letters of Credit that have been provided to Aron hereunder by the Company Parties; provided that if any minimum available amount requirement is applicable hereunder with respect to such Letters of Credit, no such reduction shall be made that results in the aggregate available amount thereunder being less than such minimum available amount requirement.
(c)The Parties agree that the Company Parties may request that Aron release its lien on the portion of the Inventory Collateral that is located in the Colonial and Plantation Pipeline Systems and any asphalt terminal that are not Included Locations if the Company Parties are able to obtain financing from an unaffiliated third party based on such portion of the Inventory Collateral and Aron will agree to provide such release to the Company Parties provided that Aron and such third party, concurrently with such release, enter into acknowledgment and intercreditor documentation in form and substance reasonably satisfactory to Aron.
(d)Nothing in this Section 13.4 shall limit any rights of Aron under any other provision of this Agreement, including under Article 19 below.

13.5    Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and

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provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such Adequate Assurance is not received within ten (10) Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (i) of Section 19.1.

ARTICLE 14

REFINERY TURNAROUND, MAINTENANCE AND CLOSURE

14.1    The Company shall promptly notify Aron in writing of the date for which any maintenance or turnaround at the Refinery has been scheduled, or any revision to previously scheduled maintenance or turnaround, which may impair receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to the Company or any third parties; provided that, (i) promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any such maintenance or turnaround contemplated with respect to such year and (ii) the Company shall give Aron at least two (2) months’ prior written notice of any such scheduled maintenance or turnaround.

14.2    The Company shall promptly notify Aron orally (followed by prompt written notice) of any previously unscheduled material downtime, maintenance or turnaround and its expected duration.

14.3    In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.

14.4    Treatment of Identified Facilities.
(a)Subject to Section 14.4(b) below, if at any time Aron determines that all or any portion of the facilities constituting an Included Location or Specified Lien Location (in each case, “Identified Facilities”) fail to satisfy Aron’s then applicable policies and procedures relating to the prudent maintenance and operation of storage tanks, pipeline facilities, vessels and other infrastructure used to store or transport Crude Oil and/or Products (“Aron’s Policies and Procedures”), and without limiting any other rights and remedies available to Aron hereunder or under any other Transaction Document, Aron may provide the Company notice of such failure so long as such failure is continuing and, if Aron provides such notice, the following provisions shall be applicable: (i) in the case of any Identified Facilities that are subject to the Storage Facilities Agreement, upon such date as Aron shall specify, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof; (ii) in the case of any Identified Facilities that are subject to a Required Storage and Transportation Arrangement, the Parties shall endeavor as promptly as reasonably practicable to execute such rights, provide such notices, negotiate such reassignments or terminations and/or

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take such further actions as Aron deems necessary or appropriate to terminate Aron’s status as the party entitled to use and/or hold Crude Oil or Products at such Identified Facilities and, concurrently with effecting the termination of such status, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof and (iii) in the case of any Identified Facilities that are Specified Lien Locations, such Identified Facilities shall cease to constitute a Specified Lien Location (or part of a Specified Lien Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Sections 10 and 11 hereof. Aron’s Policies and Procedures are, as of the Second Amendment Restatement Date, in accordance with and not in excess of standards and requirements under Applicable Law and good and prudent industry custom, practices and procedures, provided that Aron may from time to time adjust Aron’s Policies and Procedures. If any tank or pipeline has ceased to be an Included Location or Specified Lien Location pursuant to this Section 14.4(a) and thereafter such tank or pipeline is returned to service or reactivated and Aron determines, in its reasonable good faith judgment, that such tank or Identified Facilities is compliant with the standards or requirements imposed under Applicable Law or good and prudent industry custom, practice and procedures, then Aron shall promptly cooperate with the Company to reestablish such tank or pipeline as an Included Location or Specified Lien Location hereunder (subject to application of Section 14.4(b)(ii) below with respect to reestablishing a tank or pipeline as an Included Location).
(b)Aron’s rights under Section 14.4(a) above are subject to the following additional terms and conditions:
(i)Aron shall apply Aron’s Policies and Procedures with respect to the Included Locations or Specified Lien Locations in a non-discriminatory manner as compared with other similar storage tanks and pipeline facilities utilized in a similar manner; and
(ii)If Aron’s Policies and Procedures exceed the standards or requirements imposed under Applicable Law or good and prudent industry custom, practice and procedures, then such excess standards or requirements shall only be applied with respect to determining whether an Included Location is an Identified Facility. If, as a result of the application of such excess standards or requirements, any Included Location is determined to be an Identified Facility, then (1) Aron shall not require the removal of such Identified Facilities as Included Locations until the 60th day after giving the Company written notice of such failure, unless in Aron’s reasonable judgment such failure presents an imminent risk relating to such Identified Facility in which case Aron may require that such Identified Facility immediately cease to constitute an Included Location and the terms of Section 14.4(a) shall immediately become applicable, (2) during such 60 day period, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such Identified Facilities comply with Aron’s Policies and Procedures and/or whether

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additional actions or procedures can be taken or implemented so that, as a result, such Identified Facilities would comply with Aron’s Policies and Procedures, and (3) if it is determined that such Identified Facilities do comply with Aron’s Policies and Procedures or, as a result of such additional actions or procedures, such Identified Facilities become so compliant within such 60 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company; and
(iii)If pursuant to clause (ii) above any Identified Facility ceases to be an Included Location as a result of the application of such excess standards or requirements referred to therein, but otherwise complies with Aron’s Policies and Procedures that are not in excess of standards and requirements under Applicable Law and good and prudent industry custom, practices and procedures, then such Included Location shall become a Specified Lien Location as of the date it ceases being an Included Location. It is acknowledged that the provisions of clause (ii) above only apply to an Identified Facility that is an Included Location, not a Specified Lien Location.
(c)The Company Parties further agree that the Company will promptly notify Aron in writing of any Included Location or Specified Lien Location that (i) the Company or LOTT removes from service, for any reason and if removal from service is anticipated to be more than 30 days or (ii) has had no bulk movements of Crude Oil or Products during any period of 60 consecutive days or has otherwise been designated or categorized as no longer being active or in use for at least 60 consecutive days and has de minimis inventory and then, in either such case, Aron shall, within 5 Business Days after receipt of such notice, advise the Company whether the tank or pipeline constituting such Included Location or Specified Lien Location shall cease to constitute an Included Location or Specified Lien Location for purposes hereof. If Aron advises the Company Parties that any such tank or pipeline is to cease to be an Included Location or Specified Lien Location, such change in status shall occur on the effective date specified by Aron. If any tank or pipeline has ceased to be an Included Location or Specified Lien Location pursuant to this Section 14.4(c) and thereafter such tank or pipeline is returned to service or reactivated and Aron determines, in its reasonable good faith judgment, that such tank or pipeline is compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with the Company to reestablish such tank or pipeline as an Included Location or Specified Lien Location hereunder.
(d)With respect to any Included Location that is subject to a Required Storage and Transportation Arrangement (other than a Required MLP Arrangement), the Company Parties shall use their commercially reasonable efforts to arrange for Aron to be permitted, from time to time, to conduct inspections of such Included Location for purposes of determining whether such Included Location satisfies Aron’s Policies and Procedures. If despite such efforts, the Company Parties are unable to make such arrangements with respect to an Included Location, then upon written notice from Aron to the Company such Included Location shall be converted to a Specified Lien Location.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)With respect to any Included Location or Specified Lien Location that is owned or operated by either Company Party or any MLP Party, the Company Parties shall from time to time permit or cause a MLP Party to permit Aron to conduct inspections of such Included Location or Specified Lien Location for purposes of determining whether such Included Location or Specified Lien Location satisfies Aron’s Policies and Procedures. If the Company Parties fail to comply with the foregoing requirement with respect to any Included Location or Specified Lien Location, then upon written notice from Aron to the Company such Included Location or Specified Lien Location shall cease to constitute an Included Location or Specified Lien Location for purposes hereof.

ARTICLE 15

TAXES

15.1    The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by Applicable Law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption; provided, however, that (i) the failure of Aron to separately state or collect Taxes from the Company shall not alter the liability of the Company for Taxes and (ii) Aron shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Company. Aron shall be responsible for all taxes imposed on Aron’s net income.

15.2    If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Aron agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes. Notwithstanding anything to the contrary in Section 15.1, the Company shall not be obligated to indemnify Aron with respect to any penalties or interest resulting from (and only to the extent of and attributable to) Aron’s negligence in preparing and filing any property tax returns that are to be prepared and filed by Aron with respect hereto; provided any information that the Company has provided to Aron for

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

purposes of such returns is accurate and complete, and made available by the Company to Aron in a timely manner. If the Company apprises Aron in a timely manner of any verifiable discounts available for early filing of any such property tax returns that Aron is to file, Aron shall use its commercially reasonable efforts to avail itself of such discounts and if any such discount is obtained, the amount to be indemnified by the Company under Section 15.1 shall be the discounted amount.

15.3    The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction, but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction, but Aron shall be consulted. In any event, the Company and Aron shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

15.4    Any other provision of this Agreement to the contrary notwithstanding, this Article 15 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

ARTICLE 16

INSURANCE

16.1    Insurance Coverages. The Company shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance or reinsurance companies rated not less than A- X by A.M. Best, or otherwise an equivalent rating agency:
(a)Property damage coverage on an “all risk” basis subject to policy terms, conditions, and exclusions without flood, earthquake, windstorm, tsunami and terrorism exclusions in an amount sufficient to cover the greater of the market value or potential full replacement cost of all Crude Oil and Products owned by Aron or the Company Parties in inventory at any location hereunder. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall be endorsed to name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and its sole expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that, to the extent any such insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(b)Commercial General Liability coverage which includes bodily injury, property damage, contractual liability, cross suit liability, and products and completed operations liability coverage in a minimum amount of $[*CONFIDENTIAL*] per occurrence and $[*CONFIDENTIAL*] in the aggregate;
(c)Pollution Legal Liability inclusive of gradual and sudden and accident coverage in a minimum amount of $[*CONFIDENTIAL*] per occurrence and in the aggregate;
(d)Wharfinger’s/Charterer’s Liability insurance (if applicable) in a minimum amount of $[*CONFIDENTIAL*] per occurrence and in the aggregate;;
(e)(i) Workers’ Compensation in the amount required by Applicable Law, and (ii) Employer’s Liability with a minimum amount of $[*CONFIDENTIAL*] per accident, $[*CONFIDENTIAL*] per disease, and $[*CONFIDENTIAL*] aggregate ;
(f)Automobile Liability coverage in a minimum amount of $[*CONFIDENTIAL*] combined single limit for all owned/hired/non-owned vehicles; and
(g)Umbrella/Excess Liability coverage providing coverage on a follow-form basis with respect the coverage required under Article 16.1(b), (c), (d), (e)(ii) and (f) in a minimum amount of $[*CONFIDENTIAL*] per occurrence and in the aggregate.

16.2    Additional Insurance Requirements.
(a)The foregoing policies in Article 16.1 shall include or provide waiver of subrogation for the benefit of Aron and the insurance shall be primary and non-contributory from Aron’s insurance. The foregoing policies with the exception of those listed in Articles 16.1(a), and 16.1(c)(i) shall include Aron, its subsidiaries, and affiliates and their respective directors, officers, employees and agents as additional insured. The foregoing policy in Article 16.1(a) shall include Aron as loss payee and/or lender loss payee with respect the Crude Oil and Products.
(b)The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in ACORD form or equivalent form reasonably satisfactory to Aron, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation of insurance becoming effective. The Company also shall provide renewal certificates within ten (10) days after expiration of the policy.
(c)The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.
(d)The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(e)The Company shall be responsible for any deductibles or retentions that are applicable to the insurance required pursuant to Article 16.1.

ARTICLE 17

FORCE MAJEURE

17.1    If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is prevented or materially hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to mitigate, avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products. To the extent that Aron is unable to perform hereunder as a result of any event of Force Majeure as described in the last sentence of the definition of such term set forth above, such event shall constitute a material hindrance for purposes of this Article 17.

17.2    The Affected Party shall give prompt notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.

17.3    In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of ninety (90) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 20.

17.4    If any Affected Obligation is not terminated pursuant to this Article 17 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the term of this Agreement shall not be extended.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

17.5    The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 and any other applicable provisions of this Agreement relating to claims against third parties.

17.6    If at any time during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part), any of the Included Crude Pipeline, Included Product Pipeline or Included Third Party Storage Tanks cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements or any Third Party Lien Location ceases, in whole or in part, to be available to the Company or LOTT, and the foregoing is a result of or attributable to any owner or operator of the Included Crude Pipeline, Included Product Pipeline, Included Third Party Storage Tanks or Third Party Lien Location becoming Bankrupt or breaching or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements or its contractual obligations to the Company or LOTT, then:
(a)The Company shall promptly use commercially reasonable efforts to establish (i) in the case of a Required Storage and Transportation Arrangement, alternative and/or replacement storage and transportation arrangements subject to a Required Storage and Transportation Arrangement for Aron’s benefit and no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available and (ii) in the case of a Third Party Lien Location, an alternative and/or replacement storage and transportation arrangement to serve as a replacement for the location that ceased to be a Third Party Lien Location;
(b)Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is prevented or materially hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements, Third Party Lien Location or the availability of any pipeline or storage facility related thereto; and
(c)Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility or to treat any location as a Specified Lien Location at any time from and after the owner or operator thereof becomes Bankrupt.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ARTICLE 18

REPRESENTATIONS, WARRANTIES AND COVENANTS

18.1    Mutual Representations. Each Party represents and warrants to the other Party as of the Commencement Date and each sale of Crude Oil hereunder, that:
(a)It is an “Eligible Contract Participant” as defined in Section 1a(18) of the Commodity Exchange Act, as amended.
(b)It is a “forward contract merchant” in respect of this Agreement and this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.
(c)It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.
(d)It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.
(e)The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.
(f)All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.
(g)Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).
(h)No Event of Default or, to such Party’s knowledge, Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.
(i)There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.
(j)It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.
(k)It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.
(l)It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.
(m)The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.
(n)It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.
(o)Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.
None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.
18.2    Company’s and LOTT’s Representations and Covenants. The Company Parties represent and warrant to and agree with Aron as follows:
(a)The Company and LOTT (each, a “Company Party,” and collectively, the “Company Parties”) have delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.
(b)Each Company Party shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.
(c)Each Company Party shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce any rights granted to the applicable Company Party thereunder.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(d)Neither Company Party shall modify, amend or waive rights arising under the Base Agreements or Required Storage and Transportation Arrangements without the prior written consent of Aron; provided, however, that if a Company Party provides Aron with notice, the Company Party may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder or otherwise interfere with Aron’s rights to use the Pipeline Systems and Included Third Party Storage Tanks subject thereto without the prior written consent of Aron.
(e)Neither Company Party shall cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any liens or encumbrances, other than Permitted Liens.
(f)The Company has delivered true and complete copies of the Existing Financing Agreements and all material amendments thereto to Aron.
(g)The Company shall not modify or amend (including any extensions of or elections under), or waive any rights arising under, any Existing Financing Agreement without the prior written consent of Aron, if doing so would (i) adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents or (ii) cause such Existing Financing Agreement to no longer satisfy the conditions set forth in Section 2.1(f) and Section 2.1(h) above, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens.
(h)The Company Parties represent and warrant that to their knowledge, none of its Affiliates are party to any credit agreement, indenture or other financing agreement under which the Company Parties or any of their subsidiaries may incur or become liable for indebtedness for borrowed money (including capitalized lease obligations and reimbursement obligations with respect to letters of credit) but only if the covenants thereunder limit or otherwise apply to any of the business, assets or operations of the Company or LOTT.
(i)The Company Parties represent and warrant that, to their knowledge, Schedule U hereto contains a complete list of all storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT.
(j)Neither Company Party shall, from and after the Original Effective Date, enter into any Financing Agreement (an “Additional Financing Agreement”) unless such Additional Financing Agreement, at the time it is entered into, (i) contains provisions that recognize the respective rights and obligations of the Parties under this Agreement and the other Transaction Documents, (ii) does not adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents and (iii) satisfies the conditions in Section 2.1(f) and Section 2.1(h) to the same extent as if

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

such Additional Financing Agreement were an Existing Financing Agreement, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens. Neither Company Party shall modify or amend (including any extensions of or elections under), or waive any rights arising under, any Additional Financing Agreement without the prior written consent of Aron, if doing so would (i) adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents or (ii) cause such Additional Financing Agreement to no longer satisfy the conditions set forth in Section 2.1(f) and Section 2.1(h) above to the same extent as if such Additional Financing Agreement were an Existing Financing Agreement, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens.
(k)(i) To the extent deemed necessary or appropriate by Aron, the Company shall cause acknowledgements and/or releases (including without limitation, amendments or termination of UCC financing statements), in form and substance satisfactory to Aron, to be duly executed by lenders or other creditors that are party to Existing Financing Agreements, confirming the release of any lien in favor of such lender or other creditor that might apply to or be deemed to apply to any Crude Oil and/or Products of which Aron is the owner as contemplated by this Agreement and the other Transaction Documents and agreeing to provide Aron with such further documentation as it may reasonably request in order to confirm the foregoing; and
(ii) With respect to the Acknowledgement Agreement, dated as of May 14, 2015, among Aron, the Company Parties and Fifth Third Bank (in its capacity as collateral agent for certain lenders) (the “Company Acknowledgement Agreement”) and the Acknowledgement Agreement, dated as of January 23, 2014, among Aron, Delek MLP, Sala, El Dorado, Magnolia, Delek Operating and Fifth Third Bank, as administrative agent under the “Credit Agreement” referenced therein (the “MLP Acknowledgement Agreement”), and without limiting the generality of Section 18.2(k)(i) above, the Company Parties covenant that from and after the date hereof they will promptly cause the Acknowledgement Agreements to be further amended or amended and restated, to the extent deemed necessary or appropriate by Aron, to acknowledge any locations hereafter added as Included Locations hereunder (together with Crude Oil and Products held therein by Aron).
(l)The Company Parties represent and warrant that the Storage Facilities owned and/or operated by the Company Parties have been maintained, repaired, inspected and serviced such that they are in good working order and repair. The Company hereby represents, warrants and covenants that it will take commercially reasonable actions (or cause others to take commercially reasonable actions) to maintain, repair, inspect and service such Storage Facilities in accordance with industry standards.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(m)In the case of any bankruptcy with respect to a Company Party, and to the extent permitted by Applicable Law, the Company Party intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code, including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among other sections, sections 362(b)(6), 362(b)(17), 362(b)(27), 362(o), 546(e), 546(g), 546(j), 548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby, shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.
(n)The Company Parties agree that they shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature, other than Permitted Liens, with respect to any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company Parties authorize Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company Parties hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.
(o)As additional security for the prompt and complete payment and performance of all obligations of the Company Parties arising hereunder or under the other Transaction Documents and under all transactions contemplated thereby (collectively, the “Obligations”), the Company Parties hereby grant to Aron a present and continuing security interest in all of such Company Parties’ right, title and interest in, to and under all crude oil, refined petroleum products and other hydrocarbons (collectively, “Hydrocarbons”) from time to time owned by either Company Party, wherever located (including Hydrocarbons located at the Specified Lien Locations and at any other locations) and whether now existing or owned or hereafter acquired or arising and all documents of title directly related thereto and all general intangibles arising therefrom (collectively, the “Inventory Collateral”). Each Company Party hereby authorizes Aron to file at any time and from time to time any financing statements describing the Inventory Collateral, and each Company Party hereby authorizes Aron to file (with or without such Company Party’s signature), at any time and from time to time, all amendments to financing statements, continuation financing statements, termination statements, notices and all other documents and instruments, in form satisfactory to Aron, as Aron may reasonably request, to maintain the priority and perfection or provide notice

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

of Aron’s security interest in the Inventory Collateral and to accomplish the purposes of this Agreement. With respect to the Inventory Collateral, each Company Party (i) represents and warrants that (A) its chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in the introductory paragraph of this Agreement, and all other locations (as of the date of this Agreement) where such Company Party conducts business or Inventory Collateral is kept are set forth in the introductory paragraph of this Agreement, and (B) this Section 18.2(o) creates an enforceable security interest in the Inventory Collateral in favor of Aron and, upon filing the initial financing statements contemplated above, Aron shall have a perfected, first priority lien on and security interest in the Inventory Collateral and (ii) covenants and agrees that, so long as this Agreement or any Transaction Documents remain in effect or any Obligations remain unsatisfied, it will not create, agree or consent to any Liens on the Inventory Collateral (other than the lien granted to Aron hereunder) other than Permitted Liens. Upon the occurrence and during the continuance of any Event of Default with respect to a Company Party, Aron shall have, in addition to all other rights and remedies granted to it in this Agreement or any other Transaction Document, all the rights and remedies of a secured party under the UCC and other Applicable Laws.
(p)With respect to all Required Storage and Transportation Arrangements in which the party providing the storage or transportation services is an Affiliate of the Company, the Company and LOTT shall cause such Affiliate to perform its obligations under such Required Storage and Transportation Arrangement.
(q)With respect to the Required MLP Arrangements,
(i) no later than the date on which such Required MLP Arrangements become effective, the Company and LOTT shall have procured from the secured creditors of Delek MLP and delivered to Aron, access agreements duly executed by such secured creditors and in form and substance reasonably satisfactory to Aron, granting Aron access to the plant, property and equipment upon which such secured creditors have a lien with respect to any Crude Oil and/or Products of Aron’s from time to time located in or at such plant, property and equipment; and
(ii) to the fullest extent permitted by Applicable Law, cause Delek MLP and its subsidiaries that are parties to such Required MLP Arrangements to make the full capacity of the pipelines and storage facilities available pursuant thereto to Aron for purposes of this Agreement and the transactions contemplated hereby and by the other Transaction Documents.
(r)With respect to any Inventory Collateral that is held in a location that is not an Owned Lien Location, the Company Parties covenant and agree that:
(i)Any Person at any time and from time to time holding all or any portion of such Inventory Collateral shall be deemed to, and shall, hold such Inventory Collateral as the agent of, and as pledge holder for, Aron. At any time and from time to time, Aron may give notice to any such Person holding all or

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any portion of such Inventory Collateral that such Person is holding the Inventory Collateral as the agent and bailee of, and as pledge holder for, Aron, and obtain such Person’s written acknowledgment thereof. Without limiting the generality of the foregoing, the Company Parties will join with Aron in notifying any Person who has possession of any Inventory Collateral of Aron’s security interest therein and obtaining an acknowledgment from such Person that it is holding the Inventory Collateral for the benefit of Aron.
(ii)From and after the Second Restatement Effective Date, the Company Parties will use commercially reasonable efforts to obtain from each Person from whom the Company leases any premises, and from each other Person at whose premises any Inventory Collateral is at any time present (including any bailee, warehouseman or similar Person), any such collateral access, subordination, landlord waiver, bailment, consent and estoppel agreements, as Aron may reasonably require, in form and substance satisfactory to Aron; provided that, with respect to any such Person that is an Affiliate of the Company, the Company Parties will cause such Person to deliver to Aron a “bailee’s letter” in substantially the form attached as Schedule JJ hereto no later than (i) in the case of the Specified Lien Locations referred to in Section 2.5(a), the Location Conversion Date and (ii) in the case of any other Specified Lien Locations (whether a new location that is being added as a Specified Lien Location or an Included Location that is being converted to a Specified Lien Location), 45 days after the Parties agree to such location becoming a Specified Lien Location or if later, the effective date on which such location becomes a Specified Lien Location. In the event that any such Person becomes an Affiliate of the Company after the Second Restatement Effective Date, the Company will cause such Person to deliver such bailee’s letter no later than 45 days after the date such Person becomes an Affiliate of the Company. For any such Person that is not an Affiliate of the Company, the Company Parties shall continue from time to time to make the commercially reasonable efforts contemplated by this provision.

18.3    Acknowledgment. The Company Parties acknowledge and agree that (1) Aron is a merchant of Crude Oil and Products and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for either Company Party, (2) Aron may, in its sole discretion, determine whether to advise the Company Party of any potential transaction with a Third Party Supplier and prior to advising the Company Party of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to either Company Party as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or either Company Party or any of its Affiliates, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by either Company Party hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or

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their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.

ARTICLE 19

DEFAULT AND TERMINATION

19.1    Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:
(a)Any Party fails to make payment when due (i) under Article 10, Article 11 Article 20 or any Company Purchase Agreement within one (1) Business Day after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or
(b)Other than a default described in Sections 19.1(a) and 19.1(c), any Party fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of any other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or
(c)Any Party breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated under any Transaction Document; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or
(d)Any Party becomes Bankrupt; or
(e)Any Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any Person or entity appointed or empowered to operate it or act on its behalf); or
(f)(i) Either Company Party fails in a material respect to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; or (ii) either Company Party breaches in a material respect its obligations under Section 9.5(c) or Section 18.2(e);

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(g)A Company Party or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or
(h)The Company or LOTT (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii)(A) the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or LOTT does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or
(i)The Company fails to provide Adequate Assurance in accordance with Section 13.5; or
(j)There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of either Company Party, any of its Subsidiaries or the Guarantor under one or more agreements or instruments relating to Specified Indebtedness (including any guarantees of Specified Indebtedness) in an aggregate amount of not less than ten million dollars ($10,000,000) which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by either Company Party, any such Subsidiary or the Guarantor (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than ten million dollars ($10,000,000) under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or
(k)An “Event of Default” (howsoever defined) has occurred under any of the Existing Financing Agreements or any other Financing Agreements to which either Company Party is a party or for which either Company Party has provided a guaranty or under any guaranty of such Financing Agreements provided by the Guarantor; or
(l)Any of the parties under any of the Existing Financing Agreements or any other Financing Agreements shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of this Agreement; or
(m)Any of the following: (i) the Guarantor fails to perform or otherwise defaults in any obligation under the Guarantee, (ii) the Guarantor becomes Bankrupt, (iii) the Guarantee expires or terminates or ceases to be in full force and effect prior to the satisfaction of all obligations of the Company, LOTT or any other subsidiary of the Company to Aron under this Agreement and the other Transaction Documents, (iv) the Guarantor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, the Guarantee or (v) a Change of Control occurs.

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The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f)-(m) (inclusive) above. If any of the events described in clauses (a) - (e) occurs with respect to or is caused by LOTT or any other subsidiary of the Company, the Company shall be the Defaulting Party upon the occurrence of such event.
19.2    Remedies Upon Event of Default.
(a)Notwithstanding any other provision of this Agreement, if any Event of Default with respect to a Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 19.2(c), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 19.2.
(b)Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non-Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 19.2(c), to liquidate and terminate any or all rights and obligations under this Agreement. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and obligations and shall be payable by one Party to the others. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (w) all reasonable losses and costs (or gains) incurred or realized by the Non-Defaulting Party, as a result of the Non-Defaulting Party’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such termination, (x) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts, (y) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party to the extent it elects to dispose of any Crude Oil or Product inventories maintained for purposes of this Agreement and (z) if Aron is the Non-Defaulting Party, an amount equal to the Remaining Annual Fee. If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

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(c)The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time. In calculating the Settlement Amount, the Non-Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation.
(d)Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support, margin or collateral, to the extent not already in the form of cash (including making a demand under the Guarantee or any credit support, margin or collateral arrangements) and apply and set off such payment under the Guarantee or any credit support, margin or collateral or the proceeds thereof against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.
(e)Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure, including, without limitation, notwithstanding anything herein to the contrary, with respect to such replacement, the purchase of Crude Oil by the Company on its own account and the storage of Product and Crude Oil owned by the Company in the Included Locations.
(f)The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral arrangements) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any

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or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral arrangements) then held by the Defaulting Party, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one (1) Business Day after such amount has been determined.
(g)No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.
(h)The Non-Defaulting Party’s rights under this Section 19.2 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non‑Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.
(i)If an Event of Default has occurred and is continuing, the Non-Defaulting Party and any Affiliate thereof may, without limitation on its rights under this Section 19.2, set off amounts which the Defaulting Party owes to it or any such Affiliate against any amounts which it or such Affiliate owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).
(j)The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code. As used in this Section 19.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”

ARTICLE 20

SETTLEMENT AT TERMINATION

20.1    Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case the Expiration Date, the Early Termination Date or any other date that may be agreed by the Parties shall be the “Termination Date”; provided that if such date is not a Business Day, any payments due on such date shall be made on the immediately preceding Business Day), the Parties covenant and agree to proceed as provided in this Article 20; provided that (x) this Agreement shall continue in effect following any

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Termination Date until all obligations are finally settled as contemplated by this Article 20 and (y) the provisions of this Article 20 shall in no way limit the rights and remedies which the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 19 above or otherwise:
(a)If any Procurement Contract does not either (i) by its terms automatically become assigned to the Company on and as of the Termination Date in a manner that releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.
(b)If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding that, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitment shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.
(c)In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination

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Date (i) such Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any further obligations with respect to such Ancillary Contract. For each case in which the Company and/or LOTT has transferred to Aron for purposes of this Agreement the historical pipeline capacity of the Company or LOTT on any Included Location or where Aron has been a shipper of record on a pipeline for volumes of Crude Oil or Products shipped by Aron for purposes of this Agreement and as a result of has generated a capacity history based on such shipments, Aron shall, in connection with the occurrence of a Termination Date, endeavor in good faith and in a commercially reasonable manner to cause such historical pipeline capacity, including any adjustments to such history based on and attributable to quantities of Crude Oil and/or Products transported by Aron for purposes of this Agreement (“Related Pipeline Capacity”), to be transferred the Company and/or LOTT, as directed, in each case subject to any applicable rules, regulations and tariffs; provided that the Company and LOTT shall reimburse Aron for any out-of-pocket costs and expenses incurred by Aron in connection with its endeavoring to effect such transfer. Without limiting the foregoing, Aron agrees, upon request of the Company at any time prior to and after a Termination Date, to cooperate in good faith with the Company to endeavor to cause each Pipeline System at any Included Location to agree and acknowledge that the Related Pipeline Capacity shall be for the benefit of the Company or LOTT, as applicable; provided that the Company and LOTT shall reimburse Aron for any out-of-pocket costs and expenses incurred by Aron in connection with its endeavoring to effect such agreement and acknowledgement. Any historical capacity held by Aron that does not constitute Related Pipeline Capacity shall be retained by Aron. In addition, if despite Aron’s commercially reasonable efforts, a Pipeline System will not effect or permit such transfer or the portion of Aron’s historical pipeline capacity constitute Related Pipeline Capacity cannot be identified or allocated, no transfer shall be required with respect to such Pipeline System.
(d)The volume of Crude Oil and Products at the Included Locations shall be purchased and transferred to the Company as contemplated in the Step-Out Inventory Sales Agreement. The Crude Oil volumes measured by the Independent Inspection Company at the Termination Date and recorded in the Independent Inspection Company’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by the Independent Inspection Company at the Termination Date and recorded in the Independent Inspection Company’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product Volumes shall collectively be referred to as the “Termination Date Volumes”. The volume of Crude Oil and Products at the Specified Lien Location shall be measured, determined and reported on in the same manner and on the same basis at the Termination Date as the volumes in the Included Locations and such volume determination shall be used for determining the final amount due from the Company Parties to Aron with respect to the Lien Amount.

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(e)Aron shall promptly reconcile and calculate the Termination Amount pursuant to Section 20.2 and the amount shall be determined pursuant to Section 20.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 20.2.
(f)Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, make any further Lien Amount advances or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for, and the Company shall not be obligated to purchase or sell, any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the Business Day immediately preceding the Termination Date.
(g)Promptly after all obligations due to Aron under this Agreement and the other Transaction Documents have been satisfied in full, Aron shall release and return to the Company the Guarantee and surrender and confirm the cancellation of any Qualified LCs then held by Aron.

20.2    Termination Amount.
(a)The “Termination Amount” shall equal:
(i)the Termination Date Purchase Value, which is the aggregate amount payable to Aron under the Step-Out Inventory Sales Agreement, plus
(ii)all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date (including Deferred Interim Payment Amount), plus
(iii)all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus
(iv)in the case of an early termination (except for an early termination resulting solely from a Regulatory Termination Notice given by Aron where Aron has not make a concurrent election under Section 9.6(b) above), the amount reasonably determined by Aron as the losses, costs and damages (in each case that are commercially reasonable and for which Aron is able to provide to the Company reasonable supporting evidence) it incurred or realized as a result of Aron’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such early termination, plus
(v)the aggregate amount due under Section 10.2(a), calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if

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such amount under Section 10.2(a) would be an Interim Reset Amount it shall be due to the Company and included in this Termination Amount as a negative number, plus
(vi)any unpaid portion of the Annual Fee owed to Aron pursuant to and in accordance with Section 10.3, plus
(vii)any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number, minus
(viii)the Lien Amounts previously paid or advanced by Aron, including any fees, expenses and other costs associated therewith pursuant to Article 11,
(ix)all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus
(x)all amounts due from Aron to the Company under the Marketing and Sales Agreement for services provided up to the Termination Date, minus
(xi)an amount equal to the Deferred Portion, and
(xii)with respect to any contingent payable due under Section 10.2(d), plus any such amount that is due from the Company to Aron or minus any such amount that is due from Aron to the Company.
All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(b)The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”); provided that the Termination Holdback Amount shall reflect the amounts set forth on Schedule BB. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 20.2(a)(i) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the “Step-Out Prices” as indicated on Schedule B and other price terms provided for herein with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount,

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together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 noon CPT on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m., CPT on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(c)Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 20.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.

20.3    Transition Services. To the extent necessary to facilitate the transition to the purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.

ARTICLE 21

INDEMNIFICATION

21.1    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

21.2    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company Parties shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by either Company Party of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company Parties’ obligation for payment of Taxes pursuant to Section 15.1, (ii) either Company Party’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by either Company Party on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) either Company Party’s failure to comply with its obligations under the terminalling, pipeline and lease agreements underlying the Required Storage and Transportation Arrangements, (iv) either Company Party’s negligence or willful misconduct, (v) any failure by either Company Party to comply with or observe any Applicable Law, (vi) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by either Company Party or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, (vii) actual or alleged presence or release of Hazardous Substances in connection with the Transaction Documents or the transactions contemplated thereby, or any liability under any Environmental Law related in any way to or asserted in connection with the Transaction Documents or the transactions contemplated thereby, (viii) the Company Parties’ ownership, handling or use of any Inventory Collateral, including without limitation any Included Crude Lien Inventory or Included Product Lien Inventory, or (ix) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Company Party, and regardless of whether Aron is a party thereto, except to the extent that, with respect to clause (vi) above, such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.

21.3    The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.

21.4    Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance requested by the other in the defense; provided that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ARTICLE 22

LIMITATION ON DAMAGES

UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES’ LIABILITY FOR DAMAGES IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY (WHICH INCLUDE ANY AMOUNTS DETERMINED UNDER ARTICLE 19) AND NEITHER PARTY SHALL BE LIABLE FOR SPECIFIC PERFORMANCE, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT, SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO (I) ANY THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS AVAILABLE UNDER THIS AGREEMENT OR (II) ANY BREACH OF ARTICLE 24. EACH PARTY ACKNOWLEDGES THE DUTY TO MITIGATE DAMAGES HEREUNDER.
ARTICLE 23

RECORDS AND INSPECTION

During the Term of this Agreement each Party may make reasonable requests of the other Party for copies of documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to receive copies of such records shall survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall use commercially reasonable efforts to cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.
ARTICLE 24

CONFIDENTIALITY

24.1    In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement, including any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws, as requested by a Governmental Authority or a

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

required by any stock exchanges on which a Party’s or its Affiliate’s shares are listed, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section 24.1. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.

24.2    In the case of disclosure covered by clause (i) of Section 24.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.

24.3    Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any Person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any Person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

ARTICLE 25

GOVERNING LAW

25.1    THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

25.2    EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF NEW YORK, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, DELIVERED TO THE PARTY AT THE ADDRESS INDICATED IN ARTICLE 27. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO PERSONAL JURISDICTION, WHETHER ON GROUNDS OF VENUE, RESIDENCE OR DOMICILE.

25.3    Each Party waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

25.4    This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

ARTICLE 26

ASSIGNMENT

26.1    This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

26.2    The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron (taking into account any credit support for Aron) immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.

26.3    Any attempted assignment in violation of this Article 26 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

ARTICLE 27

NOTICES

All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier (except that a notice or other communication under Article 19 hereof may not be given by email or any other electronic messaging system). A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
ARTICLE 28

NO WAIVER, CUMULATIVE REMEDIES

28.1    The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default under, this Agreement shall not operate or be

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default under, this Agreement, whether of a like kind or different nature.

28.2    Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 29

NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES

29.1    This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.

29.2    Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.

ARTICLE 30

MISCELLANEOUS

30.1    If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

30.2    The terms of this Agreement, together with the Guarantee and the Transaction Documents, constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. Subject to Section 30.3 below, this Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

30.3    Notwithstanding anything herein to the contrary, the following terms of this Agreement and/or Schedules hereto may be amended by Aron and the Company exchange emails confirming such amendment and such email exchange shall constitute a written agreement between the Parties with respect to such amendment: Schedules E, P, V and W. In addition, to better effectuate the foregoing amendment mechanism, the Parties may implement a standard form of email exchange for such purposes.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

30.4    No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

30.5    Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

30.6    Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any Person other than the Parties and their successors and permitted assigns.

30.7    All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive for the time periods specified herein.

30.8    This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

30.9    All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single, integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.

[Remainder of Page Intentionally Left Blank]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:	/s/ Simon Collier
Name:	Simon Collier
Title:	Attorney-in-fact

LION OIL COMPANY

By:	/s/ Avigal Soreq
Name:	Avigal Soreq
Title:	EVP

By:	/s/ Assaf Ginzburg
Name:	Assaf Ginzburg
Title:	EVP

Lion Oil Trading & Transportation, LLC

By:	/s/ Avigal Soreq
Name:	Avigal Soreq
Title:	EVP

By:	/s/ Assaf Ginzburg
Name:	Assaf Ginzburg
Title:	EVP

Signature Page to Lion Oil Supply and Offtake Agreement

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE A

PRODUCTS AND PRODUCT SPECIFICATIONS

Products*
Fungible Conventional Premium Gasoline - Product Code 230
Sub Octane Conventional Regular Gasoline Blendsotock - Product Code 420
Ultra Low Sulfur Diesel Fuel - Product Code 715
Sulfur
PG70-22A PG70-22S PG76-22S
Asphalt 1531
Carbon Black Oil
Flux
Fuel Oil 1761
PG 1531
Sodium Hydrosulfide Solution
VTB Heavy
All other materials set forth on Schedule P, other than those items identified in Schedule P in the column labeled “Product Description” as “Crude Oil”

*	For such Products as to which there are no specifications set forth on this Schedule A, there are no specifications with respect to such Products.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Enterprise TE Products Pipeline Company LLC
ENTERPRISE ®

SPECIFICATION FOR
FUNGIBLE CONVENTIONAL PREMIUM GASOLINE PRODUCT CODE 230
"This product does not meet the requirements for reformulated gasoline, and may not be used in any reformulated gasoline covered area."

Specification Points	Test Method	Shipments			Deliveries (1)
Gravity, API Volatility Class,	D-1298 D-5191	A	C	D	Report
Vapor Pressure, psi max.(2) Distillation	D-86	9.0	11.5	13.5	At or below legal limit
10% Evap., °F max.		158	140	131
50% Evap., °F min.		170	170	170
50% Evap., °F max.		250	240	235
90% Evap., °F max.		374	365	365
End Point, °F max.		430	430	430	437
Residue, % max.		2	2	2
Driveability Index (3) Vapor Liquid Ratio of 20:1		1250	1230	1220
°F min. (4) Gum, Existent, mg/100 ml, max.	D-5188 D-381	133	124	116 4	5
Oxidation Stability, minutes, min.	D-525			240
Octane Numbers Research, min.	D-2699			Report
Motor, min (R+M)/2, min. (5)	D-2700			Report 93.0
Mercaptan Sulfur,% max.(6) Cu Corrosion, 3 hr.	D-3227			0.0020
@ 122°F max. Ag Corrosion, 3 hr.	D-130			1
@ 122°F max. Acidity Benzene, wt. %, max.	D-130 modified (7) D-1093 D-3606, D-4053			1 Negative 4.9
Sulfur, wt. % max.	D-5453			0.0080
Lead, g/gal., max.	D-3237			0.010	0.030
Phosphorous, g/gal. max. Oxygen Content, (8) Color Rust Test, NACE, Spindle Rating Min. Inhibitors (9) Detergents (10) Odor (11)	D-3231 D-4815 TM0172-2001			0.003 Prohibited Undyed B+ Report None Non-offensive	0.004
Effective Date: 05-14-10

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Enterprise TE Products Pipeline Company LLC
ENTERPRISE ®

SPECIFICATION FOR
FUNGIBLE CONVENTIONAL PREMIUM GASOLINE PRODUCT CODE 230

(1)	Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed by EPA.

(2)	Vapor pressure and volatility classes shall apply as follows:

9.0 psi	Class A	March 1through September 15
11.5 psi	Class C	September 16 through October 31
11.5 psi	Class C	February 15 through February 29
13.5 psi	Class D	November 1 through February 14

(3)	Driveability Index: DI = 1.5(T10) + 3(T50) + T90, when T = distillation evaporated temperature in °F

(4)	D-5188 is the referee test method; however, as an alternative, the vapor/liquid ratio of 20:1 may be calculated by the following equation: T V/L @ 20:1 = 114.6 - 4.1(VP) + 0.20(T10) + 0.17(T50)

Where T V/L @ 20:1 = temperature at a V/L of 20:1 VP = Vapor pressure psi
T10 = Temperature at 10% evaporated T50 = Temperature at 50% evaporated

(5)	Deliveries may be lower by the amounts given in ASTM D-4814 for 95% confidence of reproducibility obtained by a single result in a second laboratory, the first being the laboratory of origin.

(6)	Mercaptan sulfur determination may be waived if the Doctor test ASTM D-4952 is negative.

(7)	See ASTM-D-4814-04b, Annex 1

(8)	Methyl tertiary butyl ether (MTBE), tertiary amyl methyl ether (TAME), or other aliphatic ethers cannot exceed 0.5% by volume.

(9)	Report types and concentrations.

(10)	Must be “base gasoline” when tendered.

(11)	Any gasoline exhibiting an offensive odor and/or containing dicycopentadiene will not be accepted for shipment.

Effective Date: 05-14-10

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Enterprise TE Products Pipeline Company LLC
ENTERPRISE ®

SPECIFICATION FOR SUB OCTANE CONVENTIONAL REGULAR GASOLINE BLENDSTOCK
PRODUCT CODE 420

"This product does not meet the requirements for reformulated gasoline, and may not be used in any reformulated gasoline covered area."

Specification Points Gravity, API	Test Method D-287	Shipments Report			Deliveries (1)
Volatility Class, (2)		A	C	D
Vapor Pressure, psi max.(2) Distillation	D-5191 D-86	9.0	11.5	13.5
10% Evap., °F max.		158	140	131
50% Evap., °F min.(3)		170	170	170
50% Evap., °F max.		250	240	235
90% Evap., °F max.		374	365	365
End Point, °F max.		430	430	430	437
Residue, % max. Vapor Liquid Ratio of 20:1		2	2	2
°F min.(4)	D-5188	133	124	116
Driveability Index (5)		1250	1230	1220
Gum, Existent, mg/100 ml, max.	D-381			4	5
Oxidation Stability, minutes, min.	D-525			240
Octane Numbers Research, min.	D-2699			Report
Motor, min	D-2700			82.0
(R+M)/2, min. (6)				87.0
Mercaptan Sulfur,% max.(7) Cu Corrosion, 3 hr.	D-3227			0.0020
@ 122°F max. Ag Corrosion. 3hr	D-130			1
@ 122°F max. Acidity Benzene, wt. %, ma	D-130 modified (8) D-1093 D-3606, D-4053			1 Negative 4.9		1
Sulfur, wt. max. Oxygen Content (9) Lead, g/gal., max.	D-2622 D-3237			0.0080 Prohibited 0.010
Phosphorous, g/gal. max. Color Rust Test, NACE, Spindle Rating Inhibitors (10) Detergents (11) Odor (12)	D-3231 TM0172-2001			0.003 Undyed B+ or better Report None Non-offensive

Effective: 01-25-2012

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ENTERPRISE ®

SPECIFICATION FOR SUB OCTANE CONVENTIONAL
REGULAR GASOLINE BLENDSTOCK
PRODUCT CODE 420

1)	Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed by EPA.

All parameters must be met before blending with denatured fuel ethanol unless otherwise noted.

Blend with ethanol cannot exceed 1.0 lbs increase over the seasonal maximum vapor pressures listed above.

2)	D-5188 is the referee test method; however, as an alternative, the vapor/liquid ratio of 20:1 may be calculated by the computer and linear methods as outlined in latest version of ASTM D-4814
Vapor pressure and volatility classes shall apply as follows:

9.0 psi	Class A	March 1 through September 15
11.5 psi	Class C	September 16 through October 31
11.5 psi	Class C	February 15 through February 29
13.5 psi	Class D	November 1 through February 14

3)	50% Evaporated point must meet a minimum of 150 °F after addition of 10% fuel ethanol

4)	Vapor Liquid Ratio of 20:1 °F min. after addition of 10% fuel ethanol:

Class A - 122 °F
Class C - 116 °F
Class D - 107 °F

5)	Driveability Index: DI = 1.5(T10) + 3(T50) + T90, when T=distillation evaporated temperature in °F

6)	Must meet these minimum octanes after addition of 10% (Volume) Ethanol meeting ASTM D-4806. Typically at least 83.6 R+M/2 prior to Ethanol addition.

7)	Mercaptan sulfur determination may be waived if the Doctor test ASTM D-4952 is Negative.

8)	See ASTM D-4814, Annex A1

9)	Methyl tertiary butyl ether (MTBE), tertiary amyl methyl ether (TAME), or other aliphatic ethers cannot exceed 0.5% by volume.

10)	Report types and concentrations.
.

11)	Must be "base gasoline" when tendered.

12)	Any gasoline exhibiting an offensive odor and/or containing dicycopentadiene will not be accepted for shipment

Effective: 01-25-2012

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Issue Date: 1/21/2016

ENTERPRISE PRODUCTS OPERATING LLC
TE Products Pipeline Fungible Ultra Low Sulfur Diesel Fuel Specification
COMPONENT	TEST METHOD	SPECIFICATION
API Gravity @ 60°F	ASTM D-1298	30.0 min.
Color	ASTM D-1500	2.5 max.
Copper Corrosion @122 deg. F.	ASTM D-130	1 max.
Aromatics Compliance Cetane	ASTM D-976	40.0 min.
Flash (2)	ASTM D-93	140 °F min.
Pour Point - Summer (3)	ASTM D-97	+10 max.
Pour Point - Winter (3)	ASTM D-97	0 max.
Cloud Point - Summer (3)	ASTM D-2500	Report
Cloud Point - Winter (3)	ASTM D-2500	+15 max.
Sulfur (4)	ASTM D-5453	8.00 ppm wt. max.
Cetane Number	ASTM D-613	40.0 min.
Cetane Index	ASTM D-4737	40.0 min.
Ramsbottom Carbon Residue (1) (10% bottoms)	ASTM D-524	0.35 wt % max.
Distillation - 10% recovered	ASTM D-86	Report
Distillation - 50% recovered	ASTM D-86	Report
Distillation - 90% recovered (5)	(ASTM D-86	540-640
Distillation - End Point	ASTM D-86	Report
Ash	ASTM D-482	0.01 wt. % max.
Viscosity, Kinematic @ 104 F. (5)	ASTM D-445	1.9-3.4 cSt max.
Lubricity @ 60 °C	ASTM D-6079	Report

(1)Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed and published by EPA
(2)140°F minimum applies to product flash temperature at origin locations. Minimum delivery flash is 130°F.
(3)Summer is defined as March 1 - August 31; Winter is defined as September 1 - February 28
(4)15 ppm by wt. on delivery
(5)If the cloud point is lower than +10 °F, the minimum viscosity shall be 1.7 cSt and the minimum 90% recovered temperature shall be waived.
(6)The product shall be visibly free of undissolved water, sediment and foreign matter. A maximum rating of 2 using procedure 2 @ 70°F is the limiting criteria.
(7) Report types and concentrations

Gene Flipse	Daniel Boss	Jeff Gruber	Gregory Clark	Tim Moss
Quality Control	Business Management	Operations	Analytical Systems	Distribution

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TE Products Pipeline Fungible Ultra Low Sulfur Diesel Fuel Specification
COMPONENT	TEST METHOD	SPECIFICATION
Oxidation Stability, 90 minute (or)	DuPont	4 max.
Oxidation Stability	ASTM D-2274	4.5 mg/100 ml. max.
Water and Sediment (6)	ASTM D-4176	Clear and Bright
NACE Rust Test	TM-0172-86	B+ min.
Additives (7)	Not Specified	Report

(1)Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed and published by EPA
(2)140°F minimum applies to product flash temperature at origin locations. Minimum delivery flash is 130°F.
(3) Summer is defined as March 1 - August 31; Winter is defined as September 1 - February 28
(4) 15 ppm by wt. on delivery
(5) If the cloud point is lower than +10 °F, the minimum viscosity shall be 1.7 cSt and the minimum 90% recovered temperature shall be waived.
(6) The product shall be visibly free of undissolved water, sediment and foreign matter. A maximum rating of 2 using procedure 2 @ 70°F is the limiting criteria.
(7) Report types and concentrations

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

Sulfur

Finished Material	Manufacturing Specifications

Sulfur % , minimum	[*CONFIDENTIAL*]
Ash, Wt. %, maximum	[*CONFIDENTIAL*]

12/18/13                        20

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

PG70-22A
ARKANSAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C., C, minimum		230

Rotational Viscosity at 135 C, Pascal seconds, maximum		3.0

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum		1.00

RTFO Residue

Mass Loss, %, maximum	1.00

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum	2.20

PAV Residue

Dynamic Shear at 28 C, and 10 rad/s, G*sin , MPa, maximum	5000

Bending Beam Rheometer, Creep Stiffness at -12 C, MPa, maximum	300

Bending Beam Rheometer, m-value at -12 C, MPa, minimum	0.300

12/18/13                            F.15

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

PG70-22S
TEXAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C., C, minimum		230

Rotational Viscosity at 135 C, Pascal seconds, maximum		3.0

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum		1.00

Elastic Recovery at 25 C, 10 cm elongation, %, minimum		30

RTFO Residue

Mass Loss, %, maximum	1.00

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum	2.20

PAV Residue

Dynamic Shear at 28 C, and 10 rad/s, G*sin , MPa, maximum	5000

Bending Beam Rheometer, Creep Stiffness at -12 C, MPa, maximum	300

Bending Beam Rheometer, m-value at -12 C, MPa, minimum	0.300

3/19/2009                        F.12

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

PG76-22S
TEXAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C., C, minimum	230

Rotational Viscosity at 135 C, Pascal seconds, maximum	3.0

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum	1.00

Elastic Recovery at 25 C, 10 cm elongation, %, minimum	30

RTFO Residue

Mass Loss, %, maximum	1.00

Dynamic Shear at 70 C, and 10 rad/s, G*/sin , kPa, minimum	2.20

PAV Residue

Dynamic Shear at 28 C, and 10 rad/s, G*sin , MPa, maximum	5000

Bending Beam Rheometer, Creep Stiffness at -12 C, MPa, maximum	300

Bending Beam Rheometer, m-value at -12 C, MPa, minimum	0.300

3/19/2009                        F.13

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

Asphalt 1531

Original Binder

Flash Point. C.O.C., C, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135 C, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 64 C, and 10 rad/s, G*/sin , kPa, minimum	[*CONFIDENTIAL*]

ES 1531 wt%	[*CONFIDENTIAL*]

12/17/13                        F.3.1

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

CARBON BLACK OIL

Gravity, API,	[*CONFIDENTIAL*]
S.U.S. Viscosity at 210 F, maximum (D88)	[*CONFIDENTIAL*]
Sulfur % (D129), maximum	[*CONFIDENTIAL*]
Ash, Wt. %	[*CONFIDENTIAL*]
Flash, PMCC, minimum	[*CONFIDENTIAL*]

12/18/13                        10

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

FLUX

Finished Material
Manufacturing Specifications

Saybolt Furol Viscosity at 210 F	[*CONFIDENTIAL*]
Rotational Viscosity at 210 F, Centipoise	[*CONFIDENTIAL*]
Flash Point, C.O.C., F, minimum	[*CONFIDENTIAL*]

12/17/2013                        I.8

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

Fuel Oil 1761

Finished Material
Manufacturing Specifications

Flash Point. C.O.C., C, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135 C, cps	[*CONFIDENTIAL*]

Vapor Space H2S ppm , maximum	[*CONFIDENTIAL*]

12/17/13                        F.3.4

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

PG 1531

Original Binder

Flash Point. C.O.C., C, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135 C, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 64 C, and 10 rad/s, G*/sin , kPa, minimum	[*CONFIDENTIAL*]

ES 1531 wt%	[*CONFIDENTIAL*]

Cargill Oil wt%	[*CONFIDENTIAL*]

12/17/13                        F.3.2

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	SPECIFICATION

Sodium Hydrosulfide Solution

Specification

Sodium Hydrosulfide, Wt% NaHS	[*CONFIDENTIAL*]

Sodium Sulfide, Wt% Na2S	[*CONFIDENTIAL*] max

Carbonate as Sodium Carbonate, Wt% Na2CO3	[*CONFIDENTIAL*] max

pH	[*CONFIDENTIAL*] max

Specific Gravity, 60 F	[*CONFIDENTIAL*]

12/18/13                        21

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LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFATURING SPECIFICATION

VTB Heavy

Finished Material	Manufacturing Specifications

Flash Point. C.O.C., C, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135 C, cps	[*CONFIDENTIAL*]

12/17/13                        F.3.3

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Schedule B-2
Pricing Benchmarks
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging[1] Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
	Reference[2] Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) plus Gasoline Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*]/ barrel

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
____________________
1 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to. All averages and final prices for Catfeed, Slurry, Crude, Diesel, Gasoline, and LPG shall be rounded to 4 decimal points, and averages and final prices for Asphalt and Slop shall be rounded to 3 decimal points.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

2 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

	Reference Price	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*]/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*]/ barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) plus $[*CONFIDENTIAL*]/bbl	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) plus $[*CONFIDENTIAL*]/bbl

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*]/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*]/ barrel

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DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*]/ gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The sum of
(i) the product of
(x) the closing settlement
price on the New York Mercantile
Exchange for the first nearby New
York Harbor ULSD Futures
contract expressed in $/gal and
(y) 42 gallons / barrel, and (ii) minus $[*CONFIDENTIAL*]/ barrel, with such result expressed in $/bbl

ASPHALT	Averaging Mechanism	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-In Date occurs	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs
Reference Price
The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

	Asphalt Payment Provision	For the purposes of all Asphalt Group payments other than for the daily Interim Payments, 75% of the value will be due on the Business

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	Provision	Day such value would otherwise be due, with the remaining 25% due upon the Termination Date.

LPG	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal
          (y) [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal
          (y) [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

Trading Day: Any Business Day for which the relevant price is published.

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Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging[3] Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference[4] Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal and
(y) minus $[*CONFIDENTIAL*] / gallon, and
(ii) 42 gallons / barrel,
with such result expressed in $/bbl

____________________
3 Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
4 Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

SLURRY	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
	Reference Price	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl, and (ii) [*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Reference Price
The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is:

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is:

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is:

The sum of
(i) [*CONFIDENTIAL*] * Nymex RBOB * 42, with such result expressed in $/bbl,
(ii) [*CONFIDENTIAL*] * USGC ULSD * 0.42, with such result expressed in $/bbl, and
(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

 Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

 the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

 the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

 Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract expressed in $/gal.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal
*Common pricing does not apply

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

CRUDE		Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The sum of
(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl,
(ii) the April 2014 Roll
(iii) [*CONFIDENTIAL*] times the April 2014 Mars Differential, and
(iv) minus $[*CONFIDENTIAL*]/bbl
			Best estimate for the applicable Procurement Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) plus $[*CONFIDENTIAL*]/bbl	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract expressed in $/bbl and (ii) plus $[*CONFIDENTIAL*]/bbl

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Definitions applicable to the Reference Price for the Crude Group
Roll: for the applicable month, as calculated when the applicable month is the prompt month Nymex contract
[(b-c)*0.667] + [(b-d)*0.333], where

(b) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, with such result expressed in $/bbl
(c) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the second nearby Light Sweet Crude Oil Futures Contract, with such result expressed in $/bbl
(d) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the third nearby Light Sweet Crude Oil Futures Contract, with such result expressed in $/bbl

Mars Differential: for the applicable month, as calculated from the day following the deadline for pipeline scheduling (usually the 26th of the month) 2 months prior to the delivery month, through the last day of pipeline scheduling (usually the 25th of the month) 1 month prior to the delivery month, excluding Saturday, Sunday and holidays, where the differential is calculated as:
(x) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “US Gulf Coast” for the Mars quotation in the "Wtd Avg" column, with such result expressed in $/bbl, minus
(y) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “WTI Formula Basis” for the prompt month, with such result expressed in $/bbl

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl and (ii) $[*CONFIDENTIAL*] / barrel

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation expressed in cents/gal and
(y) minus [*CONFIDENTIAL*] / gallon, and
(ii) 0.42,
with such result expressed in $/bbl

ASPHALT	Averaging Mechanism	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the Payment Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable True Up calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable True Up calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Reference Price
The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

The product of:
(i) The sum of
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel, and
(ii) [*CONFIDENTIAL*]

The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

The sum of:
          (x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract expressed in $/bbl
          (y) $[*CONFIDENTIAL*] / barrel

Asphalt Payment Provision
For the purposes of all Asphalt Group payments other than for the daily Interim Payments75% of the value will be due on the Business Day such value would otherwise be due, with the remaining 25% due upon the Termination Date.

LPG	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price
The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal
          (y) [*CONFIDENTIAL*]

The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in

The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal

The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal

The product of
(i) the sum of,
          (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’ expressed in cents/gal
          (y) [*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	/ gallon, and (ii) 0.42, with such result expressed in $/bbl	cents/gal (y) [*CONFIDENTIAL*] / gallon, and (ii) 0.42, with such result expressed in $/bbl	(y) [*CONFIDENTIAL*] / gallon, and (ii) 0.42, with such result expressed in $/bbl	(y) [*CONFIDENTIAL*] / gallon, and (ii) 0.42, with such result expressed in $/bbl	/ gallon, and (ii) 0.42, with such result expressed in $/bbl

Trading Day: Any Business Day for which the relevant price is published.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.

Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule B-3
Pricing Benchmarks
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Days	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

CATFEED	Averaging Days	April 24, 25, 26, 27 of 2017	All Trading Days in the calendar month of April 2020.
Reference Price
The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points,

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points,

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Step-Out Price
		plus (iii) Catfeed Second Adjustment Date Differential	plus (iii) Catfeed Second Adjustment Date Differential

CRUDE	Averaging Days	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

DIESEL	Averaging Mechanism	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020
Reference Price
The result of:

(i) The arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the second nearby New York Harbor Ultra Low Sulfur Diesel Contract on the Averaging Days, with such result expressed in $/gal and rounded to 4 decimal points, multiplied by

(ii) 42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the first nearby New York Harbor Ultra Low Sulfur Diesel Contract on the Averaging Days, with such result expressed in $/gal and rounded to 4 decimal points, multiplied by

(ii) 42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Step-Out Price
ASPHALT	Averaging Days	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-In Date	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-Out Date
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus

(iii) $[*CONFIDENTIAL*]/bbl

Trading Day: Any Business Day for which the relevant price is published.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) Gasoline Second Adjustment Date Differential

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) Gasoline Second Adjustment Date Differential

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) Gasoline Second Adjustment Date Differential

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) Gasoline Second Adjustment Date Differential

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) Gasoline Second Adjustment Date Differential

CATFEED	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month of April 2020.
Reference Price
The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points,

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points,

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points,

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
		in $/bbl and rounded to 4 decimal points, plus (iii) Catfeed Second Adjustment Date Differential	decimal points, multiplied by (ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, plus (iii) Catfeed Second Adjustment Date Differential	multiplied by (ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, plus (iii) Catfeed Second Adjustment Date Differential	multiplied by (ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, plus (iii) Catfeed Second Adjustment Date Differential	multiplied by (ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, plus (iii) Catfeed Second Adjustment Date Differential

CRUDE	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	As set forth in the applicable Base Price section or Alternate Price section	April 24, 27, 28, 29 of 2020
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

Best estimate for the applicable Procurement Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl
(i) Base Price, or (ii) Alternate Price plus the Phys Diff
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus

(ii) $[*CONFIDENTIAL*]/bbl

DIESEL		April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by

(ii) 0.42, with such result expressed in $/bbl and rounded to 4 decimal points, minus

(iii) $[*CONFIDENTIAL*]/bbl

ASPHALT	Averaging Days	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-In Date	All Trading Days in the calendar month that is 2 months prior to the relevant payment date	All Trading Days in the calendar month that is 2 months prior to the invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month that is 2 months prior to the invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-Out Date
Reference Price
The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus

(iii) $[*CONFIDENTIAL*]/bbl

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*],

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*],

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*],

The result of:

(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by

(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

with such result expressed in $/bbl, plus (iii) $[*CONFIDENTIAL*]/bbl	with such result expressed in $/bbl, plus (iii) $[*CONFIDENTIAL*]/bbl	with such result expressed in $/bbl, plus (iii) $[*CONFIDENTIAL*]/bbl	(iii) $[*CONFIDENTIAL*]/bbl

Trading Day: A day on which (i) the relevant exchange is open for trading during its regular trading session, or (ii) the price is published by the relevant price source.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume, with such result being rounded to 4 decimal points.

Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume, with such result being rounded to 4 decimal points.

Alternate Price: a + b + c

Where:
“a” shall be the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, as determined on each Trading Day during the Delivery Month.

“b” shall be the arithmetic average of the daily quotations as published by "Argus Crude", in the section "US Gulf Coast and Midcontinent", subsection "WTI ($/bl)", for "WTI Midland" under the column "Weighted average" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.

LESS

The arithmetic average of the daily quotations as published by "Argus Crude", in the section "US Gulf Coast and Midcontinent", subsection "WTI ($/bl)", for "WTI Cushing", under the column "WTI formula basis price" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.

“c” shall be the arithmetic average of the daily quotation as published by "Argus Crude", in the section "US Gulf Coast and Midcontinent'', subsection "WTI ($/bl)", for "WTI diff to CMA Nymex" under the column "Diff weighted average" for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.

The Phys Diff for each calendar month equals:

a-b

Where:
“a” shall equal the Base Price for the previous calendar month
“b” shall equal the Alternate Price for the previous calendar month

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Applicable Step-In Date: May 1, 2017
Applicable Step-Out Date: April 30, 2020

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE C-2

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month
“I” represent the Sales for Current Month Value of such month,
“K” represents the Short Crude FIFO Value as of the end of such month, and
“M” represents Crude Purchase Fee as defined in Article 6.4 of the Supply and Offtake Agreement
“X” represents Counterparty Crude Sales Fee
“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Volume or Long Crude FIFO Volume. If the prior month has a Short Crude FIFO Volume then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Volume then use that prior month’s Long Crude FIFO Price.
“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.
“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.
“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month and all Exchange Procurement Contracts; such volume will be a negative number.

Schedule C2-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.
“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“P” represents the Monthly Crude Procurement Purchase Value
“S” represents the Monthly Crude Procurement Sale Value
“Q” represents the Additional Sales Value
“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.
“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.
“Monthly Crude Procurement Sale Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.
“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.
“Monthly Crude Procurement Purchase Price” means, for any month, the total dollars invoiced and paid under Procurement Contracts with respect to Crude Oil purchased by Aron, in the applicable month, divided by the total barrels of Crude Oil delivered under Procurement Contracts in such month.
“Monthly Crude Procurement Sale Price” means, for any month, the total dollars invoiced and received under Procurement Contracts with respect to Crude Oil sold by Aron, in the applicable month, divided by the total barrels of Crude Oil delivered under Procurement Contracts in such month.
“Sales for Current Month Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

Schedule C2-2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a) of the Supply and Offtake Agreement. [Note: On the Termination Date, the Actual Month End Crude Volume will be the Termination Date Crude Oil Volumes]
“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the April 30, 2014 Actual Month End Crude Volume]
“Monthly Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
.
“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“A” represents the Actual Month Beginning Crude Volume for such month,
“C” represents the Monthly Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.
“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“T” represents the Target Month End Crude Volume for such month,
“A” represents the Actual Month Beginning Crude Volume for such month, and
“C” represents Monthly Crude Receipts for such month.
“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“K” represents the Short Crude FIFO Volume as of the end of the prior month, and

Schedule C2-3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“L” represents the Long Crude FIFO Volume as of the end of the prior month.
“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“E” represents the Target Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Short Crude FIFO Volume” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Volume.
“Short Crude FIFO Value” means, for any Short Crude FIFO Volume and applicable month, the product of such Short Crude FIFO Volume and the Short Crude FIFO Price for such month (which will be a negative number).
“Long Crude FIFO Volume” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]

Schedule C2-4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Volume.
“Long Crude FIFO Value” means, for any Long Crude FIFO Volume and applicable month, the product of such Long Crude FIFO Volume and the Long Crude FIFO Price for such month.
II. For purposes of determining the Aggregate Monthly Product Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume for Prior Month,
“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume (denoted as “G”) for such month and Product Group and the Adjusted Target Product Purchase Volume (denoted as “H”) for such month and Product Group, and
“L” represents Long Product FIFO Value as of the end of such month.
“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Volume.

“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volumes]
“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the April 30, 2014 Actual Month End Product Volume for the applicable Product Group]

Schedule C2-5

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Net Product Sales Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“B” represents the Actual Month End Product Volume for such month and Product Group,
“C” represents the Monthly Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Asphalt Target” for the period after the Adjustment Date, “T” for the Asphalt Pricing Group will be equal to 0, except for purposes of the Net Working Capital Balance, the Target Month End Product Volume for the Asphalt Product Group will be equal to the Baseline Volume in Schedule D-2.
“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“T” represents the Target Month End Product Volume for such month and Product Group,
“C” represents the Monthly Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“K” represents the Short Product FIFO Volume as of the end of the prior month, and
“L” represents the Long Product FIFO Volume as of the end of the prior month.
“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

Schedule C2-6

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“E” represents the Target Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Short Product FIFO Volume” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Short Product FIFO Value” means, for any Short Product FIFO Volume and applicable month, the product of such Short Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Volume.
“Long Product FIFO Volume” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

Schedule C2-7

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“E” represents the Target Product Purchase Volume for such month and Product Group.
“Long Product FIFO Value” means, for any Long Product FIFO Volume and applicable month, the product of such Long Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Volume.
“Monthly Product Sales” (denoted as “C”) has the meaning defined in the Supply and Offtake Agreement.
NOTE: Below is an example of the computations contemplated by this Schedule C. This example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Schedule C, but merely provides an illustration of the manner in which computations are to be made.

MONTHLY TRUE UP ON CRUDE
End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Month End Crude Volume [T]	[*CONFIDENTIAL*]

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate Crude Receipts [C]	[*CONFIDENTIAL*]

Monthly Crude Sales Volume [D =[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Crude Sales Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

FIFO Sales from Prior Month [F]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Adjusted Monthly Crude Sales Volume [G=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Crude Sales Volume [H=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Monthly Crude Purchase [P]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Crude Sales [S]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Additional Sales [Q]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Sales for Current Month Value [I]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Short FIFO Position (charged at WTI) [K = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position (to be charged next month)[L=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Other Barrels [N]	[*CONFIDENTIAL*]
Designated Company Sourced Barrels [O= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Actual Monthly Crude Run [Y= [*CONFIDENTIAL*]]*[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Level Two Fee [LV2= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Volume Cap for Waived Crude Fee [Z = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Volume Cap for Reduced Crude Fee [V]	[*CONFIDENTIAL*]
Reduced Crude Fee "U" [LV1 =[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Waived Fee barrels [J = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Total Crude Purchase Fee (M)			[*CONFIDENTIAL*]

Delek Sales Fee	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Enterprise Sales Fee	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Crude Sales Fee (X)			[*CONFIDENTIAL*]

Gross Monthly Crude Oil Value R = [*CONFIDENTIAL*]			[*CONFIDENTIAL*]
Aggregate Daily Suppy Value [W]			[*CONFIDENTIAL*]
Monthly Crude Oil True-Up Amount. Due Lion Oil			[*CONFIDENTIAL*]

Schedule C2-8

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE C-3

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month
“I” represent the Sales for Current Month Value of such month,
“K” represents the Short Crude FIFO Value as of the end of such month, and
“M” represents Crude Purchase Fee as defined in Article 6.4 of the Supply and Offtake Agreement
“X” represents Counterparty Crude Sales Fee
“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Volume or Long Crude FIFO Volume. If the prior month has a Short Crude FIFO Volume then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Volume then use that prior month’s Long Crude FIFO Price.
“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.
“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.
“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month and all Exchange Procurement Contracts; such volume will be a negative number.

Schedule C3-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.
“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“P” represents the Monthly Crude Procurement Purchase Value
“S” represents the Monthly Crude Procurement Sale Value
“Q” represents the Additional Sales Value
“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.
“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.
“Monthly Crude Procurement Sale Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.
“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.
“Monthly Crude Procurement Purchase Price” means, for any month, the total dollars invoiced and paid under Procurement Contracts with respect to Crude Oil purchased by Aron, in the applicable month, divided by the total barrels of Crude Oil delivered under Procurement Contracts in such month.
“Monthly Crude Procurement Sale Price” means, for any month, the total dollars invoiced and received under Procurement Contracts with respect to Crude Oil sold by Aron, in the applicable month, divided by the total barrels of Crude Oil delivered under Procurement Contracts in such month.
“Sales for Current Month Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

Schedule C3-2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the Termination Date Crude Oil Volume]
“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the April 30, 2017 Crude Oil Volume]
“Monthly Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
.
“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“A” represents the Actual Month Beginning Crude Volume for such month,
“C” represents the Monthly Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.
“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“T” represents the Target Month End Crude Volume for such month,
“A” represents the Actual Month Beginning Crude Volume for such month, and
“C” represents Monthly Crude Receipts for such month.
“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“K” represents the Short Crude FIFO Volume as of the end of the prior month, and

Schedule C3-3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“L” represents the Long Crude FIFO Volume as of the end of the prior month.
“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“E” represents the Target Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Short Crude FIFO Volume” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Volume.
“Short Crude FIFO Value” means, for any Short Crude FIFO Volume and applicable month, the product of such Short Crude FIFO Volume and the Short Crude FIFO Price for such month (which will be a negative number).
“Long Crude FIFO Volume” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]

Schedule C3-4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Volume.
“Long Crude FIFO Value” means, for any Long Crude FIFO Volume and applicable month, the product of such Long Crude FIFO Volume and the Long Crude FIFO Price for such month.
II. For purposes of determining the Aggregate Monthly Product Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume for Prior Month,
“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume (denoted as “G”) for such month and Product Group and the Adjusted Target Product Purchase Volume (denoted as “H”) for such month and Product Group, and
“L” represents Long Product FIFO Value as of the end of such month.
“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Volume.

“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volumes]
“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the April 30, 2017 Actual Month End Product Volume for the applicable Product Group]

Schedule C3-5

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Net Product Sales Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“B” represents the Actual Month End Product Volume for such month and Product Group,
“C” represents the Monthly Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Asphalt Target” for the period after the Adjustment Date, “T” for the Asphalt Pricing Group will be equal to 0, except for purposes of the Net Working Capital Balance, the Target Month End Product Volume for the Asphalt Product Group will be equal to the Baseline Volume in Schedule D-3.
“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“T” represents the Target Month End Product Volume for such month and Product Group,
“C” represents the Monthly Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“K” represents the Short Product FIFO Volume as of the end of the prior month, and
“L” represents the Long Product FIFO Volume as of the end of the prior month.
“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

Schedule C3-6

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“E” represents the Target Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Short Product FIFO Volume” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Short Product FIFO Value” means, for any Short Product FIFO Volume and applicable month, the product of such Short Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Volume.
“Long Product FIFO Volume” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
[*CONFIDENTIAL*]
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

Schedule C3-7

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“E” represents the Target Product Purchase Volume for such month and Product Group.
“Long Product FIFO Value” means, for any Long Product FIFO Volume and applicable month, the product of such Long Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Volume.
“Monthly Product Sales” (denoted as “C”) has the meaning defined in the Supply and Offtake Agreement.
NOTE: Below is an example of the computations contemplated by this Schedule C. This example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Schedule C, but merely provides an illustration of the manner in which computations are to be made.

MONTHLY TRUE UP ON CRUDE
End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Month End Crude Volume [T]	[*CONFIDENTIAL*]		$—

Actual Month Beginning Crude Volume [A]	[*CONFIDENTIAL*]
Actual Month End Crude Volume [B]	[*CONFIDENTIAL*]
Monthly Crude Receipts [C]	[*CONFIDENTIAL*]

Monthly Crude Sales Volume[D =[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Crude Sales Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

FIFO Sales from Prior Month [F]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Adjusted Monthly Crude Sales Volume [G=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Crude Sales Volume [H=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Monthly Crude Purchase [P]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Crude Sales [S]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Additional Sales [Q]	—	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Sales for Current Month Value [I]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Short FIFO Position (charged at WTI) [K = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position (to be charged next month)[L=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Other Barrels [N]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]
Designated Company Sourced Barrels [O = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Actual Monthly Crude Run [P=[*CONFIDENTIAL*]] *[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]
Level Two Fee [LV2 = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Volume Cap for Waived Crude Fee [Q=[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Volume Cap for Reduced Crude Fee [R]	[*CONFIDENTIAL*]
Reduced Crude Fee [LV1 = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Waived Fee barrels [T = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Additional Waived Fee Barrels [[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Total Crude Purchase Fee (M)			[*CONFIDENTIAL*]

SDBB4QN33337666SWQ	[*CONFIDENTIAL*]	$ [*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Total Crude Sales Fee (X)			[*CONFIDENTIAL*]

Gross Monthly Crude Oil Value [R = [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]
Aggregate Daily Suppy Value [W]			[*CONFIDENTIAL*]
Monthly Crude Oil True-Up Amount [Z= [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]

Schedule C3-8

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule D-2

Operational Volume Range

Effective Operational Volume Ranges from May 1, 2014 through April 30, 2017

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target	Designated Baseline Volume	Additional Monthly Fee Differential
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude *	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month		Yes	Nymex WTI

Gasoline	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		Yes	Nymex WTI

Diesel	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		Yes	Nymex ULSD

Catfeed	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month	[*CONFIDENTIAL*] bbls	No

CBO	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

Slop/ Transmix	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

LPG	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

Asphalt	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month		No
* If Aron, in its discretion, obtains any additional storage capacity at any of the Included Third Party Crude Storage Locations, it may, at its option, set Target
Month End Crude Volume to be up to the sum of [*CONFIDENTIAL*] bbls plus the amount of such additional capacity, but any incremental costs resulting from such additional capacity shall be for Aron's account.

Schedule C3-9

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule D-3

Operational Volume Range

Effective Operational Volume Ranges from May 1, 2017 through April 30, 2020

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target	Designated Baseline Volume	Additional Monthly Fee Differential
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude *	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month		Yes	Nymex WTI

Gasoline	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		Yes	Nymex WTI

Diesel	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		Yes	Nymex ULSD

Catfeed	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month	[*CONFIDENTIAL*] bbls	No

CBO	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	N/A		No

Slop/ Transmix	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	N/A		No

LPG	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	N/A		No

Asphalt	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	N/A		No
* If Aron, in its discretion, obtains any additional storage capacity at any of the Included Third Party Crude Storage Locations, it may, at its option, set Target
Month End Crude Volume to be up to the sum of [*CONFIDENTIAL*] bbls plus the amount of such additional capacity, but any incremental costs resulting from such additional capacity shall be for Aron's account.

Schedule C3-10

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule E-2

Tank No.	Assigned Service	Product Code	Location	Nominal Shell Capacity (Barrels)	Type	Category	Tank Type	Custodian
Refinery
19	Atmospheric Gas Oil	VGO	Refinery	2,291	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.
23	140/160 Pen Asphalt	ASPHALT140160PEN	Refinery	2,000	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
24	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,448	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
36	Alkylate	UNFINGAS	Refinery	4,391	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.
39	Asphalt VTB Heavy	ASPHALT140160PEN	Refinery	5,117	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
40	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	3,685	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
41	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	3,802	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
54	Distillate Unifiner Feed - LCO	DISTHDTFEED	Refinery	15,087	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
59	Vacuum Gas Oil	VGO	Refinery	9,069	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.
61	Platformate	UNLD93	Refinery	20,128	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
62	Platformate	UNFINGAS	Refinery	20,141	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
63	Slop Diesel	SLOPCRUDEREFINERY	Refinery	8,584	Fixed Cone Roof	Slop / Transmix		Delek Logistics Operating, LLC.
64	Platformate	UNFINGAS	Refinery	9,447	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.
65	93 Octane Premium Gasoline	UNFINGAS	Refinery	10,114	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
66	Slop Light Oil	CONDENSATE	Refinery	14,584	Fixed Dome Roof	Gasoline		Delek Logistics Operating, LLC.
67	Isomate	UNFINGAS	Refinery	14,584	Fixed Dome Roof	Gasoline		Delek Logistics Operating, LLC.
78	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,171	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
82	Carbon Black Oil	CBO	Refinery	20,081	Fixed Cone Roof	Carbon Black Oil		Delek Logistics Operating, LLC.
84	Vacuum Gas Oil	VGO	Refinery	10,110	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.
85	Alkylate	UNFINGAS	Refinery	8,367	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.
88	FCC Gasoline	UNFINGAS	Refinery	20,122	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
89	FCC Gasoline	UNFINGAS	Refinery	20,122	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
101	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	54,991	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
102	Slop Asphalt	ASPHALTPG6422	Refinery	55,332	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
103	Sour Naphtha	NAPHTHA	Refinery	54,942	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
104	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	55,323	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
105	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	64,025	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
108	Distillate Unifiner Feed - K / D	DISTHDTFEED	Refinery	48,373	Internal Floating Roof	Diesel		Delek Logistics Operating, LLC.
109	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	55,367	Internal Floating Roof	Diesel		Delek Logistics Operating, LLC.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

112	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	151,130	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
113	FCC Gasoline	UNFINGAS	Refinery	60,307	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
115	Vacuum Gas Oil	VGO	Refinery	55,329	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.
119	Ultra Low Sulfur Diesel	ULSD	Refinery	30,000	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
121	Ultra Low Sulfur Diesel	ULSD	Refinery	79,650	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
122	Ultra Low Sulfur Diesel	ULSD	Refinery	77,846	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
123	84 Octane Gasoline Blend	UNFINGAS	Refinery	79,722	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
124	93 Octane Gasoline Blend	UNFINGAS	Refinery	53,787	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
125	84 Octane Finished Gasoline	UNFINGAS	Refinery	55,089	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
126	93 Octane Premium finished Gasoline	UNLD87	Refinery	54,505	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
128	84 Octane Gasoline Blend	UNFINGAS	Refinery	80,299	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.
146	Propane	PROPANE	Refinery	712	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
147	Propane	PROPANE	Refinery	713	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
148	Propane-Propylene Mix	PPMIX	Refinery	714	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
149	Isobutane	ISOBUTANE	Refinery	2,571	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.
155	Mixed Butanes	MIXEDBUTANES	Refinery	525	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
167	Road Oil - In Plant Use	CBO	Refinery	1,333	Fixed Cone Roof	Carbon Black Oil		Delek Logistics Operating, LLC.
175	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	4,816	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
184	Mixed Butanes	MIXEDBUTANES	Refinery	956	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
185	Mixed Butanes	MIXEDBUTANES	Refinery	1,785	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
186	Mixed Butanes	MIXEDBUTANES	Refinery	707	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
187	Propane	PROPANE	Refinery	817	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
189	Propane-Propylene Mix	PPMIX	Refinery	714	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
191	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	150,386	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
192	Crude Oil	CRUDEREFINERY	Refinery	148,625	External Floating Roof	Crude	Non-Gathering Tank	SALA
194	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
195	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
196	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.
197	Propane	PROPANE	Refinery	525	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.
219	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	55,956	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
241	Mixed Distillates	DISTHDTFEED	Refinery	2,796	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
242	Mixed Distillates	DISTHDTFEED	Refinery	2,796	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.
245	Sour Naphtha	NAPHTHA	Refinery	3,135	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.
246	Sour Naphtha	NAPHTHA	Refinery	3,135	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

247	FCC Gasoline	UNFINGAS	Refinery	5,141	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.
262	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,041	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
263	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,041	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
264	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,040	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
265	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,040	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
268	Light Straight Run	NATURALGASOLINE	Refinery	463	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.
269	Light Straight Run	NATURALGASOLINE	Refinery	463	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.
271	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	9,231	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
272	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,011	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
273	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,011	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
282	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,719	Fixed Dome Roof	Slop / Transmix	Delek Logistics Operating, LLC.
283	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,719	Fixed Dome Roof	Slop / Transmix	Delek Logistics Operating, LLC.
348	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	5,264	Fixed Dome Roof	Asphalt	Delek Logistics Operating, LLC.
349	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,288	Fixed Dome Roof	Asphalt	Delek Logistics Operating, LLC.
350	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
351	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
352	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
353	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.
355	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	1,006	Fixed Cone Roof	Asphalt	Delek Logistics Operating, LLC.
360	Sour Naphtha	NAPHTHA	Refinery	15,092	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.
361	Sour Naphtha	NAPHTHA	Refinery	15,095	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.
362	Propane-Propylene Mix	PPMIX	Refinery	598	Pressurized Bullet Tank	LPG	Delek Logistics Operating, LLC.
363	Mixed Butanes	BUTYLENE	Refinery	595	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.
364	Isobutane	ISOBUTANE	Refinery	1,007	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.
365	Isobutane	ISOBUTANE	Refinery	1,007	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.
366	Propane-Propylene Mix	PPMIX	Refinery	697	Pressurized Bullet Tank	LPG	Delek Logistics Operating, LLC.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

367	Mixed Butanes	BUTYLENE	Refinery	5,117	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.
368	Vacuum Gas Oil	VGO	Refinery	10,107	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.
371	Sweet Naphtha	NAPHTHA	Refinery	10,099	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.
372	Heavy Cat Naphtha (No. 10 Feed)	UNFINGAS	Refinery	10,109		Gasoline		Delek Logistics Operating, LLC.
382	Asphalt VTB Heavy	ASPHALTPG7622	Refinery	5,215	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
383	Asphalt VTB Heavy	ASPHALTPG7622	Refinery	5,192	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
384	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,150	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
385	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,065	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
386	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,064	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
387	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,065	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
536	Light Straight Run	NATURALGASOLINE	Refinery	15,131	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.
540	Ultra Low Sulfur Diesel	ULSD	Refinery	242	Horizontal Tank	Diesel		Delek Logistics Operating, LLC.
544	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,295	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
548	Asphalt 140/160	ASPHALTPG6422	Refinery	100,328	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
552	Unleaded Regular	UNLD87	Refinery	242	Horizontal Tank	Gasoline		Delek Logistics Operating, LLC.
553	Hard Asphalt	ASPHALTPG7622	Refinery	1,522	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.
LOTT, Magnolia, and El Dorado Pipeline
120	Crude Oil	CRUDELOTT	Refinery	70,738	Internal Floating Roof	Crude	Gathering Tank	SALA
121A	Crude Oil	CRUDELOTT	El Dorado East	80,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
125A	Crude Oil	CRUDELOTT	El Dorado East	55,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
170A	Crude Oil	CRUDELOTT	El Dorado East	130,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
304	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
305	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
307	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
308	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
309	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
310	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA
311	Crude Oil	CRUDELOTT	Smackover	10,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

325	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
337	Crude Oil	CRUDELOTT	Magnolia	5,000	Welded, Cone Roof	Crude	Gathering Tank	SALA
343	Crude Oil	CRUDELOTT	Buckner	5,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
361	Crude Oil	CRUDELOTT	Louann	1,500	Welded, Cone Roof	Crude	Gathering Tank	SALA
362	Crude Oil	CRUDELOTT	Pace City	1,500	Welded, Cone Roof	Crude	Gathering Tank	SALA
363	Crude Oil	CRUDELOTT	Rook	500	Welded, Cone Roof	Crude	Gathering Tank	SALA
370	Crude Oil	CRUDELOTT	Stephens	3,000	Welded, Cone Roof, Aluminum IFR	Crude	Gathering Tank	SALA
437	Crude Oil	CRUDEMAGNOLIA	Tank 437	55,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
2002	Crude Oil	CRUDEMAGNOLIA	Tank 2002	85,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
2013	Crude Oil	CRUDEMAGNOLIA	Tank 2013	85,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA
7135	Crude Oil	CRUDELOTT	ShulerMeter	10,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
7174	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
7184	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
7196	Crude Oil	CRUDELOTT	Fouke	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
7197	Crude Oil	CRUDELOTT	Fouke	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
7198	Crude Oil	CRUDELOTT	Fouke	10,000	Bolted, Cone Roof, Aluminum IFR	Crude	Gathering Tank	SALA
7215	Crude Oil	CRUDELOTT	El Dorado East	5,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA
8852	Crude Oil	CRUDELOTT	El Dorado East	210	Welded, Cone Roof	Crude	Gathering Tank	SALA

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Memphis
2	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,626	Welded, Cone Roof	Diesel	Offsite Product Storage Tanks	Delek Logistics Operating, LLC.
3	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,628	Welded, Cone Roof	Diesel
4	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,625	Welded, Cone Roof	Diesel
5	Unleaded Regular	UNLD87MEMPHIS	Memphis	9,950	Welded, Cone Roof	Gasoline
6	Unleaded Regular	UNLD87MEMPHIS	Memphis	14,918	Welded, Cone Roof	Gasoline
7	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	5,036	Welded, Cone Roof	Diesel
8	Transmix	TRANSMIXMEMPHIS	Memphis	4,957	Welded, Cone Roof	Slop / Transmix
9	Unleaded Premium	UNLD93MEMPHIS	Memphis	20,067	Welded, Cone Roof	Gasoline
10	Unleaded Regular	UNLD87MEMPHIS	Memphis	29,755	Welded, Cone Roof	Gasoline
Henderson
104	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	45,000		Asphalt
105	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	10,000		Asphalt
108	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500		Asphalt
109	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt
110	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt
111	Flux - 250 / 300 Vis Flux	ASPHALTFLUXHENDERSON	Henderson	2,500		Asphalt
112	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt
113	250/300 Flux	ASPHALTFLUXHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Muskogee
101	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	47,997	Asphalt	Included Third Party Product Storage Tanks	Ergon A&E
102	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	48,429	Asphalt
103	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	57,529	Asphalt
104	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	4,243	Asphalt
105	Flux - VTB	ASPHALTFLUXMUSKOGEE	Muskogee	26,646	Asphalt
110	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	620	Asphalt
111	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	2,343	Asphalt
112	Paving - 76-28	ASPHALTPG7628MUSKOGEE	Muskogee	2,343	Asphalt
113	Paving - 70-28	ASPHALTPG7028MUSKOGEE	Muskogee	2,343	Asphalt
114	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	2,343	Asphalt
115	Paving - Sweet Resid	ASPHALTFLUXMUSKOGEE	Muskogee	1,273	Asphalt
116	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	1,759	Asphalt
117	Paving - Bres	ASPHALTFLUXMUSKOGEE	Muskogee	707	Asphalt
118	Paving - Sty 206	ASPHALTSTY206MUSKOGEE	Muskogee	2,278	Asphalt
119	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	30,263	Asphalt
120	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	1,241	Asphalt
150	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	664	Asphalt
151	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	664	Asphalt

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE E-3

Tank No.	Assigned Service	Product Code	Location	Nominal Shell Capacity (Barrels)	Type	Category	Tank Type	Custodian	Title/Lien
Refinery
19	Atmospheric Gas Oil	VGO	Refinery	2,291	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.	Title
23	140/160 Pen Asphalt	ASPHALT140160PEN	Refinery	2,000	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
24	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,448	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
36	Alkylate	UNFINGAS	Refinery	4,391	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
39	Asphalt VTB Heavy	ASPHALT140160PEN	Refinery	5,117	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
40	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	3,685	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
41	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	3,802	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
54	Distillate Unifiner Feed - LCO	DISTHDTFEED	Refinery	15,087	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
59	Vacuum Gas Oil	VGO	Refinery	9,069	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.	Title
61	Platformate	UNLD93	Refinery	20,128	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
62	Platformate	UNFINGAS	Refinery	20,141	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
63	Slop Diesel	SLOPCRUDEREFINERY	Refinery	8,584	Fixed Cone Roof	Slop / Transmix		Delek Logistics Operating, LLC.	Title
64	Platformate	UNFINGAS	Refinery	9,447	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
65	93 Octane Premium Gasoline	UNFINGAS	Refinery	10,114	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
66	Slop Light Oil	CONDENSATE	Refinery	14,584	Fixed Dome Roof	Gasoline		Delek Logistics Operating, LLC.	Title
67	Isomate	UNFINGAS	Refinery	14,584	Fixed Dome Roof	Gasoline		Delek Logistics Operating, LLC.	Title
78	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,171	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
82	Carbon Black Oil	CBO	Refinery	20,081	Fixed Cone Roof	Carbon Black Oil		Delek Logistics Operating, LLC.	Title
84	Vacuum Gas Oil	VGO	Refinery	10,110	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.	Title
85	Alkylate	UNFINGAS	Refinery	8,367	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
88	FCC Gasoline	UNFINGAS	Refinery	20,122	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
89	FCC Gasoline	UNFINGAS	Refinery	20,122	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
101	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	54,991	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
102	Slop Asphalt	ASPHALTPG6422	Refinery	55,332	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
103	Sour Naphtha	NAPHTHA	Refinery	54,942	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
104	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	55,323	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
105	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	64,025	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
108	Distillate Unifiner Feed - K / D	DISTHDTFEED	Refinery	48,373	Internal Floating Roof	Diesel		Delek Logistics Operating, LLC.	Title
109	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	55,367	Internal Floating Roof	Diesel		Delek Logistics Operating, LLC.	Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

112	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	151,130	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
113	FCC Gasoline	UNFINGAS	Refinery	60,307	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
115	Vacuum Gas Oil	VGO	Refinery	55,329	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.	Title
119	Ultra Low Sulfur Diesel	ULSD	Refinery	30,000	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
121	Ultra Low Sulfur Diesel	ULSD	Refinery	79,650	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
122	Ultra Low Sulfur Diesel	ULSD	Refinery	77,846	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
123	84 Octane Gasoline Blend	UNFINGAS	Refinery	79,722	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
124	93 Octane Gasoline Blend	UNFINGAS	Refinery	53,787	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
125	84 Octane Finished Gasoline	UNFINGAS	Refinery	55,089	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
126	93 Octane Premium finished Gasoline	UNLD87	Refinery	54,505	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
128	84 Octane Gasoline Blend	UNFINGAS	Refinery	80,299	External Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
146	Propane	PROPANE	Refinery	712	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
147	Propane	PROPANE	Refinery	713	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
148	Propane-Propylene Mix	PPMIX	Refinery	714	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
149	Isobutane	ISOBUTANE	Refinery	2,571	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.	Title
155	Mixed Butanes	MIXEDBUTANES	Refinery	525	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
167	Road Oil - In Plant Use	CBO	Refinery	1,333	Fixed Cone Roof	Carbon Black Oil		Delek Logistics Operating, LLC.	Title
175	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	4,816	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
184	Mixed Butanes	MIXEDBUTANES	Refinery	956	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
185	Mixed Butanes	MIXEDBUTANES	Refinery	1,785	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
186	Mixed Butanes	MIXEDBUTANES	Refinery	707	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
187	Propane	PROPANE	Refinery	817	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
189	Propane-Propylene Mix	PPMIX	Refinery	714	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
191	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	150,386	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
192	Crude Oil	CRUDEREFINERY	Refinery	148,625	External Floating Roof	Crude	Non-Gathering Tank	SALA	Title
194	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
195	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
196	Isobutane	ISOBUTANE	Refinery	605	Pressurized Bullet Tank	Gasoline		Delek Logistics Operating, LLC.	Title
197	Propane	PROPANE	Refinery	525	Pressurized Bullet Tank	LPG		Delek Logistics Operating, LLC.	Title
219	Asphalt VTB Heavy	ASPHALTPG6422	Refinery	55,956	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
241	Mixed Distillates	DISTHDTFEED	Refinery	2,796	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
242	Mixed Distillates	DISTHDTFEED	Refinery	2,796	Fixed Cone Roof	Diesel		Delek Logistics Operating, LLC.	Title
245	Sour Naphtha	NAPHTHA	Refinery	3,135	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
246	Sour Naphtha	NAPHTHA	Refinery	3,135	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

247	FCC Gasoline	UNFINGAS	Refinery	5,141	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.	Title
262	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,041	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
263	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,041	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
264	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,040	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
265	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,040	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
268	Light Straight Run	NATURALGASOLINE	Refinery	463	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.	Title
269	Light Straight Run	NATURALGASOLINE	Refinery	463	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.	Title
271	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	9,231	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
272	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,011	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
273	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,011	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
282	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,719	Fixed Dome Roof	Slop / Transmix	Delek Logistics Operating, LLC.	Title
283	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,719	Fixed Dome Roof	Slop / Transmix	Delek Logistics Operating, LLC.	Title
348	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	5,264	Fixed Dome Roof	Asphalt	Delek Logistics Operating, LLC.	Title
349	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,288	Fixed Dome Roof	Asphalt	Delek Logistics Operating, LLC.	Title
350	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
351	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
352	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
353	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel	Delek Logistics Operating, LLC.	Title
355	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	1,006	Fixed Cone Roof	Asphalt	Delek Logistics Operating, LLC.	Title
360	Sour Naphtha	NAPHTHA	Refinery	15,092	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.	Title
361	Sour Naphtha	NAPHTHA	Refinery	15,095	Internal Floating Roof	Gasoline	Delek Logistics Operating, LLC.	Title
362	Propane-Propylene Mix	PPMIX	Refinery	598	Pressurized Bullet Tank	LPG	Delek Logistics Operating, LLC.	Title
363	Mixed Butanes	BUTYLENE	Refinery	595	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.	Title
364	Isobutane	ISOBUTANE	Refinery	1,007	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.	Title
365	Isobutane	ISOBUTANE	Refinery	1,007	Pressurized Bullet Tank	Gasoline	Delek Logistics Operating, LLC.	Title
366	Propane-Propylene Mix	PPMIX	Refinery	697	Pressurized Bullet Tank	LPG	Delek Logistics Operating, LLC.	Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

367	Mixed Butanes	BUTYLENE	Refinery	5,117	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.	Title
368	Vacuum Gas Oil	VGO	Refinery	10,107	Fixed Cone Roof	Cat Feed		Delek Logistics Operating, LLC.	Title
371	Sweet Naphtha	NAPHTHA	Refinery	10,099	Internal Floating Roof	Gasoline		Delek Logistics Operating, LLC.	Title
372	Heavy Cat Naphtha (No. 10 Feed)	UNFINGAS	Refinery	10,109		Gasoline		Delek Logistics Operating, LLC.	Title
382	Asphalt VTB Heavy	ASPHALTPG7622	Refinery	5,215	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
383	Asphalt VTB Heavy	ASPHALTPG7622	Refinery	5,192	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
384	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,150	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
385	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,065	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
386	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,064	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
387	Asphalt VTB Heavy	ASPHALTPG7022	Refinery	3,065	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
536	Light Straight Run	NATURALGASOLINE	Refinery	15,131	Pressurized Spherical Tank	Gasoline		Delek Logistics Operating, LLC.	Title
540	Ultra Low Sulfur Diesel	ULSD	Refinery	242	Horizontal Tank	Diesel		Delek Logistics Operating, LLC.	Title
544	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,295	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
548	Asphalt 140/160	ASPHALTPG6422	Refinery	100,328	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
552	Unleaded Regular	UNLD87	Refinery	242	Horizontal Tank	Gasoline		Delek Logistics Operating, LLC.	Title
553	Hard Asphalt	ASPHALTPG7622	Refinery	1,522	Fixed Cone Roof	Asphalt		Delek Logistics Operating, LLC.	Title
LOTT, Magnolia, and El Dorado Pipeline
120	Crude Oil	CRUDELOTT	Refinery	70,738	Internal Floating Roof	Crude	Gathering Tank	SALA	Title
121A	Crude Oil	CRUDELOTT	El Dorado East	80,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Lien
125A	Crude Oil	CRUDELOTT	El Dorado East	55,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Title
170A	Crude Oil	CRUDELOTT	El Dorado East	130,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Title
304	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title
305	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title
307	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title
308	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title
309	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title
310	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Lien
311	Crude Oil	CRUDELOTT	Smackover	10,000	Riveted, Cone Roof	Crude	Gathering Tank	SALA	Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

325	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
337	Crude Oil	CRUDELOTT	Magnolia	5,000	Welded, Cone Roof	Crude	Gathering Tank	SALA	Title
343	Crude Oil	CRUDELOTT	Buckner	5,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
361	Crude Oil	CRUDELOTT	Louann	1,500	Welded, Cone Roof	Crude	Gathering Tank	SALA	Lien
362	Crude Oil	CRUDELOTT	Pace City	1,500	Welded, Cone Roof	Crude	Gathering Tank	SALA	Lien
363	Crude Oil	CRUDELOTT	Rook	500	Welded, Cone Roof	Crude	Gathering Tank	SALA	Title
370	Crude Oil	CRUDELOTT	Stephens	3,000	Welded, Cone Roof, Aluminum IFR	Crude	Gathering Tank	SALA	Title
437	Crude Oil	CRUDEMAGNOLIA	Tank 437	55,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Title
2002	Crude Oil	CRUDEMAGNOLIA	Tank 2002	85,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Title
2013	Crude Oil	CRUDEMAGNOLIA	Tank 2013	85,000	Welded, External Floater, Pontoon	Crude	Gathering Tank	SALA	Title
7135	Crude Oil	CRUDELOTT	ShulerMeter	10,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
7174	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
7184	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
7196	Crude Oil	CRUDELOTT	Fouke	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Title
7197	Crude Oil	CRUDELOTT	Fouke	1,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Title
7198	Crude Oil	CRUDELOTT	Fouke	10,000	Bolted, Cone Roof, Aluminum IFR	Crude	Gathering Tank	SALA	Lien
7215	Crude Oil	CRUDELOTT	El Dorado East	5,000	Bolted, Cone Roof	Crude	Gathering Tank	SALA	Lien
8852	Crude Oil	CRUDELOTT	El Dorado East	210	Welded, Cone Roof	Crude	Gathering Tank	SALA	Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Memphis
2	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,626	Welded, Cone Roof	Diesel	Offsite Product Storage Tanks	Delek Logistics Operating, LLC.	Title
3	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,628	Welded, Cone Roof	Diesel			Title
4	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,625	Welded, Cone Roof	Diesel			Title
5	Unleaded Regular	UNLD87MEMPHIS	Memphis	9,950	Welded, Cone Roof	Gasoline			Title
6	Unleaded Regular	UNLD87MEMPHIS	Memphis	14,918	Welded, Cone Roof	Gasoline			Title
7	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	5,036	Welded, Cone Roof	Diesel			Title
8	Transmix	TRANSMIXMEMPHIS	Memphis	4,957	Welded, Cone Roof	Slop / Transmix			Title
9	Unleaded Premium	UNLD93MEMPHIS	Memphis	20,067	Welded, Cone Roof	Gasoline			Title
10	Unleaded Regular	UNLD87MEMPHIS	Memphis	29,755	Welded, Cone Roof	Gasoline			Title
Henderson
104	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	45,000		Asphalt			Title
105	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	10,000		Asphalt			Title
108	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500		Asphalt			Title
109	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt			Title
110	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt			Title
111	Flux - 250 / 300 Vis Flux	ASPHALTFLUXHENDERSON	Henderson	2,500		Asphalt			Title
112	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt			Title
113	250/300 Flux	ASPHALTFLUXHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt			Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Muskogee
101	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	47,997	Asphalt	Included Third Party Product Storage Tanks	Ergon A&E	Title
102	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	48,429	Asphalt			Title
103	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	57,529	Asphalt			Title
104	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	4,243	Asphalt			Title
105	Flux - VTB	ASPHALTFLUXMUSKOGEE	Muskogee	26,646	Asphalt			Title
110	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	620	Asphalt			Title
111	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	2,343	Asphalt			Title
112	Paving - 76-28	ASPHALTPG7628MUSKOGEE	Muskogee	2,343	Asphalt			Title
113	Paving - 70-28	ASPHALTPG7028MUSKOGEE	Muskogee	2,343	Asphalt			Title
114	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	2,343	Asphalt			Title
115	Paving - Sweet Resid	ASPHALTFLUXMUSKOGEE	Muskogee	1,273	Asphalt			Title
116	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	1,759	Asphalt			Title
117	Paving - Bres	ASPHALTFLUXMUSKOGEE	Muskogee	707	Asphalt			Title
118	Paving - Sty 206	ASPHALTSTY206MUSKOGEE	Muskogee	2,278	Asphalt			Title
119	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	30,263	Asphalt			Title
120	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	1,241	Asphalt			Title
150	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	664	Asphalt			Title
151	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	664	Asphalt			Title

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE F

[Reserved]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Is Red Zone	Asphalt Pricing Month	Inv Month Start Date	Inv Month End Date
1	27-Feb-17	23-Feb-17	28-Feb-17	1-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
2	28-Feb-17	27-Feb-17	1-Mar-17	2-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
3	1-Mar-17	24-Feb-17	2-Mar-17	3-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
4	1-Mar-17	25-Feb-17	2-Mar-17	3-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
5	1-Mar-17	26-Feb-17	2-Mar-17	3-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
6	2-Mar-17	28-Feb-17	3-Mar-17	6-Mar-17	20-Apr-17	All	1	1	1	1-Jan-17	1-Mar-17	31-Mar-17
7	3-Mar-17	1-Mar-17	6-Mar-17	7-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
8	6-Mar-17	2-Mar-17	7-Mar-17	8-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
9	7-Mar-17	6-Mar-17	8-Mar-17	9-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
10	8-Mar-17	3-Mar-17	9-Mar-17	10-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
11	8-Mar-17	4-Mar-17	9-Mar-17	10-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
12	8-Mar-17	5-Mar-17	9-Mar-17	10-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
13	9-Mar-17	7-Mar-17	10-Mar-17	13-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
14	10-Mar-17	8-Mar-17	13-Mar-17	14-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
15	13-Mar-17	9-Mar-17	14-Mar-17	15-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
16	14-Mar-17	13-Mar-17	15-Mar-17	16-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
17	15-Mar-17	10-Mar-17	16-Mar-17	17-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
18	15-Mar-17	11-Mar-17	16-Mar-17	17-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
19	15-Mar-17	12-Mar-17	16-Mar-17	17-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
20	16-Mar-17	14-Mar-17	17-Mar-17	20-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
21	17-Mar-17	15-Mar-17	20-Mar-17	21-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
22	20-Mar-17	16-Mar-17	21-Mar-17	22-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
23	21-Mar-17	20-Mar-17	22-Mar-17	23-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
24	22-Mar-17	17-Mar-17	23-Mar-17	24-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
25	22-Mar-17	18-Mar-17	23-Mar-17	24-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
26	22-Mar-17	19-Mar-17	23-Mar-17	24-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
27	23-Mar-17	21-Mar-17	24-Mar-17	27-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
28	24-Mar-17	22-Mar-17	27-Mar-17	28-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
29	27-Mar-17	23-Mar-17	28-Mar-17	29-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
30	28-Mar-17	27-Mar-17	29-Mar-17	30-Mar-17	20-Apr-17	All	1	1	0	1-Jan-17	1-Mar-17	31-Mar-17
31	29-Mar-17	24-Mar-17	30-Mar-17	31-Mar-17	20-Apr-17	All	1	0.33333333	0	1-Jan-17	1-Mar-17	31-Mar-17
32	29-Mar-17	25-Mar-17	30-Mar-17	31-Mar-17	20-Apr-17	All	1	0.33333333	0	1-Jan-17	1-Mar-17	31-Mar-17
33	29-Mar-17	26-Mar-17	30-Mar-17	31-Mar-17	20-Apr-17	All	1	0.33333333	0	1-Jan-17	1-Mar-17	31-Mar-17
34	29-Mar-17	24-Mar-17	30-Mar-17	31-Mar-17	19-May-17	All	1	0.66666667	0	1-Jan-17	1-Apr-17	30-Apr-17
35	29-Mar-17	25-Mar-17	30-Mar-17	31-Mar-17	19-May-17	All	1	0.66666667	0	1-Jan-17	1-Apr-17	30-Apr-17
36	29-Mar-17	26-Mar-17	30-Mar-17	31-Mar-17	19-May-17	All	1	0.66666667	0	1-Jan-17	1-Apr-17	30-Apr-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

37	30-Mar-17	28-Mar-17	31-Mar-17	3-Apr-17	19-May-17	All	1	1	1	1-Feb-17	1-Apr-17	30-Apr-17
38	31-Mar-17	29-Mar-17	3-Apr-17	4-Apr-17	19-May-17	All	1	1	1	1-Feb-17	1-Apr-17	30-Apr-17
39	3-Apr-17	30-Mar-17	4-Apr-17	5-Apr-17	19-May-17	All	1	1	1	1-Feb-17	1-Apr-17	30-Apr-17
40	4-Apr-17	3-Apr-17	5-Apr-17	6-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
41	5-Apr-17	31-Mar-17	6-Apr-17	7-Apr-17	19-May-17	All	1	1	1	1-Feb-17	1-Apr-17	30-Apr-17
42	5-Apr-17	1-Apr-17	6-Apr-17	7-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
43	5-Apr-17	2-Apr-17	6-Apr-17	7-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
44	6-Apr-17	4-Apr-17	7-Apr-17	10-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
45	7-Apr-17	5-Apr-17	10-Apr-17	11-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
46	10-Apr-17	6-Apr-17	11-Apr-17	12-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
47	11-Apr-17	7-Apr-17	12-Apr-17	13-Apr-17	19-May-17	All	1.33333333	1	0	1-Feb-17	1-Apr-17	30-Apr-17
48	11-Apr-17	8-Apr-17	12-Apr-17	13-Apr-17	19-May-17	All	1.33333333	1	0	1-Feb-17	1-Apr-17	30-Apr-17
49	11-Apr-17	9-Apr-17	12-Apr-17	13-Apr-17	19-May-17	All	1.33333333	1	0	1-Feb-17	1-Apr-17	30-Apr-17
50	12-Apr-17	10-Apr-17	13-Apr-17	17-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
51	13-Apr-17	11-Apr-17	17-Apr-17	18-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
52	17-Apr-17	12-Apr-17	18-Apr-17	19-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
53	18-Apr-17	13-Apr-17	19-Apr-17	20-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
54	19-Apr-17	14-Apr-17	20-Apr-17	21-Apr-17	19-May-17	All	0.75	1	0	1-Feb-17	1-Apr-17	30-Apr-17
55	19-Apr-17	15-Apr-17	20-Apr-17	21-Apr-17	19-May-17	All	0.75	1	0	1-Feb-17	1-Apr-17	30-Apr-17
56	19-Apr-17	16-Apr-17	20-Apr-17	21-Apr-17	19-May-17	All	0.75	1	0	1-Feb-17	1-Apr-17	30-Apr-17
57	19-Apr-17	17-Apr-17	20-Apr-17	21-Apr-17	19-May-17	All	0.75	1	0	1-Feb-17	1-Apr-17	30-Apr-17
58	20-Apr-17	18-Apr-17	21-Apr-17	24-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
59	21-Apr-17	19-Apr-17	24-Apr-17	25-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
60	24-Apr-17	20-Apr-17	25-Apr-17	26-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
61	25-Apr-17	24-Apr-17	26-Apr-17	27-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
62	26-Apr-17	21-Apr-17	27-Apr-17	28-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
63	26-Apr-17	22-Apr-17	27-Apr-17	28-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
64	26-Apr-17	23-Apr-17	27-Apr-17	28-Apr-17	19-May-17	All	1	1	0	1-Feb-17	1-Apr-17	30-Apr-17
65	27-Apr-17	25-Apr-17	28-Apr-17	1-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
66	28-Apr-17	26-Apr-17	1-May-17	2-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
67	1-May-17	27-Apr-17	2-May-17	3-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
68	2-May-17	28-Apr-17	3-May-17	4-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
69	2-May-17	29-Apr-17	3-May-17	4-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
70	2-May-17	30-Apr-17	3-May-17	4-May-17	21-Jun-17	All	1	1	1	1-Mar-17	1-May-17	31-May-17
71	3-May-17	1-May-17	4-May-17	5-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
72	4-May-17	2-May-17	5-May-17	8-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
73	5-May-17	3-May-17	8-May-17	9-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
74	8-May-17	4-May-17	9-May-17	10-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
75	9-May-17	5-May-17	10-May-17	11-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
76	9-May-17	6-May-17	10-May-17	11-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

77	9-May-17	7-May-17	10-May-17	11-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
78	10-May-17	8-May-17	11-May-17	12-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
79	11-May-17	9-May-17	12-May-17	15-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
80	12-May-17	10-May-17	15-May-17	16-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
81	15-May-17	11-May-17	16-May-17	17-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
82	16-May-17	12-May-17	17-May-17	18-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
83	16-May-17	13-May-17	17-May-17	18-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
84	16-May-17	14-May-17	17-May-17	18-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
85	17-May-17	15-May-17	18-May-17	19-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
86	18-May-17	16-May-17	19-May-17	22-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
87	19-May-17	17-May-17	22-May-17	23-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
88	22-May-17	18-May-17	23-May-17	24-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
89	23-May-17	19-May-17	24-May-17	25-May-17	21-Jun-17	All	1.33333333	1	0	1-Mar-17	1-May-17	31-May-17
90	23-May-17	20-May-17	24-May-17	25-May-17	21-Jun-17	All	1.33333333	1	0	1-Mar-17	1-May-17	31-May-17
91	23-May-17	21-May-17	24-May-17	25-May-17	21-Jun-17	All	1.33333333	1	0	1-Mar-17	1-May-17	31-May-17
92	24-May-17	22-May-17	25-May-17	26-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
93	25-May-17	23-May-17	26-May-17	30-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
94	26-May-17	24-May-17	30-May-17	31-May-17	21-Jun-17	All	1	1	0	1-Mar-17	1-May-17	31-May-17
95	30-May-17	25-May-17	31-May-17	1-Jun-17	24-Jul-17	All	1	1	1	1-Apr-17	1-Jun-17	30-Jun-17
96	31-May-17	26-May-17	1-Jun-17	2-Jun-17	24-Jul-17	All	0.75	1	1	1-Apr-17	1-Jun-17	30-Jun-17
97	31-May-17	27-May-17	1-Jun-17	2-Jun-17	24-Jul-17	All	0.75	1	1	1-Apr-17	1-Jun-17	30-Jun-17
98	31-May-17	28-May-17	1-Jun-17	2-Jun-17	24-Jul-17	All	0.75	1	1	1-Apr-17	1-Jun-17	30-Jun-17
99	31-May-17	29-May-17	1-Jun-17	2-Jun-17	24-Jul-17	All	0.75	1	1	1-Apr-17	1-Jun-17	30-Jun-17
100	1-Jun-17	30-May-17	2-Jun-17	5-Jun-17	24-Jul-17	All	1	1	1	1-Apr-17	1-Jun-17	30-Jun-17
101	2-Jun-17	31-May-17	5-Jun-17	6-Jun-17	24-Jul-17	All	1	1	1	1-Apr-17	1-Jun-17	30-Jun-17
102	5-Jun-17	1-Jun-17	6-Jun-17	7-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
103	6-Jun-17	2-Jun-17	7-Jun-17	8-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
104	6-Jun-17	3-Jun-17	7-Jun-17	8-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
105	6-Jun-17	4-Jun-17	7-Jun-17	8-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
106	7-Jun-17	5-Jun-17	8-Jun-17	9-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
107	8-Jun-17	6-Jun-17	9-Jun-17	12-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
108	9-Jun-17	7-Jun-17	12-Jun-17	13-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
109	12-Jun-17	8-Jun-17	13-Jun-17	14-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
110	13-Jun-17	9-Jun-17	14-Jun-17	15-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
111	13-Jun-17	10-Jun-17	14-Jun-17	15-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
112	13-Jun-17	11-Jun-17	14-Jun-17	15-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
113	14-Jun-17	12-Jun-17	15-Jun-17	16-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
114	15-Jun-17	13-Jun-17	16-Jun-17	19-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
115	16-Jun-17	14-Jun-17	19-Jun-17	20-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
116	19-Jun-17	15-Jun-17	20-Jun-17	21-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

117	20-Jun-17	16-Jun-17	21-Jun-17	22-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
118	20-Jun-17	17-Jun-17	21-Jun-17	22-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
119	20-Jun-17	18-Jun-17	21-Jun-17	22-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
120	21-Jun-17	19-Jun-17	22-Jun-17	23-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
121	22-Jun-17	20-Jun-17	23-Jun-17	26-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
122	23-Jun-17	21-Jun-17	26-Jun-17	27-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
123	26-Jun-17	22-Jun-17	27-Jun-17	28-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
124	27-Jun-17	23-Jun-17	28-Jun-17	29-Jun-17	24-Jul-17	All	1	0.33333333	0	1-Apr-17	1-Jun-17	30-Jun-17
125	27-Jun-17	24-Jun-17	28-Jun-17	29-Jun-17	24-Jul-17	All	1	0.33333333	0	1-Apr-17	1-Jun-17	30-Jun-17
126	27-Jun-17	25-Jun-17	28-Jun-17	29-Jun-17	24-Jul-17	All	1	0.33333333	0	1-Apr-17	1-Jun-17	30-Jun-17
127	27-Jun-17	23-Jun-17	28-Jun-17	29-Jun-17	21-Aug-17	All	1	0.66666667	0	1-Apr-17	1-Jul-17	31-Jul-17
128	27-Jun-17	24-Jun-17	28-Jun-17	29-Jun-17	21-Aug-17	All	1	0.66666667	0	1-Apr-17	1-Jul-17	31-Jul-17
129	27-Jun-17	25-Jun-17	28-Jun-17	29-Jun-17	21-Aug-17	All	1	0.66666667	0	1-Apr-17	1-Jul-17	31-Jul-17
130	28-Jun-17	26-Jun-17	29-Jun-17	30-Jun-17	24-Jul-17	All	1	1	0	1-Apr-17	1-Jun-17	30-Jun-17
131	29-Jun-17	27-Jun-17	30-Jun-17	3-Jul-17	21-Aug-17	All	2	1	1	1-May-17	1-Jul-17	31-Jul-17
132	30-Jun-17	28-Jun-17	3-Jul-17	5-Jul-17	21-Aug-17	All	1	1	1	1-May-17	1-Jul-17	31-Jul-17
133	3-Jul-17	29-Jun-17	5-Jul-17	6-Jul-17	21-Aug-17	All	1	1	1	1-May-17	1-Jul-17	31-Jul-17
134	5-Jul-17	30-Jun-17	6-Jul-17	7-Jul-17	21-Aug-17	All	1	1	1	1-May-17	1-Jul-17	31-Jul-17
135	5-Jul-17	1-Jul-17	6-Jul-17	7-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
136	5-Jul-17	2-Jul-17	6-Jul-17	7-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
137	6-Jul-17	3-Jul-17	7-Jul-17	10-Jul-17	21-Aug-17	All	0.5	1	0	1-May-17	1-Jul-17	31-Jul-17
138	6-Jul-17	4-Jul-17	7-Jul-17	10-Jul-17	21-Aug-17	All	0.5	1	0	1-May-17	1-Jul-17	31-Jul-17
139	7-Jul-17	5-Jul-17	10-Jul-17	11-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
140	10-Jul-17	6-Jul-17	11-Jul-17	12-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
141	11-Jul-17	7-Jul-17	12-Jul-17	13-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
142	11-Jul-17	8-Jul-17	12-Jul-17	13-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
143	11-Jul-17	9-Jul-17	12-Jul-17	13-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
144	12-Jul-17	10-Jul-17	13-Jul-17	14-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
145	13-Jul-17	11-Jul-17	14-Jul-17	17-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
146	14-Jul-17	12-Jul-17	17-Jul-17	18-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
147	17-Jul-17	13-Jul-17	18-Jul-17	19-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
148	18-Jul-17	14-Jul-17	19-Jul-17	20-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
149	18-Jul-17	15-Jul-17	19-Jul-17	20-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
150	18-Jul-17	16-Jul-17	19-Jul-17	20-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
151	19-Jul-17	17-Jul-17	20-Jul-17	21-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
152	20-Jul-17	18-Jul-17	21-Jul-17	24-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
153	21-Jul-17	19-Jul-17	24-Jul-17	25-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
154	24-Jul-17	20-Jul-17	25-Jul-17	26-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
155	25-Jul-17	21-Jul-17	26-Jul-17	27-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
156	25-Jul-17	22-Jul-17	26-Jul-17	27-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

157	25-Jul-17	23-Jul-17	26-Jul-17	27-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
158	26-Jul-17	24-Jul-17	27-Jul-17	28-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
159	27-Jul-17	25-Jul-17	28-Jul-17	31-Jul-17	21-Aug-17	All	1	1	0	1-May-17	1-Jul-17	31-Jul-17
160	28-Jul-17	26-Jul-17	31-Jul-17	1-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
161	31-Jul-17	27-Jul-17	1-Aug-17	2-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
162	1-Aug-17	28-Jul-17	2-Aug-17	3-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
163	1-Aug-17	29-Jul-17	2-Aug-17	3-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
164	1-Aug-17	30-Jul-17	2-Aug-17	3-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
165	2-Aug-17	31-Jul-17	3-Aug-17	4-Aug-17	22-Sep-17	All	1	1	1	1-Jun-17	1-Aug-17	31-Aug-17
166	3-Aug-17	1-Aug-17	4-Aug-17	7-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
167	4-Aug-17	2-Aug-17	7-Aug-17	8-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
168	7-Aug-17	3-Aug-17	8-Aug-17	9-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
169	8-Aug-17	4-Aug-17	9-Aug-17	10-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
170	8-Aug-17	5-Aug-17	9-Aug-17	10-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
171	8-Aug-17	6-Aug-17	9-Aug-17	10-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
172	9-Aug-17	7-Aug-17	10-Aug-17	11-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
173	10-Aug-17	8-Aug-17	11-Aug-17	14-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
174	11-Aug-17	9-Aug-17	14-Aug-17	15-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
175	14-Aug-17	10-Aug-17	15-Aug-17	16-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
176	15-Aug-17	11-Aug-17	16-Aug-17	17-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
177	15-Aug-17	12-Aug-17	16-Aug-17	17-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
178	15-Aug-17	13-Aug-17	16-Aug-17	17-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
179	16-Aug-17	14-Aug-17	17-Aug-17	18-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
180	17-Aug-17	15-Aug-17	18-Aug-17	21-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
181	18-Aug-17	16-Aug-17	21-Aug-17	22-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
182	21-Aug-17	17-Aug-17	22-Aug-17	23-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
183	22-Aug-17	18-Aug-17	23-Aug-17	24-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
184	22-Aug-17	19-Aug-17	23-Aug-17	24-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
185	22-Aug-17	20-Aug-17	23-Aug-17	24-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
186	23-Aug-17	21-Aug-17	24-Aug-17	25-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
187	24-Aug-17	22-Aug-17	25-Aug-17	28-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
188	25-Aug-17	23-Aug-17	28-Aug-17	29-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
189	28-Aug-17	24-Aug-17	29-Aug-17	30-Aug-17	22-Sep-17	All	1	1	0	1-Jun-17	1-Aug-17	31-Aug-17
190	29-Aug-17	25-Aug-17	30-Aug-17	31-Aug-17	22-Sep-17	All	1.33333333	0.25	0	1-Jun-17	1-Aug-17	31-Aug-17
191	29-Aug-17	26-Aug-17	30-Aug-17	31-Aug-17	22-Sep-17	All	1.33333333	0.25	0	1-Jun-17	1-Aug-17	31-Aug-17
192	29-Aug-17	27-Aug-17	30-Aug-17	31-Aug-17	22-Sep-17	All	1.33333333	0.25	0	1-Jun-17	1-Aug-17	31-Aug-17
193	29-Aug-17	25-Aug-17	30-Aug-17	31-Aug-17	23-Oct-17	All	1.33333333	0.75	0	1-Jun-17	1-Sep-17	30-Sep-17
194	29-Aug-17	26-Aug-17	30-Aug-17	31-Aug-17	23-Oct-17	All	1.33333333	0.75	0	1-Jun-17	1-Sep-17	30-Sep-17
195	29-Aug-17	27-Aug-17	30-Aug-17	31-Aug-17	23-Oct-17	All	1.33333333	0.75	0	1-Jun-17	1-Sep-17	30-Sep-17
196	30-Aug-17	28-Aug-17	31-Aug-17	1-Sep-17	23-Oct-17	All	1	1	1	1-Jul-17	1-Sep-17	30-Sep-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

197	31-Aug-17	29-Aug-17	1-Sep-17	5-Sep-17	23-Oct-17	All	1	1	1	1-Jul-17	1-Sep-17	30-Sep-17
198	1-Sep-17	30-Aug-17	5-Sep-17	6-Sep-17	23-Oct-17	All	1	1	1	1-Jul-17	1-Sep-17	30-Sep-17
199	5-Sep-17	31-Aug-17	6-Sep-17	7-Sep-17	23-Oct-17	All	1	1	1	1-Jul-17	1-Sep-17	30-Sep-17
200	6-Sep-17	1-Sep-17	7-Sep-17	8-Sep-17	23-Oct-17	All	0.75	1	0	1-Jul-17	1-Sep-17	30-Sep-17
201	6-Sep-17	2-Sep-17	7-Sep-17	8-Sep-17	23-Oct-17	All	0.75	1	0	1-Jul-17	1-Sep-17	30-Sep-17
202	6-Sep-17	3-Sep-17	7-Sep-17	8-Sep-17	23-Oct-17	All	0.75	1	0	1-Jul-17	1-Sep-17	30-Sep-17
203	6-Sep-17	4-Sep-17	7-Sep-17	8-Sep-17	23-Oct-17	All	0.75	1	0	1-Jul-17	1-Sep-17	30-Sep-17
204	7-Sep-17	5-Sep-17	8-Sep-17	11-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
205	8-Sep-17	6-Sep-17	11-Sep-17	12-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
206	11-Sep-17	7-Sep-17	12-Sep-17	13-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
207	12-Sep-17	8-Sep-17	13-Sep-17	14-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
208	12-Sep-17	9-Sep-17	13-Sep-17	14-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
209	12-Sep-17	10-Sep-17	13-Sep-17	14-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
210	13-Sep-17	11-Sep-17	14-Sep-17	15-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
211	14-Sep-17	12-Sep-17	15-Sep-17	18-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
212	15-Sep-17	13-Sep-17	18-Sep-17	19-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
213	18-Sep-17	14-Sep-17	19-Sep-17	20-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
214	19-Sep-17	15-Sep-17	20-Sep-17	21-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
215	19-Sep-17	16-Sep-17	20-Sep-17	21-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
216	19-Sep-17	17-Sep-17	20-Sep-17	21-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
217	20-Sep-17	18-Sep-17	21-Sep-17	22-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
218	21-Sep-17	19-Sep-17	22-Sep-17	25-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
219	22-Sep-17	20-Sep-17	25-Sep-17	26-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
220	25-Sep-17	21-Sep-17	26-Sep-17	27-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
221	26-Sep-17	22-Sep-17	27-Sep-17	28-Sep-17	23-Oct-17	All	1	0.66666667	0	1-Jul-17	1-Sep-17	30-Sep-17
222	26-Sep-17	23-Sep-17	27-Sep-17	28-Sep-17	23-Oct-17	All	1	0.66666667	0	1-Jul-17	1-Sep-17	30-Sep-17
223	26-Sep-17	24-Sep-17	27-Sep-17	28-Sep-17	23-Oct-17	All	1	0.66666667	0	1-Jul-17	1-Sep-17	30-Sep-17
224	26-Sep-17	22-Sep-17	27-Sep-17	28-Sep-17	21-Nov-17	All	1	0.33333333	0	1-Jul-17	1-Oct-17	31-Oct-17
225	26-Sep-17	23-Sep-17	27-Sep-17	28-Sep-17	21-Nov-17	All	1	0.33333333	0	1-Jul-17	1-Oct-17	31-Oct-17
226	26-Sep-17	24-Sep-17	27-Sep-17	28-Sep-17	21-Nov-17	All	1	0.33333333	0	1-Jul-17	1-Oct-17	31-Oct-17
227	27-Sep-17	25-Sep-17	28-Sep-17	29-Sep-17	23-Oct-17	All	1	1	0	1-Jul-17	1-Sep-17	30-Sep-17
228	28-Sep-17	26-Sep-17	29-Sep-17	2-Oct-17	21-Nov-17	All	1	1	1	1-Aug-17	1-Oct-17	31-Oct-17
229	29-Sep-17	27-Sep-17	2-Oct-17	3-Oct-17	21-Nov-17	All	1	1	1	1-Aug-17	1-Oct-17	31-Oct-17
230	2-Oct-17	28-Sep-17	3-Oct-17	4-Oct-17	21-Nov-17	All	1	1	1	1-Aug-17	1-Oct-17	31-Oct-17
231	3-Oct-17	29-Sep-17	4-Oct-17	5-Oct-17	21-Nov-17	All	1.33333333	1	1	1-Aug-17	1-Oct-17	31-Oct-17
232	3-Oct-17	30-Sep-17	4-Oct-17	5-Oct-17	21-Nov-17	All	1.33333333	1	1	1-Aug-17	1-Oct-17	31-Oct-17
233	3-Oct-17	1-Oct-17	4-Oct-17	5-Oct-17	21-Nov-17	All	1.33333333	1	0	1-Aug-17	1-Oct-17	31-Oct-17
234	4-Oct-17	2-Oct-17	5-Oct-17	6-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
235	5-Oct-17	3-Oct-17	6-Oct-17	10-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
236	9-Oct-17	4-Oct-17	10-Oct-17	11-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

237	10-Oct-17	5-Oct-17	11-Oct-17	12-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
238	11-Oct-17	6-Oct-17	12-Oct-17	13-Oct-17	21-Nov-17	All	0.75	1	0	1-Aug-17	1-Oct-17	31-Oct-17
239	11-Oct-17	7-Oct-17	12-Oct-17	13-Oct-17	21-Nov-17	All	0.75	1	0	1-Aug-17	1-Oct-17	31-Oct-17
240	11-Oct-17	8-Oct-17	12-Oct-17	13-Oct-17	21-Nov-17	All	0.75	1	0	1-Aug-17	1-Oct-17	31-Oct-17
241	11-Oct-17	9-Oct-17	12-Oct-17	13-Oct-17	21-Nov-17	All	0.75	1	0	1-Aug-17	1-Oct-17	31-Oct-17
242	12-Oct-17	10-Oct-17	13-Oct-17	16-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
243	13-Oct-17	11-Oct-17	16-Oct-17	17-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
244	16-Oct-17	12-Oct-17	17-Oct-17	18-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
245	17-Oct-17	13-Oct-17	18-Oct-17	19-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
246	17-Oct-17	14-Oct-17	18-Oct-17	19-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
247	17-Oct-17	15-Oct-17	18-Oct-17	19-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
248	18-Oct-17	16-Oct-17	19-Oct-17	20-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
249	19-Oct-17	17-Oct-17	20-Oct-17	23-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
250	20-Oct-17	18-Oct-17	23-Oct-17	24-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
251	23-Oct-17	19-Oct-17	24-Oct-17	25-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
252	24-Oct-17	20-Oct-17	25-Oct-17	26-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
253	24-Oct-17	21-Oct-17	25-Oct-17	26-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
254	24-Oct-17	22-Oct-17	25-Oct-17	26-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
255	25-Oct-17	23-Oct-17	26-Oct-17	27-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
256	26-Oct-17	24-Oct-17	27-Oct-17	30-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
257	27-Oct-17	25-Oct-17	30-Oct-17	31-Oct-17	21-Nov-17	All	1	1	0	1-Aug-17	1-Oct-17	31-Oct-17
258	30-Oct-17	26-Oct-17	31-Oct-17	1-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
259	31-Oct-17	27-Oct-17	1-Nov-17	2-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
260	31-Oct-17	28-Oct-17	1-Nov-17	2-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
261	31-Oct-17	29-Oct-17	1-Nov-17	2-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
262	1-Nov-17	30-Oct-17	2-Nov-17	3-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
263	2-Nov-17	31-Oct-17	3-Nov-17	6-Nov-17	21-Dec-17	All	1	1	1	1-Sep-17	1-Nov-17	30-Nov-17
264	3-Nov-17	1-Nov-17	6-Nov-17	7-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
265	6-Nov-17	2-Nov-17	7-Nov-17	8-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
266	7-Nov-17	3-Nov-17	8-Nov-17	9-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
267	7-Nov-17	4-Nov-17	8-Nov-17	9-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
268	7-Nov-17	5-Nov-17	8-Nov-17	9-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
269	8-Nov-17	6-Nov-17	9-Nov-17	10-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
270	9-Nov-17	7-Nov-17	10-Nov-17	13-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
271	10-Nov-17	8-Nov-17	13-Nov-17	14-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
272	13-Nov-17	9-Nov-17	14-Nov-17	15-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
273	14-Nov-17	10-Nov-17	15-Nov-17	16-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
274	14-Nov-17	11-Nov-17	15-Nov-17	16-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
275	14-Nov-17	12-Nov-17	15-Nov-17	16-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
276	15-Nov-17	13-Nov-17	16-Nov-17	17-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

277	16-Nov-17	14-Nov-17	17-Nov-17	20-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
278	17-Nov-17	15-Nov-17	20-Nov-17	21-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
279	20-Nov-17	16-Nov-17	21-Nov-17	22-Nov-17	21-Dec-17	All	2	1	0	1-Sep-17	1-Nov-17	30-Nov-17
280	21-Nov-17	17-Nov-17	22-Nov-17	24-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
281	21-Nov-17	18-Nov-17	22-Nov-17	24-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
282	21-Nov-17	19-Nov-17	22-Nov-17	24-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
283	22-Nov-17	20-Nov-17	24-Nov-17	27-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
284	24-Nov-17	21-Nov-17	27-Nov-17	28-Nov-17	21-Dec-17	All	1	1	0	1-Sep-17	1-Nov-17	30-Nov-17
285	27-Nov-17	22-Nov-17	28-Nov-17	29-Nov-17	21-Dec-17	All	0.5	1	0	1-Sep-17	1-Nov-17	30-Nov-17
286	28-Nov-17	23-Nov-17	28-Nov-17	29-Nov-17	21-Dec-17	All	0.5	1	0	1-Sep-17	1-Nov-17	30-Nov-17
287	28-Nov-17	24-Nov-17	29-Nov-17	30-Nov-17	21-Dec-17	All	1	0.33333333	0	1-Sep-17	1-Nov-17	30-Nov-17
288	28-Nov-17	25-Nov-17	29-Nov-17	30-Nov-17	21-Dec-17	All	1	0.33333333	0	1-Sep-17	1-Nov-17	30-Nov-17
289	28-Nov-17	26-Nov-17	29-Nov-17	30-Nov-17	21-Dec-17	All	1	0.33333333	0	1-Sep-17	1-Nov-17	30-Nov-17
290	28-Nov-17	24-Nov-17	29-Nov-17	30-Nov-17	23-Jan-18	All	1	0.66666667	0	1-Sep-17	1-Nov-17	30-Nov-17
291	28-Nov-17	25-Nov-17	29-Nov-17	30-Nov-17	23-Jan-18	All	1	0.66666667	0	1-Sep-17	1-Nov-17	30-Nov-17
292	28-Nov-17	26-Nov-17	29-Nov-17	30-Nov-17	23-Jan-18	All	1	0.66666667	0	1-Sep-17	1-Dec-17	31-Dec-17
293	29-Nov-17	27-Nov-17	30-Nov-17	1-Dec-17	23-Jan-18	All	1	1	1	1-Oct-17	1-Dec-17	31-Dec-17
294	30-Nov-17	28-Nov-17	1-Dec-17	4-Dec-17	23-Jan-18	All	1	1	1	1-Oct-17	1-Dec-17	31-Dec-17
295	1-Dec-17	29-Nov-17	4-Dec-17	5-Dec-17	23-Jan-18	All	1	1	1	1-Oct-17	1-Dec-17	31-Dec-17
296	4-Dec-17	30-Nov-17	5-Dec-17	6-Dec-17	23-Jan-18	All	1	1	1	1-Oct-17	1-Dec-17	31-Dec-17
297	5-Dec-17	1-Dec-17	6-Dec-17	7-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
298	5-Dec-17	2-Dec-17	6-Dec-17	7-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
299	5-Dec-17	3-Dec-17	6-Dec-17	7-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
300	6-Dec-17	4-Dec-17	7-Dec-17	8-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
301	7-Dec-17	5-Dec-17	8-Dec-17	11-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
302	8-Dec-17	6-Dec-17	11-Dec-17	12-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
303	11-Dec-17	7-Dec-17	12-Dec-17	13-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
304	12-Dec-17	8-Dec-17	13-Dec-17	14-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
305	12-Dec-17	9-Dec-17	13-Dec-17	14-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
306	12-Dec-17	10-Dec-17	13-Dec-17	14-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
307	13-Dec-17	11-Dec-17	14-Dec-17	15-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
308	14-Dec-17	12-Dec-17	15-Dec-17	18-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
309	15-Dec-17	13-Dec-17	18-Dec-17	19-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
310	18-Dec-17	14-Dec-17	19-Dec-17	20-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
311	19-Dec-17	15-Dec-17	20-Dec-17	21-Dec-17	23-Jan-18	All	1.33333333	1	0	1-Oct-17	1-Dec-17	31-Dec-17
312	19-Dec-17	16-Dec-17	20-Dec-17	21-Dec-17	23-Jan-18	All	1.33333333	1	0	1-Oct-17	1-Dec-17	31-Dec-17
313	19-Dec-17	17-Dec-17	20-Dec-17	21-Dec-17	23-Jan-18	All	1.33333333	1	0	1-Oct-17	1-Dec-17	31-Dec-17
314	20-Dec-17	18-Dec-17	21-Dec-17	22-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
315	21-Dec-17	19-Dec-17	22-Dec-17	26-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
316	22-Dec-17	20-Dec-17	26-Dec-17	27-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

317	26-Dec-17	21-Dec-17	27-Dec-17	28-Dec-17	23-Jan-18	All	1	1	0	1-Oct-17	1-Dec-17	31-Dec-17
318	27-Dec-17	22-Dec-17	28-Dec-17	29-Dec-17	23-Jan-18	All	1	0.75	0	1-Oct-17	1-Dec-17	31-Dec-17
319	27-Dec-17	22-Dec-17	28-Dec-17	29-Dec-17	22-Feb-18	All	1	0.25	0	1-Oct-17	1-Jan-18	31-Jan-18
320	27-Dec-17	23-Dec-17	28-Dec-17	29-Dec-17	23-Jan-18	All	1	0.75	0	1-Oct-17	1-Dec-17	31-Dec-17
321	27-Dec-17	23-Dec-17	28-Dec-17	29-Dec-17	22-Feb-18	All	1	0.25	0	1-Oct-17	1-Jan-18	31-Jan-18
322	27-Dec-17	24-Dec-17	28-Dec-17	29-Dec-17	23-Jan-18	All	1	0.75	0	1-Oct-17	1-Dec-17	31-Dec-17
323	27-Dec-17	24-Dec-17	28-Dec-17	29-Dec-17	22-Feb-18	All	1	0.25	0	1-Oct-17	1-Jan-18	31-Jan-18
324	27-Dec-17	25-Dec-17	28-Dec-17	29-Dec-17	23-Jan-18	All	1	0.75	0	1-Oct-17	1-Dec-17	31-Dec-17
325	27-Dec-17	25-Dec-17	28-Dec-17	29-Dec-17	22-Feb-18	All	1	0.25	0	1-Oct-17	1-Jan-18	31-Jan-18
326	28-Dec-17	26-Dec-17	29-Dec-17	2-Jan-18	22-Feb-18	All	1	1	1	1-Nov-17	1-Jan-18	31-Jan-18
327	29-Dec-17	27-Dec-17	2-Jan-18	3-Jan-18	22-Feb-18	All	1	1	1	1-Nov-17	1-Jan-18	31-Jan-18
328	2-Jan-18	28-Dec-17	3-Jan-18	4-Jan-18	22-Feb-18	All	1	1	1	1-Nov-17	1-Jan-18	31-Jan-18
329	3-Jan-18	29-Dec-17	4-Jan-18	5-Jan-18	22-Feb-18	All	0.75	1	1	1-Nov-17	1-Jan-18	31-Jan-18
330	3-Jan-18	30-Dec-17	4-Jan-18	5-Jan-18	22-Feb-18	All	0.75	1	1	1-Nov-17	1-Jan-18	31-Jan-18
331	3-Jan-18	31-Dec-17	4-Jan-18	5-Jan-18	22-Feb-18	All	0.75	1	1	1-Nov-17	1-Jan-18	31-Jan-18
332	3-Jan-18	1-Jan-18	4-Jan-18	5-Jan-18	22-Feb-18	All	0.75	1	0	1-Nov-17	1-Jan-18	31-Jan-18
333	4-Jan-18	2-Jan-18	5-Jan-18	8-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
334	5-Jan-18	3-Jan-18	8-Jan-18	9-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
335	8-Jan-18	4-Jan-18	9-Jan-18	10-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
336	9-Jan-18	5-Jan-18	10-Jan-18	11-Jan-18	22-Feb-18	All	1.33333333	1	0	1-Nov-17	1-Jan-18	31-Jan-18
337	9-Jan-18	6-Jan-18	10-Jan-18	11-Jan-18	22-Feb-18	All	1.33333333	1	0	1-Nov-17	1-Jan-18	31-Jan-18
338	9-Jan-18	7-Jan-18	10-Jan-18	11-Jan-18	22-Feb-18	All	1.33333333	1	0	1-Nov-17	1-Jan-18	31-Jan-18
339	10-Jan-18	8-Jan-18	11-Jan-18	12-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
340	11-Jan-18	9-Jan-18	12-Jan-18	16-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
341	12-Jan-18	10-Jan-18	16-Jan-18	17-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
342	16-Jan-18	11-Jan-18	17-Jan-18	18-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
343	17-Jan-18	12-Jan-18	18-Jan-18	19-Jan-18	22-Feb-18	All	0.75	1	0	1-Nov-17	1-Jan-18	31-Jan-18
344	17-Jan-18	13-Jan-18	18-Jan-18	19-Jan-18	22-Feb-18	All	0.75	1	0	1-Nov-17	1-Jan-18	31-Jan-18
345	17-Jan-18	14-Jan-18	18-Jan-18	19-Jan-18	22-Feb-18	All	0.75	1	0	1-Nov-17	1-Jan-18	31-Jan-18
346	17-Jan-18	15-Jan-18	18-Jan-18	19-Jan-18	22-Feb-18	All	0.75	1	0	1-Nov-17	1-Jan-18	31-Jan-18
347	18-Jan-18	16-Jan-18	19-Jan-18	22-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
348	19-Jan-18	17-Jan-18	22-Jan-18	23-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
349	22-Jan-18	18-Jan-18	23-Jan-18	24-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
350	23-Jan-18	19-Jan-18	24-Jan-18	25-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
351	23-Jan-18	20-Jan-18	24-Jan-18	25-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
352	23-Jan-18	21-Jan-18	24-Jan-18	25-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
353	24-Jan-18	22-Jan-18	25-Jan-18	26-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
354	25-Jan-18	23-Jan-18	26-Jan-18	29-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
355	26-Jan-18	24-Jan-18	29-Jan-18	30-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18
356	29-Jan-18	25-Jan-18	30-Jan-18	31-Jan-18	22-Feb-18	All	1	1	0	1-Nov-17	1-Jan-18	31-Jan-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

357	30-Jan-18	26-Jan-18	31-Jan-18	1-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
358	30-Jan-18	27-Jan-18	31-Jan-18	1-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
359	30-Jan-18	28-Jan-18	31-Jan-18	1-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
360	31-Jan-18	29-Jan-18	1-Feb-18	2-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
361	1-Feb-18	30-Jan-18	2-Feb-18	5-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
362	2-Feb-18	31-Jan-18	5-Feb-18	6-Feb-18	21-Mar-18	All	1	1	1	1-Dec-17	1-Feb-18	28-Feb-18
363	5-Feb-18	1-Feb-18	6-Feb-18	7-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
364	6-Feb-18	2-Feb-18	7-Feb-18	8-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
365	6-Feb-18	3-Feb-18	7-Feb-18	8-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
366	6-Feb-18	4-Feb-18	7-Feb-18	8-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
367	7-Feb-18	5-Feb-18	8-Feb-18	9-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
368	8-Feb-18	6-Feb-18	9-Feb-18	12-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
369	9-Feb-18	7-Feb-18	12-Feb-18	13-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
370	12-Feb-18	8-Feb-18	13-Feb-18	14-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
371	13-Feb-18	9-Feb-18	14-Feb-18	15-Feb-18	21-Mar-18	All	1.33333333	1	0	1-Dec-17	1-Feb-18	28-Feb-18
372	13-Feb-18	10-Feb-18	14-Feb-18	15-Feb-18	21-Mar-18	All	1.33333333	1	0	1-Dec-17	1-Feb-18	28-Feb-18
373	13-Feb-18	11-Feb-18	14-Feb-18	15-Feb-18	21-Mar-18	All	1.33333333	1	0	1-Dec-17	1-Feb-18	28-Feb-18
374	14-Feb-18	12-Feb-18	15-Feb-18	16-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
375	15-Feb-18	13-Feb-18	16-Feb-18	20-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
376	16-Feb-18	14-Feb-18	20-Feb-18	21-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
377	20-Feb-18	15-Feb-18	21-Feb-18	22-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
378	21-Feb-18	16-Feb-18	22-Feb-18	23-Feb-18	21-Mar-18	All	0.75	1	0	1-Dec-17	1-Feb-18	28-Feb-18
379	21-Feb-18	17-Feb-18	22-Feb-18	23-Feb-18	21-Mar-18	All	0.75	1	0	1-Dec-17	1-Feb-18	28-Feb-18
380	21-Feb-18	18-Feb-18	22-Feb-18	23-Feb-18	21-Mar-18	All	0.75	1	0	1-Dec-17	1-Feb-18	28-Feb-18
381	21-Feb-18	19-Feb-18	22-Feb-18	23-Feb-18	21-Mar-18	All	0.75	1	0	1-Dec-17	1-Feb-18	28-Feb-18
382	22-Feb-18	20-Feb-18	23-Feb-18	26-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
383	23-Feb-18	21-Feb-18	26-Feb-18	27-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
384	26-Feb-18	22-Feb-18	27-Feb-18	28-Feb-18	21-Mar-18	All	1	1	0	1-Dec-17	1-Feb-18	28-Feb-18
385	27-Feb-18	23-Feb-18	28-Feb-18	1-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
386	27-Feb-18	24-Feb-18	28-Feb-18	1-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
387	27-Feb-18	25-Feb-18	28-Feb-18	1-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
388	28-Feb-18	26-Feb-18	1-Mar-18	2-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
389	1-Mar-18	27-Feb-18	2-Mar-18	5-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
390	2-Mar-18	28-Feb-18	5-Mar-18	6-Mar-18	20-Apr-18	All	1	1	1	1-Jan-18	1-Mar-18	31-Mar-18
391	5-Mar-18	1-Mar-18	6-Mar-18	7-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
392	6-Mar-18	2-Mar-18	7-Mar-18	8-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
393	6-Mar-18	3-Mar-18	7-Mar-18	8-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
394	6-Mar-18	4-Mar-18	7-Mar-18	8-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
395	7-Mar-18	5-Mar-18	8-Mar-18	9-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
396	8-Mar-18	6-Mar-18	9-Mar-18	12-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

397	9-Mar-18	7-Mar-18	12-Mar-18	13-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
398	12-Mar-18	8-Mar-18	13-Mar-18	14-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
399	13-Mar-18	9-Mar-18	14-Mar-18	15-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
400	13-Mar-18	10-Mar-18	14-Mar-18	15-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
401	13-Mar-18	11-Mar-18	14-Mar-18	15-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
402	14-Mar-18	12-Mar-18	15-Mar-18	16-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
403	15-Mar-18	13-Mar-18	16-Mar-18	19-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
404	16-Mar-18	14-Mar-18	19-Mar-18	20-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
405	19-Mar-18	15-Mar-18	20-Mar-18	21-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
406	20-Mar-18	16-Mar-18	21-Mar-18	22-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
407	20-Mar-18	17-Mar-18	21-Mar-18	22-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
408	20-Mar-18	18-Mar-18	21-Mar-18	22-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
409	21-Mar-18	19-Mar-18	22-Mar-18	23-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
410	22-Mar-18	20-Mar-18	23-Mar-18	26-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
411	23-Mar-18	21-Mar-18	26-Mar-18	27-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
412	26-Mar-18	22-Mar-18	27-Mar-18	28-Mar-18	20-Apr-18	All	1	1	0	1-Jan-18	1-Mar-18	31-Mar-18
413	27-Mar-18	23-Mar-18	28-Mar-18	29-Mar-18	20-Apr-18	All	1.33333333	0.75	0	1-Jan-18	1-Mar-18	31-Mar-18
414	27-Mar-18	23-Mar-18	28-Mar-18	29-Mar-18	21-May-18	All	1.33333333	0.25	0	1-Jan-18	1-Apr-18	30-Apr-18
415	27-Mar-18	24-Mar-18	28-Mar-18	29-Mar-18	20-Apr-18	All	1.33333333	0.75	0	1-Jan-18	1-Mar-18	31-Mar-18
416	27-Mar-18	24-Mar-18	28-Mar-18	29-Mar-18	21-May-18	All	1.33333333	0.25	0	1-Jan-18	1-Apr-18	30-Apr-18
417	27-Mar-18	25-Mar-18	28-Mar-18	29-Mar-18	20-Apr-18	All	1.33333333	0.75	0	1-Jan-18	1-Mar-18	31-Mar-18
418	27-Mar-18	25-Mar-18	28-Mar-18	29-Mar-18	21-May-18	All	1.33333333	0.25	0	1-Jan-18	1-Apr-18	30-Apr-18
419	28-Mar-18	26-Mar-18	29-Mar-18	2-Apr-18	21-May-18	All	1	1	1	1-Feb-18	1-Apr-18	30-Apr-18
420	29-Mar-18	27-Mar-18	2-Apr-18	3-Apr-18	21-May-18	All	1	1	1	1-Feb-18	1-Apr-18	30-Apr-18
421	2-Apr-18	28-Mar-18	3-Apr-18	4-Apr-18	21-May-18	All	1	1	1	1-Feb-18	1-Apr-18	30-Apr-18
422	3-Apr-18	29-Mar-18	4-Apr-18	5-Apr-18	21-May-18	All	1	1	1	1-Feb-18	1-Apr-18	30-Apr-18
423	4-Apr-18	30-Mar-18	5-Apr-18	6-Apr-18	21-May-18	All	0.75	1	1	1-Feb-18	1-Apr-18	30-Apr-18
424	4-Apr-18	31-Mar-18	5-Apr-18	6-Apr-18	21-May-18	All	0.75	1	1	1-Feb-18	1-Apr-18	30-Apr-18
425	4-Apr-18	1-Apr-18	5-Apr-18	6-Apr-18	21-May-18	All	0.75	1	0	1-Feb-18	1-Apr-18	30-Apr-18
426	4-Apr-18	2-Apr-18	5-Apr-18	6-Apr-18	21-May-18	All	0.75	1	0	1-Feb-18	1-Apr-18	30-Apr-18
427	5-Apr-18	3-Apr-18	6-Apr-18	9-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
428	6-Apr-18	4-Apr-18	9-Apr-18	10-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
429	9-Apr-18	5-Apr-18	10-Apr-18	11-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
430	10-Apr-18	6-Apr-18	11-Apr-18	12-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
431	10-Apr-18	7-Apr-18	11-Apr-18	12-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
432	10-Apr-18	8-Apr-18	11-Apr-18	12-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
433	11-Apr-18	9-Apr-18	12-Apr-18	13-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
434	12-Apr-18	10-Apr-18	13-Apr-18	16-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
435	13-Apr-18	11-Apr-18	16-Apr-18	17-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
436	16-Apr-18	12-Apr-18	17-Apr-18	18-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

437	17-Apr-18	13-Apr-18	18-Apr-18	19-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
438	17-Apr-18	14-Apr-18	18-Apr-18	19-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
439	17-Apr-18	15-Apr-18	18-Apr-18	19-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
440	18-Apr-18	16-Apr-18	19-Apr-18	20-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
441	19-Apr-18	17-Apr-18	20-Apr-18	23-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
442	20-Apr-18	18-Apr-18	23-Apr-18	24-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
443	23-Apr-18	19-Apr-18	24-Apr-18	25-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
444	24-Apr-18	20-Apr-18	25-Apr-18	26-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
445	24-Apr-18	21-Apr-18	25-Apr-18	26-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
446	24-Apr-18	22-Apr-18	25-Apr-18	26-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
447	25-Apr-18	23-Apr-18	26-Apr-18	27-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
448	26-Apr-18	24-Apr-18	27-Apr-18	30-Apr-18	21-May-18	All	1	1	0	1-Feb-18	1-Apr-18	30-Apr-18
449	27-Apr-18	25-Apr-18	30-Apr-18	1-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
450	30-Apr-18	26-Apr-18	1-May-18	2-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
451	1-May-18	27-Apr-18	2-May-18	3-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
452	1-May-18	28-Apr-18	2-May-18	3-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
453	1-May-18	29-Apr-18	2-May-18	3-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
454	2-May-18	30-Apr-18	3-May-18	4-May-18	21-Jun-18	All	1	1	1	1-Mar-18	1-May-18	31-May-18
455	3-May-18	1-May-18	4-May-18	7-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
456	4-May-18	2-May-18	7-May-18	8-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
457	7-May-18	3-May-18	8-May-18	9-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
458	8-May-18	4-May-18	9-May-18	10-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
459	8-May-18	5-May-18	9-May-18	10-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
460	8-May-18	6-May-18	9-May-18	10-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
461	9-May-18	7-May-18	10-May-18	11-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
462	10-May-18	8-May-18	11-May-18	14-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
463	11-May-18	9-May-18	14-May-18	15-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
464	14-May-18	10-May-18	15-May-18	16-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
465	15-May-18	11-May-18	16-May-18	17-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
466	15-May-18	12-May-18	16-May-18	17-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
467	15-May-18	13-May-18	16-May-18	17-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
468	16-May-18	14-May-18	17-May-18	18-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
469	17-May-18	15-May-18	18-May-18	21-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
470	18-May-18	16-May-18	21-May-18	22-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
471	21-May-18	17-May-18	22-May-18	23-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
472	22-May-18	18-May-18	23-May-18	24-May-18	21-Jun-18	All	1.33333333	1	0	1-Mar-18	1-May-18	31-May-18
473	22-May-18	19-May-18	23-May-18	24-May-18	21-Jun-18	All	1.33333333	1	0	1-Mar-18	1-May-18	31-May-18
474	22-May-18	20-May-18	23-May-18	24-May-18	21-Jun-18	All	1.33333333	1	0	1-Mar-18	1-May-18	31-May-18
475	23-May-18	21-May-18	24-May-18	25-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
476	24-May-18	22-May-18	25-May-18	29-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

477	25-May-18	23-May-18	29-May-18	30-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
478	29-May-18	24-May-18	30-May-18	31-May-18	21-Jun-18	All	1	1	0	1-Mar-18	1-May-18	31-May-18
479	30-May-18	25-May-18	31-May-18	1-Jun-18	23-Jul-18	All	0.75	1	1	1-Apr-18	1-Jun-18	30-Jun-18
480	30-May-18	26-May-18	31-May-18	1-Jun-18	23-Jul-18	All	0.75	1	1	1-Apr-18	1-Jun-18	30-Jun-18
481	30-May-18	27-May-18	31-May-18	1-Jun-18	23-Jul-18	All	0.75	1	1	1-Apr-18	1-Jun-18	30-Jun-18
482	30-May-18	28-May-18	31-May-18	1-Jun-18	23-Jul-18	All	0.75	1	1	1-Apr-18	1-Jun-18	30-Jun-18
483	31-May-18	29-May-18	1-Jun-18	4-Jun-18	23-Jul-18	All	1	1	1	1-Apr-18	1-Jun-18	30-Jun-18
484	1-Jun-18	30-May-18	4-Jun-18	5-Jun-18	23-Jul-18	All	1	1	1	1-Apr-18	1-Jun-18	30-Jun-18
485	4-Jun-18	31-May-18	5-Jun-18	6-Jun-18	23-Jul-18	All	1	1	1	1-Apr-18	1-Jun-18	30-Jun-18
486	5-Jun-18	1-Jun-18	6-Jun-18	7-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
487	5-Jun-18	2-Jun-18	6-Jun-18	7-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
488	5-Jun-18	3-Jun-18	6-Jun-18	7-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
489	6-Jun-18	4-Jun-18	7-Jun-18	8-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
490	7-Jun-18	5-Jun-18	8-Jun-18	11-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
491	8-Jun-18	6-Jun-18	11-Jun-18	12-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
492	11-Jun-18	7-Jun-18	12-Jun-18	13-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
493	12-Jun-18	8-Jun-18	13-Jun-18	14-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
494	12-Jun-18	9-Jun-18	13-Jun-18	14-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
495	12-Jun-18	10-Jun-18	13-Jun-18	14-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
496	13-Jun-18	11-Jun-18	14-Jun-18	15-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
497	14-Jun-18	12-Jun-18	15-Jun-18	18-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
498	15-Jun-18	13-Jun-18	18-Jun-18	19-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
499	18-Jun-18	14-Jun-18	19-Jun-18	20-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
500	19-Jun-18	15-Jun-18	20-Jun-18	21-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
501	19-Jun-18	16-Jun-18	20-Jun-18	21-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
502	19-Jun-18	17-Jun-18	20-Jun-18	21-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
503	20-Jun-18	18-Jun-18	21-Jun-18	22-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
504	21-Jun-18	19-Jun-18	22-Jun-18	25-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
505	22-Jun-18	20-Jun-18	25-Jun-18	26-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
506	25-Jun-18	21-Jun-18	26-Jun-18	27-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
507	26-Jun-18	22-Jun-18	27-Jun-18	28-Jun-18	23-Jul-18	All	1	0.66666667	0	1-Apr-18	1-Jun-18	30-Jun-18
508	26-Jun-18	23-Jun-18	27-Jun-18	28-Jun-18	23-Jul-18	All	1	0.66666667	0	1-Apr-18	1-Jun-18	30-Jun-18
509	26-Jun-18	24-Jun-18	27-Jun-18	28-Jun-18	23-Jul-18	All	1	0.66666667	0	1-Apr-18	1-Jun-18	30-Jun-18
510	26-Jun-18	22-Jun-18	27-Jun-18	28-Jun-18	21-Aug-18	All	1	0.33333333	0	1-Apr-18	1-Jul-18	31-Jul-18
511	26-Jun-18	23-Jun-18	27-Jun-18	28-Jun-18	21-Aug-18	All	1	0.33333333	0	1-Apr-18	1-Jul-18	31-Jul-18
512	26-Jun-18	24-Jun-18	27-Jun-18	28-Jun-18	21-Aug-18	All	1	0.33333333	0	1-Apr-18	1-Jul-18	31-Jul-18
513	27-Jun-18	25-Jun-18	28-Jun-18	29-Jun-18	23-Jul-18	All	1	1	0	1-Apr-18	1-Jun-18	30-Jun-18
514	28-Jun-18	26-Jun-18	29-Jun-18	2-Jul-18	21-Aug-18	All	1	1	1	1-May-18	1-Jul-18	31-Jul-18
515	29-Jun-18	27-Jun-18	2-Jul-18	3-Jul-18	21-Aug-18	All	2	1	1	1-May-18	1-Jul-18	31-Jul-18
516	2-Jul-18	28-Jun-18	3-Jul-18	5-Jul-18	21-Aug-18	All	1	1	1	1-May-18	1-Jul-18	31-Jul-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

517	3-Jul-18	29-Jun-18	5-Jul-18	6-Jul-18	21-Aug-18	All	1	1	1	1-May-18	1-Jul-18	31-Jul-18
518	3-Jul-18	30-Jun-18	5-Jul-18	6-Jul-18	21-Aug-18	All	1	1	1	1-May-18	1-Jul-18	31-Jul-18
519	3-Jul-18	1-Jul-18	5-Jul-18	6-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
520	5-Jul-18	2-Jul-18	6-Jul-18	9-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
521	6-Jul-18	3-Jul-18	9-Jul-18	10-Jul-18	21-Aug-18	All	0.5	1	0	1-May-18	1-Jul-18	31-Jul-18
522	6-Jul-18	4-Jul-18	9-Jul-18	10-Jul-18	21-Aug-18	All	0.5	1	0	1-May-18	1-Jul-18	31-Jul-18
523	9-Jul-18	5-Jul-18	10-Jul-18	11-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
524	10-Jul-18	6-Jul-18	11-Jul-18	12-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
525	10-Jul-18	7-Jul-18	11-Jul-18	12-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
526	10-Jul-18	8-Jul-18	11-Jul-18	12-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
527	11-Jul-18	9-Jul-18	12-Jul-18	13-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
528	12-Jul-18	10-Jul-18	13-Jul-18	16-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
529	13-Jul-18	11-Jul-18	16-Jul-18	17-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
530	16-Jul-18	12-Jul-18	17-Jul-18	18-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
531	17-Jul-18	13-Jul-18	18-Jul-18	19-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
532	17-Jul-18	14-Jul-18	18-Jul-18	19-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
533	17-Jul-18	15-Jul-18	18-Jul-18	19-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
534	18-Jul-18	16-Jul-18	19-Jul-18	20-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
535	19-Jul-18	17-Jul-18	20-Jul-18	23-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
536	20-Jul-18	18-Jul-18	23-Jul-18	24-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
537	23-Jul-18	19-Jul-18	24-Jul-18	25-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
538	24-Jul-18	20-Jul-18	25-Jul-18	26-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
539	24-Jul-18	21-Jul-18	25-Jul-18	26-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
540	24-Jul-18	22-Jul-18	25-Jul-18	26-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
541	25-Jul-18	23-Jul-18	26-Jul-18	27-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
542	26-Jul-18	24-Jul-18	27-Jul-18	30-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
543	27-Jul-18	25-Jul-18	30-Jul-18	31-Jul-18	21-Aug-18	All	1	1	0	1-May-18	1-Jul-18	31-Jul-18
544	30-Jul-18	26-Jul-18	31-Jul-18	1-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
545	31-Jul-18	27-Jul-18	1-Aug-18	2-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
546	31-Jul-18	28-Jul-18	1-Aug-18	2-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
547	31-Jul-18	29-Jul-18	1-Aug-18	2-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
548	1-Aug-18	30-Jul-18	2-Aug-18	3-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
549	2-Aug-18	31-Jul-18	3-Aug-18	6-Aug-18	24-Sep-18	All	1	1	1	1-Jun-18	1-Aug-18	31-Aug-18
550	3-Aug-18	1-Aug-18	6-Aug-18	7-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
551	6-Aug-18	2-Aug-18	7-Aug-18	8-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
552	7-Aug-18	3-Aug-18	8-Aug-18	9-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
553	7-Aug-18	4-Aug-18	8-Aug-18	9-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
554	7-Aug-18	5-Aug-18	8-Aug-18	9-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
555	8-Aug-18	6-Aug-18	9-Aug-18	10-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
556	9-Aug-18	7-Aug-18	10-Aug-18	13-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

557	10-Aug-18	8-Aug-18	13-Aug-18	14-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
558	13-Aug-18	9-Aug-18	14-Aug-18	15-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
559	14-Aug-18	10-Aug-18	15-Aug-18	16-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
560	14-Aug-18	11-Aug-18	15-Aug-18	16-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
561	14-Aug-18	12-Aug-18	15-Aug-18	16-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
562	15-Aug-18	13-Aug-18	16-Aug-18	17-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
563	16-Aug-18	14-Aug-18	17-Aug-18	20-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
564	17-Aug-18	15-Aug-18	20-Aug-18	21-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
565	20-Aug-18	16-Aug-18	21-Aug-18	22-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
566	21-Aug-18	17-Aug-18	22-Aug-18	23-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
567	21-Aug-18	18-Aug-18	22-Aug-18	23-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
568	21-Aug-18	19-Aug-18	22-Aug-18	23-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
569	22-Aug-18	20-Aug-18	23-Aug-18	24-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
570	23-Aug-18	21-Aug-18	24-Aug-18	27-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
571	24-Aug-18	22-Aug-18	27-Aug-18	28-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
572	27-Aug-18	23-Aug-18	28-Aug-18	29-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
573	28-Aug-18	24-Aug-18	29-Aug-18	30-Aug-18	24-Sep-18	All	1.33333333	0.25	0	1-Jun-18	1-Aug-18	31-Aug-18
574	28-Aug-18	25-Aug-18	29-Aug-18	30-Aug-18	24-Sep-18	All	1.33333333	0.25	0	1-Jun-18	1-Aug-18	31-Aug-18
575	28-Aug-18	26-Aug-18	29-Aug-18	30-Aug-18	24-Sep-18	All	1.33333333	0.25	0	1-Jun-18	1-Aug-18	31-Aug-18
576	28-Aug-18	24-Aug-18	29-Aug-18	30-Aug-18	22-Oct-18	All	1.33333333	0.75	0	1-Jun-18	1-Sep-18	30-Sep-18
577	28-Aug-18	25-Aug-18	29-Aug-18	30-Aug-18	22-Oct-18	All	1.33333333	0.75	0	1-Jun-18	1-Sep-18	30-Sep-18
578	28-Aug-18	26-Aug-18	29-Aug-18	30-Aug-18	22-Oct-18	All	1.33333333	0.75	0	1-Jun-18	1-Sep-18	30-Sep-18
579	29-Aug-18	27-Aug-18	30-Aug-18	31-Aug-18	24-Sep-18	All	1	1	0	1-Jun-18	1-Aug-18	31-Aug-18
580	30-Aug-18	28-Aug-18	31-Aug-18	4-Sep-18	22-Oct-18	All	1	1	1	1-Jul-18	1-Sep-18	30-Sep-18
581	31-Aug-18	29-Aug-18	4-Sep-18	5-Sep-18	22-Oct-18	All	1	1	1	1-Jul-18	1-Sep-18	30-Sep-18
582	4-Sep-18	30-Aug-18	5-Sep-18	6-Sep-18	22-Oct-18	All	0.75	1	1	1-Jul-18	1-Sep-18	30-Sep-18
583	5-Sep-18	31-Aug-18	6-Sep-18	7-Sep-18	22-Oct-18	All	0.75	1	1	1-Jul-18	1-Sep-18	30-Sep-18
584	5-Sep-18	1-Sep-18	6-Sep-18	7-Sep-18	22-Oct-18	All	0.75	1	0	1-Jul-18	1-Sep-18	30-Sep-18
585	5-Sep-18	2-Sep-18	6-Sep-18	7-Sep-18	22-Oct-18	All	0.75	1	0	1-Jul-18	1-Sep-18	30-Sep-18
586	5-Sep-18	3-Sep-18	6-Sep-18	7-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
587	6-Sep-18	4-Sep-18	7-Sep-18	10-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
588	7-Sep-18	5-Sep-18	10-Sep-18	11-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
589	10-Sep-18	6-Sep-18	11-Sep-18	12-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
590	11-Sep-18	7-Sep-18	12-Sep-18	13-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
591	11-Sep-18	8-Sep-18	12-Sep-18	13-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
592	11-Sep-18	9-Sep-18	12-Sep-18	13-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
593	12-Sep-18	10-Sep-18	13-Sep-18	14-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
594	13-Sep-18	11-Sep-18	14-Sep-18	17-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
595	14-Sep-18	12-Sep-18	17-Sep-18	18-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
596	17-Sep-18	13-Sep-18	18-Sep-18	19-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

597	18-Sep-18	14-Sep-18	19-Sep-18	20-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
598	18-Sep-18	15-Sep-18	19-Sep-18	20-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
599	18-Sep-18	16-Sep-18	19-Sep-18	20-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
600	19-Sep-18	17-Sep-18	20-Sep-18	21-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
601	20-Sep-18	18-Sep-18	21-Sep-18	24-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
602	21-Sep-18	19-Sep-18	24-Sep-18	25-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
603	24-Sep-18	20-Sep-18	25-Sep-18	26-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
604	25-Sep-18	21-Sep-18	26-Sep-18	27-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
605	25-Sep-18	22-Sep-18	26-Sep-18	27-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
606	25-Sep-18	23-Sep-18	26-Sep-18	27-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
607	26-Sep-18	24-Sep-18	27-Sep-18	28-Sep-18	22-Oct-18	All	1	1	0	1-Jul-18	1-Sep-18	30-Sep-18
608	27-Sep-18	25-Sep-18	28-Sep-18	1-Oct-18	23-Nov-18	All	1	1	1	1-Aug-18	1-Oct-18	31-Oct-18
609	28-Sep-18	26-Sep-18	1-Oct-18	2-Oct-18	23-Nov-18	All	1	1	1	1-Aug-18	1-Oct-18	31-Oct-18
610	1-Oct-18	27-Sep-18	2-Oct-18	3-Oct-18	23-Nov-18	All	1	1	1	1-Aug-18	1-Oct-18	31-Oct-18
611	2-Oct-18	28-Sep-18	3-Oct-18	4-Oct-18	23-Nov-18	All	1.33333333	1	1	1-Aug-18	1-Oct-18	31-Oct-18
612	2-Oct-18	29-Sep-18	3-Oct-18	4-Oct-18	23-Nov-18	All	1.33333333	1	1	1-Aug-18	1-Oct-18	31-Oct-18
613	2-Oct-18	30-Sep-18	3-Oct-18	4-Oct-18	23-Nov-18	All	1.33333333	1	1	1-Aug-18	1-Oct-18	31-Oct-18
614	3-Oct-18	1-Oct-18	4-Oct-18	5-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
615	4-Oct-18	2-Oct-18	5-Oct-18	9-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
616	5-Oct-18	3-Oct-18	9-Oct-18	10-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
617	9-Oct-18	4-Oct-18	10-Oct-18	11-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
618	10-Oct-18	5-Oct-18	11-Oct-18	12-Oct-18	23-Nov-18	All	0.75	1	0	1-Aug-18	1-Oct-18	31-Oct-18
619	10-Oct-18	6-Oct-18	11-Oct-18	12-Oct-18	23-Nov-18	All	0.75	1	0	1-Aug-18	1-Oct-18	31-Oct-18
620	10-Oct-18	7-Oct-18	11-Oct-18	12-Oct-18	23-Nov-18	All	0.75	1	0	1-Aug-18	1-Oct-18	31-Oct-18
621	10-Oct-18	8-Oct-18	11-Oct-18	12-Oct-18	23-Nov-18	All	0.75	1	0	1-Aug-18	1-Oct-18	31-Oct-18
622	11-Oct-18	9-Oct-18	12-Oct-18	15-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
623	12-Oct-18	10-Oct-18	15-Oct-18	16-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
624	15-Oct-18	11-Oct-18	16-Oct-18	17-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
625	16-Oct-18	12-Oct-18	17-Oct-18	18-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
626	16-Oct-18	13-Oct-18	17-Oct-18	18-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
627	16-Oct-18	14-Oct-18	17-Oct-18	18-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
628	17-Oct-18	15-Oct-18	18-Oct-18	19-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
629	18-Oct-18	16-Oct-18	19-Oct-18	22-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
630	19-Oct-18	17-Oct-18	22-Oct-18	23-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
631	22-Oct-18	18-Oct-18	23-Oct-18	24-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
632	23-Oct-18	19-Oct-18	24-Oct-18	25-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
633	23-Oct-18	20-Oct-18	24-Oct-18	25-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
634	23-Oct-18	21-Oct-18	24-Oct-18	25-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
635	24-Oct-18	22-Oct-18	25-Oct-18	26-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
636	25-Oct-18	23-Oct-18	26-Oct-18	29-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

637	26-Oct-18	24-Oct-18	29-Oct-18	30-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
638	29-Oct-18	25-Oct-18	30-Oct-18	31-Oct-18	23-Nov-18	All	1	1	0	1-Aug-18	1-Oct-18	31-Oct-18
639	30-Oct-18	26-Oct-18	31-Oct-18	1-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
640	30-Oct-18	27-Oct-18	31-Oct-18	1-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
641	30-Oct-18	28-Oct-18	31-Oct-18	1-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
642	31-Oct-18	29-Oct-18	1-Nov-18	2-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
643	1-Nov-18	30-Oct-18	2-Nov-18	5-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
644	2-Nov-18	31-Oct-18	5-Nov-18	6-Nov-18	21-Dec-18	All	1	1	1	1-Sep-18	1-Nov-18	30-Nov-18
645	5-Nov-18	1-Nov-18	6-Nov-18	7-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
646	6-Nov-18	2-Nov-18	7-Nov-18	8-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
647	6-Nov-18	3-Nov-18	7-Nov-18	8-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
648	6-Nov-18	4-Nov-18	7-Nov-18	8-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
649	7-Nov-18	5-Nov-18	8-Nov-18	9-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
650	8-Nov-18	6-Nov-18	9-Nov-18	13-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
651	9-Nov-18	7-Nov-18	13-Nov-18	14-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
652	13-Nov-18	8-Nov-18	14-Nov-18	15-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
653	14-Nov-18	9-Nov-18	15-Nov-18	16-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
654	14-Nov-18	10-Nov-18	15-Nov-18	16-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
655	14-Nov-18	11-Nov-18	15-Nov-18	16-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
656	14-Nov-18	12-Nov-18	15-Nov-18	16-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
657	15-Nov-18	13-Nov-18	16-Nov-18	19-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
658	16-Nov-18	14-Nov-18	19-Nov-18	20-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
659	19-Nov-18	15-Nov-18	20-Nov-18	21-Nov-18	21-Dec-18	All	2	1	0	1-Sep-18	1-Nov-18	30-Nov-18
660	20-Nov-18	16-Nov-18	21-Nov-18	23-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
661	20-Nov-18	17-Nov-18	21-Nov-18	23-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
662	20-Nov-18	18-Nov-18	21-Nov-18	23-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
663	21-Nov-18	19-Nov-18	23-Nov-18	26-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
664	23-Nov-18	20-Nov-18	26-Nov-18	27-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
665	26-Nov-18	21-Nov-18	27-Nov-18	28-Nov-18	21-Dec-18	All	0.5	1	0	1-Sep-18	1-Nov-18	30-Nov-18
666	26-Nov-18	22-Nov-18	27-Nov-18	28-Nov-18	21-Dec-18	All	0.5	1	0	1-Sep-18	1-Nov-18	30-Nov-18
667	27-Nov-18	23-Nov-18	28-Nov-18	29-Nov-18	21-Dec-18	All	1	0.33333333	0	1-Sep-18	1-Nov-18	30-Nov-18
668	27-Nov-18	24-Nov-18	28-Nov-18	29-Nov-18	21-Dec-18	All	1	0.33333333	0	1-Sep-18	1-Nov-18	30-Nov-18
669	27-Nov-18	25-Nov-18	28-Nov-18	29-Nov-18	21-Dec-18	All	1	0.33333333	0	1-Sep-18	1-Nov-18	30-Nov-18
670	27-Nov-18	23-Nov-18	28-Nov-18	29-Nov-18	23-Jan-19	All	1	0.66666667	0	1-Sep-18	1-Dec-18	31-Dec-18
671	27-Nov-18	24-Nov-18	28-Nov-18	29-Nov-18	23-Jan-19	All	1	0.66666667	0	1-Sep-18	1-Dec-18	31-Dec-18
672	27-Nov-18	25-Nov-18	28-Nov-18	29-Nov-18	23-Jan-19	All	1	0.66666667	0	1-Sep-18	1-Dec-18	31-Dec-18
673	28-Nov-18	26-Nov-18	29-Nov-18	30-Nov-18	21-Dec-18	All	1	1	0	1-Sep-18	1-Nov-18	30-Nov-18
674	29-Nov-18	27-Nov-18	30-Nov-18	3-Dec-18	23-Jan-19	All	1	1	1	1-Oct-18	1-Dec-18	31-Dec-18
675	30-Nov-18	28-Nov-18	3-Dec-18	4-Dec-18	23-Jan-19	All	1	1	1	1-Oct-18	1-Dec-18	31-Dec-18
676	3-Dec-18	29-Nov-18	4-Dec-18	5-Dec-18	23-Jan-19	All	1	1	1	1-Oct-18	1-Dec-18	31-Dec-18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

677	4-Dec-18	30-Nov-18	5-Dec-18	6-Dec-18	23-Jan-19	All	1	1	1	1-Oct-18	1-Dec-18	31-Dec-18
678	4-Dec-18	1-Dec-18	5-Dec-18	6-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
679	4-Dec-18	2-Dec-18	5-Dec-18	6-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
680	5-Dec-18	3-Dec-18	6-Dec-18	7-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
681	6-Dec-18	4-Dec-18	7-Dec-18	10-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
682	7-Dec-18	5-Dec-18	10-Dec-18	11-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
683	10-Dec-18	6-Dec-18	11-Dec-18	12-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
684	11-Dec-18	7-Dec-18	12-Dec-18	13-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
685	11-Dec-18	8-Dec-18	12-Dec-18	13-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
686	11-Dec-18	9-Dec-18	12-Dec-18	13-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
687	12-Dec-18	10-Dec-18	13-Dec-18	14-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
688	13-Dec-18	11-Dec-18	14-Dec-18	17-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
689	14-Dec-18	12-Dec-18	17-Dec-18	18-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
690	17-Dec-18	13-Dec-18	18-Dec-18	19-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
691	18-Dec-18	14-Dec-18	19-Dec-18	20-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
692	18-Dec-18	15-Dec-18	19-Dec-18	20-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
693	18-Dec-18	16-Dec-18	19-Dec-18	20-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
694	19-Dec-18	17-Dec-18	20-Dec-18	21-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
695	20-Dec-18	18-Dec-18	21-Dec-18	24-Dec-18	23-Jan-19	All	2	1	0	1-Oct-18	1-Dec-18	31-Dec-18
696	21-Dec-18	19-Dec-18	24-Dec-18	26-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
697	24-Dec-18	20-Dec-18	26-Dec-18	27-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
698	26-Dec-18	21-Dec-18	27-Dec-18	28-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
699	26-Dec-18	22-Dec-18	27-Dec-18	28-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
700	26-Dec-18	23-Dec-18	27-Dec-18	28-Dec-18	23-Jan-19	All	1	1	0	1-Oct-18	1-Dec-18	31-Dec-18
701	27-Dec-18	24-Dec-18	28-Dec-18	31-Dec-18	23-Jan-19	All	1	0.5	0	1-Oct-18	1-Dec-18	31-Dec-18
702	27-Dec-18	24-Dec-18	28-Dec-18	31-Dec-18	22-Feb-19	All	1	0.5	0	1-Oct-18	1-Dec-18	31-Dec-18
703	27-Dec-18	25-Dec-18	28-Dec-18	31-Dec-18	23-Jan-19	All	1	0.5	0	1-Oct-18	1-Dec-18	31-Dec-18
704	27-Dec-18	25-Dec-18	28-Dec-18	31-Dec-18	22-Feb-19	All	1	0.5	0	1-Oct-18	1-Dec-18	31-Dec-18
705	28-Dec-18	26-Dec-18	31-Dec-18	2-Jan-19	22-Feb-19	All	1	1	1	1-Nov-18	1-Jan-19	31-Jan-19
706	31-Dec-18	27-Dec-18	2-Jan-19	3-Jan-19	22-Feb-19	All	1	1	1	1-Nov-18	1-Jan-19	31-Jan-19
707	2-Jan-19	28-Dec-18	3-Jan-19	4-Jan-19	22-Feb-19	All	0.66666667	1	1	1-Nov-18	1-Jan-19	31-Jan-19
708	2-Jan-19	29-Dec-18	3-Jan-19	4-Jan-19	22-Feb-19	All	0.66666667	1	1	1-Nov-18	1-Jan-19	31-Jan-19
709	2-Jan-19	30-Dec-18	3-Jan-19	4-Jan-19	22-Feb-19	All	0.66666667	1	1	1-Nov-18	1-Jan-19	31-Jan-19
710	3-Jan-19	31-Dec-18	4-Jan-19	7-Jan-19	22-Feb-19	All	1	1	1	1-Nov-18	1-Jan-19	31-Jan-19
711	3-Jan-19	1-Jan-19	4-Jan-19	7-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
712	4-Jan-19	2-Jan-19	7-Jan-19	8-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
713	7-Jan-19	3-Jan-19	8-Jan-19	9-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
714	8-Jan-19	4-Jan-19	9-Jan-19	10-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
715	8-Jan-19	5-Jan-19	9-Jan-19	10-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
716	8-Jan-19	6-Jan-19	9-Jan-19	10-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

717	9-Jan-19	7-Jan-19	10-Jan-19	11-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
718	10-Jan-19	8-Jan-19	11-Jan-19	14-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
719	11-Jan-19	9-Jan-19	14-Jan-19	15-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
720	14-Jan-19	10-Jan-19	15-Jan-19	16-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
721	15-Jan-19	11-Jan-19	16-Jan-19	17-Jan-19	22-Feb-19	All	1.33333333	1	0	1-Nov-18	1-Jan-19	31-Jan-19
722	15-Jan-19	12-Jan-19	16-Jan-19	17-Jan-19	22-Feb-19	All	1.33333333	1	0	1-Nov-18	1-Jan-19	31-Jan-19
723	15-Jan-19	13-Jan-19	16-Jan-19	17-Jan-19	22-Feb-19	All	1.33333333	1	0	1-Nov-18	1-Jan-19	31-Jan-19
724	16-Jan-19	14-Jan-19	17-Jan-19	18-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
725	17-Jan-19	15-Jan-19	18-Jan-19	22-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
726	18-Jan-19	16-Jan-19	22-Jan-19	23-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
727	22-Jan-19	17-Jan-19	23-Jan-19	24-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
728	23-Jan-19	18-Jan-19	24-Jan-19	25-Jan-19	22-Feb-19	All	0.75	1	0	1-Nov-18	1-Jan-19	31-Jan-19
729	23-Jan-19	19-Jan-19	24-Jan-19	25-Jan-19	22-Feb-19	All	0.75	1	0	1-Nov-18	1-Jan-19	31-Jan-19
730	23-Jan-19	20-Jan-19	24-Jan-19	25-Jan-19	22-Feb-19	All	0.75	1	0	1-Nov-18	1-Jan-19	31-Jan-19
731	23-Jan-19	21-Jan-19	24-Jan-19	25-Jan-19	22-Feb-19	All	0.75	1	0	1-Nov-18	1-Jan-19	31-Jan-19
732	24-Jan-19	22-Jan-19	25-Jan-19	28-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
733	25-Jan-19	23-Jan-19	28-Jan-19	29-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
734	28-Jan-19	24-Jan-19	29-Jan-19	30-Jan-19	22-Feb-19	All	1	1	0	1-Nov-18	1-Jan-19	31-Jan-19
735	29-Jan-19	25-Jan-19	30-Jan-19	31-Jan-19	22-Feb-19	All	1	0.33333333	0	1-Nov-18	1-Jan-19	31-Jan-19
736	29-Jan-19	26-Jan-19	30-Jan-19	31-Jan-19	22-Feb-19	All	1	0.33333333	0	1-Nov-18	1-Jan-19	31-Jan-19
737	29-Jan-19	27-Jan-19	30-Jan-19	31-Jan-19	22-Feb-19	All	1	0.33333333	0	1-Nov-18	1-Jan-19	31-Jan-19
738	29-Jan-19	25-Jan-19	30-Jan-19	31-Jan-19	21-Mar-19	All	1	0.66666667	0	1-Nov-18	1-Jan-19	31-Jan-19
739	29-Jan-19	26-Jan-19	30-Jan-19	31-Jan-19	21-Mar-19	All	1	0.66666667	0	1-Nov-18	1-Jan-19	31-Jan-19
740	29-Jan-19	27-Jan-19	30-Jan-19	31-Jan-19	21-Mar-19	All	1	0.66666667	0	1-Nov-18	1-Jan-19	31-Jan-19
741	30-Jan-19	28-Jan-19	31-Jan-19	1-Feb-19	21-Mar-19	All	1	1	1	1-Dec-18	1-Feb-19	28-Feb-19
742	31-Jan-19	29-Jan-19	1-Feb-19	4-Feb-19	21-Mar-19	All	1	1	1	1-Dec-18	1-Feb-19	28-Feb-19
743	1-Feb-19	30-Jan-19	4-Feb-19	5-Feb-19	21-Mar-19	All	1	1	1	1-Dec-18	1-Feb-19	28-Feb-19
744	4-Feb-19	31-Jan-19	5-Feb-19	6-Feb-19	21-Mar-19	All	1	1	1	1-Dec-18	1-Feb-19	28-Feb-19
745	5-Feb-19	1-Feb-19	6-Feb-19	7-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
746	5-Feb-19	2-Feb-19	6-Feb-19	7-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
747	5-Feb-19	3-Feb-19	6-Feb-19	7-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
748	6-Feb-19	4-Feb-19	7-Feb-19	8-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
749	7-Feb-19	5-Feb-19	8-Feb-19	11-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
750	8-Feb-19	6-Feb-19	11-Feb-19	12-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
751	11-Feb-19	7-Feb-19	12-Feb-19	13-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
752	12-Feb-19	8-Feb-19	13-Feb-19	14-Feb-19	21-Mar-19	All	1.33333333	1	0	1-Dec-18	1-Feb-19	28-Feb-19
753	12-Feb-19	9-Feb-19	13-Feb-19	14-Feb-19	21-Mar-19	All	1.33333333	1	0	1-Dec-18	1-Feb-19	28-Feb-19
754	12-Feb-19	10-Feb-19	13-Feb-19	14-Feb-19	21-Mar-19	All	1.33333333	1	0	1-Dec-18	1-Feb-19	28-Feb-19
755	13-Feb-19	11-Feb-19	14-Feb-19	15-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
756	14-Feb-19	12-Feb-19	15-Feb-19	19-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

757	15-Feb-19	13-Feb-19	19-Feb-19	20-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
758	19-Feb-19	14-Feb-19	20-Feb-19	21-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
759	20-Feb-19	15-Feb-19	21-Feb-19	22-Feb-19	21-Mar-19	All	0.75	1	0	1-Dec-18	1-Feb-19	28-Feb-19
760	20-Feb-19	16-Feb-19	21-Feb-19	22-Feb-19	21-Mar-19	All	0.75	1	0	1-Dec-18	1-Feb-19	28-Feb-19
761	20-Feb-19	17-Feb-19	21-Feb-19	22-Feb-19	21-Mar-19	All	0.75	1	0	1-Dec-18	1-Feb-19	28-Feb-19
762	20-Feb-19	18-Feb-19	21-Feb-19	22-Feb-19	21-Mar-19	All	0.75	1	0	1-Dec-18	1-Feb-19	28-Feb-19
763	21-Feb-19	19-Feb-19	22-Feb-19	25-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
764	22-Feb-19	20-Feb-19	25-Feb-19	26-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
765	25-Feb-19	21-Feb-19	26-Feb-19	27-Feb-19	21-Mar-19	All	1	1	0	1-Dec-18	1-Feb-19	28-Feb-19
766	26-Feb-19	22-Feb-19	27-Feb-19	28-Feb-19	21-Mar-19	All	1	0.33333333	0	1-Dec-18	1-Feb-19	28-Feb-19
767	26-Feb-19	23-Feb-19	27-Feb-19	28-Feb-19	21-Mar-19	All	1	0.33333333	0	1-Dec-18	1-Feb-19	28-Feb-19
768	26-Feb-19	24-Feb-19	27-Feb-19	28-Feb-19	21-Mar-19	All	1	0.33333333	0	1-Dec-18	1-Feb-19	28-Feb-19
769	26-Feb-19	22-Feb-19	27-Feb-19	28-Feb-19	22-Apr-19	All	1	0.66666667	0	1-Dec-18	1-Feb-19	28-Feb-19
770	26-Feb-19	23-Feb-19	27-Feb-19	28-Feb-19	22-Apr-19	All	1	0.66666667	0	1-Dec-18	1-Feb-19	28-Feb-19
771	26-Feb-19	24-Feb-19	27-Feb-19	28-Feb-19	22-Apr-19	All	1	0.66666667	0	1-Dec-18	1-Feb-19	28-Feb-19
772	27-Feb-19	25-Feb-19	28-Feb-19	1-Mar-19	22-Apr-19	All	1	1	1	1-Jan-19	1-Mar-19	31-Mar-19
773	28-Feb-19	26-Feb-19	1-Mar-19	4-Mar-19	22-Apr-19	All	1	1	1	1-Jan-19	1-Mar-19	31-Mar-19
774	1-Mar-19	27-Feb-19	4-Mar-19	5-Mar-19	22-Apr-19	All	1	1	1	1-Jan-19	1-Mar-19	31-Mar-19
775	4-Mar-19	28-Feb-19	5-Mar-19	6-Mar-19	22-Apr-19	All	1	1	1	1-Jan-19	1-Mar-19	31-Mar-19
776	5-Mar-19	1-Mar-19	6-Mar-19	7-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
777	5-Mar-19	2-Mar-19	6-Mar-19	7-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
778	5-Mar-19	3-Mar-19	6-Mar-19	7-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
779	6-Mar-19	4-Mar-19	7-Mar-19	8-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
780	7-Mar-19	5-Mar-19	8-Mar-19	11-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
781	8-Mar-19	6-Mar-19	11-Mar-19	12-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
782	11-Mar-19	7-Mar-19	12-Mar-19	13-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
783	12-Mar-19	8-Mar-19	13-Mar-19	14-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
784	12-Mar-19	9-Mar-19	13-Mar-19	14-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
785	12-Mar-19	10-Mar-19	13-Mar-19	14-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
786	13-Mar-19	11-Mar-19	14-Mar-19	15-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
787	14-Mar-19	12-Mar-19	15-Mar-19	18-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
788	15-Mar-19	13-Mar-19	18-Mar-19	19-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
789	18-Mar-19	14-Mar-19	19-Mar-19	20-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
790	19-Mar-19	15-Mar-19	20-Mar-19	21-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
791	19-Mar-19	16-Mar-19	20-Mar-19	21-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
792	19-Mar-19	17-Mar-19	20-Mar-19	21-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
793	20-Mar-19	18-Mar-19	21-Mar-19	22-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
794	21-Mar-19	19-Mar-19	22-Mar-19	25-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
795	22-Mar-19	20-Mar-19	25-Mar-19	26-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
796	25-Mar-19	21-Mar-19	26-Mar-19	27-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

797	26-Mar-19	22-Mar-19	27-Mar-19	28-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
798	26-Mar-19	23-Mar-19	27-Mar-19	28-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
799	26-Mar-19	24-Mar-19	27-Mar-19	28-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
800	27-Mar-19	25-Mar-19	28-Mar-19	29-Mar-19	22-Apr-19	All	1	1	0	1-Jan-19	1-Mar-19	31-Mar-19
801	28-Mar-19	26-Mar-19	29-Mar-19	1-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
802	29-Mar-19	27-Mar-19	1-Apr-19	2-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
803	1-Apr-19	28-Mar-19	2-Apr-19	3-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
804	2-Apr-19	29-Mar-19	3-Apr-19	4-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
805	2-Apr-19	30-Mar-19	3-Apr-19	4-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
806	2-Apr-19	31-Mar-19	3-Apr-19	4-Apr-19	21-May-19	All	1	1	1	1-Feb-19	1-Apr-19	30-Apr-19
807	3-Apr-19	1-Apr-19	4-Apr-19	5-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
808	4-Apr-19	2-Apr-19	5-Apr-19	8-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
809	5-Apr-19	3-Apr-19	8-Apr-19	9-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
810	8-Apr-19	4-Apr-19	9-Apr-19	10-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
811	9-Apr-19	5-Apr-19	10-Apr-19	11-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
812	9-Apr-19	6-Apr-19	10-Apr-19	11-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
813	9-Apr-19	7-Apr-19	10-Apr-19	11-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
814	10-Apr-19	8-Apr-19	11-Apr-19	12-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
815	11-Apr-19	9-Apr-19	12-Apr-19	15-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
816	12-Apr-19	10-Apr-19	15-Apr-19	16-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
817	15-Apr-19	11-Apr-19	16-Apr-19	17-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
818	16-Apr-19	12-Apr-19	17-Apr-19	18-Apr-19	21-May-19	All	1.33333333	1	0	1-Feb-19	1-Apr-19	30-Apr-19
819	16-Apr-19	13-Apr-19	17-Apr-19	18-Apr-19	21-May-19	All	1.33333333	1	0	1-Feb-19	1-Apr-19	30-Apr-19
820	16-Apr-19	14-Apr-19	17-Apr-19	18-Apr-19	21-May-19	All	1.33333333	1	0	1-Feb-19	1-Apr-19	30-Apr-19
821	17-Apr-19	15-Apr-19	18-Apr-19	22-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
822	18-Apr-19	16-Apr-19	22-Apr-19	23-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
823	22-Apr-19	17-Apr-19	23-Apr-19	24-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
824	23-Apr-19	18-Apr-19	24-Apr-19	25-Apr-19	21-May-19	All	0.5	1	0	1-Feb-19	1-Apr-19	30-Apr-19
825	23-Apr-19	19-Apr-19	24-Apr-19	25-Apr-19	21-May-19	All	0.5	1	0	1-Feb-19	1-Apr-19	30-Apr-19
826	24-Apr-19	20-Apr-19	25-Apr-19	26-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
827	24-Apr-19	21-Apr-19	25-Apr-19	26-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
828	24-Apr-19	22-Apr-19	25-Apr-19	26-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
829	25-Apr-19	23-Apr-19	26-Apr-19	29-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
830	26-Apr-19	24-Apr-19	29-Apr-19	30-Apr-19	21-May-19	All	1	1	0	1-Feb-19	1-Apr-19	30-Apr-19
831	29-Apr-19	25-Apr-19	30-Apr-19	1-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19
832	30-Apr-19	26-Apr-19	1-May-19	2-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19
833	30-Apr-19	27-Apr-19	1-May-19	2-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19
834	30-Apr-19	28-Apr-19	1-May-19	2-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19
835	1-May-19	29-Apr-19	2-May-19	3-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19
836	2-May-19	30-Apr-19	3-May-19	6-May-19	21-Jun-19	All	1	1	1	1-Mar-19	1-May-19	31-May-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

837	3-May-19	1-May-19	6-May-19	7-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
838	6-May-19	2-May-19	7-May-19	8-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
839	7-May-19	3-May-19	8-May-19	9-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
840	7-May-19	4-May-19	8-May-19	9-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
841	7-May-19	5-May-19	8-May-19	9-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
842	8-May-19	6-May-19	9-May-19	10-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
843	9-May-19	7-May-19	10-May-19	13-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
844	10-May-19	8-May-19	13-May-19	14-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
845	13-May-19	9-May-19	14-May-19	15-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
846	14-May-19	10-May-19	15-May-19	16-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
847	14-May-19	11-May-19	15-May-19	16-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
848	14-May-19	12-May-19	15-May-19	16-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
849	15-May-19	13-May-19	16-May-19	17-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
850	16-May-19	14-May-19	17-May-19	20-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
851	17-May-19	15-May-19	20-May-19	21-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
852	20-May-19	16-May-19	21-May-19	22-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
853	21-May-19	17-May-19	22-May-19	23-May-19	21-Jun-19	All	1.33333333	1	0	1-Mar-19	1-May-19	31-May-19
854	21-May-19	18-May-19	22-May-19	23-May-19	21-Jun-19	All	1.33333333	1	0	1-Mar-19	1-May-19	31-May-19
855	21-May-19	19-May-19	22-May-19	23-May-19	21-Jun-19	All	1.33333333	1	0	1-Mar-19	1-May-19	31-May-19
856	22-May-19	20-May-19	23-May-19	24-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
857	23-May-19	21-May-19	24-May-19	28-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
858	24-May-19	22-May-19	28-May-19	29-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
859	28-May-19	23-May-19	29-May-19	30-May-19	21-Jun-19	All	1	1	0	1-Mar-19	1-May-19	31-May-19
860	29-May-19	24-May-19	30-May-19	31-May-19	21-Jun-19	All	0.75	0.33333333	0	1-Mar-19	1-May-19	31-May-19
861	29-May-19	24-May-19	30-May-19	31-May-19	22-Jul-19	All	0.75	0.66666667	0	1-Mar-19	1-Jun-19	30-Jun-19
862	29-May-19	25-May-19	30-May-19	31-May-19	21-Jun-19	All	0.75	0.33333333	0	1-Mar-19	1-May-19	31-May-19
863	29-May-19	25-May-19	30-May-19	31-May-19	22-Jul-19	All	0.75	0.66666667	0	1-Mar-19	1-Jun-19	30-Jun-19
864	29-May-19	26-May-19	30-May-19	31-May-19	21-Jun-19	All	0.75	0.33333333	0	1-Mar-19	1-May-19	31-May-19
865	29-May-19	26-May-19	30-May-19	31-May-19	22-Jul-19	All	0.75	0.66666667	0	1-Mar-19	1-Jun-19	30-Jun-19
866	29-May-19	27-May-19	30-May-19	31-May-19	21-Jun-19	All	0.75	0.33333333	0	1-Mar-19	1-May-19	31-May-19
867	29-May-19	27-May-19	30-May-19	31-May-19	22-Jul-19	All	0.75	0.66666667	0	1-Mar-19	1-Jun-19	30-Jun-19
868	30-May-19	28-May-19	31-May-19	3-Jun-19	22-Jul-19	All	1	1	1	1-Apr-19	1-Jun-19	30-Jun-19
869	31-May-19	29-May-19	3-Jun-19	4-Jun-19	22-Jul-19	All	1	1	1	1-Apr-19	1-Jun-19	30-Jun-19
870	3-Jun-19	30-May-19	4-Jun-19	5-Jun-19	22-Jul-19	All	1	1	1	1-Apr-19	1-Jun-19	30-Jun-19
871	4-Jun-19	31-May-19	5-Jun-19	6-Jun-19	22-Jul-19	All	1	1	1	1-Apr-19	1-Jun-19	30-Jun-19
872	4-Jun-19	1-Jun-19	5-Jun-19	6-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
873	4-Jun-19	2-Jun-19	5-Jun-19	6-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
874	5-Jun-19	3-Jun-19	6-Jun-19	7-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
875	6-Jun-19	4-Jun-19	7-Jun-19	10-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
876	7-Jun-19	5-Jun-19	10-Jun-19	11-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

877	10-Jun-19	6-Jun-19	11-Jun-19	12-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
878	11-Jun-19	7-Jun-19	12-Jun-19	13-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
879	11-Jun-19	8-Jun-19	12-Jun-19	13-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
880	11-Jun-19	9-Jun-19	12-Jun-19	13-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
881	12-Jun-19	10-Jun-19	13-Jun-19	14-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
882	13-Jun-19	11-Jun-19	14-Jun-19	17-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
883	14-Jun-19	12-Jun-19	17-Jun-19	18-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
884	17-Jun-19	13-Jun-19	18-Jun-19	19-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
885	18-Jun-19	14-Jun-19	19-Jun-19	20-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
886	18-Jun-19	15-Jun-19	19-Jun-19	20-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
887	18-Jun-19	16-Jun-19	19-Jun-19	20-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
888	19-Jun-19	17-Jun-19	20-Jun-19	21-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
889	20-Jun-19	18-Jun-19	21-Jun-19	24-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
890	21-Jun-19	19-Jun-19	24-Jun-19	25-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
891	24-Jun-19	20-Jun-19	25-Jun-19	26-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
892	25-Jun-19	21-Jun-19	26-Jun-19	27-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
893	25-Jun-19	22-Jun-19	26-Jun-19	27-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
894	25-Jun-19	23-Jun-19	26-Jun-19	27-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
895	26-Jun-19	24-Jun-19	27-Jun-19	28-Jun-19	22-Jul-19	All	1	1	0	1-Apr-19	1-Jun-19	30-Jun-19
896	27-Jun-19	25-Jun-19	28-Jun-19	1-Jul-19	21-Aug-19	All	1	1	1	1-May-19	1-Jul-19	31-Jul-19
897	28-Jun-19	26-Jun-19	1-Jul-19	2-Jul-19	21-Aug-19	All	1	1	1	1-May-19	1-Jul-19	31-Jul-19
898	1-Jul-19	27-Jun-19	2-Jul-19	3-Jul-19	21-Aug-19	All	2	1	1	1-May-19	1-Jul-19	31-Jul-19
899	2-Jul-19	28-Jun-19	3-Jul-19	5-Jul-19	21-Aug-19	All	1	1	1	1-May-19	1-Jul-19	31-Jul-19
900	2-Jul-19	29-Jun-19	3-Jul-19	5-Jul-19	21-Aug-19	All	1	1	1	1-May-19	1-Jul-19	31-Jul-19
901	2-Jul-19	30-Jun-19	3-Jul-19	5-Jul-19	21-Aug-19	All	1	1	1	1-May-19	1-Jul-19	31-Jul-19
902	3-Jul-19	1-Jul-19	5-Jul-19	8-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
903	5-Jul-19	2-Jul-19	8-Jul-19	9-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
904	8-Jul-19	3-Jul-19	9-Jul-19	10-Jul-19	21-Aug-19	All	0.5	1	0	1-May-19	1-Jul-19	31-Jul-19
905	8-Jul-19	4-Jul-19	9-Jul-19	10-Jul-19	21-Aug-19	All	0.5	1	0	1-May-19	1-Jul-19	31-Jul-19
906	9-Jul-19	5-Jul-19	10-Jul-19	11-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
907	9-Jul-19	6-Jul-19	10-Jul-19	11-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
908	9-Jul-19	7-Jul-19	10-Jul-19	11-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
909	10-Jul-19	8-Jul-19	11-Jul-19	12-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
910	11-Jul-19	9-Jul-19	12-Jul-19	15-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
911	12-Jul-19	10-Jul-19	15-Jul-19	16-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
912	15-Jul-19	11-Jul-19	16-Jul-19	17-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
913	16-Jul-19	12-Jul-19	17-Jul-19	18-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
914	16-Jul-19	13-Jul-19	17-Jul-19	18-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
915	16-Jul-19	14-Jul-19	17-Jul-19	18-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
916	17-Jul-19	15-Jul-19	18-Jul-19	19-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

917	18-Jul-19	16-Jul-19	19-Jul-19	22-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
918	19-Jul-19	17-Jul-19	22-Jul-19	23-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
919	22-Jul-19	18-Jul-19	23-Jul-19	24-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
920	23-Jul-19	19-Jul-19	24-Jul-19	25-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
921	23-Jul-19	20-Jul-19	24-Jul-19	25-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
922	23-Jul-19	21-Jul-19	24-Jul-19	25-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
923	24-Jul-19	22-Jul-19	25-Jul-19	26-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
924	25-Jul-19	23-Jul-19	26-Jul-19	29-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
925	26-Jul-19	24-Jul-19	29-Jul-19	30-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
926	29-Jul-19	25-Jul-19	30-Jul-19	31-Jul-19	21-Aug-19	All	1	1	0	1-May-19	1-Jul-19	31-Jul-19
927	30-Jul-19	26-Jul-19	31-Jul-19	1-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
928	30-Jul-19	27-Jul-19	31-Jul-19	1-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
929	30-Jul-19	28-Jul-19	31-Jul-19	1-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
930	31-Jul-19	29-Jul-19	1-Aug-19	2-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
931	1-Aug-19	30-Jul-19	2-Aug-19	5-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
932	2-Aug-19	31-Jul-19	5-Aug-19	6-Aug-19	23-Sep-19	All	1	1	1	1-Jun-19	1-Aug-19	31-Aug-19
933	5-Aug-19	1-Aug-19	6-Aug-19	7-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
934	6-Aug-19	2-Aug-19	7-Aug-19	8-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
935	6-Aug-19	3-Aug-19	7-Aug-19	8-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
936	6-Aug-19	4-Aug-19	7-Aug-19	8-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
937	7-Aug-19	5-Aug-19	8-Aug-19	9-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
938	8-Aug-19	6-Aug-19	9-Aug-19	12-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
939	9-Aug-19	7-Aug-19	12-Aug-19	13-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
940	12-Aug-19	8-Aug-19	13-Aug-19	14-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
941	13-Aug-19	9-Aug-19	14-Aug-19	15-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
942	13-Aug-19	10-Aug-19	14-Aug-19	15-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
943	13-Aug-19	11-Aug-19	14-Aug-19	15-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
944	14-Aug-19	12-Aug-19	15-Aug-19	16-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
945	15-Aug-19	13-Aug-19	16-Aug-19	19-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
946	16-Aug-19	14-Aug-19	19-Aug-19	20-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
947	19-Aug-19	15-Aug-19	20-Aug-19	21-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
948	20-Aug-19	16-Aug-19	21-Aug-19	22-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
949	20-Aug-19	17-Aug-19	21-Aug-19	22-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
950	20-Aug-19	18-Aug-19	21-Aug-19	22-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
951	20-Aug-19	19-Aug-19	21-Aug-19	22-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
952	22-Aug-19	20-Aug-19	23-Aug-19	26-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
953	23-Aug-19	21-Aug-19	26-Aug-19	27-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
954	26-Aug-19	22-Aug-19	27-Aug-19	28-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
955	27-Aug-19	23-Aug-19	28-Aug-19	29-Aug-19	23-Sep-19	All	1.33333333	0.5	0	1-Jun-19	1-Aug-19	31-Aug-19
956	27-Aug-19	24-Aug-19	28-Aug-19	29-Aug-19	23-Sep-19	All	1.33333333	0.5	0	1-Jun-19	1-Aug-19	31-Aug-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

957	27-Aug-19	25-Aug-19	28-Aug-19	29-Aug-19	23-Sep-19	All	1.33333333	0.5	0	1-Jun-19	1-Aug-19	31-Aug-19
958	27-Aug-19	23-Aug-19	28-Aug-19	29-Aug-19	22-Oct-19	All	1.33333333	0.5	0	1-Jun-19	1-Sep-19	30-Sep-19
959	27-Aug-19	24-Aug-19	28-Aug-19	29-Aug-19	22-Oct-19	All	1.33333333	0.5	0	1-Jun-19	1-Sep-19	30-Sep-19
960	27-Aug-19	25-Aug-19	28-Aug-19	29-Aug-19	22-Oct-19	All	1.33333333	0.5	0	1-Jun-19	1-Sep-19	30-Sep-19
961	28-Aug-19	26-Aug-19	29-Aug-19	30-Aug-19	23-Sep-19	All	1	1	0	1-Jun-19	1-Aug-19	31-Aug-19
962	29-Aug-19	27-Aug-19	30-Aug-19	3-Sep-19	22-Oct-19	All	1	1	1	1-Jul-19	1-Sep-19	30-Sep-19
963	30-Aug-19	28-Aug-19	3-Sep-19	4-Sep-19	22-Oct-19	All	1	1	1	1-Jul-19	1-Sep-19	30-Sep-19
964	3-Sep-19	29-Aug-19	4-Sep-19	5-Sep-19	22-Oct-19	All	1	1	1	1-Jul-19	1-Sep-19	30-Sep-19
965	4-Sep-19	30-Aug-19	5-Sep-19	6-Sep-19	22-Oct-19	All	0.75	1	1	1-Jul-19	1-Sep-19	30-Sep-19
966	4-Sep-19	31-Aug-19	5-Sep-19	6-Sep-19	22-Oct-19	All	0.75	1	1	1-Jul-19	1-Sep-19	30-Sep-19
967	4-Sep-19	1-Sep-19	5-Sep-19	6-Sep-19	22-Oct-19	All	0.75	1	0	1-Jul-19	1-Sep-19	30-Sep-19
968	4-Sep-19	2-Sep-19	5-Sep-19	6-Sep-19	22-Oct-19	All	0.75	1	0	1-Jul-19	1-Sep-19	30-Sep-19
969	5-Sep-19	3-Sep-19	6-Sep-19	9-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
970	6-Sep-19	4-Sep-19	9-Sep-19	10-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
971	9-Sep-19	5-Sep-19	10-Sep-19	11-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
972	10-Sep-19	6-Sep-19	11-Sep-19	12-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
973	10-Sep-19	7-Sep-19	11-Sep-19	12-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
974	10-Sep-19	8-Sep-19	11-Sep-19	12-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
975	11-Sep-19	9-Sep-19	12-Sep-19	13-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
976	12-Sep-19	10-Sep-19	13-Sep-19	16-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
977	13-Sep-19	11-Sep-19	16-Sep-19	17-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
978	16-Sep-19	12-Sep-19	17-Sep-19	18-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
979	17-Sep-19	13-Sep-19	18-Sep-19	19-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
980	17-Sep-19	14-Sep-19	18-Sep-19	19-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
981	17-Sep-19	15-Sep-19	18-Sep-19	19-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
982	18-Sep-19	16-Sep-19	19-Sep-19	20-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
983	19-Sep-19	17-Sep-19	20-Sep-19	23-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
984	20-Sep-19	18-Sep-19	23-Sep-19	24-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
985	23-Sep-19	19-Sep-19	24-Sep-19	25-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
986	24-Sep-19	20-Sep-19	25-Sep-19	26-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
987	24-Sep-19	21-Sep-19	25-Sep-19	26-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
988	24-Sep-19	22-Sep-19	25-Sep-19	26-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
989	25-Sep-19	23-Sep-19	26-Sep-19	27-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
990	26-Sep-19	24-Sep-19	27-Sep-19	30-Sep-19	22-Oct-19	All	1	1	0	1-Jul-19	1-Sep-19	30-Sep-19
991	27-Sep-19	25-Sep-19	30-Sep-19	1-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19
992	30-Sep-19	26-Sep-19	1-Oct-19	2-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19
993	1-Oct-19	27-Sep-19	2-Oct-19	3-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19
994	1-Oct-19	28-Sep-19	2-Oct-19	3-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19
995	1-Oct-19	29-Sep-19	2-Oct-19	3-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19
996	2-Oct-19	30-Sep-19	3-Oct-19	4-Oct-19	22-Nov-19	All	1	1	1	1-Aug-19	1-Oct-19	31-Oct-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

997	3-Oct-19	1-Oct-19	4-Oct-19	7-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
998	4-Oct-19	2-Oct-19	7-Oct-19	8-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
999	7-Oct-19	3-Oct-19	8-Oct-19	9-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1000	8-Oct-19	4-Oct-19	9-Oct-19	10-Oct-19	22-Nov-19	All	1.33333333	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1001	8-Oct-19	5-Oct-19	9-Oct-19	10-Oct-19	22-Nov-19	All	1.33333333	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1002	8-Oct-19	6-Oct-19	9-Oct-19	10-Oct-19	22-Nov-19	All	1.33333333	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1003	9-Oct-19	7-Oct-19	10-Oct-19	11-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1004	10-Oct-19	8-Oct-19	11-Oct-19	15-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1005	11-Oct-19	9-Oct-19	15-Oct-19	16-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1006	15-Oct-19	10-Oct-19	16-Oct-19	17-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1007	16-Oct-19	11-Oct-19	17-Oct-19	18-Oct-19	22-Nov-19	All	0.75	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1008	16-Oct-19	12-Oct-19	17-Oct-19	18-Oct-19	22-Nov-19	All	0.75	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1009	16-Oct-19	13-Oct-19	17-Oct-19	18-Oct-19	22-Nov-19	All	0.75	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1010	16-Oct-19	14-Oct-19	17-Oct-19	18-Oct-19	22-Nov-19	All	0.75	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1011	17-Oct-19	15-Oct-19	18-Oct-19	21-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1012	18-Oct-19	16-Oct-19	21-Oct-19	22-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1013	21-Oct-19	17-Oct-19	22-Oct-19	23-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1014	22-Oct-19	18-Oct-19	23-Oct-19	24-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1015	22-Oct-19	19-Oct-19	23-Oct-19	24-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1016	22-Oct-19	20-Oct-19	23-Oct-19	24-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1017	23-Oct-19	21-Oct-19	24-Oct-19	25-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1018	24-Oct-19	22-Oct-19	25-Oct-19	28-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1019	25-Oct-19	23-Oct-19	28-Oct-19	29-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1020	28-Oct-19	24-Oct-19	29-Oct-19	30-Oct-19	22-Nov-19	All	1	1	0	1-Aug-19	1-Oct-19	31-Oct-19
1021	29-Oct-19	25-Oct-19	30-Oct-19	31-Oct-19	22-Nov-19	All	1	0.33333333	0	1-Aug-19	1-Oct-19	31-Oct-19
1022	29-Oct-19	26-Oct-19	30-Oct-19	31-Oct-19	22-Nov-19	All	1	0.33333333	0	1-Aug-19	1-Oct-19	31-Oct-19
1023	29-Oct-19	27-Oct-19	30-Oct-19	31-Oct-19	22-Nov-19	All	1	0.33333333	0	1-Aug-19	1-Oct-19	31-Oct-19
1024	29-Oct-19	25-Oct-19	30-Oct-19	31-Oct-19	20-Dec-19	All	1	0.66666667	0	1-Aug-19	1-Nov-19	30-Nov-19
1025	29-Oct-19	26-Oct-19	30-Oct-19	31-Oct-19	20-Dec-19	All	1	0.66666667	0	1-Aug-19	1-Nov-19	30-Nov-19
1026	29-Oct-19	27-Oct-19	30-Oct-19	31-Oct-19	20-Dec-19	All	1	0.66666667	0	1-Aug-19	1-Nov-19	30-Nov-19
1027	30-Oct-19	28-Oct-19	31-Oct-19	1-Nov-19	20-Dec-19	All	1	1	1	1-Sep-19	1-Nov-19	30-Nov-19
1028	31-Oct-19	29-Oct-19	1-Nov-19	4-Nov-19	20-Dec-19	All	1	1	1	1-Sep-19	1-Nov-19	30-Nov-19
1029	1-Nov-19	30-Oct-19	4-Nov-19	5-Nov-19	20-Dec-19	All	1	1	1	1-Sep-19	1-Nov-19	30-Nov-19
1030	4-Nov-19	31-Oct-19	5-Nov-19	6-Nov-19	20-Dec-19	All	1	1	1	1-Sep-19	1-Nov-19	30-Nov-19
1031	5-Nov-19	1-Nov-19	6-Nov-19	7-Nov-19	20-Dec-19	All	1.33333333	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1032	5-Nov-19	2-Nov-19	6-Nov-19	7-Nov-19	20-Dec-19	All	1.33333333	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1033	5-Nov-19	3-Nov-19	6-Nov-19	7-Nov-19	20-Dec-19	All	1.33333333	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1034	6-Nov-19	4-Nov-19	7-Nov-19	8-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1035	7-Nov-19	5-Nov-19	8-Nov-19	12-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1036	8-Nov-19	6-Nov-19	12-Nov-19	13-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1037	12-Nov-19	7-Nov-19	13-Nov-19	14-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1038	13-Nov-19	8-Nov-19	14-Nov-19	15-Nov-19	20-Dec-19	All	0.75	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1039	13-Nov-19	9-Nov-19	14-Nov-19	15-Nov-19	20-Dec-19	All	0.75	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1040	13-Nov-19	10-Nov-19	14-Nov-19	15-Nov-19	20-Dec-19	All	0.75	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1041	13-Nov-19	11-Nov-19	14-Nov-19	15-Nov-19	20-Dec-19	All	0.75	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1042	14-Nov-19	12-Nov-19	15-Nov-19	18-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1043	15-Nov-19	13-Nov-19	18-Nov-19	19-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1044	18-Nov-19	14-Nov-19	19-Nov-19	20-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1045	19-Nov-19	15-Nov-19	20-Nov-19	21-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1046	19-Nov-19	16-Nov-19	20-Nov-19	21-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1047	19-Nov-19	17-Nov-19	20-Nov-19	21-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1048	20-Nov-19	18-Nov-19	21-Nov-19	22-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1049	21-Nov-19	19-Nov-19	22-Nov-19	25-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1050	22-Nov-19	20-Nov-19	25-Nov-19	26-Nov-19	20-Dec-19	All	1	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1051	25-Nov-19	21-Nov-19	26-Nov-19	27-Nov-19	20-Dec-19	All	2	1	0	1-Sep-19	1-Nov-19	30-Nov-19
1052	26-Nov-19	22-Nov-19	27-Nov-19	29-Nov-19	20-Dec-19	All	1	0.66666667	0	1-Sep-19	1-Nov-19	30-Nov-19
1053	26-Nov-19	22-Nov-19	27-Nov-19	29-Nov-19	23-Jan-20	All	1	0.33333333	0	1-Sep-19	1-Dec-19	31-Dec-19
1054	26-Nov-19	23-Nov-19	27-Nov-19	29-Nov-19	20-Dec-19	All	1	0.66666667	0	1-Sep-19	1-Nov-19	30-Nov-19
1055	26-Nov-19	23-Nov-19	27-Nov-19	29-Nov-19	23-Jan-20	All	1	0.33333333	0	1-Sep-19	1-Dec-19	31-Dec-19
1056	26-Nov-19	24-Nov-19	27-Nov-19	29-Nov-19	20-Dec-19	All	1	0.66666667	0	1-Sep-19	1-Nov-19	30-Nov-19
1057	26-Nov-19	24-Nov-19	27-Nov-19	29-Nov-19	23-Jan-20	All	1	0.33333333	0	1-Sep-19	1-Dec-19	31-Dec-19
1058	27-Nov-19	25-Nov-19	29-Nov-19	2-Dec-19	23-Jan-20	All	1	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1059	29-Nov-19	26-Nov-19	2-Dec-19	3-Dec-19	23-Jan-20	All	1	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1060	2-Dec-19	27-Nov-19	3-Dec-19	4-Dec-19	23-Jan-20	All	0.5	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1061	2-Dec-19	28-Nov-19	3-Dec-19	4-Dec-19	23-Jan-20	All	0.5	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1062	3-Dec-19	29-Nov-19	4-Dec-19	5-Dec-19	23-Jan-20	All	1	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1063	3-Dec-19	30-Nov-19	4-Dec-19	5-Dec-19	23-Jan-20	All	1	1	1	1-Oct-19	1-Dec-19	31-Dec-19
1064	3-Dec-19	1-Dec-19	4-Dec-19	5-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1065	4-Dec-19	2-Dec-19	5-Dec-19	6-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1066	5-Dec-19	3-Dec-19	6-Dec-19	9-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1067	6-Dec-19	4-Dec-19	9-Dec-19	10-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1068	9-Dec-19	5-Dec-19	10-Dec-19	11-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1069	10-Dec-19	6-Dec-19	11-Dec-19	12-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1070	10-Dec-19	7-Dec-19	11-Dec-19	12-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1071	10-Dec-19	8-Dec-19	11-Dec-19	12-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1072	11-Dec-19	9-Dec-19	12-Dec-19	13-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1073	12-Dec-19	10-Dec-19	13-Dec-19	16-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1074	13-Dec-19	11-Dec-19	16-Dec-19	17-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1075	16-Dec-19	12-Dec-19	17-Dec-19	18-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1076	17-Dec-19	13-Dec-19	18-Dec-19	19-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1077	17-Dec-19	14-Dec-19	18-Dec-19	19-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1078	17-Dec-19	15-Dec-19	18-Dec-19	19-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1079	18-Dec-19	16-Dec-19	19-Dec-19	20-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1080	19-Dec-19	17-Dec-19	20-Dec-19	23-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1081	20-Dec-19	18-Dec-19	23-Dec-19	24-Dec-19	23-Jan-20	All	2	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1082	23-Dec-19	19-Dec-19	24-Dec-19	26-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1083	24-Dec-19	20-Dec-19	26-Dec-19	27-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1084	24-Dec-19	21-Dec-19	26-Dec-19	27-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1085	24-Dec-19	22-Dec-19	26-Dec-19	27-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1086	26-Dec-19	23-Dec-19	27-Dec-19	30-Dec-19	23-Jan-20	All	1	1	0	1-Oct-19	1-Dec-19	31-Dec-19
1087	27-Dec-19	24-Dec-19	30-Dec-19	31-Dec-19	23-Jan-20	All	1	0.5	0	1-Oct-19	1-Dec-19	31-Dec-19
1088	27-Dec-19	24-Dec-19	30-Dec-19	31-Dec-19	24-Feb-20	All	1	0.5	0	1-Oct-19	1-Jan-20	31-Jan-20
1089	27-Dec-19	25-Dec-19	30-Dec-19	31-Dec-19	23-Jan-20	All	1	0.5	0	1-Oct-19	1-Dec-19	31-Dec-19
1090	27-Dec-19	25-Dec-19	30-Dec-19	31-Dec-19	24-Feb-20	All	1	0.5	0	1-Oct-19	1-Jan-20	31-Jan-20
1091	30-Dec-19	26-Dec-19	31-Dec-19	2-Jan-20	24-Feb-20	All	1	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1092	31-Dec-19	27-Dec-19	2-Jan-20	3-Jan-20	24-Feb-20	All	1	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1093	31-Dec-19	28-Dec-19	2-Jan-20	3-Jan-20	24-Feb-20	All	1	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1094	31-Dec-19	29-Dec-19	2-Jan-20	3-Jan-20	24-Feb-20	All	1	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1095	2-Jan-20	30-Dec-19	3-Jan-20	6-Jan-20	24-Feb-20	All	1	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1096	3-Jan-20	31-Dec-19	6-Jan-20	7-Jan-20	24-Feb-20	All	0.5	1	1	1-Nov-19	1-Jan-20	31-Jan-20
1097	3-Jan-20	1-Jan-20	6-Jan-20	7-Jan-20	24-Feb-20	All	0.5	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1098	6-Jan-20	2-Jan-20	7-Jan-20	8-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1099	7-Jan-20	3-Jan-20	8-Jan-20	9-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1100	7-Jan-20	4-Jan-20	8-Jan-20	9-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1101	7-Jan-20	5-Jan-20	8-Jan-20	9-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1102	8-Jan-20	6-Jan-20	9-Jan-20	10-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1103	9-Jan-20	7-Jan-20	10-Jan-20	13-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1104	10-Jan-20	8-Jan-20	13-Jan-20	14-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1105	13-Jan-20	9-Jan-20	14-Jan-20	15-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1106	14-Jan-20	10-Jan-20	15-Jan-20	16-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1107	14-Jan-20	11-Jan-20	15-Jan-20	16-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1108	14-Jan-20	12-Jan-20	15-Jan-20	16-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1109	15-Jan-20	13-Jan-20	16-Jan-20	17-Jan-20	24-Feb-20	All	2	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1110	16-Jan-20	14-Jan-20	17-Jan-20	21-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1111	17-Jan-20	15-Jan-20	21-Jan-20	22-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1112	21-Jan-20	16-Jan-20	22-Jan-20	23-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1113	22-Jan-20	17-Jan-20	23-Jan-20	24-Jan-20	24-Feb-20	All	0.75	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1114	22-Jan-20	18-Jan-20	23-Jan-20	24-Jan-20	24-Feb-20	All	0.75	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1115	22-Jan-20	19-Jan-20	23-Jan-20	24-Jan-20	24-Feb-20	All	0.75	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1116	22-Jan-20	20-Jan-20	23-Jan-20	24-Jan-20	24-Feb-20	All	0.75	1	0	1-Nov-19	1-Jan-20	31-Jan-20

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1117	23-Jan-20	21-Jan-20	24-Jan-20	27-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1118	24-Jan-20	22-Jan-20	27-Jan-20	28-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1119	27-Jan-20	23-Jan-20	28-Jan-20	29-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1120	28-Jan-20	24-Jan-20	29-Jan-20	30-Jan-20	24-Feb-20	All	1	0.33333333	0	1-Nov-19	1-Jan-20	31-Jan-20
1121	28-Jan-20	25-Jan-20	29-Jan-20	30-Jan-20	24-Feb-20	All	1	0.33333333	0	1-Nov-19	1-Jan-20	31-Jan-20
1122	28-Jan-20	26-Jan-20	29-Jan-20	30-Jan-20	24-Feb-20	All	1	0.33333333	0	1-Nov-19	1-Jan-20	31-Jan-20
1123	28-Jan-20	24-Jan-20	29-Jan-20	30-Jan-20	20-Mar-20	All	1	0.66666667	0	1-Nov-19	1-Feb-20	29-Feb-20
1124	28-Jan-20	25-Jan-20	29-Jan-20	30-Jan-20	20-Mar-20	All	1	0.66666667	0	1-Nov-19	1-Feb-20	29-Feb-20
1125	28-Jan-20	26-Jan-20	29-Jan-20	30-Jan-20	20-Mar-20	All	1	0.66666667	0	1-Nov-19	1-Feb-20	29-Feb-20
1126	29-Jan-20	27-Jan-20	30-Jan-20	31-Jan-20	24-Feb-20	All	1	1	0	1-Nov-19	1-Jan-20	31-Jan-20
1127	30-Jan-20	28-Jan-20	31-Jan-20	3-Feb-20	20-Mar-20	All	1	1	1	1-Dec-19	1-Feb-20	29-Feb-20
1128	31-Jan-20	29-Jan-20	3-Feb-20	4-Feb-20	20-Mar-20	All	1	1	1	1-Dec-19	1-Feb-20	29-Feb-20
1129	3-Feb-20	30-Jan-20	4-Feb-20	5-Feb-20	20-Mar-20	All	1	1	1	1-Dec-19	1-Feb-20	29-Feb-20
1130	4-Feb-20	31-Jan-20	5-Feb-20	6-Feb-20	20-Mar-20	All	1	1	1	1-Dec-19	1-Feb-20	29-Feb-20
1131	4-Feb-20	1-Feb-20	5-Feb-20	6-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1132	4-Feb-20	2-Feb-20	5-Feb-20	6-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1133	5-Feb-20	3-Feb-20	6-Feb-20	7-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1134	6-Feb-20	4-Feb-20	7-Feb-20	10-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1135	7-Feb-20	5-Feb-20	10-Feb-20	11-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1136	10-Feb-20	6-Feb-20	11-Feb-20	12-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1137	11-Feb-20	7-Feb-20	12-Feb-20	13-Feb-20	20-Mar-20	All	1.33333333	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1138	11-Feb-20	8-Feb-20	12-Feb-20	13-Feb-20	20-Mar-20	All	1.33333333	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1139	11-Feb-20	9-Feb-20	12-Feb-20	13-Feb-20	20-Mar-20	All	1.33333333	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1140	12-Feb-20	10-Feb-20	13-Feb-20	14-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1141	13-Feb-20	11-Feb-20	14-Feb-20	18-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1142	14-Feb-20	12-Feb-20	18-Feb-20	19-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1143	18-Feb-20	13-Feb-20	19-Feb-20	20-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1144	19-Feb-20	14-Feb-20	20-Feb-20	21-Feb-20	20-Mar-20	All	0.75	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1145	19-Feb-20	15-Feb-20	20-Feb-20	21-Feb-20	20-Mar-20	All	0.75	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1146	19-Feb-20	16-Feb-20	20-Feb-20	21-Feb-20	20-Mar-20	All	0.75	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1147	19-Feb-20	17-Feb-20	20-Feb-20	21-Feb-20	20-Mar-20	All	0.75	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1148	20-Feb-20	18-Feb-20	21-Feb-20	24-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1149	21-Feb-20	19-Feb-20	24-Feb-20	25-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1150	24-Feb-20	20-Feb-20	25-Feb-20	26-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1151	25-Feb-20	21-Feb-20	26-Feb-20	27-Feb-20	20-Mar-20	All	1	0.66666667	0	1-Dec-19	1-Feb-20	29-Feb-20
1152	25-Feb-20	22-Feb-20	26-Feb-20	27-Feb-20	20-Mar-20	All	1	0.66666667	0	1-Dec-19	1-Feb-20	29-Feb-20
1153	25-Feb-20	23-Feb-20	26-Feb-20	27-Feb-20	20-Mar-20	All	1	0.66666667	0	1-Dec-19	1-Feb-20	29-Feb-20
1154	25-Feb-20	21-Feb-20	26-Feb-20	27-Feb-20	22-Apr-20	All	1	0.33333333	0	1-Dec-19	1-Mar-20	31-Mar-20
1155	25-Feb-20	22-Feb-20	26-Feb-20	27-Feb-20	22-Apr-20	All	1	0.33333333	0	1-Dec-19	1-Mar-20	31-Mar-20
1156	25-Feb-20	23-Feb-20	26-Feb-20	27-Feb-20	22-Apr-20	All	1	0.33333333	0	1-Dec-19	1-Mar-20	31-Mar-20

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1157	26-Feb-20	24-Feb-20	27-Feb-20	28-Feb-20	20-Mar-20	All	1	1	0	1-Dec-19	1-Feb-20	29-Feb-20
1158	27-Feb-20	25-Feb-20	28-Feb-20	2-Mar-20	22-Apr-20	All	1	1	1	1-Jan-20	1-Mar-20	31-Mar-20
1159	28-Feb-20	26-Feb-20	2-Mar-20	3-Mar-20	22-Apr-20	All	1	1	1	1-Jan-20	1-Mar-20	31-Mar-20
1160	2-Mar-20	27-Feb-20	3-Mar-20	4-Mar-20	22-Apr-20	All	1	1	1	1-Jan-20	1-Mar-20	31-Mar-20
1161	3-Mar-20	28-Feb-20	4-Mar-20	5-Mar-20	22-Apr-20	All	1	1	1	1-Jan-20	1-Mar-20	31-Mar-20
1162	3-Mar-20	29-Feb-20	4-Mar-20	5-Mar-20	22-Apr-20	All	1	1	1	1-Jan-20	1-Mar-20	31-Mar-20
1163	3-Mar-20	1-Mar-20	4-Mar-20	5-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1164	4-Mar-20	2-Mar-20	5-Mar-20	6-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1165	5-Mar-20	3-Mar-20	6-Mar-20	9-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1166	6-Mar-20	4-Mar-20	9-Mar-20	10-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1167	9-Mar-20	5-Mar-20	10-Mar-20	11-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1168	10-Mar-20	6-Mar-20	11-Mar-20	12-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1169	10-Mar-20	7-Mar-20	11-Mar-20	12-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1170	10-Mar-20	8-Mar-20	11-Mar-20	12-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1171	11-Mar-20	9-Mar-20	12-Mar-20	13-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1172	12-Mar-20	10-Mar-20	13-Mar-20	16-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1173	13-Mar-20	11-Mar-20	16-Mar-20	17-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1174	16-Mar-20	12-Mar-20	17-Mar-20	18-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1175	17-Mar-20	13-Mar-20	18-Mar-20	19-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1176	17-Mar-20	14-Mar-20	18-Mar-20	19-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1177	17-Mar-20	15-Mar-20	18-Mar-20	19-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1178	18-Mar-20	16-Mar-20	19-Mar-20	20-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1179	19-Mar-20	17-Mar-20	20-Mar-20	23-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1180	20-Mar-20	18-Mar-20	23-Mar-20	24-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1181	23-Mar-20	19-Mar-20	24-Mar-20	25-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1182	24-Mar-20	20-Mar-20	25-Mar-20	26-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1183	24-Mar-20	21-Mar-20	25-Mar-20	26-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1184	24-Mar-20	22-Mar-20	25-Mar-20	26-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1185	25-Mar-20	23-Mar-20	26-Mar-20	27-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1186	26-Mar-20	24-Mar-20	27-Mar-20	30-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1187	27-Mar-20	25-Mar-20	30-Mar-20	31-Mar-20	22-Apr-20	All	1	1	0	1-Jan-20	1-Mar-20	31-Mar-20
1188	30-Mar-20	26-Mar-20	31-Mar-20	1-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1189	31-Mar-20	27-Mar-20	1-Apr-20	2-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1190	31-Mar-20	28-Mar-20	1-Apr-20	2-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1191	31-Mar-20	29-Mar-20	1-Apr-20	2-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1192	1-Apr-20	30-Mar-20	2-Apr-20	3-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1193	2-Apr-20	31-Mar-20	3-Apr-20	6-Apr-20	21-May-20	All	1	1	1	1-Feb-20	1-Apr-20	30-Apr-20
1194	3-Apr-20	1-Apr-20	6-Apr-20	7-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1195	6-Apr-20	2-Apr-20	7-Apr-20	8-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1196	7-Apr-20	3-Apr-20	8-Apr-20	9-Apr-20	21-May-20	All	1.33333333	1	0	1-Feb-20	1-Apr-20	30-Apr-20

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

1197	7-Apr-20	4-Apr-20	8-Apr-20	9-Apr-20	21-May-20	All	1.33333333	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1198	7-Apr-20	5-Apr-20	8-Apr-20	9-Apr-20	21-May-20	All	1.33333333	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1199	8-Apr-20	6-Apr-20	9-Apr-20	13-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1200	9-Apr-20	7-Apr-20	13-Apr-20	14-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1201	13-Apr-20	8-Apr-20	14-Apr-20	15-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1202	14-Apr-20	9-Apr-20	15-Apr-20	16-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1203	15-Apr-20	10-Apr-20	16-Apr-20	17-Apr-20	21-May-20	All	0.75	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1204	15-Apr-20	11-Apr-20	16-Apr-20	17-Apr-20	21-May-20	All	0.75	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1205	15-Apr-20	12-Apr-20	16-Apr-20	17-Apr-20	21-May-20	All	0.75	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1206	15-Apr-20	13-Apr-20	16-Apr-20	17-Apr-20	21-May-20	All	0.75	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1207	16-Apr-20	14-Apr-20	17-Apr-20	20-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1208	17-Apr-20	15-Apr-20	20-Apr-20	21-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1209	20-Apr-20	16-Apr-20	21-Apr-20	22-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1210	21-Apr-20	17-Apr-20	22-Apr-20	23-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1211	21-Apr-20	18-Apr-20	22-Apr-20	23-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1212	21-Apr-20	19-Apr-20	22-Apr-20	23-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1213	22-Apr-20	20-Apr-20	23-Apr-20	24-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1214	23-Apr-20	21-Apr-20	24-Apr-20	27-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1215	24-Apr-20	22-Apr-20	27-Apr-20	28-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1216	27-Apr-20	23-Apr-20	28-Apr-20	29-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1217	28-Apr-20	24-Apr-20	29-Apr-20	30-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1218	28-Apr-20	25-Apr-20	29-Apr-20	30-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20
1219	28-Apr-20	26-Apr-20	29-Apr-20	30-Apr-20	21-May-20	All	1	1	0	1-Feb-20	1-Apr-20	30-Apr-20

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE H
Form of Inventory Reports
DAILY CRUDE INVENTORY AND METERS

Tank #	Inv. Date				End Inv.
â	à	LOCAL	TANK GAUGES
		DATE	12/1/2016	å
								MAX	MAX	AVAILABLE	MIN	MIN	AVAILABLE
	GAUGE		BARRELS	BARRELS			TANK #	GAUGE	BARRELS	STORAGE	GAUGE	BARRELS	CRUDE	Tank#
TANK NO.	FT.	IN.	TODAY	YESTERDAY	CHANGE		=====	=====	=====	=====	=====	=====	=====	====
120	22	2.75	44,714	40,565	4,149		120	32FT. 0IN	64,391	19,677	FT10.IN0	20,115	24,599	120
192	31	4.75	97,395	100,608	(3,213)	935	192	43FT. 6IN	135,439	38,044	7FT. 0IN	21,593	75,802	123
427	0	0	0	0	0		427	28FT. 0IN	51,211	51,211	2FT. 0IN	3,493	(3,493)	427
433	0	0	0	0	0		433	38FT. 0IN	53,002	53,002	2FT. 0IN	2,605	(2,605)	433
120A	0	0	0	0	0		120A	19FT. 0IN	36,708	36,708	2FT. 0IN	3,871	(3,871)	120A
121A	10	1.5	19,577	22,593	(3,016)		121A	38FT. 0IN	73,385	53,808	7FT. 6IN	14,510	5,067	121A
125A	15	8.25	26,829	25,653	1,176		125A	25FT. 0IN	42,750	15,921	7FT. 8IN	13,256	13,573	125A
170A	7	0	24,645	24,645	0		170A	31FT. 0IN	110,608	85,963	4FT. 3IN	14,300	10,345	170A
							410	37FT. 6IN	75,420	75,420	2FT. 0IN	4,044	(4,044)	410
130 A	2	0.5	3,560	3,560	0		130 A	31FT. 0IN	54,064	50,504	1FT. 0IN	1,722	1,838	414
124 A	1	11.5	3,416	3,416	0		124A	28FT. 0IN	48,804	45,388	1FT. 0IN	1,743	1,673	301
302	0	0	0	0	0		302	28FT. 0IN	4,685	4,685	2FT. 0IN	337	(337)	302
303	0	0	0	0	0		303	28FT. 0IN	4,787	4,787	2FT. 0IN	342	(342)	303
304	1	2.5	207	207	0		304	28FT. 0IN	4,790	4,583	2FT. 0IN	342	(135)	304
305	7	7.5	1,304	1,186	118		305	28FT. 0IN	4,788	3,484	2FT. 0IN	342	962	305
306	0	0	0	0	0		306	28FT. 0IN	4,788	4,788	2FT. 0IN	342	(342)	306
307	1	5.5	249	249	0		307	28FT. 0IN	4,788	4,539	2FT. 0IN	342	(93)	307
308	1	5.5	249	249	0		308	28FT. 0IN	4,789	4,540	2FT. 0IN	342	(93)	308
309	14	11.75	12,728	12,250	478		309	28FT. 0IN	23,793	11,065	2FT. 0IN	1,700	11,028	309
310	15	2	12,884	12,318	566		310	28FT. 0IN	23,788	10,904	4FT. 0IN	3,389	9,495	310
311	15	10.75	5,370	5,117	253		311	28FT. 0IN	9,450	4,080	2FT. 0IN	676	4,694	311
361	2	4.5	242	432	(189)		361	13FT. 0IN	1,326	1,084	2FT. 0IN	204	38	361
362	3	0	306	306	0		362	13FT. 0IN	1,326	1,020	2FT. 0IN	204	102	362
359	0	0	0	0	0		359	13FT. 0IN	421	421	2FT. 0IN	65	(65)	359
7135	3	5.25	1,463	1,481	(18)		7135	23FT. 0IN	9,745	8,282	2FT. 0IN	856	607	7135
99160	0	0	0	0	0		99160	23FT. 0IN	4,801	4,801	2FT. 0IN	418	(418)	99160
3089	0	0	0	0	0		3089	15FT. 0IN	497	497	1FT. 0IN	33	(33)	3089
3090	0	0	0	0	0		3090	15FT. 0IN	497	497	1FT. 0IN	33	(33)	3090
7173 H	0	0	0	0	0		7173	23FT. 0IN	2,856	2,856	2FT, 0IN	263	(263)	7173
7215	2	1.75	448	448	0		7215	23FT. 0IN	4,805	4,357	2FT. 0IN	418	30	7215
7142	0	0	0	0	0		7142	15FT. 0IN	974	974	1FT. 7IN	103	(103)	7142
7174	2	5.75	161	158	3		7174	15FT. 0IN	974	813	1FT. 7IN	103	58	7174
325	2	4.75	155	193	(38)		325	15FT. 0IN	971	816	1FT. 9IN	113	42	325
7184	2	4.75	156	156	0		7184	15FT. 0IN	977	821	1FT. 5IN	95	61	7184

8852	0	0	0	0	0		8852	14FT. 0IN	195	195	1FT. 0IN	14	(14)	8852
8853	1	0	14	14	0		8853	14FT. 0IN	194	180	1FT. 0IN	14	—	8853
5849	0	0	0	0	0		5849	7FT. 0IN	232	232	1FT. 0IN	33	(33)	5849
435	5	8	6,899	3,551	3,348		435	27FT. 0IN	32,854	25,955	3FT. 6IN	4,260	2,639	435
110	10	9	19,479	19,177	302	TOTAL	110	27Ft. 0in.	48,924	29,445	4FT. 0IN	8,088	11,391
437	21	9	36,378	36,521	(142)	SAUDI	437	27FT. 0IN	46,062	9,684	7FT. 0IN	11,210	25,168	437
2002	23	2.5	46,361	62,764	(16,402)	90,093	2002	41Ft. 0IN.	82,738	36,377	7FT. 0IN	14,126	32,235	2002
2013	22	1	43,731	61,877	(18,146)		2013	41Ft. 0IN.	82,656	38,925	7FT. 0IN	14,112	29,619	2013
337	2	8	454	380	74
410	0	8.5	1,425	1,425	0
369	0	0	0	0	0		369	14FT. 0IN	908	908	2FT. 0IN	130	(130)	369
370	7	8.75	965	1,041	(75)		370	20FT. 0IN	2,509	1,544	5FT. 0IN	621	344	370
7196	0	10	54	54	0		7196	14FT. 0IN	909	855	1FT. 0IN	65	(11)	7196
7197	0	11.25	61	61	0		7197	14FT. 0IN	909	848	1FT. 0IN	65	(4)	7197
7198	7	11	3,351	3,527	(176)		7198	18FT. 0IN	7,830	4,479	6FT. 0IN	2,540	811	7198
4596	0	0	0	0	0		4596	15FT. 0IN	974	974	1FT. 6IN	97	(97)	4596

							354	15FT. 0IN	1,002	1,002	1FT. 0IN	67	(67)	354
							342	22FT. 0IN	4,596	4,596	0FT. 6IN	105	(105)	342
343	11	5	2,422	3,252	(831)		343	22FT. 0IN	4,668	2,246	0FT. 9IN	159	2,263	5714

13650	0	0	0	0	0		13650	18FT. 6IN	370	370	2FT. 0IN	40	(40)	13650
88688	0	0	0	0	0		88688	26FT. 0IN	436	436	2FT. 0IN	34	(34)	88688
13653	0	0	0	0	0		13563	18FT. 6IN	370	370				13653

364	0	0	0	0	0
8000	0	0	0	0	0		8000	23FT. 0IN	4,804	4,804	2FT. 0IN	418	(418)	8000
Insert Slop Barrels				1,027			112	28FT. 0IN	51,429	51,429	3FT. 0IN	5,510	(5,510)	112
363	2	9	117	114	3		363	11FT. 0IN	469	352	1FT. 0IN	43	74	363
								TOTAL	1,061,523
	TOTAL TODAY		389,967		DATE
	PREVIOUS TOTAL		425,395		12/1/2016
	TOTAL CHANGE		(35,427)					SAND HILL	MAGNOLIA	CONSTAN	AMER	SMACK
								57,721	140,385	51,211	155,692	47,983

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

	Local Meters	DATE	12/1/2016
		TODAYS	PREVIOUS	METER
METER	LOCATION	READING	READING	FACTOR	CHANGE

R-1	ELDO	34,979,350	34,954,040	1.0028	25,381
R-2	ELDO	32,433,880	32,410,770	1.0037	23,196
R-3	ELDO	33,625,100	33,601,040	1.0032	24,137
M Mtr.	ELDO	573,243	572,270	1.0550	1,027
EPL #3	ELDO	37,707,870	37,675,440	0.9935	32,219
EPL #4	ELDO	9,581,398	9,549,660	1.0036	31,852
H Mtr.	ELDO	312,542	308,500	1.0007	4,045
ORA-1	ELDO	4,507,556	4,507,556	1.0287	—
ORA-2	ELDO	8,143,285	8,143,285	1.0027	—
Meter #45	AMER	53,430	52,384	1.0000	1,046
RailTran	ELDO	6,774,629	6,774,629	1.0010	—
1	AMER	1,103,303	1,103,160	1.0366	148
F.T.121A #1	AMER	314,272	312,722	1.0000	1,550
F.T.121A #2	AMER	751,070	750,750	1.0133	324
LOTT RailCar	REFINERY	3,690,678	3,690,678	1.0008	—
SMK.TR #1	SMACKOVER	1,127,599	1,126,971	1.0005	628
SMK.TR #2	SMACKOVER	415,918	413,722	0.9986	2,193
LOUANN	SMACKOVER	2,439,380	2,438,889	1.0000	491
"R" Meter	REFINERY	4,508,829	4,504,036	0.9994	4,790
F.T. to Cross	SMACKOVER	503,368	503,368	0.9978	—
SMK. Mtr. #18	SMACKOVER	8,805,781	8,803,478	1.0302	2,373
SW Energy	AMER	81,089	81,089	1.0003	—
F.T.MTR 370	STEPHENS	152,957	152,610	1.0030	348
[*CONFIDENTIAL*]	STEPHENS	788,157	787,352	0.9881	795
2	SHULER	2,262,858	2,262,858	0.9968	—
3	SHULER	6,167,568	6,166,105	0.9990	1,462
BATT "N"	SHULER	1,286,706	1,286,590	0.9968	116
BATT "D"	SHULER	78,900	78,777	0.9977	123
Meter #46	SMACKOVER	747,323	743,300	1.0044	4,041
#27	URBANA M/L	5,267,458	5,267,458	0.9998	—
#28 MTR.	LICK CR.	1,175,915	1,175,915	1.0351	—
Meter #47	MAG.	78,922	77,876	0.9979	1,044
[*CONFIDENTIAL*]	TANK #110	7,495,660	7,491,380	1.0000	4,280
[*CONFIDENTIAL*]	TANK #110	7,565,832	7,561,528	0.9987	4,298
ELD. MTR. M-1	MAG.	84,857,430	84,826,950	1.0061	30,666
ELD. MTR. M-2	MAG.	87,620,480	87,588,420	0.9994	32,041

Big Heart #3	Comp P/O	15,719,963	15,715,700	0.9979	4,254
Finney #4	MAG.	54,304,580	54,299,310	1.0005	5,273
Finney #5	MAG.	51,941,940	51,936,180	1.0028	5,776
Finney #6	MAG.	9,549,899	9,544,440	1.0011	5,465
60	MAG.	2,970,402	2,970,402	0.9983	—
61 (M)	MAG.	5,296,237	5,292,710	0.9984	3,521
E	MAG.	978,150	976,910	1.0009	1,241
F (M)	MAG.	2,834,550	2,833,320	0.9981	1,228
D-04	MAG.	266,714	266,714	1.0108	—
T (FT # 1)	MAG.	2,371,931	2,370,299	0.9981	1,629
M-4	MAG.	1,071,219	1,071,219	0.9999	—	ö	Mid-Valley Receipts
M-7	MAG.	13,455,260	13,442,950	1.0010	12,310
L-7	MAG.	2,220,867	2,220,437	0.9905	426
MPC Finney-1	Do Not Enter	25,967,040	25,967,040	0.9978	—
MPC Finney-2	Reading On	24,394,220	24,394,220	0.9983	—
MPC Finney-4	This sheet	23,852,210	23,852,210	0.9987	—
[*CONFIDENTIAL*]	MAG.	2,570,695	2,568,817	1.0029	1,883
[*CONFIDENTIAL*]	MidValley	7,891,381	7,883,878	0.9967	7,478
[*CONFIDENTIAL*]	Haynesville	1,285,640	1,283,760	1.0035	1,887
[*CONFIDENTIAL*]	South Haynes	90,863	90,863	1.0301	—
[*CONFIDENTIAL*]	FOUKE	4,620	4,463	1.0000	157
[*CONFIDENTIAL*]	FOUKE	328,747	328,297	1.0080	454
[*CONFIDENTIAL*]	FOUKE	512,196	511,323	1.0000	873
[*CONFIDENTIAL*]	Haynesville	2,648,450	2,648,450	1.0000	—
F. Thompson	ROOK	1,728,114	1,727,063	1.0000	1,051
[*CONFIDENTIAL*]	BUCKNER	795,095	794,154	1.0052	946
[*CONFIDENTIAL*]	North Haynes	890,358	889,185	1.0038	1,177
[*CONFIDENTIAL*]	Haynesville	3,222,830	3,222,830	1.0007	—
[*CONFIDENTIAL*]	Center Haynes	398,280	397,060	0.9989	1,219
[*CONFIDENTIAL*]	Tank 410	2,335,892	2,335,892	1.0000	—
[*CONFIDENTIAL*]	Tank 410	1,312,361	1,312,361	1.0000	—
[*CONFIDENTIAL*]	110 Tank	2,951,637	2,951,637	1	—
[*CONFIDENTIAL*]	Leesburg	135,616	135,616	1.0042	—

Schedule H-2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

FINNEY METER REPORT
Computer		READINGS	READINGS		NET
FINNEY #1	Shreveport	26448600	26448600	0.9983	0
FINNEY #2	Shreveport	24761690	24761690	0.9987	0
FINNEY #3	Shreveport	24207790	24207790	0.9984	0	ö	[*CONFIDENTIAL*] Receipts/Day

FINNEY #4	Magnolia	55953420	55929270	1.0005	24,162
FINNEY #5	Magnolia	53542060	53518850	1.0028	23,275
FINNEY #6	Magnolia	11207010	11182870	1.0011	24,167	71,604

Midnight Finney Meter Readings
FINNEY #1	Shreveport	26448600	26448600		0
FINNEY #2	Shreveport	24761690	24755920		5770
FINNEY #3	Shreveport	24207790	24201960		5830

FINNEY #4	Magnolia	55947850	55923730		24120
FINNEY #5	Magnolia	53536630	53513580		23050
FINNEY #6	Magnolia	11201420	11177340		24080	P/D vs M/M
BARELLS LEAVING FINNEY				0	11600	0
BARRELS REC. MAGNOLIA				71604	71250
						2/22/17
	TOTAL			71604	59650
Magnolia 12"
Computer		READINGS	READINGS	Factor	NET
Mag. Mtr. #1	Magnolia	85744760	85,744,760	1.0061	0.00
Mag. Mtr. #2	Magnolia	88556860	88,556,860	0.9994	0.00

Mag. Mtr. #3	ElDorado	40511610	40,475,650	0.9935	35726.26
Mag. Mtr. #4	ElDorado	12338410	12,302,430	1.0036	36109.53
	BARELLS LEAVING MAG.
	BARRELS REC. ELDORADO		71,836
		TOTAL	71,836

[*CONFIDENTIAL*] Pipeline

C-1	Finney	119040	105472	0.9942	13489	Total
C-2	Finney	115080	101979	0.9965	13055	33698
C-3	Finney	63570	56393	0.9967	7153	ö	[*CONFIDENTIAL*] Receipts/Day

Schedule H - 3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

	LOCAL	CRUDE	REPORT
DATE	12/01/16

RECEIVED R-1 R-2 R-3			72,568	ö	Total Runs/Day

OVER-ALL TANK INVENTORY + -			-35427.31

TOTAL CRUDE PURCHASE			37,141

RECEIVED MID-VALLEY			12,310
Imported Crude to Refinery			0

SLOP OIL			1,027
TOTAL LOCAL CRUDE
PURCHASED		42704	22987.63

TOTAL TO DATE			1,018,833

DAILY AVERAGE			33,961

John's New Number			21,665

Schedule H - 4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

HENDERSON DAILY INVENTORY REPORT

	Product Desc		TRINITY ASPHALT LTD.
	$	(Lion Oil Terminal Inventory)
Tank #		Inv Date	"	11/30/2016				End Inv (net)
$								$
									TRUE	SAFE	AVAILABLE
Tank		Correction	Tank	Volume	Volume	Total	Gauge	Heat Adjusted	Capacity	Fill	Storage
No.	Product	Multiplier	Temp.	Feet	Inches	Inches	Barrels	Barrels	Barrels	Barrels	Barrels
102	PG64-22	0.993	80	0	0	0	0	0	44,760	26,860	26,860
104	PG64-22	0.9105	325	12	11	155	14,634	13,325	45,320	43,054	28,419
105	PG64-22	0.9105	325	13	6	155	3,263	2,971	10,106	9,601	6,337
108	AC-20-5TR	0.993	80	0	0	0	0	0	2,623	2,492	2,492
109	AC-20-5TR	0.993	80	0	0	0	0	0	2,623	2,492	2,492
110	AC-20-5TR	0.9436	225	18	0	216	1,574	1,485	2,623	2,492	918
111	FLUX	0.9105	325	20	0	240	1,749	1,592	2,623	2,492	743
112	PG64-22	0.9105	325	24	1	289	2,106	1,917	2,623	2,492	386
113	PG64-22	0.9105	325	24	2	290	2,113	1,924	2,623	2,492	379
121	FLUX	0.9089	330	14	6	168	3,537	3,215	10,107	9,601	6,064
GRAND TOTAL							28,976	26,429	126,029	104,066	75,090

									TRUE	SAFE	AVAILABLE
							Gauge	Heat Adjusted	Capacity	Fill	Storage
	Product						Barrels	Barrels	Barrels	Barrels	Barrels
TOTAL	AC-15P						0	0	0	0	0
TOTAL	SPG 70-22						0	0	0	0	0
TOTAL	AC-12-5TR						0	0	0	0	0
TOTAL	AC-20-5TR						1,574	1,485	7,868	7,475	5,901
TOTAL	Asphalt 1531						0	0	0	0	0
TOTAL	FLUX						5,286	4,807	12,729	12,093	6,807
TOTAL	PG64-22						22,116	20,137	105,432	84,498	62,382
TOTAL	PG70-22						0	0	0	0	0
TOTAL	PG76-22						0	0	0	0	0
GRAND TOTAL							28,976	26,429	126,029	104,066	75,090

Schedule H - 5

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

MUSKOGEE DAILY INVENTORY REPORT

Tank#		Date		Product Desc				End Inv (net)
$		$		$				$
	DATE	11/30/16		20:00
Tank #	SAFE FILL @ 300	Capacity in Barrels	Barrels per Foot	Product	Product Level in feet	Temp (F)	Gross Barrels	Temp ConversionFactor	Net Barrels	Previous Day Balance	Shipments	Receipts & Xfers IN	Transfers OUT	BOOK INV.	GAIN LOSS
101	37.5	47,997	1,399	64-22	0.32	60	212.68	1.0000	212.68	262.00				262.00	(49.32)
102	37.5	48,429	1,399	64-22	3.79	315	5,537.21	0.9140	5,061.01	5,073.80				5,073.80	(12.79)
103	45.0	57,529	1,399	64-22	40.95	363	56,934.05	0.8980	51,126.78	51,063.96				51,063.96	62.82
104	37.0	4,243	124.8	FLUX	0.29	60	36.19	1.0000	36.19	49.53				49.53	(13.34)
105	46.0	26,646	630.32	140/160 pen asphalt	37.89	330	23,882.82	0.9090	21,709.49	22,741.14			1,045.35	21,695.79	13.70
110	33.5	620	20.14	EMT	0.08	60	1.61	1.0000	1.61	1.61				1.61	0.00
111	21.5	2,343	109.00	70-28	8.55	347	931.95	0.9040	842.48	839.15				839.15	3.34
112	21.5	2,343	109.00	76-28	7.39	345	805.51	0.9040	728.18	35.47		675.53		711.00	17.18
113	21.5	2,343	109.00	EMT	0.38	60	41.42	1.0000	41.42	41.42				41.42	0.00
114	21.5	2,343	109.00	70-22	12.77	350	1,391.93	0.9030	1,256.91	1,545.04	280.36			1,264.68	(7.77)
115	21.5	1,273	64.46	FLUX	14.53	345	936.60	0.9040	846.69	850.99				850.99	(4.30)
116	22.0	1,759	87.00	76-28	15.91	350	1,384.17	0.9030	1,249.91	955.84	144.14	440.60		1,252.30	(2.40)
117	22.0	707	35.00	[*CONFIDENTIAL*]	5.38	110	188.30	0.9830	185.10	185.10				185.10	0.00
118	28.5	2,278	87.00	76-22	17.86	350	1,553.82	0.9030	1,403.10	1,839.90	419.15			1,420.75	(17.65)
119	44.0	30,263	748.43	64-22	23.75	338	17,775.21	0.9060	16,104.34	17,785.24	1,668.98			16,116.26	(11.92)
120	38.0	1,241	35.55	EMT	0.25	60	8.89	1.0000	8.89	8.89		1,013.79	1,007.12	15.56	(6.67)
150	20.0	664	35.55	64-22	17.80	350	644.69	0.9030	582.16	582.16				582.16	0.00
151	20.0	664	35.55	140/160 pen asphalt	17.34	387	628.34	0.8910	559.85	559.85		559.85	637.60	482.10	77.75

Schedule H - 6

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*] DAILY INVENTORY REPORT

			Date
Product Desc			$		End Inv (net) in gallons
OWNERSHIP	$	SUPPLIER	Date		$
Lion Oil		0000000023	12/01/16
PRODUCT		DESCRIPTION	BEGIN BO	RECEIPTS	DISPOSAL	OTHERS	ENDBOOK
000003		Premium 93	54365	0	-1177	0	53188
000005		Sub-Grade	1256393	0	-109766	0	1146627
000008		#2D S-15 ppm	1376386	0	-234092	0	1142294
000100		Bio-Diesel M	-84934	90912	-5978	0	0
[*CONFIDENTIAL*]		[*CONFIDENTIAL*]	-5747	0	-10.828	0	-5758
[*CONFIDENTIAL*]		[*CONFIDENTIAL*]	172	0	-0.141	0	-172
E100		Ethanol	-133794	133794	-50491	0	-50491
REDDYE		RED DYE	-1321	0	-3.301	0	-1324

TOTAL			2461176	224706	-401518	0	2284364

Schedule H - 7

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NLR TERMINAL INVENTORY REPORT

			NLR Terminal Inventory

			As of Midnight
		Date

Product Desc		"	November 30, 2016
$
Product								End Inv (net)
								$
84 Octane Sub-grade Gasoline							36161	Barrels

Octane Premium Gasoline							6776	Barrels

Ethanol							310	Barrels

Ultra Low Sulfur Diesel							48239	Barrels

Transmix								Barrels

Additives

	Lubricity				8	TOTES +	166	Gallons

	Red Dye				1	TOTES +	430	Gallons

	Gasoline Additive						1614	Gallons
Receipts from Previous Day

Origin		Vessel	(P/L, Truck)	Product		Gallons		Barrels

			truck	ethanol				382

			Truck	RNL				5007
				ulsd
			pipeline	ulsd
List any tanks out of service				pnl
				ulsd

Schedule H - 8

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

TEPPCO DAILY INVENTORY REPORT

		Product Desc
			ú
Date				Location						End Inv (net)
ú				ú							ú
effective_date	shipper	product	product_desc	origin	start_ volume	receipts	deliveries	unspec	destination	delivery_	end_ volume
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	887	0	-22	0			865
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	887	0	-21.548	0	[*CONFIDENTIAL*]	TRK	865
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-9983	0			0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-5001	0	[*CONFIDENTIAL*]	PPL	0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-4982	0	[*CONFIDENTIAL*]	PPL	0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	7797	0	-4019	0			12515
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	7797	0	-4019	0	[*CONFIDENTIAL*]	PPL	12515
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	1225	0	-86	0			1139
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	1225	0	-86.452	0	[*CONFIDENTIAL*]	TRK	1139
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	21	0	-144	0			1876
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	21	0	-143.428	0	[*CONFIDENTIAL*]	TRK	1876
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	158	0	0	0			158
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2100	2100	-2100	0			2100
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2100	0	-25000	0	[*CONFIDENTIAL*]	Unk	2100
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	10126	0	-5388	0			4738
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	10126	0	-5375.1	0	[*CONFIDENTIAL*]	TRK	4738
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	24272	-33780	0			242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	0	-8780	0	[*CONFIDENTIAL*]	PPL	242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	0	-25000	0	[*CONFIDENTIAL*]	Unk	242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	-144	0	0	0			-144
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	5885	0	-2706	0			11180
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	5885	0	-2699.03	0	[*CONFIDENTIAL*]	TRK	11180
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2	0	-1490	0			22816
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2	0	-1486.86	0	[*CONFIDENTIAL*]	TRK	22816
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	1	0	0	0			1
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	1	0	0	0			1
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	16109	0	-9892	0			12229
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	16109	0	-9879.55	0	[*CONFIDENTIAL*]	TRK	12229
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	30584	-33006	0			417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	0	-8006	0	[*CONFIDENTIAL*]	PPL	417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	0	-25000	0	[*CONFIDENTIAL*]	Unk	417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	3741	0	-1446	0			9383
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	3741	0	-1444.45	0	[*CONFIDENTIAL*]	TRK	9383
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	5114	0	-2198	0			2916
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	5114	0	-2195.38	0	[*CONFIDENTIAL*]	TRK	2916
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	1	0	0	0			1

Schedule H - 9

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

GS TANK INVENTORY FROM ADVISOR

			Product Desc
Location	Date		ú	End Inv (net)
i	i			i

Tank	Date	Prod Code	Product Name	Net Bbls	In	Out

OFFSITE FLUX HEN TX	11/30/2016	06011-02	250/300 VIS FLUX	0	0	0
OFFSITE FLUX MUSK	11/30/2016	06011-02	250/300 VIS FLUX	0	0	0
OFFSITE PAV HEN TX	11/30/2016	06401-28	PG 64-22	0	0	0
OFFSITE PAV MUSKOGEE	11/30/2016	06401-28	PG 64-22	0	0	0
OFFSITE PROP	11/30/2016	02101-00	PROPANE	0	0	0
T003	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T004	11/30/2016	IS005-01	ALKYLATE	120	0	0
T005	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T006	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T007	11/30/2016	IS020-01	SLOP	497	0	0
T009	11/30/2016	C3000-0F	FRESH CAUSTIC	128	0	0
T011	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T012	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T014	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T015	11/30/2016	IS007-03	NO. 7 LCO	0	0	0
T019	11/30/2016	06402-00	SLOP - OUTBOUND	1,765	0	0
T022	11/30/2016	04533-00	FUEL OIL 1761	0	0	0
T023	11/30/2016	06011-03	FLUX	17	0	0
T024	11/30/2016	06401-28	PG 64-22	1,522	0	0
T036	11/30/2016	IS005-01	ALKYLATE	4,299	0	0
T039	11/30/2016	06313-00	VTB BLEND	0	0	0
T040	11/30/2016	04532-00	VTB HEAVY	1,391	1100	0
T041	11/30/2016	04532-00	VTB HEAVY	93	0	0
T042	11/30/2016	A2134-00	[*CONFIDENTIAL*]	4	0	0
T043	11/30/2016	A2134-00	[*CONFIDENTIAL*]	23	0	0
T050	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T051	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T053	11/30/2016	C3000-0F	FRESH CAUSTIC	3,520	0	0
T054	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	3,732	0	0
T059	11/30/2016	IS004-09	NO. 4 VACUUM GAS OIL	2,196	751	0
T061	11/30/2016	IS009-11	PLATFORMATE	9,223	0	0
T062	11/30/2016	IS009-11	PLATFORMATE	11,441	0	0
T063	11/30/2016	06402-00	SLOP - OUTBOUND	8	0	0
T064	11/30/2016	IS009-11	PLATFORMATE	0	0	0
T065	11/30/2016	13063-00	93 OCTANE SUPER PREMIUM GASOLINE	1,580	0	0
T066	11/30/2016	06402-00	SLOP - OUTBOUND	5,454	0	0
T067	11/30/2016	IS006-07	ISOMATE	1,086	0	0
T072	11/30/2016	IS020-01	SLOP	0	0	0
T073	11/30/2016	04532-00	VTB HEAVY	0	0	0
T076	11/30/2016	IS020-01	SLOP	0	0	0

Schedule H - 10

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

GS TANK INVENTORY MEMPHIS

Inventory (By Tank) Report											Terminal Id
											Terminal Name
	Product Desc										Terminal Name 2
	ê										Terminal Address
										Terminal City, State, Zip
Criteria:	Close Date is equal to CURRENT CLOSE(11/30/2016 08:45:00)
	All volumes in Barrels				Date
					ê						End Inv (net)
Inventory Number:		496		Close Date:	11/30/2016 8:45:00		Close Number:		201611020		ê
Tank	Product	Open	Receipts	Transfers	BOLs	Shipments	Adjustment	Rebrands		Balance	Physical	Over/Short
0	0	0	0	0	0	0	0	0		0	0	0
1	ULSD	8,443	0	0	0	0	0	0		8,443	4,799	-3,644
2	ULSD	1,385	4593	257	0	0	0	0		6,235	5,862	-373
3	ULSD	7,643	0	0	0	0	0	0		7,643	7,642	0
4	ULSD	6,012	0	0	4,022	0	0	0		1,990	6,012	4,022
5	SUB	7,140	0	0	0	0	0	0		7,140	7,140	0
6	SUB	4,092	0	0	0	0	0	0		4,092	3,162	-930
7	ETH	2,738	811	0	343	0	0	0		3,206	3,206	0
8	TMX	1,412	575	0	677	0	0	0		1310	1310	0
9	PREM	10,152	0	0	131	0	0	0		10,021	10,028	7
10	SUB	3,496	6849	0	3,031	0	0	0		7,314	8,260	947
15	BIO	720	0	0	0	0	0	0		720	589	-131
16	BIO	719	0	-257	0	0	0	0		462	589	127
Inventory # Totals		53,952	12,828	0	8,204	0	0	0	0	58,576	58,599	24
Grand Totals		53,952	12828	0	8,204	0	0	0	0	58,576	58,599	24
11/30/2016 1:30:02 PM												1

Schedule H - 11

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

HENDERSON MONTHLY STATEMENT

Tank #							TRINITY ASPHALT (LION OIL TERMINAL)									End Inv (net)
$							Date		"	9/30/2016						$
	$	Product Desc

		PHYSICAL INVENTORY									BOOK INVENTORY						ADJUSTMENTS

Tank				Total	Tank	Volume	Shell	GOV		G.S.V.	Beginning	Received	Transfer	Product	Sales	Net	Physical Less	Product	Net	TRUE	SAFE	Available
Number	Product	Feet	Inches	Inches	Temperature	(TOV)	Factor	Volume	V.C.F.	Barrels	Barrels	Barrels	Barrels	In Blends	Barrels	Barrels	Book Inventory	On Trucks	Difference	Capacity	Fill	Storage
102	PG64-22	9	1	109	345	8,131.44	1.00353	8,160.18	0.90400	7,377.25	15,810.06	23,758.14	0.00	0.00	35,765.93	7,377.25	0.00	1,330.79	1,330.79	44,760	42,522	34,391
104	PG64-22	13	8	164	280	15,484.24	1.00273	15,526.48	0.92530	14,366.53	28,030.71	23,986.07	0.00	0.00	0.00	14,366.53	0.00	0.00	0.00	45,320	43,054	27,569
105	PG64-22	13	6	162	325	3,410.78	1.00329	3,421.99	0.91050	3,115.87	6,423.77	0.00	0.00	0.00	0.00	3,115.87	0.00	0.00	0.00	10,106	9,601	6,190
108	AC-20-5TR	18	2	218	375	1,588.23	1.00391	1,594.44	0.89440	1,426.02	1,393.36	0.00	0.00	0.00	28,449.57	1,426.02	0.00	0.00	0.00	2,623	2,492	903
109	AC-20-5TR	18	8	224	375	1,631.95	1.00391	1,638.32	0.89440	1,465.27	1,491.48	0.00	0.00	0.00	0.00	1,465.27	0.00	0.00	0.00	2,623	2,492	860
110	AC-20-5TR	6	8	80	375	582.84	1.00391	585.11	0.89440	523.31	1,386.82	0.00	0.00	0.00	0.00	523.31	0.00	0.00	0.00	2,623	2,492	1,909
111	SPG 70-22	6	6	78	370	568.26	1.00384	570.45	0.89600	511.11	1,445.69	0.00	0.00	0.00	12,009.23	511.11	0.00	0.00	0.00	2,623	2,492	1,923
112	AC-20-5TR	16	11	203	355	1,478.95	1.00366	1,484.36	0.90060	1,337.13	464.46	0.00	0.00	0.00	0.00	1,337.13	0.00	0.00	0.00	2,623	2,492	1,013
113	AC-15P	0	0	0	80	0.00	1.00025	0.00	0.99300	0.00	362.90	0.00	0.00	0.00	197.69	0.00	0.00	0.00	0.00	2,623	2,492	2,492
121	FLUX	31	3	375	325	7,895.62	1.00329	7,921.57	0.91050	7,213.15	913.71	20,268.31	0.00	0.00	0.00	7,213.15	0.00	0.00	0.00	10,106	9,601	1,705
122	PG70-22	17	1	205	360	1,493.52	1.00372	1,499.08	0.89920	1,347.98	1,178.60	0.00	0.00	0.00	7,714.73	1,347.98	0.00	0.00	0.00	2,623	2,492	998
123	PG76-22	24	8	296	345	2,156.50	1.00353	2,164.13	0.90400	1,956.49	0.00	0.00	0.00	0.00	2,938.24	1,956.49	0.00	0.00	0.00	2,623	2,492	335
124	PG76-22	7	0	84	350	611.98	1.00360	614.18	0.90240	554.26	1,870.44	0.00	0.00	0.00	0.00	554.26	0.00	0.00	0.00	2,623	2,492	1,880
125	PG70-22	22	11	275	345	2,003.51	1.00353	2,010.59	0.90400	1,817.69	880.64	0.00	0.00	0.00	0.00	1,817.69	0.00	0.00	0.00	2,623	2,492	488
126	PG76-22	17	3	207	345	1,508.10	1.00353	1,513.43	0.90400	1,371.53	0.00	0.00	0.00	0.00	0.00	1,371.53	0.00	0.00	0.00	2,623	2,492	984
GRAND TOTAL						48,545.92		48,704.29		44,383.59	61,652.64	68,012.52	0.00	0.00	87,075.39	44,383.59	0.00	1,330.79	1,330.79	139,143	132,186	83,640

TOTAL	AC-15P					0.00		0.00		0.00	362.90	0.00	0.00	0.00	197.69	0.00	0.00	0.00	0.00	2,623	2,492	2,492
TOTAL	SPG 70-22					568.26		570.45		511.11	1,445.69	0.00	0.00	0.00	12,009.23	511.11	0.00	0.00	0.00	2,623	2,492	1,923
TOTAL	AC-12-5TR					0.00		0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0	0	0
TOTAL	AC-20-5TR					5,281.97		5,302.23		4,751.73	4,736.11	0.00	0.00	0.00	28,449.57	4,751.73	0.00	0.00	0.00	10,491	9,967	4,685
TOTAL	FLUX					7,895.62		7,921.57		7,213.15	913.71	20,268.31	0.00	0.00	0.00	7,213.15	0.00	0.00	0.00	10,106	9,601	1,705
TOTAL	PG64-22					27,026.46		27,108.65		24,859.65	50,264.54	47,744.21	0.00	0.00	35,765.93	24,859.65	0.00	1,330.79	1,330.79	100,186	95,177	68,150
TOTAL	PG70-22					3,497.03		3,509.67		3,165.67	2,059.24	0.00	0.00	0.00	7,714.73	3,165.67	0.00	0.00	0.00	5,246	4,983	1,486
TOTAL	PG76-22					4,276.58		4,291.73		3,882.28	1,870.44	0.00	0.00	0.00	2,938.24	3,882.28	0.00	0.00	0.00	7,868	7,475	3,198
GRAND TOTAL						48,545.92		48,704.29		44,383.59	61,652.64	68,012.52	0.00	0.00	87,075.39	44,383.59	0.00	1,330.79	1,330.79	139,143	132,186	83,640

						ADD	LESS		PHYSICAL								9/30/2016
					BEGGIN.	RECEIVED	USED	REMAINING	COUNT	DIFF.							Trailer	BOL	TONS	BBLS	TIME
GTR Bags					4	497	420	80	80	0							7127	64796	22.76	128.48
Polymer Boxes					1,118	37	384	771	756	15							994	64801	23.22	131.07
[*CONFIDENTIAL*]					8	3	5	6	5	(1)							908	64811	21.93	123.81
						ADD	LESS		PHYSICAL								7126	64817	23.65	133.50
					BEGGIN.	RECEIVED	USED	REMAINING	COUNT	DIFF.							992	64792	23.75	134.07
GTR Lbs					7,315	993,300	840,682	159,933	159,770	163							7149	64803	23.80	134.36
Polymer Lbs					1,117,535	37,478	384,464	770,549	755,710	(14,839)							7148	64805	23.90	134.93
[*CONFIDENTIAL*]					18,176	6,411	11,770	12,817	10,767	(2,050)							914	64808	24.25	136.90
																	913	64828	24.21	136.67
																	919	64830	24.27	137.00
																	TOTAL		235.74	1,330.79

Schedule H - 12

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

MUSKOGEE MONTHLY STATEMENT

Date	Tank #		Product Desc			End Inv (net)
$	$		$
				Facility Inventory Worksheet
							$
Facility Location:		Muskogee, OK		9/30/2016	23:00				approved by Mike Dean 10/5/2016

Date	Tank #	Tank Capacity (note gal or bbl)	Product in Tank	Current Vendor for Product (if available or applicable)	Current tank gauge reading (ft, in)	Ullage/Innage Gauge	Current Net Volume in tank in bbls	Tank Temp	Special Notes
9/30/2016	101	55000 bbls	PG 64-22	Lion Oil	42 11	Ullage	300.29	60.0	heel- 22386 gals
9/30/2016	102	55000 bbls	PG 64-22	Lion Oil	17 06 1/2	Ullage	33187.44	311.0	heel- 22386 gals
9/30/2016	103	67000 bbls	PG 64-22	Lion Oil	19 04 3/4	Innage	40408.63	370.0	heel- 16800 gals
9/30/2016	104	5000 bbls	FLUX	Lion Oil	32 02 1/4	Innage	1285.34	274.0	heel - 630 gals
9/30/2016	105	29816 bbls	140/160 pen asphalt		26 06 7/8	Ullage	14416.11	322.0	heel- 8400 gals
9/30/2016	110	715 bbls	PG 64-22	Lion Oil	04 08 7/8	Innage	565.7	345.0	heel- 840 gals No chart (20 gals per ft.)
9/30/2016	111	2500 bbls	PG 70-28		15 10 3/8	Ullage	889.03	332.0	heel- 966 gals + 4 " Guage hatch cut for radar guage
9/30/2016	112	2500 bbls	PG 76-28		19 05 3/4	Ullage	538.07	342.0	heel -966 gals (+4" cut guage hatch)
9/30/2016	113	2500 bbls	EMT		24 07	Innage	41.96	60.0	heel-966 gals + 4" cut guage hatch)
9/30/2016	114	2500 bbls	PG 70-22		09 03 7/8	Ullage	1547.51	330.0	heel -966 gals (+4" cut guage hatch) empty tank
9/30/2016	115	1500 bbls	FLUX	Lion Oil	03 10 1/8	Ullage	1174.58	332.0	heel -966 gals(-4" New bottom)
9/30/2016	116	2000 bbls	PG 76-28		17.07	Innage	1342.68	355.0	heel- 966 gals
9/30/2016	117	840 bbls	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	17 07 3/4	Innage	227.78	122.0	heel -714 gals(No chart 35 bbls/ft)
9/30/2016	118	2800 bbls	PG 76-22		20 03	Ullage	1201.4	335.0	heel- 1000gals
9/30/2016	119	3500 bbls	PG 64-22	Lion Oil	26 11	Ullage	16788.28	335.0	heel- 11287 gals
9/30/2016	120	1505 bbls	EMT		0.25	Innage	8.89	60.0	heel- 210 gals(empty tank)
9/30/2016	150	786.21 bbls	PG 64-22	Lion Oil	17.31	Innage	562.23	380.0	heel-0 gals( empty tank)
9/30/2016	151	786.24 bbls	EMT		0	Innage	0	60.0	heel-0 gals(empty tank)
9/30/2016	140	150 bbls	Sulfur	Koch Sulfur		Ullage	34392 lbs	60.0	heel- ?
9/30/2016	410	168 bbls	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		Innage	635g(unusable sludge)	60.0	heel -approx. 163 gals(radar gauge)
9/30/2016	420	168 bbls	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	0	Innage	0	60.0	heel- 0 gals
9/30/2016	430	282 bbls	Empty						heel -0 gals(varac gauge empty tank)
9/30/2016	300	480 bbls	Empty						heel -0 gals(empty, never used)

9/30/2016	WRHSE	Tote	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	1 Tote		731 lbs		7.968 lbs/gal (Apac gave to Lion)
9/30/2016	WRHSE	Tote	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	4 totes		6172 lbs		7.968 lbs/gal (Belongs to Lion)
9/30/2016	WRHSE	Super sacks	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	436 bags		944,363 lbs		77 bags @ 1984 lbs & 359 bags @ 2205 lbs
9/30/2016	WRHSE	Super sacks	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	9 bags		19845 lbs		9 @ 2205 lbs/bag
9/30/2016	WRHSE	Boxes	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	? Blocks		9925 lbs		given to Lion by Road Science
9/30/2016	WRHSE	Boxes	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	? Blocks		9537 lbs		given to Lion by Road Science
9/30/2016	WRHSE	Bags & box	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	7 bags-1 box		302 lbs		given to Lion by Road Science
9/30/2016	WRHSE	Tote	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	2 totes		3984 lbs		Belongs to Lion

Schedule H - 13

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

TRANSPORTERS AND STORERS MONTHLY REPORT

							Date		Tank #			End Inv (net)
ARKANSAS OIL AND GAS COMMISSION											'
EL DORADO, ARKANSAS									ê
							ê
	TRANSPORTERS AND STORERS MONTHLY REPORT
									TANK NO.	SEPTEMBER 2016	BARRELS
Report of:	LION OIL TRADING & TRANSPORTATION, LLC				For the Month of:		SEPTEMBER	, 2016	121		31,737
Address :	1001 SCHOOL STREET				EL DORADO, AR 71730				124		0
									302		0
Detail Stmt of Stock on Hand at End of Period(Including stocks in transit)									303		0
									304		177
LOCATION	TK NO.	SIZE	NET BBLS	||	LOCATION	TK #	SIZE	NET BBLS	305		974
BUCKNER	343	5M	588	||	MODISETT STA	325	1M	101	306		0
				||				0	307		206
CADDO	7184	1M	177	||					308		160
				||	PACE CITY	358	.5M	0	3089		0
CONSTANTINE	427	55M	0	||		359	.5M	0	3090		0
(TANK FARM)	433	55M	0	||		362	.5M	306	310		9,255
				||					311		3,907
CYPRESS CREEK	5849	.25M	0	||	ROOK	363	.5M	116	325		101
	8852	.21M	0	||		4596	1M	0	358		0
	8853	.21M	0	||					359		0
				||	SANDY BEND	7142	1M	0	361		331
ELDORADO	77120	80M	0	||		7174	1M	135	362		306
(AMOCO)	121	80M	31,737	||					5849		0
	124	55M	0	||	SHULER	7135	10M	1,453	7142		0
	125	55M	22,259	||		99160	5M	0	7173		0
	130	55M	0	||					7174		135
	170	130M	5,535	||	SMACKOVER	302	5M	0	7184		177
				||		303	5M	0	7215		888
EL DOARDO	120	80M	15,286	||		304	5M	177	8000		0
(TANK FARM)	123	80M	0	||		305	5M	974	8852		0
	192	150M	95,257	||		306	5M	0	8853		0
				||		307	5M	206	309		9,014
FOUKE	7196	.5M	43	||		308	5M	160	1003		0
	7197	1M	50	||		309	25M	9,014	120		15,286
	7198	10M	3,254	||		310	25M	9,255	123		0
				||		311	10M	3,907	125		22,259
LICK CREEK	8000	5M	0	||					130		0
				||	STEPHENS	369	1M	0	13650		0
LISBON	3089	.5M	0	||		370	3M	953	13653		0
	3090	.5M	0	||					77120		0
				||	URBANA	7173	3M	0	88688		0
LOUANN	361	1.5M	331	||		7215	5M	888	364		0
				||					99160		0
MAGNOLIA	337	5M	203	||	PIPELINE FILL			149,334			294,110
STATION	435	38M	0	||								Line Fill-LOTT	59,491
	437	55M	35,323	||				443,444		ARKANSAS - TANK INV	294,110	EPC -	22,233
	364	5M	0	||						LINE FILL	149,334	MPC -	67,610
	1003	25M	0	||							443,444	Sub-Total	149,334
	2002	80M	56,423	||								PPC -	0
										LOUISANA - TANK INV	0	Total	149,334
										LINE FILL	0
											0

										TOTAL - TANK INV	294,110
										LINE FILL	149,334
											443,444

Schedule H - 14

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

END OF MONTH TANK INVENTORY

Product Desc
ê						Tank Inventory - API Volume
										!
						For: Friday, September 30, 2016					Date

						(All values are in Bbls)

Product Name	Tank #	End Inv (net)		Volume Inventory							Properties		Available		Operating
Sept 2016	'	'
Tank Name	Net	Gross	Net Change	Product Gauge		Free Water		Free Water Gauge	Temperature		Gravity		Inventory	Capacity	Capacity
#4DIE/KERO/#7LCO TO #8

T003	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	3,157	3,320
					0 / 0 ''			0 / 0 ''
T012	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	4,598	4,924
					0 / 0 ''			0 / 0 ''
T050	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	9,367	9,992
					0 / 0 ''			0 / 0 ''
T051	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	11,014	11,957
					0 / 0 ''			0 / 0 ''
T054	4,911	5,222	1,899	10 '	4	147	0 '	3	142.800	F	14.200	API	4,911	8,356	15,087
					1 / 2 ''			1 / 2 ''
T108	9,908	10,666	-550	5 '	11	363	0 '	3	137.000	F	39.300	API	9,916	34,953	48,373
					0 / 0 ''			1 / 2 ''
T109	1,443	1,607	-138	0 '	10	153	0 '	1	76.200	F	38.500	API	1,443	45,186	55,367
					1 / 2 ''			0 / 0 ''
T244	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	1,920	2,095
					0 / 0 ''			0 / 0 ''
T262	0	0	0	0 '	0	0	0 '	0	60.000	F	39.400	API	0	4,769	5,041
					0 / 0 ''			0 / 0 ''
T263	15	28	-11	0 '	1	13	0 '	0	60.000	F	31.000	API	15	4,742	5,041
					3 / 8 ''			1 / 8 ''
T264	44	46	1	0 '	3	2	0 '	0	60.000	F	39.500	API	44	4,638	5,040
					1 / 4 ''			1 / 8 ''
T265	676	684	496	3 '	11	0	0 '	0	82.200	F	39.100	API	676	4,001	5,040
					0 / 0 ''			0 / 0 ''
T270	0	0	0	0 '	0	0	0 '	0	60.000	F	4.000	API	0	8,729	9,398
					0 / 0 ''			0 / 0 ''
T271	943	1,052	-96	3 '	9	93	0 '	4	92.200	F	38.900	API	943	7,620	9,231
					0 / 0 ''			0 / 0 ''
T272	5	5	0	0 '	1	1	0 '	0	60.000	F	35.700	API	5	946	1,007
					1 / 8 ''			1 / 8 ''
T273	3	3	-1	0 '	0	0	0 '	0	60.000	F	18.600	API	3	948	1,007
					3 / 4 ''			0 / 0 ''
T274	1	7	-1	0 '	1	5	0 '	1	60.000	F	19.600	API	2	944	1,007
					1 / 2 ''			1 / 8 ''
#4DIE/KERO/#7LCO TO #8	17,949	19,320	1,600			777							17,958	155,888	192,925

140/160 PEN ASPHALT

T078	4,099	4,471	736	31 '	2	0	0 '	0	306.000	F	8.613	API	4,099	255	4,989
					0 / 0 ''			0 / 0 ''
T175	124	135	79	0 '	8	0	0 '	0	286.000	F	8.613	API	124	4,325	4,816
					1 / 4 ''			0 / 0 ''
T348	61	64	-1,594	0 '	6	0	0 '	0	228.000	F	8.198	API	61	4,942	5,257

Schedule H - 15

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

PIPELINE GAIN OR LOSS STATEMENT

Schedule H - 16

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

				Date
				$
PIPELINE GAIN OR LOSS STMT.

SEPTEMBER INVENTORY - 10-01-16
BEG. INVENTORY

TANKS							373,949
LINE FILL							149,500

TOTAL BEGINNING INVENTORY							523,449	End Inv (net)

DIVISION OF INTEREST								'

LEASE RUN STATEMENTS

TOTAL DIVISION INTEREST RECEIPTS							452,390
BACKDATED TICKETS AR/LA							-3,172
DIVISION ORDER BARRELS FROM SALA SENT TO EAST TEXAS							-270
DIVISION ORDER BARRELS FROM EAST TEXAS SENT TO SALA							12,505
PREVIOUS MONTH'S CORRECTIONS							141

OTHER RECEIPTS
				NEW
	EAST TX DELIVERIES TO FOUKE by FT	GENESIS CRUDE OIL	SLOP REC'D IN MONTH	NM BARRELS PICKED UP IN ERROR	DEHYDRATOR	Rail Car to American (Meter 30)
	990207	990193		990210	990165	990201
CONTRACT - CRUDE OIL	0	30667	32885	0	1487	0	65,039
[*CONFIDENTIAL*]	990040	MAG.					1,092,730
MAGNOLIA PL. CO.	990181	FINNEY					533,328
[*CONFIDENTIAL*]	990197						51,778
RAIL CAR - LOTT TO SAND HILL	990202					Meter 42	0
[*CONFIDENTIAL*]	990150						12,456
[*CONFIDENTIAL*]	990192						0
NM LEASES DEL IN ERROR	990215						0
[*CONFIDENTIAL*]	990214						0
MINDEN STORAGE FACILITY	990211						0
NLA SWEET TO MAGNOLIA	990206					Meter 36	0
TOTAL OTHER RECEIPTS							1,755,331

TOTAL CRUDE AVAILABLE							2,740,375

		DELIVERIES
[*CONFIDENTIAL*]	D999079
[*CONFIDENTIAL*]	D999086						0
[*CONFIDENTIAL*]	D999071						0
[*CONFIDENTIAL*]	D999082						0
REFINERY	D999003	EL DO REF					2,257,687
SLOP DELIVERED THROUGH R1-R2-R3							32,885
[*CONFIDENTIAL*]	D999084	N. LA.					0
[*CONFIDENTIAL*]	D999073						0
[*CONFIDENTIAL*]	D999078						0
[*CONFIDENTIAL*]	D999039						7,277
[*CONFIDENTIAL*]	D999068						0
[*CONFIDENTIAL*]	D999085						0
[*CONFIDENTIAL*]	D999077						0
[*CONFIDENTIAL*]							0
TOTAL DELIVERIES							2,297,849

BOOK INVENTORY							442,527

INVENTORY GAIN/LOSS							917
		LINE FILLS
ENDING INVENTORY		SALA			59491
		EPC			22233
TANKS		MPC			67610		294,110
LINE FILL					149,334		149,334

TOTAL ENDING INVENTORY							443,444

Schedule H - 17

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

NLR TERMINAL END OF MONTH INVENTORY REPORT

Product Desc

ê	Date
	9	NLR Terminal Inventory

		As of Midnight
						End Inv (net)

		November 30, 2016				ê

Product

84 Octane Sub-grade Gasoline						36161	Barrels

Octane Premium Gasoline						6776	Barrels

Ethanol						310	Barrels

Ultra Low Sulfur Diesel						48239	Barrels

Transmix							Barrels

Additives

Lubricity				8	TOTES +	166	Gallons

Red Dye				1	TOTES +	430	Gallons

Gasoline Additive						1614	Gallons
Receipts from Previous Day

Origin	Vessel	(P/L, Truck)	Product		Gallons		Barrels

		truck	ethanol				382

		Truck	RNL				5007
			ulsd
		pipeline	ulsd
List any tanks out of service			pnl
			ulsd

Schedule H - 18

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

TEPPCO MONTHLY INVENTORY REPORT

Date		Product Desc		Location						End Inv (net)
$			$	$							$
effective_date	shipper	product	product_desc	origin	start_volume	receipts	deliveries	unspec	destination	delivery_	end_volume
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	887	0	-22	0			865
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	887	0	-21.548	0	[*CONFIDENTIAL*]	TRK	865
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-983	0			0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-5001	0	[*CONFIDENTIAL*]	PPL	0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	9983	0	-4982	0	[*CONFIDENTIAL*]	PPL	0
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	7797	0	-4019	0			12515
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	7797	0	-4019	0	[*CONFIDENTIAL*]	PPL	12515
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	1225	0	-86	0			1139
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	1225	0	-86.452	0	[*CONFIDENTIAL*]	TRK	1139
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	21	0	-144	0			1876
12/1/2016	JAR	230	CONV. PR	[*CONFIDENTIAL*]	21	0	-143.428	0	[*CONFIDENTIAL*]	TRK	1876
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	158	0	0	0			158
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2100	2100	-2100	0			2100
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2100	0	-25000	0	[*CONFIDENTIAL*]	Unk	2100
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	10126	0	-5388	0			4738
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	10126	0	-5375.1	0	[*CONFIDENTIAL*]	TRK	4738
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	24272	-33780	0			242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	0	-8780	0	[*CONFIDENTIAL*]	PPL	242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	29149	0	-25000	0	[*CONFIDENTIAL*]	Unk	242603
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	-144	0	0	0			-144
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	5885	0	-2706	0			11180
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	5885	0	-2699.03	0	[*CONFIDENTIAL*]	TRK	11180
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2	0	-1490	0			22816
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	2	0	-1486.86	0	[*CONFIDENTIAL*]	TRK	22816
12/1/2016	JAR	420	CONV. SU	[*CONFIDENTIAL*]	1	0	0	0			1
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	1	0	0	0			1
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	16109	0	-9892	0			12229
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	16109	0	-9879.55	0	[*CONFIDENTIAL*]	TRK	12229
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	30584	-33006	0			417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	0	-8006	0	[*CONFIDENTIAL*]	PPL	417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	30254	0	-25000	0	[*CONFIDENTIAL*]	Unk	417961
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	3741	0	-1446	0			9383
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	3741	0	-1444.45	0	[*CONFIDENTIAL*]	TRK	9383
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	5114	0	-2198	0			2916
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	5114	0	-2195.38	0	[*CONFIDENTIAL*]	TRK	2916
12/1/2016	JAR	715	Ultra Low	[*CONFIDENTIAL*]	1	0	0	0			1

Schedule H - 19

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

GS TANK FROM ADVISOR - MONTHLY INVENTORY

Location	Date		Product Desc	End Inventory
ê	ê		ê	ê

Tank	Date	Prod Code	Product Name	Net Bbls	In	Out

OFFSITE FLUX HEN TX	11/30/2016	06011-02	250/300 VIS FLUX	0	0	0
OFFSITE FLUX MUSK	11/30/2016	06011-02	250/300 VIS FLUX	0	0	0
OFFSITE PAV HEN TX	11/30/2016	06401-28	PG 64-22	0	0	0
OFFSITE PAV MUSKOGEE	11/30/2016	06401-28	PG 64-22	0	0	0
OFFSITE PROP	11/30/2016	02101-00	PROPANE	0	0	0
T003	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T004	11/30/2016	IS005-01	ALKYLATE	120	0	0
T005	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T006	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T007	11/30/2016	IS020-01	SLOP	497	0	0
T009	11/30/2016	C3000-0F	FRESH CAUSTIC	128	0	0
T011	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T012	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T014	11/30/2016	C3000-0F	FRESH CAUSTIC	239	0	0
T015	11/30/2016	IS007-03	NO. 7 LCO	0	0	0
T019	11/30/2016	06402-00	SLOP - OUTBOUND	1,765	0	0
T022	11/30/2016	04533-00	FUEL OIL 1761	0	0	0
T023	11/30/2016	06011-03	FLUX	17	0	0
T024	11/30/2016	06401-28	PG 64-22	1,522	0	0
T036	11/30/2016	IS005-01	ALKYLATE	4,299	0	0
T039	11/30/2016	06313-00	VTB BLEND	0	0	0
T040	11/30/2016	04532-00	VTB HEAVY	1,391	1100	0
T041	11/30/2016	04532-00	VTB HEAVY	93	0	0
T042	11/30/2016	A2134-00	[*CONFIDENTIAL*]	4	0	0
T043	11/30/2016	A2134-00	[*CONFIDENTIAL*]	23	0	0
T050	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T051	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T053	11/30/2016	C3000-0F	FRESH CAUSTIC	3,520	0	0
T054	11/30/2016	IS008-06	#4DIE/KERO/#7LCO TO #8	3,732	0	0
T059	11/30/2016	IS004-09	NO. 4 VACUUM GAS OIL	2,196	751	0
T061	11/30/2016	IS009-11	PLATFORMATE	9,223	0	0
T062	11/30/2016	IS009-11	PLATFORMATE	11,441	0	0
T063	11/30/2016	06402-00	SLOP - OUTBOUND	8	0	0
T064	11/30/2016	IS009-11	PLATFORMATE	0	0	0
T065	11/30/2016	13063-00	93 OCTANE SUPER PREMIUM GASOLINE	1,580	0	0
T066	11/30/2016	06402-00	SLOP - OUTBOUND	5,454	0	0
T067	11/30/2016	IS006-07	ISOMATE	1,086	0	0
T072	11/30/2016	IS020-01	SLOP	0	0	0
T073	11/30/2016	04532-00	VTB HEAVY	0	0	0
T076	11/30/2016	IS020-01	SLOP	0	0	0

Schedule H - 20

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

GS TANK MEMPHIS - MONTHLY INVENTORY

Inventory (By Tank) Report											Terminal Id
											Terminal Name
											Terminal Name 2
											Terminal Address
											Terminal City, State, Zip
Criteria:	Close Date is equal to CURRENT CLOSE(11/30/2016 08:45:00)
	All volumes in Barrels					Date
	Product Desc					$			End Inv (net)
Inventory Number:		$496		Close Date:	11/30/2016 8:45:00		Close Number:		201611020	(
Tank	Product	Open	Receipts	Transfers	BOLs	Shipments	Adjustment	Rebrands		Balance	Physical	Over/Short
0	0	0	0	0	0	0	0	0		0	0	0
1	ULSD	8,443	0	0	0	0	0	0		8,443	4,799	-3,644
2	ULSD	1,385	4593	257	0	0	0	0		6,235	5,862	-373
3	ULSD	7,643	0	0	0	0	0	0		7,643	7,642	0
4	ULSD	6,012	0	0	4,022	0	0	0		1,990	6,012	4,022
5	SUB	7,140	0	0	0	0	0	0		7,140	7,140	0
6	SUB	4,092	0	0	0	0	0	0		4,092	3,162	-930
7	ETH	2,738	811	0	343	0	0	0		3,206	3,206	0
8	TMX	1,412	575	0	677	0	0	0		1310	1310	0
9	PREM	10,152	0	0	131	0	0	0		10,021	10,028	7
10	SUB	3,496	6849	0	3,031	0	0	0		7,314	8,260	947
15	BIO	720	0	0	0	0	0	0		720	589	-131
16	BIO	719	0	-257	0	0	0	0		462	589	127
Inventory # Totals		53,952	12,828	0	8,204	0	0	0	0	58,576	58,599	24
Grand Totals		53,952	12828	0	8,204	0	0	0	0	58,576	58,599	24
11/30/2016 1:30:02 PM												1

Schedule H - 21

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Teppco BULK SALES REPORT

		Transfers out (Sales)								Cumulative sales for month
		$								$
shipper_acct_abbr	inventory_date	movement_type	product	description	rec_del	origin	destination	transport_type	daily_amt	month_to_date_amt	tender
JAR	5/21/2012 0:00	TRANSFERS IN	420	CONV. SUB-OCTANE GASOLINE 84	CIT	BAY			0	12,000	0
JAR	5/21/2012 24:00	TRANSFERS IN	420	CONV. SUB-OCTANE GASOLINE 84	VR1	TXC			0	25,000	0
JAR	5/21/2012 24:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	EPM	ELD	ELD		0	-45,000	0
JAR	5/21/2012 24:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	EPM	TXC	TXC		0	-5,000	0
JAR	5/21/2012 24:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	HWR	ELD	ELD		-10,000	-35,000	0
JAR	5/21/2012 24:00	TRANSFERS IN	715	Ultra Low Sulfur Diesel	CIT	ELD			0	1,986	0
JAR	5/21/2012 24:00	TRANSFERS IN	715	Ultra Low Sulfur Diesel	EX9	BEA			0	3,500	0
JAR	5/21/2012 24:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	CIT	ELD	ELD		0	-5,000	0
JAR	5/21/2012 24:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	MFA	ELD	ELD		0	-10,000	0
JAR	5/21/2012 24:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	NPT	ELD	ELD		0	-15,000	0
JAR	5/21/2012 24:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	LI1	ELD		PPL	0	36,296	0
JAR	5/21/2012 24:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	CAP		PPL	0	9,702	0
JAR	5/21/2012 24:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	PRR		PPL	0	7,663	0
JAR	5/21/2012 24:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	SAT		PPL	0	1,000	0
RAIL DELIVERIES REPORT

RAILTRAN CRUDE DELIVERIES TO 192 TANK BY RAIL - JUNE 2012
Date of Delivery			Delivered bbls			Total meter reding		Location	Best estimate of supplier	Identifies bbls as Jaron or Lion
$			$			$		$	$	$

DATE	RAIL CAR #	CRUDE/ PRODUCT WEIGHT	DELIVERED BBLS.	CORR. GRAVITY	BSW	RECEIPT METER READINGS BBLS.	METER FACTOR	CRUDE/PRODUCT	SUPPLIER	LION/LOTT OR JARON?
6/15/2012	CBTX 734840	180,455	534.88	15.2				UNITY, CAN	Tidal Energy	LION/LOTT
6/15/2012	TILX 315598	173,409	615.60	44.2				GARDENDALE, TX	Biourja Trading	LION/LOTT
6/15/2012	UTLX 208789	185,751	653.41	42.6				GARDENDALE, TX	Biourja Trading	LION/LOTT
6/15/2012	CTCX 731915	177,260	631.06	44.7				GARDENDALE, TX	Biourja Trading	LION/LOTT
6/15/2012	GATX 33067	180,008	625.20	40.4				GARDENDALE, TX	Biourja Trading	LION/LOTT
6/15/2012	TILX 315674	189,629	662.07	41.3				GARDENDALE, TX	Biourja Trading	LION/LOTT
6/15/2012	UTLX 209943	196,037	680.08	40.2				GARDENDALE, TX	Biourja Trading	LION/LOTT
METER CLOSE						64,635.46
TOTAL			5,486.09			5,558.78

Schedule H - 22

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

LION RAIL DELIVERIES

LOTT CRUDE DELIVERIES TO 192 TANK BY RAIL - DECEMBER 2013

Date of Delivery			Delivered bbls			Total Meter Reading	Location	Best estimate of supplier	Identifies bbls as Jaron or Lion
$			$			$	$	$	$
DATE	RAIL CAR #	CRUDE/PRODUCTWEIGHT	DELIVEREDBBLS.	CORR. GRAVITY	BSW	RECEIPT METER READINGS BBLS.	CRUDE/ PRODUCT	SUPPLIER	LION/LOTT OR JARON?	CONTRACT #	CRUDE TYPE
METER OPEN					1,907,987.00	1.0089
12/2/2013	CBTX 729958	177,922	519.1	12.9			Mannville, AL CAN	Energy	LION/LOTT	Predatormannville_NOV13	LLK
12/2/2013	CBTX 725431	178,915	528.5	14.7			Unity, CAN	Tidal Energy	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725815	178,371	528	15			Unity, CAN	Tidal Energy	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725428	180,602	533.1	14.6			Unity, CAN	Tidal Energy	LION/LOTT	NSS-20257	LLK
12/2/2013	NATX 303952	189,225	615.5	29.5			Whitecourt, CAN	Tidal Energy	LION/LOTT	NSS-20258	Peace Sour
12/2/2013	CBTX 725970	174,489	513	14			Unity, CAN	Torq Transloading	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725973	176,299	515.8	13.3			Unity, CAN	Torq Transloading	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725972	177,403	522.6	14.3			Unity, CAN	Torq Transloading	LION/LOTT	NSS-20257	LLK
12/2/2013	CITX 221068	193,468	669.6	39.8			Rimbey, AB CAB	Gibson Energy	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	PROX 44635	191,844	668.6	41			Rimbey, AB CAB	Gibson Energy	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	SRIX 80053	178,952	529.7	15			Bruderheim, AB CAN	Canexus Corp	LION/LOTT	DK13TS00008	Bitumen
12/2/2013	PROX 75870	181,837	538.6	15.1			Calmar,CAN	Astra Energy	LION/LOTT	86318-5219	Bitumen
12/2/2013	TAEX 996	184,833	595.3	27.9			Tilley, CAN	Torq Transloading	LION/LOTT	BRTS015524_NOV13	Bow River Countess
12/2/2013	TILX 261028	176,765	542.2	20.3			Alliance, AB CAN	Vitol	LION/LOTT	VITOL_NOV13	Bow River South
12/2/2013	CAGX 980067	174,942	536.2	20.2			Alliance, AB CAN	Vitol	LION/LOTT	VITOL_NOV13	Bow River South
12/2/2013	UTLX 212033	194,756	678.4	40.9			Rimbey, AB CAB	Gibson Energy	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	UTLX 209143	195,999	683.5	41.1			Rimbey, AB CAB	Gibson Energy	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	TILX 290451	195,433	680.8	40.9			Rimbey, AB CAB	Gibson Energy	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	UTLX 210089	168,877	526.5	22.8			Sayre, OK	Westok	LION/LOTT	40772768696-2-1	Oklahoma Sweet
METER CLOSE					1,918,849.00
TOTAL			10,924.93		10,958.67

METER OPEN					1,918,849.00	1.0089
12/3/2013	CBTX 728004	169,757	543	26.8			Tilley, CAN	Torq Transloading	LION/LOTT	BRTS015524_NOV13	Bow River Countess
12/3/2013	CBTX 728025	168,130	538.1	26.8			Tilley, CAN	Torq Transloading	LION/LOTT	BRTS015524_NOV13	Bow River Countess

Schedule H - 23

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Generated: 3/9/2011 7:03:23AM	[*CONFIDENTIAL*]	Page 1 of 3

Statement of Account
As of February 2011
Commodity: LION OIL TRADING - VARIOUS CRUDES
LION OIL TRADING & TRNSPTN, INC.
Attn: [*CONFIDENTIAL*]
[*CONFIDENTIAL*]
FAX: [*CONFIDENTIAL*]

Ticket No	Open Date	Close Date/ Trans. Period	Open API	Close API	Tariff Barrels	Total Barrels
OPENING INVENTORY BY MAINLINE ORIGIN
FINNEY STATION						0.01
[*CONFIDENTIAL*]						436,029.71
TOTAL OPENING INVENTORY						436,029.72

RECEIPTS
PHYSICAL RECEIPTS
[*CONFIDENTIAL*]
111 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/01/11 07:00AM	02/01/11 10:27AM		37.0		8,434.73
112 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/01/11 07:00AM	02/01/11 10:27AM		37.0		8,200.05
117 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/02/11 20:29PM	02/03/11 11:43AM		32.7		42,193.57
118 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/02/11 20:29PM	02/03/11 11:43AM		32.7		41,168.16
121 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/03/11 23:14PM	02/04/11 15:05PM		34.0		43,080.89
122 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/03/11 23:14PM	02/04/11 15:05PM		34.0		42,103.48
123 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/04/11 15:13PM	02/06/11 06:33AM		39.3		42,943.30
124 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/04/11 15:13PM	02/06/11 06:33AM		39.3		41,836.11
127 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/05/11 06:38AM	02/06/11 19:54PM		32.6		37,917.33
128 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/05/11 06:36AM	02/06/11 19:54PM		32.6		37,196.32
137 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/08/11 21:45PM	02/09/11 10:30AM		33.2		42,269.43
138 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/08/11 21:45PM	02/09/11 10:30AM		33.2		41,234.42
145 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/10/11 09:54AM	02/11/11 02:18AM		38.8		45,525.58
146 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/10/11 09:54AM	02/11/11 02:18AM		38.8		44,280.73
151 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/12/11 02:45AM	02/13/11 01:23AM		32.9		40,076.91
152 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/12/11 02:45AM	02/13/11 01:23AM		32.9		46,775.93
155 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/13/11 11:10AM	02/13/11 19:23PM		40.8		25,837.78
156 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/13/11 11:10AM	02/13/11 19:23PM		40.8		26,078.82
161 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/14/11 22:53PM	02/16/11 11:58AM		33.5		37,387.90
162 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/14/11 22:53PM	02/15/11 11:58AM		33.5		36,574.96
165 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/16/11 01:40AM	02/16/11 16:39PM		34.1		42,340.22
166 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/16/11 01:40AM	02/16/11 16:39PM		34.1		41,374.24

Schedule H - 24

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]
Inventory Status Statement
For Period Ended 28-Feb-2011
Summary

Shipper Number:	065
Shipper Name:	LION OIL TRADING & TRANSP.

Beginning Inventory Balance		(5,635.32)

Total Receipts For This Period	1,375,421.06
Total Deliveries For This Period	(1,374,820.06)

Total Month Activity	601.00

Ending Inventory Before GAIN/(LOSS)		(5,034.32)

Oil GAIN/(LOSS) For This Period	300.99

Ending Inventory Balance		(4,733.33)

Schedule H - 25

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]
Shipper Inventory for
02/01/2011 to 03/01/2011
065 - Lion Oil Trading and Transp. [*CONFIDENTIAL*]

Batch ID	Batch Date	Tanker Name	Destination	Type	Receipts	Deliveries	Balance

Segregation: 01

	Starting Total For Seg: 01						906.15

	Current Total For Seg: 01				0.00	0.00	0.00

	Ending Seg Balance:						906.15

Segregation: 02

	Starting Total For Seg: 02						1,133.11

	Current Total For Seg: 02				0.00	0.00	0.00

	Ending Seg Balance:						1,133.11

Segregation: 04

	Starting Total For Seg: 04						612.32

	Current Total For Seg: 04				0.00	0.00	0.00

	Ending Seg Balance:						612.32

Segregation: 05

1XABL8015	02/03/2011	V.K. EDDIE	08	ABL	524,380.21
1ALCP0589	02/04/2011			S05		(74,898.84)
1CLCP0614	02/10/2011					(94,952.67)
1BLCP0655	02/20/2011					(39,978.34)
1XLCP0664	02/21/2011			S05		(109,736.87)
1ALCP0675	02/23/2011			S05		(129,994.3)
1BLCP0684	02/25/2011					(74,000)

	Starting Total For Seg: 05						11,202.22

	Current Total For Seg: 05				524,380.21	(523,561.02)	819.19

	Ending Seg Balance:						12,021.41

Segregation: 17

	Starting Total For Seg: 17						1,682.56

	Current Total For Seg: 17				0.00	0.00	0.00

	Ending Seg Balance:						1,682.56

Schedule H-25

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Printed On: 8/10/2011 9:30 am

[*CONFIDENTIAL*]	MID-VALLEY
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/1/2011 6:59:00AM
Shipper: J. ARON

Shipper Summary

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 20009 - SEMI SWEET	939.60	0.00	-184,918.40	0.00	184,918.40	0.00	939.60
Product: 20011 - CONDENSATE	0.00	20,979.88	0.00	0.00	-20,979.88	0.00	0.00
Product: 30051 - SOUTHERN GREEN CANYON	0.00	0.00	0.00	0.00	0.00	0.00	0.00

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*] Total:	939.60	20,979.88	-184,918.40	0.00	163,938.52	0.00	939.60

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 41 - EUGENE ISLAND	2,059.57	0.00	0.00	0.00	0.00	0.00	2,059.57
Product: 20003 - WEST TEXAS SOUR	80,615.72	270,000.00	-308,224.51	-119.00	0.00	0.00	42,272.21
Product: 20009 - SEMI SWEET	394.82	93,000.00	0.00	-71.00	-93,000.00	0.00	323.82
Product: 30050 - SOUTH LOUISIANA SWEET	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Product: 30051 - SOUTHERN GREEN CANYON	31,032.95	239,413.79	-194,901.97	-75.00	-70,938.52	0.00	4,531.25
Product: 30063 - WEST TEXAS INTERMEDIATE	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Product: 30147 - Gulf Coast Common	288.48	0.00	0.00	0.00	0.00	0.00	288.48

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*] Total:	114,391.54	602,413.79	-503,126.48	-265.00	-163,938.52	0.00	49,475.33

Totals For J. ARON:	115,331.14	623,393.67	-688,044.88	-265.00	0.00	0.00	50,414.93
Printed On: 8/9/2011 8:56 am

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/10/2011 6:59:00AM
Shipper: J. ARON

 Shipper Summary

[*CONFIDENTIAL*] PIPELINE SYSTEM	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 41 - EUGENE ISLAND	-30.28	0.00	0.00	0.00	0.00	0.00	-30.28
Product: 89 - SGC	37,642.71	295,307.64	-239,413.79	0.00	0.00	-147.65	93,388.91

[*CONFIDENTIAL*] PIPELINE SYSTEM Total:	37,612.43	295,307.64	-239,413.79	0.00	0.00	-147.65	93,358.63

Totals For J. ARON:	37,612.43	295,307.64	-239,413.79	0.00	0.00	-147.65	93,358.63
Printed On: 8/9/2011 9:58 am

Schedule H-26

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/1/2011 6:59:00AM
Shipper: J. ARON

 Shipper Summary

[*CONFIDENTIAL*] CITY STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 20003 - WEST TEXAS SOUR	0.00	310,000.00	-309,138.60	-258.00	0.00	0.00	603.40
Product: 20009 - SEMI SWEET	-26.00	0.00	0.00	0.00	0.00	0.00	-26.00
Product: 30063 - WEST TEXAS INTERMEDIATE	0.00	0.00	0.00	0.00	0.00	0.00	0.00

[*CONFIDENTIAL*] CITY STATION-[*CONFIDENTIAL*] Total:	-26.00	310,000.00	-309,138.60	-258.00	0.00	0.00	577.40

Totals For J. ARON:	-26.00	310,000.00	-309,138.60	-258.00	0.00	0.00	577.40

Schedule H-26

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]
INVOICE
Monday, August 08, 2011
J. Aron & Company
Attention: [*CONFIDENTIAL*]
85 Broad Street, 5th Floor

TERMS: Upon Receipt
New York, NY	10004-	INVOICE # ODS7076-D
For your reference, listed below are the fees associated with your documentation. Please forward this invoice to the accounts payable department. *** Note: The attached documentation is for the sole use by the above listed company, and not intended for reproduction.

No Charge	0.00 Net @ NC

Shipper Transfer fee	234,751.00 ### $0.00200	=	$469.50
In Line Transfer fee	0.00 X	=

	234,751.00 Invoice Total		$469.50
J. Aron & Company is requested to pay the invoice amount of $469.50 for your transactions during July 2011.
Any questions regarding this statement should be directed to [*CONFIDENTIAL*],
[*CONFIDENTIAL*].
Payment should be made to:

By Mail	or	Wire Transfer

[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Schedule H-27

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*]

J. Aron & Company		August 10, 2011
Attention: [*CONFIDENTIAL*]
200 West Street
New York, NY	10282-
The information contained herein is for the sole use of the above named company. [*CONFIDENTIAL*] does not accept responsibility for reproduction or transfer of the information.

Listed below are the transactions for J. Aron & Company at the following locations for the month of JULY 2011	Documentation # 7036-C

Location	BPD	Volume	Net	Crude	Ref. #	Received From			NC	Delivered To		API Gravity @60	Code
[*CONFIDENTIAL*] Terminal
	9,500	294,500.00		SGC	*	[*CONFIDENTIAL*]			NC	[*CONFIDENTIAL*] Terminal		*	G

										9,500	294,500.00	Sub Total

						9,500	294,500.00	Sub Total

9,500	294,500.00	Summary for SGC

9,500	294,500.00	Summary for [*CONFIDENTIAL*]

Gravity Code Reference
A - Memorandum Ticket - No Gravity Available	H - Weighted Average Gravity - Per [*CONFIDENTIAL*] P/I. Statement
B - Per Mid Valley P/I. Statement - No Gravity Available	I - Weighted Average Gravity
C - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available	J - Weighted Average Gravity - Per Plains P/I. Statement
D - Per Cameron Hwy P/I. Statement - No Gravity Available	K - Weighted Average Gravity - Per [*CONFIDENTIAL*] P/I. Statement
E - Per Plains P/I. Statement - No Gravity Available
F - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available
G - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available

[*CONFIDENTIAL*] Customer Over/Short By Method Of Delivery From: 7/1/2011 6:59:00AM To 8/1/2011 6:59:00AM July 2011	DATE: 08/03/2011 TIME: 07:57:10
CUSTOMER # - 3307
CUSTOMER NAME - J. ARON - CHOPS

	RECIEPTS		DELIVERIES
METHOD	GROSS@60	NET	GROSS@60	NET

Pipeline	0.00	0.00	-295,455.38	-295,307.65

TOTALS FOR - J. ARON - CHOPS	0.00	0.00	-295,455.38	-295,307.65

	Beginning Book	Current Receipts	Current Deliveries	Ending Book	Transfers	Adjustments	Over/Short	Ending Physical

TOTAL STOCK	2,558.95	0.00	-295,307.65	-292,748.70	294,500.00	0.00	0.00	1,751.30

LINE FILL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TOTAL	2,558.95	0.00	-295,307.65	-292,748.70	294,500.00	0.00	0.00	1,751.30

Schedule H - 28

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

[*CONFIDENTIAL*] INVOICE / ACTIVITY STATEMENT - FEB 2011
LION OIL TRADING & TRANSPORTATION, INC	INVOICE:	59618	REMIT TO:	[*CONFIDENTIAL*]
P.O. BOX 23028	DATE:	MAR 08, 2011
JACKSON, MS 39225-3028	DUE:	NET 15

			WIRE TO:	[*CONFIDENTIAL*]

ACTIVITY	ALLOW OIL	VOLUME	TICKET #	DATE	TARIFF	RATE	DOLLARS

ORIGIN: [*CONFIDENTIAL*]
PRML NAME: [*CONFIDENTIAL*]
OPENING ORIGIN INVENTORY		24,535.89 BBL

RECEIPTS
[*CONFIDENTIAL*] 24* MAINLINE - [*CONFIDENTIAL*] OIL PIPELINE		56,000.00 BBL	SSP1104619680-	02/01/11			$—

SUB-TOTAL RECEIPTS		56,000.00 BBL					$—

DELIVERIES
TRUNK
[*CONFIDENTIAL*] TERMINAL - [*CONFIDENTIAL*]	83.40 BBL	55,516.56 BBL	SSP1104619690-	02/01/11	FERC-SPLC-S-138-02	0.2259	$12,541.19

SUB-TOTAL DELIVERIES		55,516.56 BBL					$12,541.19

CLOSING ORIGIN INVENTORY		24,935.93 BBL

TOTAL FOR INVOICE							$12,541.19

Contact: 405-239-5701	[*CONFIDENTIAL*]	Page 1 of 2
Shipper Status Report

February 2011

Customer:	LION OIL TRADING & TRANSPORTATION

System:	[*CONFIDENTIAL*]

Product	Receipt Custody Point	Delivery Custody Point		Beginning Inventory	Receipts	Deliveries	PLA	Ending Inventory
DSW	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			0.00	695,000.00	0.00
	[*CONFIDENTIAL*]			3,223.00
	[*CONFIDENTIAL*]				695,000.00	0.00	0.00

Custody Point:		[*CONFIDENTIAL*]	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

Product:		DSW	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

System:		[*CONFIDENTIAL*]	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

Schedule H - 29

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Contact: 405-239-5701	[*CONFIDENTIAL*]	Page 1 of 2
Transfer Report
For the period 02/01/2011 to 03/01/2011

Customer:	LION OIL TRADING & TRANSPORTATION	Billable
Rate : $0.0065
System:	[*CONFIDENTIAL*]

RL/DL	Location	Close Date	Ticket #	From/to Customer	Product	Gravity	NSV
DL	[*CONFIDENTIAL*]	02/28/2011		[*CONFIDENTIAL*]	DSW	0 0	168,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	186,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	28,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	313,000.00

Location [*CONFIDENTIAL*] Total							695,000.00

Movement Type DL Total							695,000.00

Schedule H - 30

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE I
Initial Inventory Targets

	29-Apr-11	31-May-11	30-Jun-11
Crude	879,720	860,000

Gasoline	634,242	634,242	(1)

Diesel	316,758	316,758	(1)

Catfeed	29, 617	40,000

Slurry	10,722	10,722	(1)

Slop	6,185	6,185

Asphalt	0	0	(1)

LPG	520	520	(1)

(1) Aron to provide per deadlines in Schedule D

Schedule H - 31

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE J
Scheduling and Communications Protocol

CRUDE OIL AND FEEDSTOCKS

Trade Execution Protocol:
To the extent Delek requests that J. Aron consider purchasing Crude Oil outside the Existing Procurement Contracts, the following steps need to be followed as soon as trade details are available;

1)	Company to provide to J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)

2)	J. Aron to confirm to Company via e-mail if it agrees with all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:

Scheduling Protocol:
J. Aron shall perform the following:

•
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to Company all J. Aron obligations of the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

[*CONFIDENTIAL*]

•
Upon receipt from the Company, nominate the Company’s monthly Crude Oil requirements to third party Crude Oil suppliers in accordance with third party terms and conditions following standard industry practice.

•	Upon receipt from the Company, nominate the Company’s monthly Crude Oil requirements to the respective Pipeline Operator in accordance with the applicable tariffs following standard industry practice.

•
Upon receipt from the Company, communicate all nominations to or from third parties for pipeline receipts or deliveries in accordance with third party terms and conditions / standard industry practice.

•	Upon receipt from the Company, promptly communicate any grade and quantity changes to third parties Suppliers and/or Pipeline Operators prior to and within the flow month.

Company shall perform the following:

•
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to J. Aron all Company’s obligations of the Amended and Restated Supply and Offtake Agreement.

All scheduling communications to Company should be sent to:

•	Provide J. Aron with all monthly Crude Oil Requirements in accordance with the Supply and Offtake Agreement and any third party Crude Oil supplier’s terms and conditions.
In the event of a conflict, third party suppliers terms and conditions to govern.

•	Promptly notify J. Aron of any changes or modifications to the monthly Crude Oil requirements

Schedule H - 32

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

•	Accept and clear J. Aron’s nominations for third party pipeline receipts or deliveries.

•	Within the flow month, liaise directly with Pipeline Operators to make adjustments to the delivery schedule for Crude Oil volumes previously nominated by J Aron

•	Promptly communicating delivery schedule adjustments to J. Aron.

PRODUCTS

Trade Execution Protocol for Included Transactions:

1)	Company to provide J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)

2)	J. Aron to confirm via e-mail acceptance of all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:
Excluded Transactions Protocol:

1)	Upon entering into an Excluded Transaction, J. Aron will provide to Company, via email, a trade sheet(s), in the form of the Excluded Transaction Trade Sheet (see template in Schedule T.).

Scheduling Protocol:
J. Aron shall perform the following:

•
Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Company all Aron obligations of the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

[*CONFIDENTIAL*]

•	Upon receipt from the Company, communicate all nominations to Pipeline Operator in accordance with the FERC Rules and Regulations / standard industry practice.

•	Promptly communicate to Company any quantity or date changes or modifications to Aron’s prior nominations prior to and within the flow month.

Company shall perform the following:

•
Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Aron all Company obligations of the Supply and Offtake Agreement. All scheduling communications to Company should be sent to: the designated Refinery scheduler.

•	Provide J. Aron with all monthly Products Nominations in accordance with the Supply and Offtake Agreement.

•	Company shall promptly communicate their acceptance to J. Aron’s nominations.

•	Company shall promptly communicate their acceptance to any changes or modifications to J. Aron’s nominations.

•	Within the flow month, liaise directly with Terminal and Pipeline Operators to make adjustments to the delivery schedule for Products volumes previously nominated by J Aron

Schedule H - 33

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

•	Promptly communicating delivery schedule adjustments as well as Pipeline and Terminal operational issues to J. Aron.

Schedule H - 34

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE K
Monthly Excluded Transaction Fee Determination

Gasoline:
For all gasoline sold in an Excluded Transaction, the per barrel Adjustment for such gasoline shall equal $[*CONFIDENTIAL*] per gallon.

Diesel:
For all diesel sold in an Excluded Transaction, the per barrel Adjustment for such diesel shall equal $[*CONFIDENTIAL*] per gallon.

Schedule H - 35

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule L

Monthly Working Capital Adjustment

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:

1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.

2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus (A) for any period prior to the Adjustment Date, [*CONFIDENTIAL*]% and (B) for any period from and after the Adjustment Date, the greater of (i) [*CONFIDENTIAL*]% and (ii) the [*CONFIDENTIAL*] for such month (as determined [*CONFIDENTIAL*]) of the [*CONFIDENTIAL*] on the [*CONFIDENTIAL*] of [*CONFIDENTIAL*], computed on the basis of actual days elapsed over a 365 day year, which shall result in a positive amount. In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the Monthly True-up Amount. As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of 11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE M

Notices

If to the Company, to:
Fred Green President and Chief Operating Officer 7102 Commerce Way Brentwood, Tennessee 37027 Fred.Green@delekus.com	Assi Ginzburg Executive Vice President and Chief Financial Officer 7102 Commerce Way Brentwood, Tennessee 37027 Assi.Ginzburg@mapcoexpress.com

If to Aron, to:
Trading and Sales: [*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*] [*CONFIDENTIAL*] [*CONFIDENTIAL*]	[*CONFIDENTIAL*] [*CONFIDENTIAL*]

Scheduling:

Schedule M-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Primary: [*CONFIDENTIAL*]

Alternate: [*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Outgoing Confirmations:
Primary: [*CONFIDENTIAL*]	Alternate: [*CONFIDENTIAL*]

Invoicing/Statements/Payments:
Primary: [*CONFIDENTIAL*][*CONFIDENTIAL*]

Alternate: [*CONFIDENTIAL*]

Schedule M-2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

General Notices:
[*CONFIDENTIAL*]

Schedule M-3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE N

FIFO Balance Final Settlements

The “FIFO Balance Final Settlement” shall be determined as follows:

1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.

2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value” shall equal:

(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)

3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude Value” shall equal:

(Step-Out Price x Long Crude FIFO Position) - (Long Crude FIFO Value)

4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product Value” shall equal:

(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)

5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product Value” shall equal:

(Step-Out Price x Long Product FIFO Position) - (Long Product FIFO Value)

6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.

7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

N-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE O
MTD Performance Report
Distribution: ACCTG
From Friday, April 01, 2011 to Thursday, April 21, 2011

(All values are in Bbls)

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%

CRUDE OIL	100,291	0	1,594,316	0	81,638	94.65	75,850	94.05	1,592,851	94.05
101,755

Total Crude	100,291	101,755	0	1,594,316	0	81,638	94.65	75,850	94.05	1,592,851	94.05

CONDENSATE	6,346	0	7,980	0	451	0.52	471	0.58	9,891	0.58
4,435

DISTILLATE BLEND	0	0	33,308	0	1,819	2.11	1,586	1.97	33,308	1.97
0

FCC FEED STOCK	0	0	25,366	0	1,260	1.46	1,208	1.50	25,366	1.50
0

ISOBUTANE	3,732	0	10,010	0	463	0.54	480	0.60	10,083	0.60
3,659

NAPHTHA (REF. FD	5,308	0	0	0	0	-0.00	116	0.14	2,434	0.14
2,874

NATURAL GASOLINE	0	0	12,381	0	618	0.72	590	0.73	12,381	0.73
0

Schedule O-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
SBS CONCENTRATE	0	0	3,073	0			146	0.18	3,073	0.18
0

SLOP MIX	0	0	4,206	0			200	0.25	4,206	0.25
0

Total Other Charges	15,385	10,968	0	96,325	0	4,612	5.35	4,797	5.95	100,742	5.95

Total Charges	115,676	112,723	0	1,690,641	0	86,250	100.00	80,647	100.00	1,693,594	100.00

DEISEL - ULTRA L	0	41,830	0	0	2,140	2.48	1,992	2.47	41,830	2.47
0

DIESEL - LO SULF	0	0	0	0	0	-0.00	31	0.04	653	0.04
653

DIESEL - ULTRA L	114,455	567,609	0	0	28,056	32.53	26,671	33.07	560,091	33.07
106,936

FUEL CENTER DIES	208	0	0	0	-11	-0.01	-5	-0.01	-97	-0.01
111

Total Distillates	114,663	107,700	609,439	0	0	30,186	35.00	28,689	35.57	602,477	35.57

140/160 PEN ASPH	24,380	29,704	0	0	4,062	4.71	1,345	1.67	28,245	1.67
22,921

FLUX	88,135	211,259	0	0	16,480	19.11	11,800	14.63	247,793	14.63
124,670

AC-15P	0	442	0	0			21	0.03	442	0.03
0

ASPHALT PAVING	1,537	0	0	0	-1,117	-1.30	66	0.08	1,383	0.08

Schedule O-2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
2,920

BUTANE FROM STOR	16,018	16,863	0	0	0	-0.00	1,903	2.36	39,955	2.36
39,110

CARBON BLACK OIL	6,361	17,123	0	0	746	0.86	952	1.18	19,989	1.18
9,227

NO. 15 NaHS	19,033	0	0	0	-844	-0.98	-306	-0.38	-6,425	-0.38
12,608

PG 64-22	317,573	46,722	0	0	-3,195	-3.70	-435	-0.54	-9,140	-0.54
261,711

PG 64-22 (HEN)	0	13,845	0	0	660	0.77	659	0.82	13,845	0.82
0

PG 64-22OK	0	19,519	0	0	1,227	1.42	929	1.15	19,519	1.15
0

PG 70-28 OK	0	3,233	0	0	574	0.66	154	0.19	3,233	0.19
0

PG 76-28 OK	0	6,605	0	0			315	0.39	6,605	0.39
0

PG70-22	3,130	1,092	0	0	-827	-0.96	75	0.09	1,581	0.09
3,619

PG70-22A	0	13,163	0	0	148	0.17	627	0.78	13,163	0.78
0

PG70-22M/PAC30	0	966	0	0	138	0.16	46	0.06	966	0.06
0

Schedule O-3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
PG70-22S	0	7,557	0	0	543	0.63	360	0.45	7,557	0.45
0

PG76-22	6,739	2,918	0	0	152	0.18	156	0.19	3,282	0.19
7,103

PROPANE	613	5,462	0	0	234	0.27	251	0.31	5,262	0.31
413

PROPANE-PROPYLEN	1,012	29,278	0	0	1,174	1.36	1,365	1.69	28,658	1.69
391

PROTECTIVE COATI	39	0	0	0	0	-0.00	5	0.01	95	0.01
134

ROAD OIL - IN PL	437	0	0	0	0	-0.00	1	0.00	17	0.00
455

SODIUM HYDROSULF	0	16,643	0	0	1,228	1.42	793	0.98	16,643	0.98
0

STY-206	0	973	0	0			46	0.06	973	0.06
0

Sulfur	194	4,960	0	0	196	0.23	236	0.29	4,947	0.29
180

Total Finished Others	485,202	485,463	448,326	0	0	21,576	25.02	21,361	26.49	448,586	26.49

87 OCTANE REGULA	72,663	586,353	0	0	29,915	34.68	29,344	36.39	616,234	36.39
102,545

89 OCTANE MID-GR	0	1,466	0	0	24	0.03	70	0.09	1,466	0.09

Schedule O-4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
0

92 OCTANE PREMIU	0	566	0	0			27	0.03	566	0.03
0

93 OCTANE SUPER	41,540	34,521	0	0	12	0.01	1,128	1.40	23,691	1.40
30,709

Total Gasolines	114,203	133,254	622,906	0	0	29,950	34.72	30,569	37.91	641,957	37.91

#4DIE/KERO/#7LCO	23,757	0	0	0	-296	-0.34	200	0.25	4,208	0.25
27,965

ALKYLATE	4,631	0	0	0	-124	-0.14	-123	-0.15	-2,579	-0.15
2,052

ISOMATE	4,447	0	0	0	-123	-0.14	-178	-0.22	-3,742	-0.22
705

NO. 11 DAGO	0	0	0	0	0	-0.00	0	-0.00	0	-0.00
0

NO. 11 Solvent M	77	0	0	0	0	-0.00	0	-0.00	-1	-0.00
76

NO. 14 GC CRKED	27,324	0	0	0	-52	-0.06	-499	-0.62	-10,483	-0.62
16,841

NO. 14 GC DEP BT	1,052	0	0	0	-37	-0.04	-1	-0.00	-26	-0.00
1,026

NO. 14 SG N-BUTA	1,097	0	0	0	631	0.73	-18	-0.02	-369	-0.02
728

Schedule O-5

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
NO. 4 ST. RUN GA	37,647	0	0	0	-747	-0.87	-371	-0.46	-7,786	-0.46
29,861

NO. 4 STAB. LT.	3,225	0	0	0	-173	-0.20	18	0.02	376	0.02
3,601

NO. 4 VACUUM GAS	51,845	0	0	0	563	0.65	-935	-1.16	-19,629	-1.16
32,216

NO. 5 MIXED BUTA	299	0	0	0	-51	-0.06	1	0.00	17	0.00
316

PLATFORMATE	3,129	0	0	0	-85	-0.10	31	0.04	646	0.04
3,776

SLOP ASPHALT	2,378	0	0	0	0	-0.00	-61	-0.08	-1,279	-0.08
1,099

SLOP OIL	3,680	27,546	3,207	0	4,160	4.82	1,122	1.39	23,569	1.39
2,910

Total Intermediates	164,588	123,172	27,546	3,207	0	3,666	4.25	-813	-1.01	-17,077	-1.01

#10 CHG HTR TO F	0	0	95	0	-5	-0.01	-5	-0.01	-95	-0.01
0

#10 STP REB TO F	0	0	54	0	-2	-0.00	-3	-0.00	-54	-0.00
0

#11 ASP HTR TO F	0	0	3	0	0	-0.00	0	-0.00	-3	-0.00
0

#12 CHG HTR TO F	0	0	655	0	-28	-0.03	-31	-0.04	-655	-0.04
0

Schedule O-6

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
#16 ASP PLT FG	0	0	307	0	-20	-0.02	-15	-0.02	-307	-0.02
0

#17 SCOT HTR TO	0	0	63	0	-3	-0.00	-3	-0.00	-63	-0.00
0

#18 BOILER TO FG	0	0	1,648	0	-81	-0.09	-78	-0.10	-1,648	-0.10
0

#19 BOILER TO FG	0	0	1,618	0	-81	-0.09	-77	-0.10	-1,618	-0.10
0

#20 BOILER TO FG	0	0	1,604	0	-81	-0.09	-76	-0.09	-1,604	-0.09
0

#25 FD HTR NG FU	0	0	1,470	0	-70	-0.08	-70	-0.09	-1,470	-0.09
0

#25 REF 1 FUEL G	0	0	176	0	-6	-0.01	-8	-0.01	-176	-0.01
0

#25 REF 2 FUEL G	0	0	166	0	-6	-0.01	-8	-0.01	-166	-0.01
0

#4 ATM HTR TO FG	0	0	2,804	0	-131	-0.15	-134	-0.17	-2,804	-0.17
0

#4 PF REB TO FG	0	0	463	0	-21	-0.02	-22	-0.03	-463	-0.03
0

#4 VAC HTR TO FG	0	0	2,274	0	-104	-0.12	-108	-0.13	-2,274	-0.13
0

#6 CHG HTR TO FG	0	0	199	0	-10	-0.01	-9	-0.01	-199	-0.01
0

Schedule O-7

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
#6 REB HTR TO FG	0	0	2	0	0	-0.00	0	-0.00	-2	-0.00
0

#6 STP REB TO FG	0	0	226	0	-11	-0.01	-11	-0.01	-226	-0.01
0

#7 CHG HTR TO FG	0	0	911	0	-43	-0.05	-43	-0.05	-911	-0.05
0

#8 CHG HTR TO FG	0	0	557	0	-30	-0.03	-27	-0.03	-557	-0.03
0

#9 CHG REB TO FG	0	0	802	0	-38	-0.04	-38	-0.05	-802	-0.05
0

#9 PLAT HTR TO F	0	0	2,829	0	-123	-0.14	-135	-0.17	-2,829	-0.17
0

#9 STB REB TO FG	0	0	315	0	-13	-0.02	-15	-0.02	-315	-0.02
0

FRESH CAUSTIC	5,553	3,989	2,784	0	0	-0.00	26	0.03	542	0.03
4,890

FUEL CONSUMPTION	0	16,639	0	0	727	0.84	792	0.98	16,639	0.98
0

INCIN DUTY	0	0	195	0	-8	-0.01	-9	-0.01	-195	-0.01
0

NO. 14 SPL REB T	0	0	593	0	-28	-0.03	-28	-0.04	-593	-0.04
0

NSPS GAS TO FLAR	0	31	0	0	0	-0.00	1	0.00	31	0.00
0

Schedule O-8

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Products	Inventory Monthly	Movements Monthly	Daily Production	Ave Daily Production	Monthly Production

	Initial	Final	Shipments	Receipts	Reclass	Volume	%	Volume	%	Volume	%
PMA HOT OIL HTR	0	0	59	0	-2	-0.00	-3	-0.00	-59	-0.00
0

PURCHASED ARKLA-	0	0	4,732	0	-273	-0.32	-225	-0.28	-4,732	-0.28
0

Purchased Arkla-	0	0	2,103	0	-109	-0.13	-100	-0.12	-2,103	-0.12
0

TK HOT OIL HTR T	0	0	25	0	-2	-0.00	-1	-0.00	-25	-0.00
0

Total Others	5,553	4,890	20,659	29,734	0	-606	-0.70	-464	-0.57	-9,737	-0.57

Total Yields	884,209	854,479	1,728,876	32,941	0	84,772	98.29	79,343	98.38	1,666,206	98.38

Loss/Gain	-1,478	-1.71	-1,304	-1.62	-27,388	-1.62

Date Reconciled: Friday, April 22, 2011 10:54:00 AM
Print Date: Friday, April 22, 2011 4:21:50 PM
Printed By: PHILIPS

Schedule O-9

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE P

Product Tag	Product Group	Product Description	Grade	Location	Report
no tag	Gasoline	LF- 87 UNL	87NoLead	El Dorado Linefill	Tank Inventory- Api Volume
no tag	Gasoline	LF- 93 UNL	93NoLead	El Dorado Linefill	Tank Inventory- Api Volume
no tag	Gasoline	(400) CONV. REG 87	87NoLead	Enterprise	Ent-TEPP Inventory by Origin
no tag	Gasoline	(230) CONV. PREM 93	93NoLead	Enterprise	Ent-TEPP Inventory by Origin
CONV. REG. 87	Gasoline	CONV. REGULAR GASOLINE 87	87NoLead	Enterprise	Teppco Inven Daily
06402-22	Asphalt	0/10 PEN ASPHALT	Asphalt	Refinery	Advisor
06401-26	Asphalt	140/160 PEN ASPHALT	Asphalt	Refinery	Advisor
06011-02	Asphalt	250/300 VIS FLUX	Asphalt	Refinery	Advisor
no tag	Asphalt	250/300 visc flux (vtb)	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	64-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	70-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	70-28	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	76-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	76-28	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	AC-10-2TR	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	AC-10-2TR	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	AC-12-5TR	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	AC-12-5TR	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	AC-15P	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	AC-15P	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	AC-15P	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	AC-20-5TR	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	AC-20-5TR	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	Asphalt Extender	Asphalt	Muskogee	Facility Inventory Worksheet EOM
CONV. PREM 93	Gasoline	CONV. PREM GASOLINE 93	93NoLead	Enterprise	Teppco Inven Daily
no tag	Gasoline	N	87NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	A	91NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	X	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	N	87NoLead	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
no tag	Gasoline	A	91NoLead	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
no tag	Gasoline	87 REG	87NoLead	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
no tag	Gasoline	MID-GR	89NoLead	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

no tag	Gasoline	91 PREM	91NoLead	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
no tag	Gasoline	92 PREM	92NoLead	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
no tag	Gasoline	93 PREM	93NoLead	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
12051-00	Gasoline	87 OCTANE REGULAR GASOLINE	87NoLead	Memphis	Tank Inventories Memphis
13063-00	Gasoline	93 OCTANE PREMIUM GASOLINE	93NoLead	Memphis	Tank Inventories Memphis
no tag	Gasoline	Unleaded	87NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	SUB GRADE REGULAR	87NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	Midgrade	89NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	SUB GRADE MIDGRADE	89NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	Premium 91	91NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	Premium 92	92NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	Premium	93NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	SUB GRADE PREMIUM	93NoLead	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Gasoline	REGULAR	87NoLead	North Little Rock	NLR Terminal Daily Report
no tag	Gasoline	MIDGRADE	89NoLead	North Little Rock	NLR Terminal Daily Report
no tag	Gasoline	91 PREMIUM	91NoLead	North Little Rock	NLR Terminal Daily Report
no tag	Gasoline	92 PREMIUM	92NoLead	North Little Rock	NLR Terminal Daily Report
no tag	Gasoline	PREMIUM	93NoLead	North Little Rock	NLR Terminal Daily Report
12050-00	Gasoline	84 OCTANE SUB-GRADE GASOLINE	84NoLead	Refinery	Advisor
12051-00	Gasoline	87 OCTANE REGULAR GASOLINE	87NoLead	Refinery	Advisor
14000-00	Gasoline	89 OCTANE MID-GRADE GASOLINE	89NoLead	Refinery	Advisor
13055-00	Gasoline	92 OCTANE PREMIUM GASOLINE	92NoLead	Refinery	Advisor
13063-00	Gasoline	93 OCTANE SUPER PREMIUM GASOLINE	93NoLead	Refinery	Advisor
00600-00	Gasoline	NAPHTHA 200/400	BlendGaso	Refinery	Advisor
01100-00	Gasoline	NAPHTHA 300/360	BlendGaso	Refinery	Advisor
01101-00	Gasoline	NAPHTHA (300-360)	BlendGaso	Refinery	Advisor
01102-00	Gasoline	NAPHTHA (240-315)	BlendGaso	Refinery	Advisor
01103-00	Gasoline	NAPHTHA (REF. FD.)	BlendGaso	Refinery	Advisor
01104-00	Gasoline	ISOBUTANE	BlendGaso	Refinery	Advisor
01107-00	Gasoline	NORMAL BUTANE	BlendGaso	Refinery	Advisor
01107-01	Gasoline	NORMAL BUTANE	BlendGaso	Refinery	Advisor
01107-2	Gasoline	REF GRADE BUTANE	BlendGaso	Refinery	Advisor
01108-00	Gasoline	MIXED BUTANE	BlendGaso	Refinery	Advisor
01105-00	Catfeed	FCC FEED STOCK	Catfeed	Refinery	Advisor
IS004-08	Catfeed	NO. 4 ATMOSPHERIC GAS OIL	Catfeed	Refinery	Advisor
IS004-09	Catfeed	NO. 4 VACUUM GAS OIL	Catfeed	Refinery	Advisor

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IS004-99	Catfeed	NO.4 LIGHT VACUUM GAS OIL	Catfeed	Refinery	Advisor
IS010-02	Catfeed	NO. 10 TRTD. FCC FEED	Catfeed	Refinery	Advisor
IS012-02	Catfeed	NO. 12 TRTD. FCC FEED	Catfeed	Refinery	Advisor
IS012-05	Catfeed	GAS OIL TO #12 UNIT	Catfeed	Refinery	Advisor
01001-00	Crude	CRUDE OIL	Crude	Refinery	Advisor
01202-00	Crude	CONDENSATE	Crude	Refinery	Advisor
IS004-07	Diesel	NO. 4 DIESEL	HSD	Refinery	Advisor
IS004-15	Diesel	#4 DIESEL/KEROSENE TO #8	HSD	Refinery	Advisor
IS004-27	Diesel	NO.4 LIGHT DIESEL	HSD	Refinery	Advisor
IS004-34	Diesel	NO. 4 VACUUM DIESEL	HSD	Refinery	Advisor
IS007-03	Diesel	NO. 7 LCO	HSD	Refinery	Advisor
IS008-02	Diesel	#8 DIESEL	HSD	Refinery	Advisor
01113-00	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
01113-01	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
30000-00	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
IS004-06	Diesel	NO. 4 KEROSENE	KEROSENE	Refinery	Advisor
01601-00	Diesel	LIGHT CYCLE OIL	LCO	Refinery	Advisor
01602-00	Diesel	LIGHT CYCLE OIL	LCO	Refinery	Advisor
02101-00	LPG	PROPANE	LPG	Refinery	Advisor
02102-00	LPG	PROPANE (ODORIZED)	LPG	Refinery	Advisor
02200-00	LPG	PROPANE-PROPYLENE	LPG	Refinery	Advisor
IS004-01	LPG	NO. 4 PROCESS GAS	LPG	Refinery	Advisor
IS004-13	LPG	NO. 4 STAB. OVERHEAD LIQ.	LPG	Refinery	Advisor
IS006-02	LPG	NO. 6 HYD STP OH LIQ.	LPG	Refinery	Advisor
IS006-06	LPG	NO. 6 ISOM. STB OH LIQ.	LPG	Refinery	Advisor
IS009-12	LPG	NO. 9 PLAT. STB OH LIQ.	LPG	Refinery	Advisor
IS009-17	LPG	NO. 9 PLAT. DEP OH LIQ.	LPG	Refinery	Advisor
IS009-18	LPG	NO. 9 PLAT. DEP BTM	LPG	Refinery	Advisor
IS009-19	LPG	NO. 9 PLAT. DEP CHG	LPG	Refinery	Advisor
IS014-04	LPG	NO. 14 GC PP TO SALES	LPG	Refinery	Advisor
IS014-13	LPG	NO. 14 SG PROPANE	LPG	Refinery	Advisor
34362-00	Diesel	DIESEL - LO SULFUR DYED	LSDDYED	Refinery	Advisor
31600-00	Slop	TRANSMIX	Slop	Refinery	Advisor
IS012-03	Slop	NO. 12 STP OH LIQ.	Slop	Refinery	Advisor
07201-00	CBO	CARBON BLACK OIL	Slurry	Refinery	Advisor
07201-00	CBO	NO. 7 CBO	Slurry	Refinery	Advisor
31561-00	Diesel	DIESEL - ULTRA LO SULFUR	ULSD	Refinery	Advisor
34360-00	Diesel	DIESEL	ULSD	Refinery	Advisor
IS010-01	Diesel	NO. 10 TRTD. DIESEL	ULSD	Refinery	Advisor
IS012-01	Diesel	NO. 12 TRTD. DIESEL	ULSD	Refinery	Advisor

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

31562-00	Diesel	DEISEL - ULTRA LOW SULFUR DYED	ULSDDYED	Refinery	Advisor
01116-00	Diesel	DISTILLATE BLEND STOCK	UNFDIESEL	Refinery	Advisor
IS008-03	Diesel	#8 DIESEL SLOP TO T109	UNFDIESEL	Refinery	Advisor
IS008-06	Diesel	#4DIE/KERO/#7LCO TO #8	UNFDIESEL	Refinery	Advisor
01200-00	Gasoline	NATURAL GASOLINE	BlendGaso	Refinery	Advisor
02000-00	Gasoline	MIXED BUTANE	BlendGaso	Refinery	Advisor
02001-00	Gasoline	BUTANE	BlendGaso	Refinery	Advisor
02002-00	Gasoline	ISOBUTANE	BlendGaso	Refinery	Advisor
02003-00	Gasoline	ALKY FEED	BlendGaso	Refinery	Advisor
02004-00	Gasoline	REFORMER FEED API 62.5	BlendGaso	Refinery	Advisor
IS004-02	Gasoline	NO. 4 UNTRTD. LT. ST. RUN	BlendGaso	Refinery	Advisor
IS004-03	Gasoline	NO. 4 ST. RUN GASOLINE	BlendGaso	Refinery	Advisor
no tag	Diesel	LS Diesel	ULSD	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
no tag	Diesel	ULS Diesel	ULSD	North Little Rock	Arkansas Terminaling & Trading, Inc. EOM
IS004-04	Gasoline	NO. 4 NAPHTHA	BlendGaso	Refinery	Advisor
IS004-05	Gasoline	NO. 4 PREFLASH NAPHTHA	BlendGaso	Refinery	Advisor
IS004-11	Gasoline	NO. 4 DRIP LT. ST. RUN	BlendGaso	Refinery	Advisor
IS004-14	Gasoline	NO. 4 STAB. LT. ST. RUN	BlendGaso	Refinery	Advisor
IS005-01	Gasoline	ALKYLATE	BlendGaso	Refinery	Advisor
no tag	Diesel	LSD	ULSD	North Little Rock	NLR Terminal Daily Report
no tag	Diesel	ULSD	ULSD	North Little Rock	NLR Terminal Daily Report
no tag	Asphalt	Asphalt Extender	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
06401-00	Slop	Slop Oil	Slop	Refinery	Advisor
no tag	Asphalt	EBA	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	EMT	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	Emulsion Base	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	Flux	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	FLUX	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	FLUX	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	FLUX	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
01205-00	Asphalt	FLUX	Asphalt	Refinery	Advisor
IS011-05	Asphalt	NO. 11 ASPHALT	Asphalt	Refinery	Advisor
IS011-03	Asphalt	NO. 11 HARD ASPHALT	Asphalt	Refinery	Advisor
IS011-02	Asphalt	NO. 11 PAVING ASPHALT	Asphalt	Refinery	Advisor
IS004-10	Asphalt	NO. 4 FLUX	Asphalt	Refinery	Advisor
no tag	Asphalt	PG 64-22	Asphalt	Muskogee	Facility Inventory Worksheet EOM

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

06401-28	Asphalt	PG 64-22	Asphalt	Refinery	Advisor
no tag	Asphalt	PG 70-22	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 70-28	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 76-22	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 76-28	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	PG64-22	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	PG64-22	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	PG64-22	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	PG64-22	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
IS005-03	Gasoline	NO. 5 MIXED BUTANE	BlendGaso	Refinery	Advisor
IS006-03	Gasoline	NO. 6 HYD STP BTM	BlendGaso	Refinery	Advisor
IS006-07	Gasoline	ISOMATE	BlendGaso	Refinery	Advisor
IS007-01	Gasoline	NO. 7 PROCESS GAS	BlendGaso	Refinery	Advisor
IS007-02	Gasoline	NO. 7 CRACKED GASO	BlendGaso	Refinery	Advisor
no tag	Slop	TRANSMIX	Slop	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
no tag	Diesel	ULTRA LSD	ULSD	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
IS007-07	Gasoline	NO. 7 NAPHTHA	BlendGaso	Refinery	Advisor
IS008-01	Gasoline	#8 STRAIGHT RUN TO T360/T361	BlendGaso	Refinery	Advisor
31600-00	Slop	TRANSMIX	Slop	Memphis	Tank Inventories Memphis
31561-00	Diesel	DIESEL - ULTRA LOW SULFUR	ULSD	Memphis	Tank Inventories Memphis
IS009-02	Gasoline	NO. 9 HYD STP OH LIQ.	BlendGaso	Refinery	Advisor
IS009-03	Gasoline	NO. 9 HYD SWEET FEED	BlendGaso	Refinery	Advisor
IS009-05	Gasoline	NO. 9 HYDRO. STRIPPER BOTTOMS	BlendGaso	Refinery	Advisor
IS009-06	Gasoline	NO. 9 HTU CHARGE	BlendGaso	Refinery	Advisor
IS009-11	Gasoline	PLATFORMATE	BlendGaso	Refinery	Advisor
no tag	Diesel	X	ULSD	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
06401-30	Asphalt	PG70-22	Asphalt	Refinery	Advisor
06401-29	Asphalt	PG70-22A	Asphalt	Refinery	Advisor
06401-31	Asphalt	PG70-22M/PAC30	Asphalt	Refinery	Advisor
06401-32	Asphalt	PG70-22S	Asphalt	Refinery	Advisor
06401-33	Asphalt	PG76-22	Asphalt	Refinery	Advisor
06401-35	Asphalt	PG76-22/PG76-22S	Asphalt	Refinery	Advisor
06401-34	Asphalt	PG76-22M/PAC40	Asphalt	Refinery	Advisor
07400-00	Asphalt	ROAD OIL - IN PLANT USE	Asphalt	Refinery	Advisor
IS021-01	Asphalt	SLOP ASPHALT	Asphalt	Refinery	Advisor
no tag	Asphalt	Sty 16	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	Sty 16	Asphalt	Muskogee	Lion-Muskogee Daily Inventory

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

no tag	Asphalt	Sty 16/76-28	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	Sty 206	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	sty 206	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	Sweet Resid	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	Sweet Residual	Asphalt	Muskogee	Facility Inventory Worksheet EOM
no tag	Asphalt	VTB	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
IS010-40	Gasoline	NO. 10 TREATED CRACK GASOLINE	BlendGaso	Refinery	Advisor
IS014-02	Gasoline	NO. 14 GC CRKED GASO	BlendGaso	Refinery	Advisor
no tag	Diesel	(715) ULSD	ULSD	Enterprise	Ent-TEPP Inventory by Origin
IS014-03	Gasoline	NO. 14 GC DEP BTM	BlendGaso	Refinery	Advisor
IS014-14	Gasoline	NO. 14 SG ISOBUTANE	BlendGaso	Refinery	Advisor
ULSD	Diesel	ULTRA LOW SULFUR DIESEL	ULSD	Enterprise	Teppco Inven Daily
IS014-15	Gasoline	NO. 14 SG N-BUTANE	BlendGaso	Refinery	Advisor
IS014-16	Gasoline	NO. 14 SG C4 SPT CHG	BlendGaso	Refinery	Advisor
no tag	Diesel	LF- ULS Diesel	ULSD	El Dorado Linefill	Tank Inventory- Api Volume
IS011-01	Catfeed	NO. 11 DAGO	Catfeed	Refinery	Advisor
06313-00	Asphalt	VTB BLEND	Asphalt	Refinery	Advisor
no tag	Asphalt	PG64-22 / 6% Poly	Asphalt	Henderson	Inventory Analysis- EOM
no tag	Asphalt	PG64-22 / 6% Poly	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
no tag	Asphalt	58-28	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	76-28E	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
04532-00	Asphalt	VTB HEAVY	Asphalt	Refinery	Advisor
04533-00	Asphalt	FUEL OIL 1761	Asphalt	Refinery	Advisor
04531-00	Asphalt	Asphalt 1531	Asphalt	Refinery	Advisor
06401-36	Asphalt	PG 1531	Asphalt	Refinery	Advisor
06401-36	Asphalt	PG1531	Asphalt	Refinery	Advisor
no tag	Asphalt	140/160 pen asphalt	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	67-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
no tag	Asphalt	PG 67-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
13064-00	Gasoline	UNF 93 OCTANE SUPER PREMIUM GASOLINE	Gasoline	Refinery	Advisor
12052-00	Gasoline	UNF 84 OCTANE SUB-GRADE GASOLINE	Gasoline	Refinery	Advisor
06401-00	Slop	Slop Oil (Heavy Oils)	Slop	Refinery	Advisor
06011-03	Asphalt	525/575 VIS FLUX	Asphalt	Refinery	Advisor
	Asphalt	58-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
	Asphalt	PG 76-28E	Asphalt	Muskogee	Facility Inventory Worksheet EOM

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Asphalt	ROAD OIL (IN PLANT USE)	Asphalt	Refinery	Advisor
Slop	Slop Asphalt - Inbound	Asphalt	Refinery	Advisor
Slop	Slop Asphalt - Outbound	Asphalt	Refinery	Advisor
Asphalt	VTB LIGHT	Asphalt	Refinery	Advisor
Diesel	#2D S-15 ppm MV	Diesel	North Little Rock	Advisor
Diesel	RACK DIESEL - ULTRA LO SULFUR	Diesel	Refinery	Advisor
Gasoline	NAPHTHA (REFORMER FEED)	BlendGaso	Refinery	Advisor
Gasoline	PREM	Gasoline	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
Gasoline	Premium 93	Gasoline	North Little Rock	Advisor
Gasoline	RACK 84 OCTANE SUB-GRADE GASOLINE	Gasoline	Refinery	Advisor
Gasoline	RACK 93 OCTANE SUPER PREMIUM GASOLINE	Gasoline	Refinery	Advisor
Gasoline	SUB	Gasoline	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
Gasoline	Sub-Grade	Gasoline	North Little Rock	Advisor
Slop	Slop	Slop	Refinery	Advisor
Slop	Slop - Outbound	Slop	Refinery	Advisor
Slop	Slop Heavy	Slop	Refinery	Advisor
Slop	Slop Heavy - Inbound	Slop	Refinery	Advisor
Slop	Slop Heavy - Outbound	Slop	Refinery	Advisor
Slop	Slop Light	Slop	Refinery	Advisor
Slop	Slop Light - Inbound	Slop	Refinery	Advisor
Slop	Slop Light - Outbound	Slop	Refinery	Advisor
Slop	TMX	Slop	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
Gasoline	CAT GASOLINE	BlendGaso	Refinery	Advisor
Gasoline	CONV. PREM. GASOLINE 93	93NoLead	Enterprise	Teppco Inven Daily
Gasoline	CONV. SUB-OCTANE GASOLINE 84	84NoLead	Enterprise	Teppco Line Report
Gasoline	84NoLead	84NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	91NoLead	91NoLead	North Little Rock	NLR Terminal Daily Report
Gasoline	93NoLead	93NoLead	North Little Rock	NLR Terminal Daily Report
Gasoline	NO-LEAD	87NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	91 OCTANE PREMIUM	91NoLead	Enterprise	Teppco Inven Daily
Asphalt	250/300 FLUX	Asphalt	Refinery	Advisor
Asphalt	ASPHALT 64-22	Asphalt	Refinery	Advisor
Asphalt	ASPHALT PAVING	Asphalt	Refinery	Advisor
Asphalt	ASPHALT	Asphalt	Refinery	Advisor
Diesel	DIESEL - LO SULFUR	ULSD	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
Diesel	DIESEL - ULTRA LOW SULFUR DYED	ULSDDYED	Memphis	Lion Oil Memphis Inventory Reconcilliation EOM
Asphalt	70 pen	Asphalt	Muskogee	Lion-Muskogee Daily Inventory
Asphalt	70 pen/64-22	Asphalt	Muskogee	Lion-Muskogee Daily Inventory

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Asphalt	PG 58-28	Asphalt	Henderson	Trinity Asphalt LTD Lion Oil Terminal Inventory
Asphalt	Polymer AC-15P	Asphalt	Refinery	Advisor
Diesel	ULSDDYED	ULSDDYED	North Little Rock	JP North Little Rock Inventory
Gasoline	(420) CONV. SUB-OCT 84	84NoLead	Enterprise	Teppco Line Report
Gasoline	CONV. PREM 93	93NoLead	Enterprise	Teppco Line Report
Gasoline	CONV. REG. 87	87NoLead	Enterprise	Teppco Line Report
Gasoline	CONV. REG. GASOLINE 87	87NoLead	Enterprise	Teppco Line Report
Gasoline	J ARON REGULAR	87NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	J ARON PREMIUM	93NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	SUB GRADE MIDGRADE 89SE	91NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	SUB GRADE PREMIUM 93SE	93NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	SUB GRADE REGULAR 87SE	87NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	SUB OCTANE SONA	84NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	Unleaded Premium 93	93NoLead	North Little Rock	JP North Little Rock Inventory
Gasoline	Unleaded Regular 87	87NoLead	North Little Rock	JP North Little Rock Inventory
Diesel	J ARON ULSD	ULSD	North Little Rock	JP North Little Rock Inventory
Gasoline	BUTANE FROM STORAGE	BlendGaso	Refinery	Advisor
Gasoline	LF- 84 UNL	84NoLead	Refinery	Advisor
Gasoline	87NoLead	87NoLead	North Little Rock	NLR Terminal Daily Report
Gasoline	89NoLead	89NoLead	North Little Rock	NLR Terminal Daily Report
Gasoline	92NoLead	92NoLead	North Little Rock	NLR Terminal Daily Report
Gasoline	BlendGaso	BlendGaso	North Little Rock	NLR Terminal Daily Report
Diesel	LCO	LCO	Refinery	Advisor
Catfeed	CATFEED	Catfeed	Refinery	Advisor
Diesel	HSD	HSD	Refinery	Advisor
Diesel	UNFDIESEL	UNFDIESEL	Refinery	Advisor
LPG	LPG	LPG	Refinery	Advisor
Slurry	CBO	CBO	Refinery	Advisor
Slurry	CBO/Road Oil	CBO	Refinery	Advisor
Diesel	LSDDYED	LSDDYED	Refinery	Advisor

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE Q
Form of Trade Sheet

Trade Ticket
Trade Date (Month/Day/Year):	[mm/dd/yyyy]				Ticket #:	[#]	Version:	[#]			Evergreen:	[No]
Buyer (Full Legal Name):	[Buyer Entity]				Contact:	[ Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):	[Seller Entity]				Contact:	[ Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):	[Broker]				Rate:	[ Rate]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]		Unit/Intervals:	[Barrels]	Tolerance:	[Plus;Minus;Plus/Minus]	%:	[%]	Option:	[Buyer's Option;Seller's Option;Operational Tolerance]
Product Description:	[Crude]	Grade/Type:	[Grade]			Grade Description:	[Common Stream]
Delivery Start Date:	[Start Date]		Delivery End Date:	[End Date]
Shipping Method:	[Pipeline]			Incoterms:	[Incoterm]	Delivery Location:	[TBD]
Payment Terms:	[20 Bizdays after Delivery Month]							GT&C:	[Conoco w/Stusco]
	+/-%		Publication/Price	Average Type	Rounding	Contract Month	Contract Year	Custom Pricing Start	Custom Pricing End	+/- Payment	Payment	per Unit
Price 1:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 2:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 3:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 4:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Crude Exchange:	[Yes/No]
Buyer (Full Legal Name):	[Buyer Entity]
Seller (Full Legal Name):	[Seller Entity]
Delivery Start Date:	[Start Date]		Delivery End Date:	[End Date]
Product Description:	[Crude]	Grade/Type:	[Grade]			Grade Description:	[Common Stream]
Shipping Method:	[Pipeline]			Incoterms:	[Incoterm]	Delivery Location:	[TBD]
Payment Terms:	[20 Bizdays after Delivery Month]
	+/-%		Publication/Price	Average Type	Rounding	Contract Month	Contract Year	Custom Pricing Start	Custom Pricing End	+/- Payment	Payment	per Unit
Price 1:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 2:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 3:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Price 4:	[+/-]	[%]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Comments:	[Comments should be entered for any item not captured in the sections above]

Schedule Q-1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE R
FORM OF STEP-OUT INVENTORY SALES AGREEMENT
THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of __________, by and between J. Aron & Company (“Seller”) and Lion Oil Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).
RECITALS
A.Buyer owns and operates a refinery and related assets located in El Dorado, Arkansas (the “Refinery”).

B.Buyer and Seller have entered into the Lion Oil Inventory Sales Agreement pursuant to which Seller procured all of Buyer’s then current portion of the Crude and Product Inventory as of the Inventory Transfer Time.

C.Seller and LOTT have entered into the LOTT Inventory Sales Agreement pursuant to which Seller procured all of LOTT’s then current portion of the Crude and Product Inventory as of the Inventory Transfer Time.

D.At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Transfer Locations (as defined below).

E.Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.

AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:
SECTION 1: DEFINITIONS

1.1Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.
“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.
“BS&W” means basic sediment and water.
“Business Day” has the meaning specified in the Supply and Offtake Agreement.
“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.
“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are held in the Transfer Locations as of the Inventory Transfer Time.
“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.
“Deferred Portion” has the meaning specified in the Lion Oil Inventory Sales Agreement between the Parties, dated as of the Commencement Date.
“Estimated Termination Date Value” has the meaning set forth in Section 4.1.
“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.
“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Termination Date.
“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.
“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.
“Refinery” has the meaning set forth in Recital A of this Agreement.
“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.
“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Supply and Offtake Agreement.
“Termination Date” means the date on which the Supply and Offtake Agreement terminates.
“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Seller, Buyer and LOTT, dated as of April 29, 2011, as from time to time amended, modified and/or restated.
“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks, as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Termination Date.
All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.
SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement).

2.2Warranties and Representations of Conveying Party; Disclaimer of Warranties.
2.2.1EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SECTION 3: DETERMINATION OF INVENTORY

3.1Inspection. The Independent Inspection Company shall determine and report the quantity and quality of the entire physical inventory. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than five (5) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.

3.2Physical Inventory.

3.2.1Except as described in Section 3.2.2 below, the Independent Inspection Company shall conduct a survey of the physical inventory at and as of the Inventory Transfer Time, and shall conduct the physical inventory pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.

3.2.2With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Buyer, in which case the inventory will be determined as per Section 3.2.1, at that location based on its normal month-end inventory determination procedures. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline.

3.3Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be binding on both Parties. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in the Transfer Locations shall be the “Definitive Termination Date Volume” for purposes of this Agreement.

4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

3.4Inventory Report. Within three (3) Business Days after the Inventory Transfer Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1Delivery of Estimated Termination Date Value.

(a)
No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b)
Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase value for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The Estimated Termination Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 20.2(b) of the Supply and Offtake Agreement.

4.3Crude and Product Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”), provided that Seller has obtained the appropriate information for such calculation. Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value.

4.3.1Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Definitive Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the

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Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 20.2(c) of the Supply and Offtake Agreement.

4.5Deferred Portion. Upon the Termination Date, Seller shall pay to Buyer the Deferred Portion, irrespective of whether Seller makes any payments to Buyer pursuant to Section 4.4 above.

4.6Taxes.

4.6.1Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption; provided, however, that (i) the failure of Seller to separately state or collect Taxes from the Buyer shall not alter the liability of the Buyer for Taxes and (ii) Seller shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Buyer. Seller shall be responsible for all taxes imposed on Seller’s net income.

4.6.2If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.

4.6.3Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

shall be under the Buyer’s direction but Seller shall be consulted. In any event, the Parties shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.6.4Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)
Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Seller’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Seller (taking into account any credit support for the Seller) immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(b)
Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2Termination. If an Event of Default has occurred and is continuing under the Supply and Offtake Agreement, then Seller (if Buyer is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.

5.3Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

5.4Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.5Waiver; Limitation of Liability.

5.5.1The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.5.2IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.7Choice of Law; Dispute Resolution.

5.7.1This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.7.2All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

5.7.3This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Seller in New York.

5.8Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.9Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.

5.10Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.11Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

[Remainder of page intentionally left blank]

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:
Name:
Title:

LION OIL COMPANY

By:
Name:
Title:

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule S
Shipping Dock Report

Distribution
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
From Friday, April 01, 2011 to Thursday, April 21, 2011

Dock	Products	Daily Volume	MTD Volume
Name	Description	Gallons	Barrels	Gallons	Barrels

DS001	DS001 - GASOLINE TRUCKS

12051-00	87 OCTANE REGULAR GASOLINE	222,132	5,289	4,326,417	103,010

13055-00	92 OCTANE PREMIUM GASOLINE	0	0	23,759	566

13063-00	93 OCTANE SUPER PREMIUM GASOLINE	10,424	248	187,834	4,472

14000-00	89 OCTANE MID-GRADE GASOLINE	994	24	61,581	1,466

31561-00	DIESEL - ULTRA LO SULFUR	210,917	5,022	4,170,870	99,306

31562-00	DEISEL - ULTRA LOW SULFUR DYED	89,889	2,140	1,756,842	41,830
		534,356	12,723	10,527,303	250,650

DS003	DS003 - 111 & 219 WEST RACK

06401-26	140/160 PEN ASPHALT	84,261	2,006	1,247,560	29,704

06401-28	PG 64-22	91,906	2,188	1,824,095	43,431
		176,167	4,194	3,071,655	73,135

DS004	DS004 - PMA NORTH RACK

06401-29	PG70-22A	6,205	148	552,828	13,163

06401-31	PG70-22M/PAC30	5,781	138	40,557	966

06401-32	PG70-22S	22,812	543	317,379	7,557
		34,798	829	910,764	21,685

DS007	DS007 - PUMPHOUSE TRUCKS

07201-00	CARBON BLACK OIL	76,367	1,818	719,163	17,123

		76,367	1,818	719,163	17,123

Schedule S - 1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Dock	Products	Daily Volume	MTD Volume
Name	Description	Gallons	Barrels	Gallons	Barrels

DS009	DS009 - LIGHT OIL TREATER TRUCKS

02801-00	SODIUM HYDROSULFIDE	51,556	1,228	644,660	15,349

03029-00	SPENT ACID	12,323	293	168,867	4,021

		63,879	1,521	813,527	19,370

DS010	DS010 - ACID TANKCARS

02801-00	SODIUM HYDROSULFIDE	0	0	54,351	1,294
		0	0	54,351	1,294

DS014	DS014 - CUTBACK TANKCARS

06011-02	250/300 VIS FLUX	0	0	2,871,440	68,368
		0	0	2,871,440	68,368

DS019	DS019 - C3 TRUCKS

02101-00	PROPANE	8,657	206	229,396	5,462
		8,657	206	229,396	5,462

DS020	DS020 - C3= TRUCKS

02200-00	PROPANE-PROPYLENE	61,226	1,458	1,229,681	29,278
		61,226	1,458	1,229,681	29,278

DS021	DS021 - SULFUR TRUCKS

07226-00	Sulfur	6,445	153	208,338	4,960
		6,445	153	208,338	4,960

DS022	DS022 - 56 RACK TRUCKS

06011-02	250/300 VIS FLUX	297,794	7,090	6,001,419	142,891
		297,794	7,090	6,001,419	142,891

DS036	OFFSITE HENDERSON SHIPMENTS

06430-00	PG 64-22 (HEN)	27,718	660	581,495	13,845

06431-00	AC-15P	0	0	18,575	442

		27,718	660	600,070	14,287

Schedule S - 2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Dock	Products	Daily Volume	MTD Volume
Name	Description	Gallons	Barrels	Gallons	Barrels

DS038	OFFSITE MUSKOGEE SHIPMENTS

06401-28	PG 64-22	17,349	413	138,237	3,291

06401-30	PG70-22	0	0	45,884	1,092

06401-33	PG76-22	5,788	138	5,788	138

06501-01	PG 64-22OK	51,520	1,227	819,786	19,519

06501-02	PG 70-28 OK	24,088	574	135,806	3,233

06501-03	PG 76-28 OK	0	0	277,395	6,605

06501-07	STY-206	0	0	40,857	973

		98,745	2,351	1,463,753	34,851

DS044	DS044 - PMA SOUTH RACK

06401-33	PG76-22	12,470	297	116,774	2,780

		12,470	297	116,774	2,780

DSTET	DSTET - TET P/L SHIPMENTS

12051-00	87 OCTANE REGULAR GASOLINE	1,508,010	35,905	20,300,406	483,343

13063-00	93 OCTANE SUPER PREMIUM GASOLINE	0	0	1,262,058	30,049

31561-00	DIESEL - ULTRA LO SULFUR	1,282,386	30,533	19,668,726	468,303
		2,790,396	66,438	41,231,190	981,695

Date Reconciled: Friday, April 22, 2011 10:54:00 AM
Print Date: Friday, April 22, 2011 4:22:06 PM
Printed By: PHILIPS

Schedule S - 3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE T

EXCLUDED TRANSACTION TRADE SHEET

Trade Date (Month/Day/Year):	[MM/DD/YYYY]
Ticket No.	#

Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a "Buy" will reduce the volume to be shipped from the Storage Facilities for the period listed, and a "Sell" will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact]	Phone No#	[###-###-####]

FOR PRODUCT
Quantity:		Unit / Conversion:	[Barrels]
Product Description:
Specifications (Grade):
Shipping Method:
Location/Pipeline:		Pipeline:	Cycle:	[If Applicable]
Delivery Period:

Comments:

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule U

Available Storage and Transportation Arrangements

The Available Storage and Transportation Arrangements listed below (as modified or amended) and all agreements or instruments related thereto, entered into in connection with the transactions contemplated in this Agreement, include the facilities and locations that are subject to the Required Storage and Transportation Arrangements described in the Supply and Offtake Agreement as well as other facilities and locations.

1.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] between [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

2.	Amendment No. 3 to [*CONFIDENTIAL*] dated [*CONFIDENTIAL*] between [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

3.	Amendment No. 2 to the [*CONFIDENTIAL*] dated [*CONFIDENTIAL*] between [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

4.	Amendment No. 2 to the [*CONFIDENTIAL*] dated [*CONFIDENTIAL*] between [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

5.	Amended and Restated [*CONFIDENTIAL*] dated [*CONFIDENTIAL*] among [*CONFIDENTIAL*], [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

6.	All of the Required MLP Arrangements (as defined in the Agreement).

7.	Terminalling Services Agreement (Memphis Terminal) dated November 7, 2012 among Lion Oil Company, Delek Logistics Operating, LLC, and J. Aron & Company.

8.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] by and between [*CONFIDENTIAL*], as lessor, and [*CONFIDENTIAL*], as lessee ([*CONFIDENTIAL*])

9.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] among [*CONFIDENTIAL*], [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

10.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] among [*CONFIDENTIAL*], [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

11.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*], [*CONFIDENTIAL*], [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

12.	All pipelines and terminals referenced on Schedules V and W to this Agreement

13.	Shipper status on the [*CONFIDENTIAL*] and [*CONFIDENTIAL*], and storage rights as terminals located at various points along such systems

14.	[*CONFIDENTIAL*] with [*CONFIDENTIAL*] regarding the [*CONFIDENTIAL*]

15.	Various asphalt terminalling contracts for facilities in Oklahoma and Tennessee

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

16.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] between [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

17.	[*CONFIDENTIAL*] dated [*CONFIDENTIAL*] among [*CONFIDENTIAL*], [*CONFIDENTIAL*] and [*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule V-2

Aron Crude Receipts Pipelines

1.	[*CONFIDENTIAL*]

2.	[*CONFIDENTIAL*]

3.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

4.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

5.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

6.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

7.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

8.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

9.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

10.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

11.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

12.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

13.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

14.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule V-3

Aron Crude Receipts Pipelines

1.	[*CONFIDENTIAL*]

2.	[*CONFIDENTIAL*]

3.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

4.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

5.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

6.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

7.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

8.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

9.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

10.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

b.	[*CONFIDENTIAL*]

11.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

12.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

13.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

ii.	[*CONFIDENTIAL*]

14.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE W
Product Pipeline System / Included Terminals

1.	El Dorado Pipeline (Products)

2.	El Dorado Terminal

3.	Memphis Terminal (Asphalt)

4.	Henderson Terminal

5.	Muskogee Terminal

6.	Frontier Terminal (Muskogee)

7.	DKL - North Little Rock, AR (Terminal)

8.	DKL - Memphis, TN (Terminal)

9.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

d.	[*CONFIDENTIAL*]

e.	[*CONFIDENTIAL*]

f.	[*CONFIDENTIAL*]

g.	[*CONFIDENTIAL*]

h.	[*CONFIDENTIAL*]

i.	[*CONFIDENTIAL*]

j.	[*CONFIDENTIAL*]

k.	[*CONFIDENTIAL*]

l.	[*CONFIDENTIAL*]

10.	[*CONFIDENTIAL*]

a.	[*CONFIDENTIAL*]

b.	[*CONFIDENTIAL*]

c.	[*CONFIDENTIAL*]

d.	[*CONFIDENTIAL*]

Schedule W

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule X
Execution Version

MARKETING AND SALES AGREEMENT
This Marketing and Sales Agreement (the “Agreement”) is made as of the Commencement Date, between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).
WHEREAS, the Company owns and operates a crude oil refinery located in El Dorado, Arkansas (the “Refinery”) for the processing and refining of crude oil and other petroleum feedstocks and the recovery therefrom of refined products;
WHEREAS, the Parties are parties to the Supply and Offtake Agreement (as defined below) pursuant to which, among other things, the Company shall sell and deliver refined products to Aron and Aron shall purchase and receive from the Company refined products produced by the Refinery (other than certain excluded products) pursuant to the terms and conditions set forth in the Supply and Offtake Agreement;
WHEREAS, the Parties have agreed that, for the term of the Supply and Offtake Agreement, the Company will provide professional consulting, liaison, and other related services to assist Aron in the marketing and sale of the refined products acquired by Aron under the Supply and Offtake Agreement upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Aron and the Company do hereby agree as follows:
ARTICLE 1.
DEFINITIONS AND CONSTRUCTION

1.1Definitions.

For purposes of this Agreement, including the forgoing recitals, the following terms shall have the meanings indicated below:
“Affiliate” has the meaning specified in the Supply and Offtake Agreement.
“Aggregate Receipts” has the meaning specified in the Supply and Offtake Agreement.
“Agreement” or “this Agreement” means this Marketing and Sales Agreement, as may be amended, modified, supplemented, extended, renewed or restated from time to time in accordance with the terms hereof.
“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any

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Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.
“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.
“Company Purchase Agreement” has the meaning specified in Section 2.4(a).
“Company Purchaser” has the meaning specified in Section 2.4(a).
“Company’s Product Marketing Operations” means the sale and distribution of gasoline and diesel fuel by the Company in the wholesale and bulk markets, for purposes of retail operations and third party distribution, via rack sales at the Refinery, at downstream locations or via exchange to third parties at downstream locations.
“Covering Transaction” has the meaning specified in Section 2.6.
“Crude Oil” has the meaning specified in the Supply and Offtake Agreement.
“Customer” means any third party purchaser of Product from Aron (other than the Company or any of its Affiliates).
“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.
“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“Excluded Transaction” has the meaning specified in Section 2.5.
“Governmental Authority” has the meaning specified in the Supply and Offtake Agreement.
“Guarantee” has the meaning specified in the Supply and Offtake Agreement.
“Included Transaction” means a transaction identified as such pursuant to Section 2.2(b).
“Included Third Party Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

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“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.
“Long Product FIFO Price” means the applicable price for any given Product, as set forth on Schedule B of the Supply and Offtake Agreement.
“Monthly Excluded Transaction Fee” has the meaning specified in the Supply and Offtake Agreement.
“Monthly Product Sale Adjustment” has the meaning specified in the Supply and Offtake Agreement.
“Monthly True-up Amount” has the meaning specified in the Supply and Offtake Agreement.
“MTD Performance Report” has the meaning specified in the Supply and Offtake Agreement.
“Operational Volume Range” has the meaning specified in the Supply and Offtake Agreement.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.
“Pricing Group” means any of the refined petroleum product groups listed as a pricing group on Schedule P of the Supply and Offtake Agreement.
“Product Purchase Agreement” means an agreement between Aron and a Customer providing for the sale by Aron and the purchase by such Customer of an agreed quantity of a specified Product.
“Product Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.
“Products” means any of the refined petroleum products listed on Schedule A of the Supply and Offtake Agreement, as amended from time to time by mutual agreement of the Parties.
“Refinery Facilities” means all the facilities owned and operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery

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facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.
“Scheduling and Communications Protocol” means the procedures listed on Schedule J of the Supply and Offtake Agreement.
“Shortfall Transaction” has the meaning specified in Section 2.6.
“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.
“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, among the Company, LOTT and Aron, pursuant to which the Company and LOTT shall grant to Aron an exclusive right to use the Storage Facilities in connection with the Supply and Offtake Agreement.
“Storage Tanks” means, collectively, the Crude Storage Tanks and the Product Storage Tanks, as defined in the Supply and Offtake Agreement.
“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Aron, the Company and LOTT, dated as of April 29, 2011, as amended, modified and/or restated from time to time.
“Target Month End Product Volume” has the meaning specified in the Supply and Offtake Agreement.
1.2Construction of Agreement.

(a)Unless otherwise specified, all references herein are to the Articles and Sections to this Agreement.

(b)All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(c)Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(d)Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

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(e)Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(f)A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(g)Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

(h)Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.

(i)Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to the net volume.

(j)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3Acknowledgement. The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

ARTICLE 2.
MARKETING OF PRODUCTS

2.1Marketing Services.

(a)The Company agrees to assist in marketing Products by serving as a liaison between Aron and potential Customers with respect to term and spot sales of Products to such Customers in accordance with the terms hereof. The Company agrees to maintain a staff of employees (the “Staff”) at the Refinery that is experienced and knowledgeable in marketing and selling refined petroleum products and distribution operations. The Staff and designated employees of Aron shall work cooperatively with each other to generate sales of Products as contemplated by the terms of this Agreement. All of the services to be provided by the Company to Aron shall be performed in, or the product or benefit thereof delivered to, Arkansas, Tennessee or New York State.
(b)Subject to the terms and conditions set forth herein, the Company shall endeavor in a commercially reasonable manner to arrange for Product sales in such volumes so that, as of the end of each calendar month, the volume of each Product held by Aron in the Product Storage Tanks is as close as reasonably practicable to the Target Month End Product Volume for such Product.

2.2Included Transactions.

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(a)From time to time during the term of this Agreement, the Company may identify potential Customers who wish to enter into Product Purchase Agreements with Aron. The Company may discuss with any such potential Customer the price, quantity, delivery period or periods, product grade and other material terms on which such potential Customer is prepared to agree to a Product Purchase Agreement. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any Product Purchase Agreement and shall not represent to any potential Customer that it has such authority. If the Company has negotiated an offer from a potential Customer to enter into a Product Purchase Agreement that complies with the terms and conditions hereof, the Company shall apprise Aron in writing of the terms of such offer and Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. For each such offer presented to Aron, the Company shall prepare and provide to Aron a trade ticket listing the proposed Customer, price, quantity, delivery period(s), product grade and other material terms of such offer in the form prescribed in Schedule J.

(b)If Aron desires to accept any such offer, then Aron shall endeavor to promptly communicate its formal acceptance of such offer directly to the potential Customer so that Aron may establish a binding agreement between Aron and such potential Customer. If a binding agreement is so established to Aron’s satisfaction, then Aron will seek to finalize and confirm such Product Purchase Agreement using its ordinary documentation and confirmation procedures. If such a Product Purchase Agreement is entered into by Aron, the definitive terms and conditions thereof shall be exclusively those terms and conditions agreed to by Aron, without regard to any terms and conditions previously discussed between the Company and such Customer; provided, however, that in the event the pricing terms agreed by Aron differ from those negotiated by the Company and offered to Aron, Aron will utilize the price negotiated by the Company and offered to it for purposes of calculating the Aggregate Receipts for purposes of computing the Monthly Product Sale Adjustment. Any Product Purchase Agreement entered into pursuant to this Section 2.2 shall be an “Included Transaction” for purposes of this Agreement. If Aron enters into a Product Purchase Agreement, it shall promptly confirm this to the Company by sending to the Company an email confirmation notifying the Company that a transaction has been executed on the basis of the relevant trade ticket. In addition, if the relevant Customer has consented to Aron sharing copies of such Product Purchase Agreement with the Company, then Aron shall provide a copy thereof to the Company.

(c)In lieu of entering into a proposed Product Purchase Agreement with a potential Customer, Aron may elect to execute an Excluded Transaction for the quantity covered by such proposed Product Purchase Agreement, provided that such Excluded Transaction shall be subject to the following terms and conditions: (i) Aron shall promptly advise the Company in writing of its election to effect such an Excluded Transaction; (ii) notwithstanding anything to the contrary in Section 2.5(b) hereof or Section 7.8 of the Supply and Offtake Agreement, no Monthly Excluded Transaction Fee shall be due with respect to the quantity subject to such Excluded Transaction, (iii) notwithstanding anything to the contrary in Section 2.5(c) hereof, no adjustment shall be made to any Target Month End Product Volume as a result of such Excluded Transaction and (iv) for purposes of clause (y) of the definition of Aggregate Receipts in the Supply and Offtake Agreement, the aggregate purchase price under such proposed Product Purchase Agreement shall be included as contemplated thereby.

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(d)Aron may, in its discretion, acting in good faith, elect to reject any such offer to enter into a Product Purchase Agreement. Aron’s decision to reject any such offer shall be based on such factors and considerations as Aron deems relevant, which may include (without limitation) the proposed commercial terms, credit considerations (including credit quality and credit limits), reputational considerations, prior or current interactions between Aron and the proposed Customer, the presence or absence of trading documentation between Aron and the proposed Customer, the presence or absence of a pre-existing trading relationship with the proposed Customer or the suitability of the proposed Customer for such transaction. Aron reserves the right to accept or reject any potential transaction with such counterparty in accordance with this Section (d); provided that, Aron shall not refuse to trade with any counterparty based solely on the fact that such trade was presented to it by the Company hereunder where, at such time, Aron would otherwise have traded with such counterparty on such terms and under all other applicable policies and limitations.

2.3Additional Transaction Terms and Guidelines. When identifying potential Product Purchase Agreements, the Company shall use commercially reasonable efforts to comply with any guidelines that Aron may from time to time provide to the Company, in writing, to be observed by the Company when identifying potential Product Purchase Agreements.

2.4Sales to the Company.

(a)The Company, or an Affiliate of the Company (a “Company Purchaser”), intends to purchase Product from Aron for purposes of the Company’s Product Marketing Operations. In addition, in the event that Aron elects not to enter into any Product Purchase Agreement with a Customer proposed by the Company to Aron pursuant to Section 2.2, and at such time the Company has reasonably determined that Product sales are being made at an insufficient rate to permit the Refinery to continue its ordinary commercial operations, then a Company Purchaser may, at its election, enter into an agreement with such proposed Customer for the sale of Product and the Company Purchaser shall be permitted to purchase Product from Aron necessary to supply such proposed Customer at a price equal to the applicable Long Product FIFO Price (as defined in Schedule B to the Supply and Offtake Agreement).

(b)If, in Aron’s judgment, any proposed sale to a Company Purchaser under Section 2.4(a) involves a bulk quantity, taking into account the quantities generally subject to transactions being entered into by Company Purchasers under Section 2.4(a), then Aron may require that such bulk quantity transaction be separately confirmed and settled between Aron and such Company Purchaser. Any such separately confirmed and settled transaction shall be a “Company Purchase Agreement” hereunder. Aron shall have the right to require that a Company Purchaser provide Aron with documentation and other diligence before entering into any such Company Purchase Agreement.

(c)The parties acknowledge and agree that the purchase price payable by the Company Purchaser to Aron under a Company Purchase Agreement shall be the purchase price specified in the confirmation for such transaction.

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(d)The purchase price for any Product delivered to or lifted by the Company that is not subject to a Company Purchase Agreement shall be determined and paid to Aron in accordance with the provisions of the Supply and Offtake Agreement.

(e)The Company shall be permitted to purchase Product from Aron to the extent necessary to meet its obligations for the Company’s Product Marketing Operations.

(f)The Parties acknowledge that, for any Product that a Company Purchaser buys from Aron without a Company Purchase Agreement, title to such Product shall pass to such Company Purchaser as such Product leaves the relevant outlet flange or other delivery point at which delivery is made to such Company Purchaser, at which point such Company Purchaser may further transfer title to such Product without restriction hereunder.

2.5Excluded Transactions.

(a)Subject to retaining a sufficient quantity of Product to satisfy its obligations under outstanding Product Purchase Agreements, Company Purchase Agreements and normal rack sales activity expected to be executed and delivered during such month, Aron may, from time to time and in its discretion, sell or buy quantities of Products in transactions not introduced to Aron pursuant to Section 2.2(a) above (each, an “Excluded Transaction”), provided that Aron may not enter into an Excluded Transaction if, at such time and based on such information as is then reasonably available to Aron, Aron determines that such Excluded Transaction:

(i)would result in the volume of Products held by Aron in the Product Storage Tanks at any point in time being less than the minimum volume or more than the maximum volume of the Operational Volume Range for the relevant Product;

(ii)would cause the aggregate quantity of Products scheduled to be delivered during any pipeline delivery cycle to exceed the applicable aggregate limit available to the Company for deliveries of such Product during such cycle; or

(iii)would result in sales commitments for any particular Products exceeding the quantity of such Product expected to be available for delivery at any point in time.

At least two (2) days prior to entering into one or more Excluded Transactions, Aron shall advise the Company that Aron wishes to enter into such Excluded Transaction or Excluded Transactions and provide the Company with a trade sheet, in the form of Schedule T to the Supply and Offtake Agreement (an “Excluded Transaction Trade Sheet”), setting forth certain of the material terms of each such proposed Excluded Transaction. The Company agrees that it shall promptly review each such Excluded Transaction Trade Sheet and advise Aron if it has determined, on a commercially reasonable basis, that an operational or logistical reason would interfere in a material respect with the fulfillment of each such proposed Excluded Transaction; provided that, if Aron wishes to enter into more than one Excluded Transaction, the Company shall take into account the combined effect of all such Excluded Transactions in considering any operational or logistical concerns. If the Company does not promptly advise Aron of any such operational or logistical concerns or if Aron and the Company resolve any such concerns that the Company has promptly raised, then Aron may proceed with such proposed Excluded Transaction or Excluded Transactions. Promptly after entering into an Excluded Transaction, Aron will advise the Company of the Product quantities and delivery periods for that Excluded Transaction.

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(b)The Monthly Excluded Transaction Fee (as defined in the Supply and Offtake Agreement) shall be due from Aron to the Company as part of the Monthly True-up Amount determined under the Supply and Offtake Agreement.

(c)For any calendar month in which quantities of Products are delivered by Aron under one or more Excluded Transactions entered into during such month, the Target Month End Product Volume of any such Product for the end of such month shall be reduced by the aggregate net quantity of such Product so delivered.

(d)To confirm the intended scope of the term Excluded Transaction, the parties acknowledge and agree that Excluded Transactions apply only to quantities of Products held in the Product Storage Tanks and not to any other transactions involving fuels to which Aron may be a party.

2.6Effect of Covering Transactions. If, as a result of the Company’s failure to produce the quantities of Product projected under the Supply and Offtake Agreement or the Company’s failure to comply with its obligations under this Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions (each, a “Shortfall Transaction”) and Aron procures Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (each such procurement, a “Covering Transaction”), then notwithstanding anything to the contrary herein and in the Supply and Offtake Agreement, neither such Shortfall Transaction nor such Covering Transaction shall constitute an Included Transaction or an

Excluded Transaction for purposes this Agreement or the Supply and Offtake Agreement; provided that the foregoing shall not in any way limit any amount that is due pursuant to Section 7.6 of the Supply and Offtake Agreement.

ARTICLE 3.
MONTHLY TRUE-UP

3.1Monthly True-up Amounts. The Monthly True-up Amount for all Products sold pursuant to this Agreement shall be calculated pursuant to Sections 7.5, 7.6, 7.7 and 7.8 of the Supply and Offtake Agreement.

ARTICLE 4.
CREDIT REQUIREMENTS

4.1Credit Support. The parties acknowledge and agree that the Guarantee provided in connection with the Supply and Offtake Agreement constitutes credit support for the Company’s obligations under this Agreement and any Company Purchase Agreements.

ARTICLE 5.
TERM

5.1This Agreement shall become effective starting at 00:00:01 a.m. CPT on the Commencement Date and end on the later of the Expiration Date as defined in the Supply and Offtake Agreement and the last day on which any Crude Oil or Products owned by Aron are held in the Storage Tanks.

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ARTICLE 6.
EVENT OF DEFAULT; TERMINATION

6.1Events of Default; Remedies Upon Event of Default.

(a)Notwithstanding any other provision of this Agreement, if any Event of Default (as defined in the Supply and Offtake Agreement) with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) terminate the Agreement and demand payment of all obligations done to it hereunder by the Defaulting Party and/or (ii) subject to Section 6.1(b), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under Section 6.1(c).

(b)No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

(c)The Non-Defaulting Party’s rights under this Section shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

(d)If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).

ARTICLE 7.
COMPLIANCE WITH LAWS

7.1The Company shall be responsible for compliance with all Laws and Regulations, including the laws and regulations of the Arkansas Department of Finance and Administration, the Arkansas Oil and Gas Commission, the U.S. Department of Energy and the U.S. Department of Commerce, applicable to the manufacture and sale of Products in Arkansas and the exportation of Products from Arkansas to any other state or foreign country.

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ARTICLE 8.
GOVERNING LAW

8.1This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

8.2Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Article 10. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

8.3This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

ARTICLE 9.
ASSIGNMENT

This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.
(a)The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron (taking into account any credit support for Aron) immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.

(b)Any attempted assignment in violation of this ARTICLE 9 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

ARTICLE 10.
NOTICE

All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake

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Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
ARTICLE 11.
NO WAIVER; CUMMULATIVE REMEDIES

(a)The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default under, this Agreement, whether of a like kind or different nature.

(b)Each and every right granted to the Parties under this Agreement or allowed it by law or equity, shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 12.
MISCELLANEOUS

12.1If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

12.2The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

12.3No promise, representation or inducement has been made by either Party that is not embodied in this Agreement, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

12.4Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

12.5Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

12.6All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive the expiration or termination of this Agreement.

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12.7This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

12.8All transactions hereunder are entered into in reliance on the fact this Agreement and all such transactions constitute a single integrated agreement between the parties, and the parties would not have otherwise entered into any other transactions hereunder.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto as caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By: /s/ Colleen Foster
Colleen Foster
Title: Managing Director

LION OIL COMPANY

By: /s/ Wallace Moody
Wallace Moody
Title: Secretary

[Signature Page to Lion Oil Marketing Agreement]

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Execution Version
AMENDMENT TO MARKETING AND SALES AGREEMENT
THIS AMENDMENT to the MARKETING AND SALES AGREEMENT (this “Amendment”), dated as of February 27, 2017 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas and (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
WHEREAS, Aron, the Company and Lion Oil Trading & Transportation, LLC (“LOTT”) are parties to that certain Second Amended and Restated Master Supply and Offtake Agreement, dated as of February 27, 2017 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products) and, in connection with the S&O Agreement, Aron and the Company entered into that certain Marketing and Sales Agreement dated as of April 29, 2011, as amended prior to the date hereof (the “Agreement”);
WHEREAS, the Parties wish to further amend the Agreement as hereinafter provided.
NOW, THEREFORE, the Parties agree as follows:
SECTION 1Definitions; Interpretation

Section 1.1Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Section 1.2Interpretation. The rules of construction set forth in Section 1.2 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Agreement

Section 2.1Amendment. Upon the effectiveness of this Amendment, the Agreement is hereby amended by amending and restating the definition of “Company Purchase Agreement” in Section 1.1 of the Agreement to read as follows:

“Company Purchase Agreement” has the meaning specified in Section 2.4(b).
Section 2.2References Within Agreement. Each reference in the Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Agreement as heretofore amended and as amended by this Amendment.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SECTION 3Representations and Warranties

To induce the other Parties to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.
SECTION 4Miscellaneous

Section 4.1Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by any Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 4.5Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

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Section 4.7Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against any Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first above written.

J. ARON & COMPANY

By:	/s/ Simon Collier
Name:	Simon Collier
Title:	Attorney-in-fact

LION OIL COMPANY

By:	/s/ Avigal Soreq
Name:	Avigal Soreq
Title:	EVP

By:	/s/ Assaf Ginzburg
Name:	Assaf Ginzburg
Title:	EVP

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Execution Version
SCHEDULE Y

LOTT INVENTORY SALES AGREEMENT

THIS INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of the Commencement Date, by and between Lion Oil Trading & Transportation, Inc. (“Seller”) and J. Aron & Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).

RECITALS

A. Seller, a subsidiary of Lion Oil Company (“Lion Oil”), is in the business of buying, selling and transporting of crude oil in connection with the processing and refining operations of Lion Oil in El Dorado, Arkansas (the “Refinery”).

B. At the Commencement Date (as defined below), Buyer desires to buy, and Seller desires to sell, all of Seller’s crude oil and feedstocks and refined products inventory (other than for certain excepted quantities).

C. Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the LOTT Inventory and to establish the prices to be paid for such LOTT Inventory.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:

SECTION 1: DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Asphalt Category” means the category of products described on Schedule P of the
Supply and Offtake Agreement.

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit. “BS&W” means basic sediment and water.

“Business Day” has the meaning specified in the Supply and Offtake Agreement.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are owned by Lion Oil or Seller and held in the Transfer Locations as of the Inventory Transfer Time and all additional quantities of such crude oil, feedstock and products that, between the Inventory Transfer Time and the Inventory Measurement Time, Lion Oil or Seller causes to be held in any of the Transfer Locations; provided that the Crude and Product Inventory shall not mean nor include, and expressly excludes, all of the Retained Crude and Products.

“Definitive Assumed Payable” means the payable obligation, if any, assumed by Buyer from Seller, whether by novation or otherwise, relating to any crude oil delivered or scheduled to be delivered prior to May 1, 2011.

“Estimated Assumed Payable” means, if Buyer has, by novation or otherwise, assumed any payment obligation of Seller relating to any crude oil delivered or scheduled to be delivered prior to May 1, 2011, Buyer’s reasonable, good faith estimate of such payment obligation.

“Independent Inspection Company” has the meaning specified in the Supply and Offtake
Agreement.
“Inventory Measurement Time” means 11:59:59 p.m., CPT, on April 30, 2011.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Commencement Date.

“LOTT Definitive Commencement Date Value” means the price of the LOTT Inventory, assuming that the LOTT Inventory was determined as of the Inventory Measurement Time, as more particularly set forth and determined in accordance with the procedures described in Article
3 of this Agreement.

“LOTT Definitive Commencement Date Volume” has the meaning set forth in Section 3.3.

“LOTT Estimated Commencement Date Value” has the meaning set forth in Section 4.1.

“LOTT Inventory” means that portion of the Crude and Product Inventory owned by Seller as of the Inventory Transfer Time together with the portion of any additional Crude and Product Inventory that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller causes to be held in any of the Transfer Locations, which additional quantities of Crude and Product Inventory shall be deemed to be transferred to Buyer pursuant to Section 2.1 hereof at the same time as such quantities first enter any of the Transfer Locations.

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“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement. “Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement. “Refinery” has the meaning set forth in Recital A of this Agreement.

“Retained Crude and Products” means (a) any crude oil, feedstock or product that is not in the Transfer Locations either at the Inventory Transfer Time or from the Inventory Transfer Time to (and including) the Inventory Measurement Time, (b) any ethanol or additives at the locations identified in clause (b) of the definition of Transfer Locations and (c) any products in the Asphalt Category in the Transfer Locations at or prior to the Inventory Measurement Time (provided that clause (c) of this definition shall not limit Buyer’s right to acquire products in the Asphalt Category pursuant to the Supply and Offtake Agreement that are delivered to the Transfer Locations following the Inventory Measurement Time).

“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Step-in Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-in Prices set forth on Schedule B of the Supply and Offtake Agreement.

“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Buyer, Seller and Lion Oil, dated as of April 29, 2011 as from time to time amended, modified and/or restated.

“Termination Date” means the date on which the Supply and Offtake Agreement terminates.

“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Commencement Date.

All capitalized terms used, but that are not otherwise defined, in the body of this
Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.

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SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1 Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall, and hereby does, assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the LOTT Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the LOTT Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the LOTT Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement). Buyer acknowledges that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller and Lion shall, and are hereby authorized to, continue in the ordinary course of their business to use, process and dispose of the Crude and Product Inventories transferred hereunder to Buyer, that, as a result, the volumes thereof may fluctuate during such time, and that Seller or LOTT, as applicable, shall have the right to retain any proceeds from the sale of Crude or Product Inventories between the Inventory Transfer Time and Inventory Measurement Time.

2.2 Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1 EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF LOTT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE LOTT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE LOTT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2 All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

SECTION 3: DETERMINATION OF INVENTORY

3.1 Inspection. The quantity and quality of the entire physical inventory shall be determined by the Independent Inspection Company pursuant to the process and procedures set forth in the Stock Purchase Agreement; provided that Buyer may send a representative to observe such process and procedures as they occur, and Buyer shall promptly receive the survey report generated thereunder (the “SPA Inventory Report”), which report shall be addressed to Buyer. All costs related to the survey of the physical inventory and generation of the SPA Inventory Report shall be the responsibility of Seller and Ergon, Inc.

3.2 Physical Inventory.

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3.2.1 Except as described in Section 3.2.2 below, the SPA Inventory Report shall serve as the survey of the physical inventory at and as of the Inventory Measurement Time; provided that the Buyer shall be informed by Seller of the process and procedures used to conduct such survey of the physical inventory. Buyer shall have the right to witness the survey of the physical inventory conducted pursuant to the Stock Purchase Agreement.

3.2.2 With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Seller, in which case the inventory will be determined as per Section 3.1 and 3.2.1, at that location based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-tank title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the tanks. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall be determined by the operating company of the pipeline based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-line title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the pipeline.

3.3 Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Measurement Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspection Company shall be binding on both Parties save fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the LOTT Inventory as of the Inventory Measurement Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in such Inventory Report shall be the “LOTT Definitive Commencement Date Volume” for purposes of this Agreement.

3.4 Inventory Report. Within three (3) Business Days after the Inventory Measurement Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1 Delivery of LOTT Estimated Commencement Date Value.

(a)
Approximately three (3) Business Days prior to the Commencement Date, Seller shall deliver to Buyer a notice containing an estimate of the LOTT Inventory it projects will be available at the Inventory Measurement Time (the “Projected Inventory”).

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(b)
Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks (but only for April 27, 2011 and April 28, 2011), Buyer shall provide the Seller with a reasonable, good faith estimate of the purchase value for the LOTT Inventory (the “LOTT Estimated Commencement Date Value”) available at the Inventory Measurement Time. The LOTT Estimated Commencement Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1

4.2 Payment of LOTT Estimated Commencement Date Value. On the Commencement Date, Buyer shall pay to Seller an amount equal to the LOTT Estimated Commencement Date Value for the LOTT Inventory minus all or such portion of the Estimated Assumed Payable as Buyer may specify (provided that, if only a portion of the Estimated Assumed Payable is so specified, the balance thereof shall be deducted from the amount payable to Lion Oil on the Commencement Date under the Lion Oil Inventory Sales Agreement (as defined in the Supply and Offtake Agreement).

4.3 LOTT Inventory Sales Statement. Promptly after the Commencement Date, Buyer shall calculate the LOTT Definitive Commencement Date Value using the data regarding the LOTT Inventory provided in the Inventory Report and deliver to Seller a statement including such calculated price (the “Sales Statement”), provided that Buyer has obtained the appropriate information for such calculation. Buyer shall use the relevant Step-in Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the LOTT Definitive Commencement Date Value.

4.3.1 Unless Seller gives notice to Buyer on or before the first (1st) Business Day after Seller’s receipt of the Sales Statement that Seller disputes the LOTT Definitive Commencement Date Value specified in the Sales Statement, the LOTT Definitive Commencement Date Value shall be as specified in the Sales Statement. If Seller gives timely notice to Buyer that it disputes the LOTT Definitive Commencement Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the LOTT Definitive Commencement Date Value. If the Parties have not agreed on the LOTT Definitive Commencement Date Value within one (1) Business Day after Buyer’s receipt of Seller’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the LOTT Definitive Commencement Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the LOTT Definitive Commencement Date Volume was rendered in accordance with this Section 4.3. The feesand expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

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4.4 LOTT Inventory Sales Price Adjustment. Upon final determination of the LOTT Definitive Commencement Date Value pursuant to Section 4.3, a true-up adjustment will be made in accordance with the provisions of this Section 4.4 (the “Price Adjustment”). If the LOTT Definitive Commencement Date Value for the LOTT Inventory minus all or such portion of the Definitive Assumed Payable as Buyer may specify is greater than the amount paid to Seller pursuant to Section 4.2, then Buyer shall make a payment to Seller in an amount equal to such excess. If the amount paid to Seller pursuant to Section 4.2 is greater than the LOTT Definitive Commencement Date Value for LOTT Inventory minus all or such portion of the Definitive Assumed Payable as Buyer may specify, then Seller shall make a payment to Buyer in an amount equal to such excess. Any such payment by Buyer or Seller shall be made by wire transfer or delivery of other immediately available funds on or before the second (2nd) Business Day after receipt of the Sales Statement and the final determination of the Price Adjustment. If Buyer specifies only a portion of the Definitive Assumed Payable for purposes of this Section
4.4, then the balance thereof shall be deducted in determining the payment due under Section 4.4 of the Lion Oil Inventory Sales Agreement.

4.5 Taxes.

4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

4.5.3 Seller and Buyer shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions.

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Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. In any event, Seller and Buyer shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.5.4 Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)
Seller shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Buyer.    Buyer may, without the Seller’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Buyer, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Buyer’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Buyer (taking into account any credit support for the Buyer) immediately prior to such assignment. Any other assignment by the Buyer shall require the Seller’s consent.

(b)
Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2 Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

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5.3 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.4 Waiver; Limitation of Liability.

5.4.1 The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.4.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.6 Choice of Law; Dispute Resolution.

5.6.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.6.2 All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

5.6.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Buyer in New York.

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5.7 Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.8 Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the LOTT Inventory to Buyer.

5.9 Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the LOTT Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.10 Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.6, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

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The Parties here to have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:	/s/ Colleen Foster
Name:	Colleen Foster
Title:	Managing Director

LION OIL COMPANY

By:	/s/ Wallace Moody
Name:	Wallace Moody
Title:	Secretary

{Signature Page to LOTT Inventory Sales Agreement]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

AMENDMENT NO. 1 TO THE SUPPLY AND OFFTAKE AGREEMENT

THIS AMENDMENT No. 1 to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (“Lion”), a corporation organized under the laws of Arkansas and located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”, together with Lion, the “Company”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and the Company are parties to that certain Supply and Offtake Agreement dated as of April 29, 2011 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products); and

Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Terms Defined in S&O Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the S&O Agreement

Section 2.1 Amendment. Upon the effectiveness of this Amendment, the S&O Agreement is hereby amended as follows:

(a) By inserting in Section 1.1 thereof, in the appropriate alphabetical order, the following definitions:

“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).

“Estimated Daily Net Product Sales” has the meaning specified in Section
10.1(d).

“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).

4.6.2 If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.

(q) By amending the LOTT Inventory Sales Agreement (Schedule Y to the S&O Agreement)
by replacing in its entirety, Section 4.5.1 thereof with the following:

4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption; provided, however, that (i) the failure of Buyer to separately state or collect Taxes from the Seller shall not alter the liability of the Buyer for Taxes and (ii) Buyer shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Seller. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

(r) By amending the LOTT Inventory Sales Agreement (Schedule Y to the S&O Agreement) by replacing in its entirety, Section 4.5.2 thereof with the following:

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

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SCHEDULE Z

Execution Version

LION OIL INVENTORY SALES AGREEMENT
This Inventory Sales Agreement (this “Agreement”), is made and entered into as of the Commencement Date, by and between Lion Oil Company (“Seller”) and J. Aron & Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).
RECITALS
A.    Seller owns and operates a refinery and related assets located in El Dorado, Arkansas (the “Refinery”).
B.    At the Commencement Date (as defined below), Buyer desires to buy, and Seller desires to sell, all of Seller’s crude oil and feedstocks and refined products inventory (other than for certain excepted quantities).
C.    Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Lion Oil Inventory and to establish the prices to be paid for such Lion Oil Inventory.
AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:
SECTION 1: DEFINITIONS

1.1        Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.
“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Asphalt Category” means the category of products described on Schedule P of the Supply and Offtake Agreement.
“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.
“BS&W” means basic sediment and water.
“Business Day” has the meaning specified in the Supply and Offtake Agreement.

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“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.
“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are owned by Seller or LOTT and held in the Transfer Locations as of the Inventory Transfer Time and all additional quantities of such crude oil, feedstock and products that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller or LOTT causes to be held in any of the Transfer Locations; provided that the Crude and Product Inventory shall not mean nor include, and expressly excludes, all of the Retained Crude and Products.
“Deferred Portion” has the meaning specified in Section 4.4.
“Definitive Commencement Date Value” means the sum of the Lion Oil Definitive Commencement Date Value and the LOTT Definitive Commencement Date Value.
“Definitive Assumed Payable” has the meaning specified in the LOTT Inventory Sales Agreement.
“Estimated Assumed Payable” has the meaning specified in the LOTT Inventory Sales Agreement.
“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.
“Inventory Measurement Time” means 11:59:59 p.m., CPT, on April 30, 2011.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Commencement Date.
“Lion Oil Definitive Commencement Date Value” means the price of the Lion Oil Inventory, assuming that the Lion Oil Inventory was determined as of the Inventory Measurement Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.
“Lion Oil Definitive Commencement Date Volume” has the meaning set forth in Section 3.3.
“Lion Oil Estimated Commencement Date Value” has the meaning set forth in Section 4.1.
“Lion Oil Inventory” means that portion of the Crude and Product Inventory owned by Seller as of the Inventory Transfer Time together with the portion of any additional Crude and Product Inventory that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller causes to be held in any of the Transfer Locations, which additional quantities of

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Crude and Product Inventory shall be deemed to be transferred to Buyer pursuant to Section 2.1 hereof at the same time as such quantities first enter any of the Transfer Locations.
“LOTT Definitive Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.
“LOTT Estimated Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.
“LOTT Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between LOTT and Buyer, pursuant to which LOTT is selling and transferring to Buyer a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.
“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.
“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.
“Refinery” has the meaning set forth in Recital A of this Agreement.
“Retained Crude and Products” means (a) any crude oil, feedstock or product that is not in the Transfer Locations either at the Inventory Transfer Time or from the Inventory Transfer Time to (and including) the Inventory Measurement Time, (b) any ethanol or additives at the locations identified in clause (b) of the definition of Transfer Locations and (c) any products in the Asphalt Category in the Transfer Locations at or prior to the Inventory Measurement Time (provided that clause (c) of this definition shall not limit Buyer’s right to acquire products in the Asphalt Category pursuant to the Supply and Offtake Agreement that are delivered to the Transfer Locations following the Inventory Measurement Time).
“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.
“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Step-in Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-in Prices set forth on Schedule B of the Supply and Offtake Agreement.
“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.

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“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Buyer, Seller and LOTT, dated as of April 29, 2011 as from time to time amended, modified and/or restated.
“Termination Date” means the date on which the Supply and Offtake Agreement terminates.
“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Commencement Date.
All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.
SECTION 2: ASSIGNMENT AND CONVEYANCE

5.1Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall, and hereby does, assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Lion Oil Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Lion Oil Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Lion Oil Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement). Buyer acknowledges that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller and LOTT shall, and are hereby authorized to, continue in the ordinary course of their business to use, process and dispose of the Crude and Product Inventories transferred hereunder to Buyer, that, as a result, the volumes thereof may fluctuate during such time, and that Seller or LOTT, as applicable, shall have the right to retain any proceeds from the sale of Crude or Product Inventories between the Inventory Transfer Time and the Inventory Measurement Time.

5.2Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF LION OIL INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE LION OIL INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE LION OIL INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

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SECTION 3. DETERMINATION OF INVENTORY

3.1Inspection. The quantity and quality of the entire physical inventory shall be determined by the Independent Inspection Company pursuant to the process and procedures set forth in the Stock Purchase Agreement; provided that Buyer may send a representative to observe such process and procedures as they occur, and Buyer shall promptly receive the survey report generated thereunder (the “SPA Inventory Report”), which report shall be addressed to Buyer. All costs related to the survey of the physical inventory and generation of the SPA Inventory Report shall be the responsibility of Seller and Ergon, Inc.

3.2Physical Inventory.

3.2.1Except as described in Section 3.2.2 below, the SPA Inventory Report shall serve as the survey of the physical inventory at and as of the Inventory Measurement Time; provided that the Buyer shall be informed by Seller of the process and procedures used to conduct such survey of the physical inventory. Buyer shall have the right to witness the survey of the physical inventory conducted pursuant to the Stock Purchase Agreement.

3.2.2With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Seller, in which case the inventory will be determined as per Section 3.1 and 3.2.1, at that location based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-tank title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the tanks. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall be determined by the operating company of the pipeline based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-line title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the pipeline.

3.2.3Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Measurement Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspection Company shall be binding on both Parties save fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Lion Oil Inventory as of the Inventory Measurement Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in such Inventory Report shall be the “Lion Oil Definitive Commencement Date Volume” for purposes of this Agreement.

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3.2.4Inventory Report. Within three (3) Business Days after the Inventory Measurement Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1Delivery of Lion Oil Estimated Commencement Date Value.

(a)
Approximately three (3) Business Days prior to the Commencement Date, Seller shall deliver to Buyer a notice containing an estimate of the Lion Oil Inventory it projects will be available at the Inventory Measurement Time (the “Projected Inventory”).

(b)
Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks (but only for April 27, 2011 and April 28, 2011), Buyer shall provide the Seller with a reasonable, good faith estimate of the purchase value for the Lion Oil Inventory (the “Lion Oil Estimated Commencement Date Value”) available at the Inventory Measurement Time. The Lion Oil Estimated Commencement Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2Payment of Lion Oil Estimated Commencement Date Value. On the Commencement Date, Buyer shall pay to Seller an amount equal to the Lion Oil Estimated Commencement Date Value for the Lion Oil Inventory minus the Estimated Deferred Portion and, if only a portion of the Estimated Assumed Payable has been specified for purposes of Section 4.2 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Estimated Assumed Payable that was not so specified. The “Estimated Deferred Portion” shall equal the sum of (i) 10% of the Lion Oil Estimated Commencement Date Value and (ii) 10% of the LOTT Estimated Commencement Date Value. The Estimated Deferred Portion (subject to adjustment pursuant to Section 4.4 below) shall be due and payable to the Seller at the Termination Date, subject to the terms and conditions of the Supply and Offtake Agreement.

4.3Lion Oil Inventory Sales Statement. Promptly after the Commencement Date, Buyer shall calculate the Lion Oil Definitive Commencement Date Value using the data regarding the Lion Oil Inventory provided in the Inventory Report and deliver to Seller a statement including such calculated price (the “Sales Statement”), provided that Buyer has obtained the appropriate information for such calculation. Buyer shall use the relevant Step-in Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Lion Oil Definitive Commencement Date Value.

4.5.1Unless Seller gives notice to Buyer on or before the first (1st) Business Day after Seller’s receipt of the Sales Statement that Seller disputes the Lion Oil

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Definitive Commencement Date Value specified in the Sales Statement, the Lion Oil Definitive Commencement Date Value shall be as specified in the Sales Statement. If Seller gives timely notice to Buyer that it disputes the Lion Oil Definitive Commencement Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Lion Oil Definitive Commencement Date Value. If the Parties have not agreed on the Lion Oil Definitive Commencement Date Value within one (1) Business Day after Buyer’s receipt of Seller’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Lion Oil Definitive Commencement Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Lion Oil Definitive Commencement Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Lion Oil Definitive Commencement Date Value pursuant to Section 4.3, a true-up adjustment will be made in accordance with the provisions of this Section 4.4 (the “Price Adjustment”). If the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion (as defined below) and, if only a portion of the Definitive Assumed Payable has been specified for purposes of Section 4.4 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Definitive Assumed Payable that was not so specified, is greater than the amount paid to Seller pursuant to Section 4.2, then Buyer shall make a payment to Seller in an amount equal to such excess. If the amount paid to Seller pursuant to Section 4.2 is greater than the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion and, if only a portion of the Definitive Assumed Payable has been specified for purposes of Section 4.4 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Definitive Assumed Payable that was not so specified, then Seller shall make a payment to Buyer in an amount equal to such excess. Any such payment by Buyer or Seller shall be made by wire transfer or delivery of other immediately available funds on or before the second (2nd) Business Day after receipt of the Sales Statement and the final determination of the Price Adjustment. As a result of the payments made under this Section 4.4 and Section 4.4 of the LOTT Inventory Sales Agreement and including the credit due Buyer as a result of any portion of the Definitive Assumed Payable included above, Buyer shall have paid to Seller an amount equal to the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion, which shall be payable to Seller on the Termination Date, subject to the terms and conditions of the Supply and Offtake Agreement. The “Deferred Portion” shall equal the sum of (i) 10% of the Lion Oil Definitive Commencement Date Value and (iv) 10% of the LOTT Definitive Commencement Date Value.

4.5Taxes.

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4.5.1Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

4.5.2If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

4.5.3Seller and Buyer shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. In any event, Seller and Buyer shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.5.4Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)
Seller shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Buyer. Buyer may, without the Seller’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i)

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any Affiliate of the Buyer, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Buyer’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Buyer (taking into account any credit support for the Buyer) immediately prior to such assignment. Any other assignment by the Buyer shall require the Seller’s consent.

(b)
Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

5.3Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.4Waiver; Limitation of Liability.

5.6.1The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.6.2IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL

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DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.6Choice of Law; Dispute Resolution.

5.6.1This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.6.2All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

5.6.3This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Buyer in New York.

5.7Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.8Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Lion Oil Inventory to Buyer.

5.9Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Lion Oil Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.10Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.6, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to

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the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:	/s/ Colleen Foster
Name:	Colleen Foster
Title:	Managing Director

LION OIL COMPANY

By:	/s/ Wallace Moody
Name:	Wallace Moody
Title:	Secretary

[Signature Page to Lion Oil Inventory Sales Agreement]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

AMENDMENT NO. 1 TO THE SUPPLY AND OFFTAKE AGREEMENT
THIS AMENDMENT No. 1 to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (“Lion”), a corporation organized under the laws of Arkansas and located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”, together with Lion, the “Company”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron and the Company are parties to that certain Supply and Offtake Agreement dated as of April 29, 2011 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products); and
Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:
SECTION 1Definitions; Interpretation

Section 1.1Terms Defined in S&O Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the S&O Agreement

Section 2.1Amendment. Upon the effectiveness of this Amendment, the S&O Agreement is hereby amended as follows:

(a)By inserting in Section 1.1 thereof, in the appropriate alphabetical order, the following definitions:

“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).
“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(d).
“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(s) By amending the Lion Oil Inventory Sales Agreement (Schedule Z to the S&O Agreement) by replacing in its entirety, Section 4.5.1 thereof with the following:

4.5.1    Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption; provided, however, that (i) the failure of Buyer to separately state or collect Taxes from the Seller shall not alter the liability of the Seller for Taxes and (ii) Buyer shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Seller. Buyer shall be responsible for all taxes imposed on Buyer’s net income.
(t) By amending the Lion Oil Inventory Sales Agreement (Schedule Z to the S&O Agreement) by replacing in its entirety, Section 4.5.2 thereof with the following:

4.5.2    If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.
SECTION 3Representations and Warranties

To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the S&O Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject;

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule AA
Execution Version

STORAGE FACILITIES AGREEMENT

This Storage Facilities Agreement is made and entered into as of the Commencement Date, by and among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas, Lion Oil Trading & Transportation, Inc. (“LOTT”), a corporation organized under the laws of Arkansas, El Dorado Pipeline Company, an Arkansas corporation (“El Dorado”), Magnolia Pipeline Company, an Arkansas corporation (“Magnolia”) (each referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, the Company and Aron have entered into the Lion Oil Inventory Sales Agreement and the Supply and Offtake Agreement;

WHEREAS, Aron and LOTT have entered into the LOTT Inventory Sales Agreement and the
Supply and Offtake Agreement;

WHEREAS, pursuant to and subject to the terms of the Inventory Sales Agreements, the Company and LOTT will sell to Aron all of the Crude Oil and Products (other than certain excepted quantities) stored in the Storage Facilities as of a specified time and, thereafter, pursuant to and subject to the terms of the Supply and Offtake Agreement, Aron will supply Crude Oil to the Granting Parties to be processed at the Refinery and purchase Products produced by the Granting Parties at the Refinery;

WHEREAS, it is a condition (among others) to the obligations of Aron under the Supply and Offtake Agreement that, for the term of the Supply and Offtake Agreement, Aron shall have exclusive use of (i) the Crude Storage Tanks located adjacent to the Refinery for the purposes of holding and storing Crude Oil, (ii) the Product Storage Tanks located adjacent to the Refinery for purposes of holding and storing Products delivered by the Granting Parties to Aron and (iii) the Crude and Product Pipelines for purposes of holding, storing and transporting Crude and Products; and

WHEREAS, the Granting Parties and Aron desire to record the terms and conditions upon which Aron shall have exclusive use of such Storage Facilities and the Granting Parties shall serve as operators of such storage tanks and bailees of all Crude Oil and Products held therein and owned by Aron;

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Aron and the Granting Parties do hereby agree as follows:

1. Definitions and Construction.

1.1 Definitions. For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Affected Party” has the meaning specified in Section 14.1.

“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to any Party or the subject matter of this Agreement.

“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditor’s rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.

“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F. “BS&W” means basic sediment and water.
“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement. “Crude Delivery Point” has the meaning specified in the Supply and Offtake Agreement.
“Crude Intake Point” has the meaning specified in the Supply and Offtake Agreement.
“Crude Oil” has the meaning specified in the Supply and Offtake Agreement.
“Crude Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“CPT” means the prevailing time in the Central time zone.

“Default” means any Event of Default, which with notice or the passage of time, would constitute an Event of Default.

“Defaulting Party” has the meaning specified in Section 15.1.

“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“Event of Default” has the meaning specified in the Supply and Offtake Agreement. “Facility” has the meaning specified in Section 6.4.
“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of a Granting Party or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier (as defined in the Supply and Offtake Agreement) to deliver Crude Oil pursuant to any Procurement Contract (as defined in the Supply and Offtake Agreement), whether as a result of Force Majeure as defined above, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.
“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

“Granting Parties” means the Company, LOTT, El Dorado and Magnolia.
“Indemnified Party” has the meaning specified in Section 16.3.
“Indemnifying Party” has the meaning specified in Section 16.3.
“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

“Licensed Premises” means certain facilities located in or near the docks adjacent to the Refinery, together with all pumps, valves, fittings, fixtures, gauges and meters, and other equipment connected therewith, and all easements, rights-of-way, permits, licenses and other interests in real estate over which the same may run, held by the Company or LOTT, together with the right to operate the same.

“Materials” means any Crude Oil and/or Products stored under this Agreement. “Non-Affected Party” has the meaning specified in Section 14.1.
“Non-Defaulting Party” means the Party other than the Defaulting Party.
“Party” or “Parties” has the meaning specified in the preamble to this Agreement.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Products Delivery Point” has the meaning specified in the Supply and Offtake
Agreement.

“Product Storage Tanks” has the meaning specified in the Supply and Offtake
Agreement.
“Product” has the meaning specified in the Supply and Offtake Agreement. “Refinery” has the meaning specified in the Supply and Offtake Agreement. “Required Permits” has the meaning specified in Section 6.3.

“Services” has the meaning specified in Section 8.1.

“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company, LOTT or any other

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

subsidiary of the Company including the Crude Storage Tanks, the Product Storage Tanks, any pipelines owned or operated by the Company or its subsidiaries, and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.

“Storage Term” has the meaning specified in Section 2.

“Supplier’s Inspector” has the meaning specified in the Supply and Offtake Agreement.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Aron, the Company and LOTT, dated as of April 29, 2011, as from time to time amended, modified and/or restated.

“Tax” or “Taxes” has the meaning specified in Section 13.1.

1.2 Construction of Agreement.

(a) Unless otherwise specified, all references herein are to the Articles, Sections and Exhibits of this Agreement and all Schedules and Exhibits are incorporated herein.

(b) All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(c) Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(d) Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

(e) Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(f) A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(g) Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

(h) Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re- enacted from time to time.

(i) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3 The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

2.    Term. The term of this Agreement (the “Storage Term”) shall commence on the Commencement Date and end on the later of the Expiration Date (as defined in the Supply and Offtake Agreement) and the last day on which any Materials are held by Aron in the Storage Facilities.

3. Exclusive Storage Rights and Licensed Premises.

3.1 The Granting Parties hereby grant to Aron, for the Storage Term, the exclusive right to use and an exclusive lease of, and hereby lease, let and demise to Aron, the Storage Facilities. During the Storage Term, Aron shall have the exclusive right to store Crude Oil in the Crude Storage Tanks and Products in the Product Storage Tanks.

3.2 The Granting Parties hereby license to Aron, on a non-exclusive basis, the Licensed Premises for use by Aron in connection with the loading, unloading, movement and transfer of Crude Oil and Products and the use of the Storage Facilities, subject to Section 5 below.

3.3 The Storage Facilities shall be used only for the storage of Materials. Subject to the rights and obligations of the parties under the Supply and Offtake Agreement, Aron shall have the right to utilize the Storage Facilities as set forth in, or as otherwise permitted under, the Supply and Offtake Agreement.

4. Facilities Fee.

As rental for the Storage Facilities, the use of the Licensed Premises and the other services to be provided by the Granting Parties under this Agreement, Aron shall pay the Granting Parties at the rate of $1 per month. Aron shall have the option to prepay, on the Commencement Date, the rent for the use of the Storage Facilities for the period from the Commencement Date through April 30, 2014.

5. Custody, Title and Risk of Loss.

5.1 During the Storage Term, (i) the only material stored in the Crude Storage Tanks shall be Crude Oil or similar feedstock owned by Aron and (ii) the only material stored in the Product Storage Tanks shall be Products owned by Aron. The Granting Parties agree that no

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

other materials shall be stored or commingled with any of Aron’s Materials in the Storage Facilities.

5.2 Aron shall, at all times during the Storage Term, retain exclusive title to the Crude Oil and Products stored by it in the Storage Facilities, and such Crude Oil and Products shall remain Aron’s exclusive property.

5.3 Title and risk of loss to all of the Materials stored in the Storage Facilities shall remain at all times with Aron. Notwithstanding the foregoing, the Granting Parties shall be responsible for (i) any contamination of the Materials stored in the Storage Facilities during the Storage Term and (ii) any other loss or damage to the Materials stored in the Storage Facilities during the Storage Term to the extent such loss or damage is caused by or attributable to the negligence or willful misconduct of a Granting Party or any of its employees or agents.

5.4 During the Storage Term, the Granting Parties shall hold all Materials in the Storage Facilities solely as bailee, and represent and warrant that when any such Materials is redelivered to Aron or any party designated by Aron, Aron or such designated party shall have good title thereto free and clear of any liens, security interests, encumbrances and claims of any kind whatsoever, other than Permitted Liens as defined in the Supply and Offtake Agreement. During the Storage Term, none of the Granting Parties or any of their affiliates shall (and the Granting Parties shall not permit any of their affiliates or any other Person to) use any such Materials for any purpose except as may be permitted by the Supply and Offtake Agreement. Solely in its capacity as bailee, the Granting Party shall have custody of the (i) the Crude Oil from the time such Crude Oil passes the Crude Intake Point to the Storage Facilities until such time that the Crude Oil passes the Crude Delivery Point; and (ii) Products from the time such Product passes the Products Delivery Point until such time that the Products pass the outlet flange of the Product Storage Tanks. Nothwithstanding anything herein to the contrary, title and risk of loss shall remain with Aron during the Product transfer between the Included Product Storage Tanks (as defined in the Supply and Offtake Agreement).

6. Condition and Maintenance of Storage Facilities; Product Storage.

6.1 The Granting Parties agree that all of the Storage Facilities shall be in a condition generally acceptable within the industry and capable of storing the Materials without contaminating them. The Granting Parties will maintain and operate the Storage Facilities in good working order and repair and serviceable condition in accordance with generally accepted industry standards and in compliance with all Applicable Laws. The Granting Parties shall have sole responsibility for all operations at each of the Storage Facilities and for performing all storage and throughput services at or related to the Storage Facilities. Without limiting the foregoing, the Granting Parties shall be responsible for all maintenance and repairs (notice of any such maintenance or repairs shall be provided according to Article 9 and Article 13 of the Supply and Offtake Agreement), labor, utilities, pumps, piping, tank conditions, heat and other activities on, at or under the Storage Facilities. All movements, receipts and deliveries of Materials to, at or from the Storage Facilities shall be solely the responsibility of the Granting Parties. The Granting Parties will ensure that the Storage Facilities have all connections, equipment and capacity required to facilitate the

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

movement of Materials into and out of the Storage Facilities and the Licensed Premises have all connections, equipment and capacity required to facilitate themovement of Materials between the docks, pipelines or truck loading or discharge facilities and the Storage Facilities. All expenses relating to any of the foregoing activities shall be borne exclusively by the Granting Parties. Aron does not, directly or indirectly, have any responsibility for the operation or maintenance of the Storage Facilities or any movements of Materials to, at or from the Storage Facilities.

6.2 The Granting Parties will store each grade of Product in separate Product Storage Tanks and avoid any contamination of one Product by another or any degradation of the quality of any Product that would impact Aron's ability to market or sell such Product in a timely fashion. In addition, the Granting Parties will endeavor to ensure that no Crude Oil or Products shall be contaminated with scale or other materials, chemicals, water or any other impurities. The Granting Parties shall reprocess or otherwise treat any such contaminated Products to restore those Products to salable condition.

6.3 During the Term of this Agreement, the Granting Parties shall, at its sole cost and expense, take all actions reasonably necessary or appropriate to obtain, apply for, maintain, monitor, renew, and/or modify as appropriate, any license authorization, certification, filing, recording, permit, waiver, exception, variance, franchise, order or other approval with or of any governmental authority pertaining or relating to the operation of the Refinery, the Storage Facilities and/or the Licensed Premises (the “Required Permits”) as presently operated. The Granting Parties shall not do anything in connection with the performance of its obligations under this Agreement that causes a termination or suspension of the Required Permits.

6.4 The execution of this Agreement by the Parties does not confer any obligation or responsibility on Aron in connection with: (i) any existing or future environmental condition at the Refinery, the Storage Facilities and/or the Licensed Premises (collectively, the “Facility”), including, but not limited to the presence of a regulated or hazardous substance on or in environment media at the Facility (including the presence in surface water, groundwater, soils or subsurface strata, or air), including the subsequent migration of any such substance; (ii) any environmental law; (iii) the Required Permits; or (iv) any requirements arising under or relating to any Applicable Law pertaining or relating to the operation of the Facility.

6.5 Notwithstanding anything to the contrary herein, the Granting Parties shall be the operator of the Refinery and Storage Facilities in all respects, and Aron shall have no power or authority to direct the activities of the Granting Parties or to exert control over the operation of the Refinery or any portion thereof (provided, however, that Aron’s enforcement of this Agreement and/or the Supply and Offtake Agreement in accordance with their respective terms shall not be deemed to be in contravention of the foregoing).

6.6 Materials may require the application of heat or steam by the Granting Parties to maintain the same in a liquid free-flowing or pumpable state; the Granting Parties agree to provide the required heat at the Granting Parties’ cost. Recalibration, or strapping, of the Storage Facilities may be performed from time to time in accordance with the terms of the Inventory Sales Agreement or the Supply and Offtake Agreement.

7. Inspection and Access Rights.

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7.1 Aron and its representatives (including one or more Supplier’s Inspector) may inspect the Storage Facilities from time to time during the term of this Agreement.

7.2 At any reasonable times during normal business hours and upon reasonable prior notice, Aron and its representatives (including one or more Supplier’s Inspector) shall have the right to enter and exit a Granting Party’s premises in order to have access to the Storage Facilities, to observe the operations of the Storage Facilities and to conduct such inspections as Aron may wish to have performed in connection with this Agreement, including the right to inspect, gauge, measure, take product samples or take readings at any of the Storage Facilities on a spot basis. Without limiting the generality of the foregoing, the Granting Parties shall regularly grant Supplier’s Inspector such access from the last day of each month until the third Business Day of the ensuing month. Notwithstanding any of the foregoing, if an Event of Default has occurred and is continuing, Aron and its representatives and agents shall have unlimited and unrestricted access to the Storage Facilities for so long as such Event of Default continues.

8. Throughput and Handling Services.

8.1 From time to time during the Storage Term, the Granting Parties shall, at their own costs, perform such throughput, handling and measuring services as Aron shall request or perform such blending and other services as otherwise required for a Granting Party to fully perform its obligations under the Supply and Offtake Agreement (collectively, “Services”).

8.2 Aron may, in its discretion, provide written instructions relating to specific Services it is requesting or provide standing written instructions relating to ongoing Services. Aron may, at any time on reasonable prior notice, revoke or modify any instruction it has previously given, whether such previous instructions relate to a specific Service or are instructions relating to an ongoing Service or Services. The Granting Parties shall not be required to perform any requested Services that they reasonably believe will materially adversely interfere with, or be detrimental to, the operation of the Refinery.

8.3 The Granting Parties agree to keep the Storage Facilities open for receipt and redelivery of Aron’s Materials twenty-four (24) hours a day, seven (7) days a week.

9. Scheduling and Measurements.

9.1 Aron shall provide notice to the Company prior to each calendar month as to the estimated quantities of Crude Oil it expects to deliver to the Crude Storage Tanks and the estimated quantities of Products it expects to deliver to the Product Storage Tanks during that month; provided that Aron shall not be required to provide any such notice unless such quantities differ from those estimated deliveries contemplated for such month pursuant to the Supply and Offtake Agreement.

9.2 The volume of Aron’s Materials received into and redelivered out of the Storage Facilities shall be measured daily by the Granting Parties, using the applicable tank gauges. Volume measurements shall be made as provided in the Supply and Offtake Agreement. The Granting Parties shall provide Aron with (i) daily reports showing the tank gauges and meter readings for the prior day and (ii) monthly reports reflecting all Materials movements during that month. In addition, whenever the Volume Determination Procedures (as defined in the Supply

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and Offtake Agreement) are required to be performed thereunder, the Granting Parties shall fully participate and cooperate in performing such Volume Determination Procedures and, if requested by Aron, shall do so in collaboration with Aron’s agents (including any Supplier’s Inspector).

9.3 The Granting Parties shall provide Aron with reasonable prior notice of any periodic testing and calibration of any measurement facilities providing measurement of Materials at the Storage Facilities and the Granting Parties shall permit Aron to observe such testing and calibration. In addition, the Granting Parties shall provide Aron with any documentation regarding the testing and calibration of the measurement facilities.

10. Additional Covenants.

10.1 The Granting Parties hereby:

(a) agree that they shall not sell, shall have no interest in and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (other than Permitted Liens as defined in the Supply and Offtake Agreement) with respect to any of the Materials;

(b) (i) confirm that they will post at the Storage Facilities such reasonable placards as Aron requests stating that Aron is the owner of all Materials held in the Storage Facilities and (ii) agree that they will take all actions necessary to maintain such placards in place for the Storage Term;

(c) acknowledge and agree that Aron may file a UCC-1 statement with respect to the Materials stored in the Storage Facilities, and the Granting Parties shall cooperate with Aron in executing such financing statements as Aron deems necessary or appropriate;

(d) agree that no loss allowances shall be applied to the Materials held into the Storage Facilities;

(e) agree to provide all pumping and transfer services with respect to the Storage Facilities and Licensed Premises as Aron may from time to time request with respect to any Material;

(f) agree to permit Aron to have full and quiet possession of the Storage
Facilities for the use thereof in the storage and/or transportation of the Materials;

(g) agree to permit Aron’s personnel to have rights of access to and egress from the Facility by crossing over, around and about the Facility for any purpose related to this Agreement or the Supply and Offtake Agreement, including but not limited to enforcing its rights and interests under this Agreement and/or in the event of an Event of Default (as defined in the Supply and Offtake Agreement); provided that (i) Aron’s personnel shall follow routes and paths designated by a Granting Party or security personnel employed by a Granting Party, (ii) Aron’s personnel shall observe all security, fire and safety regulations while, in around or about the Facility, and (iii) Aron shall be liable for any damage directly caused by the negligence or other tortious conduct of such personnel;

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(h) agree to maintain all necessary leases, easements, licenses and rights-of- way necessary for the operation and maintenance of the Storage Facilities and Licensed Premises;

(i) agree to replace, maintain and/or repair the Storage Facilities and Licensed Premises or any other part of the Facility affecting the safe and proper use of the Storage Facilities and Licensed Premises by Aron which may be destroyed or damaged by the elements, acts of God, fire, floods, or any other cause excluding damage or destruction caused by the negligence or tortious conduct of Aron’s personnel;

(j) agree to furnish any and all fuel, power and pumping equipment, together with all personnel necessary to transport Materials in accordance with the terms of this Agreement and/or the Supply and Offtake Agreement;

(k) agree that, in the event of any Crude Oil or Product spill, leak or discharge or any other environmental pollution caused by or in connection with the use of any Storage Facilities, the Granting Party shall promptly commence containment or clean-up operations as required by any Governmental Authorities or Applicable Law or as the Granting Party deems appropriate or necessary and shall notify or arrange to notify Aron immediately of any such spill, leak or discharge and of any such operations; and

(l) represent and confirm that all representations and warranties of the Granting Parties contained herein shall be true and correct on and as of the Commencement Date.

10.2 Aron hereby agrees:

(a) to permit personnel of the Granting Parties to have access to the Storage Facilities for operation of the Facility, inspections, safety or maintenance purposes, from time to time and at all times;

(b) to replace or repair, at its own expense, any part of the Facility which may be destroyed or damaged through any negligent or tortious act or omission of Aron, its agents or employees; and

(c) to not make any alteration, additions or improvements to the Storage Facilities and Licensed Premises or remove any part thereof, without the prior written consent of the Granting Party, such consent to be at the Granting Party’s sole discretion.

10.3 Each Party hereby agrees that:

(a) it shall, in the performance of its obligations under this Agreement, comply in all material respects with Applicable Law, including all Environmental Law. Each Party shall maintain the records required to be maintained by Environmental Law and shall make such records available to the other Parties upon reasonable request. Each Party also shall immediately notify the other Parties of any violation or alleged violation of any Environmental Law relating to any Materials stored under this Agreement and, upon request, shall provide to

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the other Parties all evidence of environmental inspections or audits by any Governmental Authority with respect to such Materials; and

(b) All records or documents provided by any Party to any of the other Parties shall, to the best knowledge of such Party, accurately and completely reflect the facts about the activities and transactions to which they relate. Each Party shall promptly notify the other Parties if at any time such Party has reason to believe that any records or documents previously provided to any of the other Parties no longer are accurate or complete.

11. Representations.

11.1 The Granting Parties represent and warrant to Aron that (i) this Agreement, the rights obtained and the duties and obligations assumed by the Granting Parties hereunder, and the execution and performance of this Agreement by the Granting Parties, do not directly or indirectly violate any Applicable Law with respect to the Granting Party or any of its properties or assets, the terms and provisions of the Granting Party’s organizational documents or any agreement or instrument to which the Granting Party or any of its properties or assets are bound or subject; (ii) the execution and delivery of this Agreement by the Granting Parties have been authorized by all necessary corporate or other action, (iii) the Granting Parties have the full and complete authority and power to enter into this Agreement and to lease and demise the Storage Facilities and to license the Licensed Premises as contemplated herein, (iv) no further action on behalf of the Granting Parties, or consents of any other party, are necessary for the lease and demise to Aron of the Storage Facilities or the license of the Licensed Premises (except for the consents of any third party holding a mortgage on such property or having another interest therein which the Granting Parties covenant and represent they have obtained) and (v) upon execution and delivery by the Granting Parties, this Agreement shall be a valid, binding and subsisting agreement of the Granting Parties enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

11.2 Aron represents and warrants to the Granting Parties that (i) this Agreement, the rights obtained and the duties and obligations assumed by Aron hereunder, and the execution and performance of this Agreement by Aron, do not directly or indirectly violate any Applicable Law with respect to Aron or any of its property or assets, the terms and provisions of Aron’s organizational documents or any agreement or instrument to which Aron or any of its property or assets are bound or subject; (ii) the execution and delivery of this Agreement by Aron has been authorized by all necessary corporate or other action, and (iii) upon execution and delivery by Aron, this Agreement shall be a valid, binding and subsisting agreement of Aron enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

12.    Insurance. The parties agree that insurance shall be maintained as provided in the Supply and Offtake Agreement.

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13. Taxes.

13.1 Subject to the review, consent, and approval of Aron and the Granting Parties shall prepare renditions, file, and pay any amount of any ad valorem, property, severance, storage, excise, value added, and other similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) owing with respect to the Materials stored at the Facility by Aron. The Granting Parties shall pay such Taxes when due. The Granting Parties will indemnify Aron for any and all taxes imposed on Aron in connection with this Agreement or any ancillary agreement other than taxes imposed on the net income of Aron.

13.2 Aron shall have the right to review and comment on any renditions or filings made by the Granting Party pursuant to the preceding paragraph. If Aron disagrees with the Granting Party’s determination that any Tax is due with respect to transactions under this Agreement, Aron shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, The Granting Parties and Aron shall each have the right to contest any asserted claim for such Taxes. The Granting Parties and Aron agree to reasonably cooperate to contest any such Taxes.

13.3 Each of the Parties shall promptly inform the other Parties in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said Materials stored at the Facility. The Granting Parties and Aron shall fully cooperate with one other as to any asserted liability for Taxes. Each Party shall bear all the reasonable costs of any action undertaken by any other Party at such Party’s request.

13.4 Any other provision of this Agreement to the contrary notwithstanding, this Article 13 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

14. Force Majeure.

14.1 If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to any other Party to perform such obligation or condition (except for payment and indemnification obligations previously incurred) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, any other Party (a “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations previously incurred. The Parties acknowledge that if, as a result of a Force Majeure, a Granting Party were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products under the Supply and Offtake Agreement.

14.2 The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four

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(24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non- Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.

15. Event of Default; Remedies Upon Event of Default.

15.1 Without limiting any other rights or remedies hereunder, if an Event of Default (as defined in the Supply and Offtake Agreement) occurs and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) reclaim and repossess any and all of its Materials held at the Storage Facilities or elsewhere on the Granting Party’s premises, and (iii) otherwise arrange for the disposition of any its Materials in such manner as it elects.

15.2 If an Event of Default occurs, the Non-Defaulting Party may, without limitation on its rights under this Section, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other agreement or contract or otherwise and whether or not then due). Any net amount due hereunder shall be payable by the party owing such amount within one business day of termination.

15.3 The Non-Defaulting Party’s rights under this Section shall be in addition to, and not in limitation of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including without limitation any rights of recoupment, setoff, combination of accounts, as a secured party or under any other credit support. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

15.4 No delay or failure by the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

16. Indemnification.

16.1 The Granting Parties shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by a Granting Party of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of a Granting Party made herein or in connection herewith proving to be false or misleading, (ii) the Granting Party’s, its Affiliates or any of their employees’, representatives’, agents’ or contractors’ handling, storage, transportation or disposal of any Materials stored hereunder, (iii) the Granting Party’s, its Affiliates or any of their employees’, representatives’, agents’ or contractors’ negligence or willful misconduct, (iv) any failure by a Granting Party, its Affiliates or any of their respective employees, representatives, agents or

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contractors to comply with or observe any Applicable Law, or (v) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by a Granting Party or its employees, representatives, agents or contractors in the exercise of any of the rights granted hereunder, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.

16.2 Aron shall defend, indemnify and hold harmless the Granting Parties, their Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) the negligence or willful misconduct of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors, or (iii) any failure by Aron, its Affiliates or any of their respective employees, representatives, agents or contractors to comply with or observe any Applicable Law (provided that, in no event shall the Granting Parties, or any of their Affiliates, employees, representatives, agents or contractors, be deemed Aron’s employee, representative, agent or contractor for purposes of this Section16.2).

16.3 The obligations of a Party (the “Indemnifying Party”) to defend, indemnify, and hold any other Party (an “Indemnified Party”) harmless under the terms of this Agreement shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in this Agreement.

16.4 Each Party agrees to notify the other Parties as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other Parties the complete details within its knowledge and shall render all reasonable assistance requested by the other Parties in the defense; provided, that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the Indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other Parties of any obligations hereunder. Notwithstanding the foregoing, an Indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the Indemnifying Party under this Agreement which shall have occurred and be continuing.

17.    Limitation on Damages. Unless otherwise expressly provided in this Agreement, the Parties’ liability for damages is limited to direct, actual damages only (which include any amounts determined under Section 15) and none of the Parties shall be liable for specific performance, lost profits or other business interruption damages, or special, consequential, incidental, punitive, exemplary or indirect damages, in tort, contract or otherwise, of any kind, arising out of or in any way connected with the performance, the suspension of performance, the failure to perform, or the termination of this Agreement; provided, however, that, such limitation shall not apply with respect to (i) any third party claim for which indemnification is available

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under this Agreement or (ii) any breach of Article 19. Each Party acknowledges the duty to mitigate damages hereunder.

18. Audit and Inspection. During the term of this Agreement Aron and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the Granting Parties, or any of the Granting Party’s contractors and agents, which relate to this Agreement. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the end of the Storage Term. The Granting Parties shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the end of the Storage Term.

19. Confidentiality.

19.1 The Parties agree that the specific terms and conditions of this Agreement, including the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from a Granting Party relating to the costs of operation, operating conditions, and other commercial information of the Granting Parties not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’s insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided, that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two years following the Termination Date.

19.2 In the case of disclosure covered by clause (i) of Section 19.1, to the extent practicable and legally permissible, the disclosing Party shall notify the other Parties in writing of any proceeding of which it is aware which may result in disclosure, and use reasonable efforts to prevent or limit such disclosure. The Party seeking to prevent or limit such disclosure shall be responsible for all costs and expenses incurred by any of the Parties in connection therewith. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.

19.3 Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

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20. Governing Law.

20.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

20.2 Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

20.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

20.4 EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS RELATING TO THIS AGREEMENT.

21. Assignment.

21.1 This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

21.2 The Granting Parties shall not assign this Agreement or their rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the consent of the Granting Parties, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment.

21.3 Any attempted assignment in violation of this Article 21 shall be null and void ab initio and a non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

22. Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to any of the other Party’s email addresses set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to any of the other Party’s addresses set forth in Schedule M of the Supply and Offtake Agreement and to the

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attentions of the persons or departments indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

23. No Waiver; Cumulative Remedies.

23.1 The failure of a Party hereunder to assert a right or enforce an obligation of any of the other Parties shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default or Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default or potential Event of Default under, this Agreement, whether of a like kind or different nature.

23.2 Each and every right granted to the Parties under this Agreement or allowed it by law or equity, shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

24. Nature of Transaction and Relationship of Parties.

24.1 This Agreement shall not be construed as creating a partnership, association or joint venture among the Parties. It is understood that the Granting Parties are independent contractors with complete charge of their employees and agents in the performance of their duties hereunder, and nothing herein shall be construed to make a Granting Party, or any employee or agent of the Granting Party, an agent or employee of Aron.

24.2 No Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of any of the other Parties; or to otherwise act as the representative of any of the other Parties, unless expressly authorized in writing by such other Party.

25. Miscellaneous.

25.1 If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

25.2 The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

25.3 No promise, representation or inducement has been made by any of the Parties that is not embodied in this Agreement, and none of the Parties shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

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25.4 Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

25.5 Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

25.6 All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive the expiration or termination of this Agreement.

25.7 This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto as caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:	/s/ Colleen Foster
Title:	Managing Director
Date:	April 29, 2011

LION OIL COMPANY

By:	/s/ Wallace Moody
Title:	Secretary
Date:

LION OIL TRADING & TRANSPORTATION, INC.

By:	/s/ Wallace Moody
Title:	Secretary
Date:

MAGNOLIA PIPELINE COMPANY

By:	/s/ Wallace Moody
Title:	Secretary
Date:

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AMENDMENT NO. 1 TO STORAGE FACILITIES AGREEMENT

THIS AMENDMENT No. 1 to the STORAGE FACILITIES AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas, Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas), El Dorado Pipeline Company, LLC, a Delaware limited liability company (formerly known as El Dorado Pipeline Company, an Arkansas corporation) (“El Dorado”), and Magnolia Pipeline Company, LLC, a Delaware limited liability company (formerly known as Magnolia Pipeline Company, an Arkansas corporation) (“Magnolia”) (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

WHEREAS, Aron, the Company and LOTT are parties to that certain Supply and Offtake Agreement, dated as of April 29, 2012, among Aron, the Company and LOTT (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products) and, in connection with the S&O Agreement, the Parties entered into that certain Storage Facilities Agreement dated as of April
29, 2011 (the “Agreement”);

WHEREAS, Aron, the Company and LOTT are entering into an amendment to the S&O in connection with Delek Logistics Partner, LP (“Delek LP”) commencing operations and the restructuring of certain holdings between Delek LP, the Company and LOTT, including the transfer to Delek LP of certain fixed assets and the transfer and contribution to Delek LP of all of the outstanding equity of El Dorado and Magnolia; and

WHEREAS, as a result of such restructuring, certain amendments are required to be made to the Agreement, including the removal of El Dorado and Magnolia as parties thereto, which amendments the Parties wish to make as hereinafter provided.

NOW, THEREFORE, the Parties agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Agreement

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Section 2.1 Amendment. Upon the effectiveness of this Amendment, the Agreement is hereby amended as follows:

(a) The references to El Dorado and Magnolia in the introductory paragraph of the
Agreement are deleted in their entirety.

(b) The definition of “Granting Parties” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

“Granting Parties” means the Company and LOTT.

(c) The signature blocks for El Dorado and Magnolia on the signature page of the Agreement are deleted in their entirety.

Section 2.2 Effect of Amendment.

(a) As a result of the foregoing amendments, from and after the date hereof, El Dorado and
Magnolia shall no longer be “Parties” or “Granting Parties” under the Agreement.

(b) El Dorado and Magnolia are executing this Amendment to the Agreement solely for purposes of effectuating their being removed as Parties thereto.

SECTION 3 Representations and Warranties

To induce the other Parties to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4 Miscellaneous

Section 4.1 Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by any Party shall not be deemed to create a course of dealing or otherwise create any

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express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2 No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3 Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4 Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron, LOTT, El Dorado, Magnolia and their respective successors and assigns.

Section 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6 Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

Section 4.7 Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8 Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against any Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment No. 1 to the Agreement as of the date first above written.

J. ARON & COMPANY

By:	/s/ Simon Collier
Name:	Simon Collier
Title:	Managing Director

LION OIL COMPANY

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	EVP

By:	/s/ Kent B. Thomas
Name:	Kent B. Thomas
Title:	General Counsel

LION OIL COMPANY & TRANSPORTATION, LLC

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	EVP

By:	/s/ Kent B. Thomas
Name:	Kent B. Thomas
Title:	General Counsel

[Signature Page to SFA Amendment No. 1]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

EL DORADO PIPELINE COMPANY, LLC

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	EVP

By:	/s/ Kent B. Thomas
Name:	Kent B. Thomas
Title:	General Counsel

MAGNOLIA PIPELINE COMPANY, LLC

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	EVP

By:	/s/ Kent B. Thomas
Name:	Kent B. Thomas
Title:	General Counsel

[Signature Page to SFA Amendment No. 1]

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Execution Version
AMENDMENT to STORAGE FACILITIES AGREEMENT
THIS AMENDMENT to the STORAGE FACILITIES AGREEMENT (this “Amendment”), dated as of February 27, 2017 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas and Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
WHEREAS, Aron, the Company and LOTT are parties to that certain Second Amended and Restated Master Supply and Offtake Agreement, dated as of February 27, 2017 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products) and, in connection with the S&O Agreement, the Parties entered into that certain Storage Facilities Agreement dated as of April 29, 2011, as amended prior to the date hereof (the “Agreement”);
WHEREAS, the Parties wish to further amend the Agreement as hereinafter provided.
NOW, THEREFORE, the Parties agree as follows:
SECTION 1Definitions; Interpretation
Section 1.1Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
Section 1.2Interpretation. The rules of construction set forth in Section 1.2 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments to the Agreement
Section 2.1Amendment. Upon the effectiveness of this Amendment, the Agreement is hereby amended as follows:
(a)The definition of “Defaulting Party” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:
“Defaulting Party” has the meaning specified in the Supply and Offtake Agreement.
(b)Section 4 of the Agreement is hereby amended by amending and restating the last sentence of such section to read as follows:

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Aron shall have the option to prepay, on the Commencement Date or from time to time thereafter, the rent for the use of the Storage Facilities for the period (or any portion of the period) from the Commencement Date or such later date through the last day on which any Materials are held by Aron in any of the Storage Facilities.
(c)Section 5.4 of the Agreement is hereby amended by deleting the phrase “the Included Product Storage Tanks (as defined in the Supply and Offtake Agreement)” from the last sentence thereof and inserting “Product Storage Tanks” in its place.
(d)Section 6.1 of the Agreement is hereby amended by deleting the reference therein to “Article 13” and replacing it with a reference to “Article 14”.
Section 2.2References Within Agreement. Each reference in the Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Agreement as heretofore amended and as amended by this Amendment.
SECTION 3Representations and Warranties
To induce the other Parties to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.
SECTION 4Miscellaneous
Section 4.1Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by any Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 4.2No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 4.3Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
Section 4.4Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
Section 4.5Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
Section 4.7Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 4.8Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against any Party merely because of such Party’s involvement in the preparation hereof.
[Remainder of Page Intentionally Left Blank]

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first above written.

J. ARON & COMPANY

By:	/s/ Simon Collier
Name:	Simon Collier
Title:	Attorney-in-fact

LION OIL COMPANY

By:	/s/ Avigal Soreq
Name:	Avigal Soreq
Title:	EVP

By:	/s/ Assaf Ginzburg
Name:	Assaf Ginzburg
Title:	EVP

LION OIL COMPANY & TRANSPORTATION, LLC

By:	/s/ Avigal Soreq
Name:	Avigal Soreq
Title:	EVP

By:	/s/ Assaf Ginzburg
Name:	Assaf Ginzburg
Title:	EVP

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule BB
Holdback Schedule

Termination Holdback Amount            [*CONFIDENTIAL*] Due Lion Oil
Deferred Interim Payment Amount        [*CONFIDENTIAL*] Due J. Aron
Asphalt Holdback                    [*CONFIDENTIAL*] Due J. Aron
Total Due at Termination     *            [*CONFIDENTIAL*] Due Lion Oil

*The Total Due at Termination excludes the Asphalt holdback amount, as calculated in Section 10.2 (d) of the Supply and Offtake Agreement, from the period May 1, 2014 through December 31, 2016. Such amount will be included with the 2017 step-out settlement, as illustrated in Schedule II. As of December 31, 2016, this amount was $[*CONFIDENTIAL*] due Lion Oil. The Asphalt holdback amount for the period May 1, 2014 through April 30, 2017 will be calculated in May 2017, per Section 10.2(d) of the Supply and Offtake Agreement.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE CC-2
Excess LC Amounts

“Daily Excess LC Amount” means, for any day, the LC Available Amount as of such day minus $[*CONFIDENTIAL*]; provided that such amount shall not be less than zero. The LC Available Amount shall reflect an increase or decrease to such amount on the day the funds are paid or received.
“Excess LC Amount” means, for any month, the sum of the Daily Excess LC Amount for all days during such month, divided by the number of days in such month.
“Excess LC Rate” means, for any month, the greater of (i) [*CONFIDENTIAL*]% and (ii) the [*CONFIDENTIAL*] for such month (as determined by [*CONFIDENTIAL*]) of the [*CONFIDENTIAL*] on the [*CONFIDENTIAL*] of [*CONFIDENTIAL*].

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE CC-3
Excess LC Amounts

“Daily Excess LC Amount” means, for any day, the LC Available Amount as of such day minus $[*CONFIDENTIAL*]; provided that such amount shall not be less than zero. The LC Available Amount shall reflect an increase or decrease to such amount on the day the funds are paid or received.
“Excess LC Amount” means, for any month, the sum of the Daily Excess LC Amount for all days during such month, divided by the number of days in such month.
“Excess LC Rate” as mutually agreed upon by the Company and Aron.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE DD
Existing Financing Agreements
Delek Refining, Ltd.:

1.
Amended and Restated Credit Agreement, dated as of January 16, 2014, amended as of September 29, 2016, by and among Delek Refining, Ltd., as Borrower, Wells Fargo Bank, National Association, as Agent, and certain other parties thereto.

2.	Second Amended and Restated Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of PNC Bank, National Association, in the principal amount of $40,000,000.00.

3.	Amended and Restated Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of U.S. Bank National Association, in the principal amount of $22,500,000.00.

4.	Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Bank Hapoalim, B.M., in the principal amount of $15,000,000.00.

5.	Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Compass Bank, in the principal amount of $24,500,000.00.

6.	Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Israel Discount Bank of New York, in the principal amount of $7,500,000.00.

7.	Revolving Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Regions Bank, in the principal amount of $67,500,000.00.

8.	Amended and Restated Term Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of PNC Bank, National Association, in the principal amount of $5,000,000.00.

9.	Term Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Bank Hapoalim, B.M., in the principal amount of $7,500,000.00.

10.	Term Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Compass Bank, in the principal amount of $3,000,000.00.

11.	Term Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Israel Discount Bank of New York, in the principal amount of $2,500,000.00.

12.	Term Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Regions Bank, in the principal amount of $11,500,000.00.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

13.
Second Amended and Restated Promissory Note (Revolving Note - Optional Advance Note), dated as of September 29, 2016, by Lion Oil Company in favor of Delek Refining, Ltd., in the principal amount of $40,000,000.00.

14.
Second Amended and Restated Promissory Note (Revolving Note - Deferred Payment Note), dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Lion Oil Company, in the principal amount of $100,000,000.00.

15.
Amended and Restated Loan Agreement, dated as of February 23, 2010, as amended by that certain First Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of April 29, 2011, as amended by that certain Second Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of January 16, 2014, as amended by that certain Third Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of September 29, 2016, by and between Delek Refining, Ltd., as Borrower, and Delek Finance, Inc., as Lender.

16.
Second Amended and Restated Subordinated Promissory Note, dated as of February 23, 2010, as amended by that certain First Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of April 29, 2011, as amended by that certain Second Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of January 16, 2014, as amended by that certain Third Amendment to Amended and Restated Loan Agreement and Second Amended and Restated Subordinated Promissory Note, dated as of September 29, 2016, by Delek Refining, Ltd. in favor of Delek Finance, Inc., in the principal amount of $175,000,000.00.

17.
Third Amended and Restated Loan Agreement, dated as of February 23, 2010, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement, dated as of April 29, 2011, as amended by that certain Second Amendment to Third Amended and Restated Loan Agreement, dated as of January 16, 2014, as amended by that certain Third Amendment to Third Amended and Restated Loan Agreement, dated as of September 29, 2016, by and between Delek Refining, Ltd., as Borrower, and Delek Finance, Inc., as Lender.

18.
Receivables Purchase Agreement, dated as of April 29, 2011, as amended by that certain First Amendment to Receivables Purchase Agreement, dated as of January 16, 2014, as amended by that certain Second Amendment to Receivables Purchase Agreement, dated as of March 21, 2016, as amended by that certain Third Amendment to Receivables Purchase Agreement, dated as of September 29, 2016, by and between Delek Refining, Ltd., as Purchaser, and Lion Oil Company, as Seller.

19.	General Continuing Guaranty, dated as of February 23, 2010, by Delek Refining, Inc. in favor of Wells Fargo Bank, National Association.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

20.	General Continuing Guaranty, dated as of February 23, 2010, by Delek U.S. Refining GP, LLC in favor of Wells Fargo Capital Finance, LLC.

21.	Limited Recourse General Continuing Guaranty, dated as of February 23, 2010, by Delek US Holdings, Inc. in favor of Wells Fargo Capital Finance, LLC.

22.	Limited Recourse General Continuing Guaranty, dated as of April 29, 2011, by Lion Oil Company in favor of Wells Fargo Capital Finance, LLC.

23.	Consent and Agreement, dated as of February 23, 2010, by and between Delek Crude Logistics, LLC in favor of Wells Fargo Capital Finance, LLC.

24.	Intercreditor Agreement, dated as of April 29, 2011, by and between Wells Fargo Capital Finance, LLC and Lion Oil Company.

25.	Subordination Agreement, dated as of February 23, 2010, by and between Delek Finance, Inc. and Wells Fargo Capital Finance, LLC.
Lion Oil Company:

1.	Second Amended and Restated Financing Agreement, dated as of May 14, 2015, by and among the Company, as Borrower, Fifth Third Bank, as Administrative Agent, and certain other parties.

2.	Amended and Restated Term Note, dated as of May 14, 2015, by Lion Oil Company in favor of Fifth Third Bank, in the principal amount of $119,000,000.00.

3.	Amended and Restated Term Note, dated as of May 14, 2015, by Lion Oil Company in favor of Bank Hapoalim, B.M., in the principal amount of $100,000,000.00.

4.	Amended and Restated Term Note, dated as of May 14, 2015, by Lion Oil Company in favor of Israel Discount Bank of New York, in the principal amount of $36,000,000.00.

5.	Term Note, dated as of May 14, 2015, by Lion Oil Company in favor of Bear State Bank, National Association, in the principal amount of $20,000,000.00.

6.	Second Amended and Restated Parent Guaranty, dated as of May 14, 2015, by Delek US Holdings, Inc. in favor of Fifth Third Bank.

7.	Subordination Agreement (Subordinated Borrower Loan), dated as of May 14, 2015, by Delek US Holdings, Inc. in favor of Fifth Third Bank.

8.	Second Amended and Restated Term Promissory Note, dated as of May 14, 2015, by Lion Oil Company in favor of Delek US Holdings, Inc., in the principal amount of $15,000,000.00.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

9.	Promissory Note, dated as of May 14, 2015, by Delek US Holdings, Inc. in favor of Lion Oil Company, in the principal amount of $155,000,000.00.

10.	Promissory Note, dated as of April 29, 2011, by Lion Oil Company in favor of Ergon, Inc., in the principal amount of $50,000,000.00.

11.	Guaranty, dated as of April 29, 2011, by Delek US Holdings, Inc. in favor of Ergon, Inc.
Delek Logistics Partners, LP:

1.
Second Amended and Restated Credit Agreement, dated as of December 30, 2014, by and among Delek Logistics Partners, LP, certain affiliates of Delek Logistics Partners, LP, collectively, Borrowers, Fifth Third, as Administrative Agent, and certain other parties thereto.

2.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Fifth Third Bank, in the principal amount of $62,166,666.67.

3.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Bank of America, N.A., in the principal amount of $69,666,666.67.

4.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Barclays Bank PLC, in the principal amount of $45,000,000.00.

5.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Citizens Bank of Pennsylvania, in the principal amount of $43,333,333.00.

6.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Compass Bank, in the principal amount of $68,000,000.00.

7.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of First Guaranty Bank, in the principal amount of $15,000,000.00.

8.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of First Tennessee Bank, National Association, in the principal amount of $25,000,000.00.

9.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of HSBC Bank USA, N.A., in the principal amount of $21,666,667.00.

10.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of PNC Bank, National Association, in the principal amount of $39,000,000.00.

11.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Royal Bank of Canada, in the principal amount of $69,666,666.66.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

12.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of The Bank of Nova Scotia, in the principal amount of $34,666,667.00.

13.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of The Bank of Tokyo Mitsubishi UFJ, Ltd., in the principal amount of $52,000,000.00.

14.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of U.S. Bank, National Association, in the principal amount of $39,000,000.00.

15.	U.S. Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Wells Fargo Bank, N.A., in the principal amount of $25,000,000.00.

16.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Fifth Third Bank, in the principal amount of $14,500,000.00.

17.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Bank of America, N.A., in the principal amount of $7,000,000.00.

18.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Barclays Bank PLC, in the principal amount of $7,500,000.00.

19.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Citizens Bank of Pennsylvania, in the principal amount of $6,666,667.00.

20.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Compass Bank, in the principal amount of $7,000,000.00.

21.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of HSBC Bank USA, N.A., in the principal amount of $3,333,333.00.

22.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of PNC Bank, National Association, in the principal amount of $6,000,000.00.

23.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Royal Bank of Canada, in the principal amount of $7,000,000.00.

24.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of The Bank of Nova Scotia, in the principal amount of $5,333,333.00.

25.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of The Bank of Tokyo Mitsubishi UFJ, Ltd., in the principal amount of $8,000,000.00.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

26.	Canadian Revolving Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of U.S. Bank, National Association, in the principal amount of $6,000,000.00.

27.	U.S. Swing Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Fifth Third Bank, in the principal amount of $12,000,000.00.

28.	Canadian Swing Note, dated as of December 30, 2014, by Delek Logistics Partners, LP in favor of Fifth Third Bank, in the principal amount of $6,000,000.00.

29.
Intercreditor Agreement, dated as of November 7, 2012, as amended by that certain First Amendment to Intercreditor Agreement, dated as of December 17, 2014, by and between Wells Fargo Capital Finance, LLC and Fifth Third Bank.

30.
Limited Guaranty Agreement, dated as of November 7, 2012, as amended by that certain First Amendment to Limited Guaranty Agreement, dated as of July 9, 2013, as amended by that certain Second Amendment to Limited Guaranty Agreement, dated as of December 30, 2014, by Delek Marketing & Supply, LLC in favor of Fifth Third Bank.

Delek US Holdings, Inc.:

1.
Loan Agreement, dated as of March 28, 2008, as amended by that certain Amendment No. 1 to Loan Agreement, dated as of September 29, 2008, as amended by that certain Second Amendment to Loan Agreement, dated as of March 25, 2010, as amended by that certain Third Amendment to Loan Agreement, dated as of March 28, 2011, as amended by that certain Fourth Amendment to Loan Agreement, dated as of June 28, 2011, as amended by that certain Fifth Amendment to Loan Agreement, dated as of June 28, 2012, as amended by that certain Sixth Amendment to Loan Agreement, dated as of December 12, 2012, as amended by that certain Seventh Amendment to Loan Agreement, dated as of June 26, 2014, as amended by that certain Eighth Amendment to Loan Agreement, dated as of May 26, 2016, by and between Delek US Holdings, Inc., as Borrower, and Reliant Bank, as Bank.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE EE

FORM OF LETTER OF CREDIT

[Issuing Bank Address]

Irrevocable Standby
Letter of Credit
No. _____________________
Date: ____________________

J. Aron & Company
200 West Street
New York, NY 10282
Attn: ________________

Ladies and Gentlemen:

We hereby establish, at the request and for the account of ______________ (the “Account Party”), in favor of J. Aron & Company (the “Beneficiary”), this Irrevocable Standby Letter of Credit No. __________________, in the aggregate amount of ($ ___________), effective _________________, 20__, and expiring at the close of banking business at our offices at ______________________on _____________ , 20__.

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, in one or more drawings by your draft bearing thereon Letter of Credit No. , payable at sight on a Banking Day (as defined below), upon presentation (i) at our counters in
New York, New York, USA or (ii) by facsimile transmission to such office at facsimile number - - followed by delivery by overnight courier (provided that we can act on any facsimile transmission without the need to determine if originals are being delivered) of the following document (each such presentation being a “Demand”):

A statement in the form of Annex A attached hereto signed by a purportedly authorized representative of J. Aron & Company certifying that either:

(A) Lion Oil Company (“Lion”) or Lion Oil Trading & Transportation, Inc. (“LOTT”) has not performed in accordance with the terms of an agreement(s) among J. Aron & Company, Lion and LOTT and the amount being drawn of USD does not exceed that amount which J. Aron & Company is entitled to draw; or

(B) the expiration date of this Letter of Credit is scheduled to occur within 20 Banking Days after the date of such statement and the amount being drawn of USD is the remaining amount available to be drawn.

As used herein, “Banking Day” means a day of the year on which banks are not required or authorized to close in New York City.

Schedule EE - 1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

If we receive any such Demand, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 3:00 pm (New York City time) on a Banking Day prior to the termination hereof, we will honor such Demand by making available to you before 2:00 p.m. (New York City time) on the Banking Day following the date we shall have received such Demand, an amount in same-day funds equal to the amount of the draft submitted with such Demand. If we receive any such Demand, all in strict conformity with the terms and conditions of this Letter of Credit, after 3:00 pm (New York City time) on a Banking Day prior to the termination hereof, we will honor such Demand by making available to you, before 3:00 p.m. (New York City time) on the second Banking Day following the date we shall have received such Demand, an amount in same-day funds equal to the amount of the draft submitted with such Demand.

In accordance with your instructions, payment under this Letter of Credit may be made by wire transfer of funds from the Federal Reserve Bank of New York to your account in a bank on the Federal Reserve wire system or by deposit of same-day funds into a designated account that you maintain.

Special Conditions:

(1) Partial and multiple drawings are permitted.

(2) All charges related to this Letter of Credit are for the account of the Account Party.

(3) Documents must be presented not later than [insert expiry date] or in the event of force majeure interrupting our business, within thirty (30) days after resumption of our business, whichever is later.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Demand.

This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits 2007 revision), I.C.C. Publication 600 and, to the extent not inconsistent therewith, by the laws of the State of New York, including the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the above address, specifically referring to the number of this Letter of Credit.

This Letter of Credit is transferable in whole, but not in part. Beneficiary may transfer its rights to demand payment and to request transfer under this Letter of Credit by delivery to us at our office located at on a Banking Day of (i) a request for transfer in the form attached hereto as Annex B, fully completed and signed by Beneficiary, (ii) the original of this Letter of Credit (including any amendments), (iii) payment of our customary transfer fee at the time, and by compliance with any requirements for effecting transfer that are imposed by applicable law (including under the U.S. Patriot Act), and (iv) such other documentation and information regarding the new beneficiary hereunder, which are reasonably required by us to comply with applicable law (including without limitation, under the U.S. Patriot Act or other similar know your customer legislation) or our internal policies related to the same subject matter or effectuating such applicable law, and provided that to the extent the foregoing has not been delivered, or information revealed to us therein would not permit such compliance, we reserve our right not to effectuate such transfer. Upon acceptance by us of such request as evidenced by our execution thereof, transferee

Schedule EE - 2

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

shall become the beneficiary of this Letter of Credit and have the right to sign further demands for payment or requests for transfer under this Letter of Credit.

Very truly yours,

[Issuing Bank]

By:
Name:
Title:

By:
Name:
Title:

Schedule EE - 3

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ANNEX A
CERTIFICATE FOR DRAWING
UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO.

[Issuing Bank]

Attention:
Phone:
Email:

The undersigned, a duly authorized representative of J. Aron & Company, general partnership organized under the laws of New York (the “Beneficiary”), hereby certifies to [Issuing Bank] (the “Letter of Credit Issuer”), with reference to Irrevocable Standby Letter of Credit No.
(the “Letter of Credit”) issued by the Letter of Credit Issuer in favor of the Beneficiary, that this Certificate has been executed and delivered by the Beneficiary pursuant to
.

This Certificate is delivered in connection with the request by the Beneficiary to draw $[] under the Letter of Credit.

[Add signed written statement(s) of the Beneficiary, if any, required by terms of Letter of Credit.]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the day of , 20__.

[NAME OF BENEFICIARY]

By:
Name:
Title:

By:
Name:
Title:

Schedule EE - 4

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ANNEX B
NOTICE OF TRANSFER

[ _, 20 ]

[Issuing Bank]

Attention:
Phone:
Email:

Re: Irrevocable Standby Letter of Credit No.

The undersigned, a duly authorized officer of J. Aron & Company, (the “Beneficiary”) hereby advises you that all rights of the undersigned Beneficiary to draw under the Letter of Credit referred to above (the “Letter of Credit”) have been and are hereby irrevocably transferred to [NAME OF TRANSFEREE] (the “Transferee”):

(Name of Transferee)

(Address of Transferee)

By this transfer, all rights of the Beneficiary in the Letter of Credit are transferred to the Transferee and said Transferee shall hereafter have all and exclusively the sole rights as beneficiary of the Letter of Credit, including (without limitation) the right to draw funds under the Letter of Credit in accordance with its terms.

As provided under the terms of the Letter of Credit, please issue a replacement Letter of Credit in the name of the Transferee, addressed to the Transferee at the address set forth above, in an amount equal to the outstanding amount of the Letter of Credit on the date of this notice, and otherwise on the same terms as the original Letter of Credit but showing the name of the Transferee instead of the name of the Beneficiary.

Accompanying this Notice of Transfer is the original Letter of Credit, which is being surrendered to you in trust for the benefit of said Transferee, until such time as you shall have issued a replacement Letter of Credit in accordance with the terms of the Letter of Credit and this Notice.

Sincerely,

Schedule EE - 5

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

J. ARON & COMPANY

By:_______________________
Name:
Title:

Schedule EE - 6

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule FF

Illustration of Calculation of Interim Payments

	LC Threshold Amount	Daily Settlement Amount	Cumulative Estimated Daily Net Settlement Amount	Interim payments actually received by Aron	Cumulative Interim Paid Amount	Interim Reset Amount (Excess Cumulative Amount)	Monthly Settlement Amount	Additional Wire for True up (if necessary)

5/1/2011	$ 70,000,000	$ 5,000,000	$ 5,000,000	$—	$—
5/2/2011	$ 70,000,000	$ 5,000,000	$ 10,000,000	$—	$—
5/3/2011	$ 70,000,000	$ 5,000,000	$ 15,000,000	$—	$—
5/4/2011	$ 70,000,000	$ 5,000,000	$ 20,000,000	$—	$—
5/5/2011	$ 70,000,000	$ 5,000,000	$ 25,000,000	$—	$—
5/6/2011	$ 70,000,000	$ 5,000,000	$ 30,000,000	$—	$—
5/7/2011	$ 70,000,000	$ 5,000,000	$ 35,000,000	$—	$—
5/8/2011	$ 70,000,000	$ 5,000,000	$ 40,000,000	$—	$—
5/9/2011	$ 70,000,000	$ 5,000,000	$ 45,000,000	$—	$—
5/10/2011	$ 70,000,000	$ 5,000,000	$ 50,000,000	$—	$—
5/11/2011	$ 70,000,000	$ 5,000,000	$ 55,000,000	$—	$—
5/12/2011	$ 70,000,000	$ 5,000,000	$ 60,000,000	$—	$—
5/13/2011	$ 70,000,000	$ 5,000,000	$ 65,000,000	$—	$—
5/14/2011	$ 70,000,000	$ 5,000,000	$ 70,000,000	$—	$—
5/15/2011	$ 70,000,000	$ 5,000,000	$ 75,000,000	$ 5,000,000	$5,000,000
5/16/2011	$ 70,000,000	$ 5,000,000	$ 80,000,000	$ 5,000,000	$10,000,000
5/17/2011	$ 70,000,000	$ 5,000,000	$ 85,000,000	$ 5,000,000	$15,000,000
5/18/2011	$ 70,000,000	$ 5,000,000	$ 90,000,000	$ 5,000,000	$20,000,000
5/19/2011	$ 70,000,000	$ 5,000,000	$ 95,000,000	$ 5,000,000	$25,000,000
5/20/2011	$ 70,000,000	$ 5,000,000	$ 100,000,000	$ 5,000,000	$30,000,000
5/21/2011	$ 70,000,000	$ 5,000,000	$ 105,000,000	$ 5,000,000	$35,000,000
5/22/2011	$ 70,000,000	$ 5,000,000	$ 110,000,000	$ 5,000,000	$40,000,000
5/23/2011	$ 70,000,000	$ 5,000,000	$ 115,000,000	$ 5,000,000	$45,000,000
5/24/2011	$ 70,000,000	$ 5,000,000	$ 120,000,000	$ 5,000,000	$50,000,000
5/25/2011	$ 70,000,000	$ 5,000,000	$ 125,000,000	$ 5,000,000	$55,000,000
5/26/2011	$ 70,000,000	$ 5,000,000	$ 130,000,000	$ 5,000,000	$60,000,000
5/27/2011	$ 70,000,000	$ 5,000,000	$ 135,000,000	$ 5,000,000	$65,000,000
5/28/2011	$ 70,000,000	$ 5,000,000	$ 140,000,000	$ 5,000,000	$70,000,000
5/29/2011	$ 70,000,000	$ 5,000,000	$ 145,000,000	$ 5,000,000	$75,000,000
5/30/2011	$ 70,000,000	$ 5,000,000	$ 150,000,000	$ 5,000,000	$80,000,000
5/31/2011	$ 70,000,000	$ 5,000,000	$ 155,000,000	$ 5,000,000	$85,000,000

Schedule FF - 1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule GG

“Crude Adjustment Date Differential” (denoted as “A”) means, at Step-In, the result of the following formula:
[*CONFIDENTIAL*]
Where:
“B” represents the final Step- Out Price for the Crude Pricing Group, as described in Schedule B-1.
“C” represents the arithmetic average of the 4 Trading Days ending and including the penultimate Trade Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014) of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

“Gasoline Adjustment Date Differential” (denoted as “D”) means, at Step-In, the result of the following formula:
[*CONFIDENTIAL*]
Where:
“E” represents the final Step- Out Price for the Gasoline Pricing Group, as described in Schedule B-1.
“C” represents the arithmetic average of the 4 Trading Days ending and including the penultimate Trade Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014) of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Schedule GG-3

“Catfeed Second Adjustment Date Differential” (denoted as “A”) means, at Step-In, the result of the following formula, with such result expressed in $/bbl:
[*CONFIDENTIAL*], with such result rounded to 4 decimal points. Common pricing does apply.
Where:
“B” represents the final Step- Out Price for the Catfeed Product Group, as described in Table 2: Volume in excess of Baseline Volume in Schedule B-2.
“C” represents the average of the mean of the high and low daily quotation published in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation over the Step-In Price Averaging Days, as described in Table 2: Volume in excess of Baseline Volume in Schedule B-3, with such result expressed in cents/gal and rounded to 4 decimal points multiplied by 0.42 with such result expressed in $/bbl and rounded to 4 decimal points

“Gasoline Second Adjustment Date Differential” (denoted as “D”) means, at Step-In, the result of the following formula, with such result expressed in $/bbl:
[*CONFIDENTIAL*], with such result rounded to 4 decimal points. Common pricing does apply.
Where:
“E” represents the final Step- Out Price for the Gasoline Product Group, as described in Table 2: Volume in excess of Baseline Volume in Schedule B-2.
“C” represents the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract over the Step-In Averaging Days, as described in Table 2: Volume in excess of Baseline Volume in Schedule B-3, with such result expressed in $/bbl and rounded to 4 decimal points

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE HH

Step-Out Settlement

Product	Step-Out Target	April 30th Actual Inventory	Step-Out Price From Schedule B-1	Step-Out Settlement****	Step-Out FIFO Volume	April Monthly Price	Step-Out FIFO Settlement *
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Step-Out Total	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Step-In Settlement
Actual Inventory
Product	Volume in excess of Baseline Target **	Baseline Qty (bbl)	Volume in excess of Baseline Qty	Baseline Step-In Price per bbl	Volume in excess of Baseline Step-In Price per bbl	Step-In Settlement****	Step-In FIFO Volume ***
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Step-In Total	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

 * The Step-Out FIFO Settlement will be settled in the April true up, occurring around May 20th, 2014 in addition to the March Monthly Price vs. April Monthly Price FIFO that would ordinarily be settled in the April true up

** Step-In Targets will be equal to the Step-Out Targets, except when a change in the minimum volume occurs between Schedules D-1 and D-2.

*** The Step-In FIFO Volume will be settled in the May true up, occurring around June 20th, 2014, using the Volume in excess of Baseline Step-In Prices on Schedule B-2 and the May Monthly Prices in lieu of the April Monthly Prices. This settlement replaces the ordinary April vs. May FIFO settlement.

**** Because the Step-Out Settlement and the Step-In Settlement values are equal and offsetting, the only cash settlements associated with the transition will be the Step-Out FIFO Settlement around May 20th and the Step-In FIFO settlement around June 20th.

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE II

Step-Out Settlement
Product	Step-Out Target	Baseline Volume (bbl) D-2	Flex Target (bbl) D-2	Example April 30th Inventory	Base Step-Out Price	Flex Step-Out Price	Baseline Step-Out Settlement	Flex Step-Out Settlement	Step-Out FIFO Volume	Example April Monthly Price	Step-Out FIFO Settlement	Net Settlement
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Step-Out	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Step-In Settlement
Product	Step-In Target	Baseline Volume (bbl) D-3	Flex Target (bbl) D-3	Example April 30th Inventory	Base Step-In Price	Flex Step-In Price	Baseline Step-In Settlement	Flex Step-In Settlement	Step-In FIFO Volume	Net Settlement
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Step-In	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

									Final Settlement Due- May 20, 2017	[*CONFIDENTIAL*]	Due Aron
									FIFO Settlement Due - May 20, 2017	[*CONFIDENTIAL*]	Due Aron

									Payment of Asphalt Deferred Amount	[*CONFIDENTIAL*]	Due Lion Oil
Notes									Total $s	[*CONFIDENTIAL*]	Due Aron
Step-In and Out Flex Targets are equal; Base Targets will reflect Schedule D ranges
D-3 Ranges are effective May 1, 2017 @ Step-In

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE JJ

Bailee’s Letter

March 1, 2017

To:    SALA Gathering Systems LLC
7102 Commerce Way
Brentwood, Tennessee 37027
Attention: Mark D. Smith, EVP
Re:    Lion Oil Company/Lion Oil Trading & Transportation, LLC
Ladies and Gentlemen:
We are party to a Second Amended and Restated Master Supply and Offtake Agreement (as from time to time amended and/or restated, the “S&O Agreement”) with Lion Oil Company (the “Company”) and Lion Oil Trading & Transportation, LLC (“LOTT” and, together, the Company, the “Company Parties”). The obligations of the Company Party under such S&O Agreement are secured by (among other things) their inventory and other goods (the “Goods”). We understand that either or both of the Company Parties have made arrangements with you to provide services for their Goods at the address set forth above operated by you (the “Premises”) pursuant to the Pipelines and Storage Facilities Agreement, dated as of November 7, 2012, among Delek Logistics Partners, LP, SALA Gathering Systems, LLC (“Sala”), El Dorado Pipeline Company, LLC (“El Dorado”) and Magnolia Pipeline Company, LLC (“Magnolia”), the Company and J. Aron & Company governing the terminalling of the Goods at the Premises (the “Agreement”). Because Goods will be located at the Premises, we request certain agreements from you in connection with the S&O Agreement and our security interest in the Goods.
This letter serves as notice to you in accordance with Section 28.1 of the Agreement that ownership in the J. Aron Materials (as defined therein) has been transferred from J. Aron to the Company.
By your signature below, you acknowledge (i) notice of our security interest in the Goods and (ii) that you have not been notified by any other party that such party has a security interest in the Goods, and you agree that you hold the Goods from time to time as agent and bailee for our benefit.
This letter will also confirm your agreement to the following:
Until such time as the obligations of Company Parties to us under the S&O Agreement have been paid in full and the S&O Agreement and transaction and security documents between the Company Parties and us have been terminated, you disclaim any liens on or interest in the Goods and the proceeds thereof and agree not to assert any lien or claim against the Goods or proceeds thereof, provided that nothing herein shall affect your right to assert a lien in connection with fees owed to you in the ordinary course of business in connection with terminalling of the Goods and we agree that any such liens will be in priority to our liens or interest in the Goods in accordance with Section 5.1 of the Agreement.

1

NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

You will allow us, or our auditors or other agents or representative, reasonable access to the Premises from time to time to inspect the Goods, subject to such reasonable rules and requirements that you may have.
In the event that either Company Party defaults in its obligations to you under the Agreement and you elect to terminate the Agreement, you will provide notice to us in writing of this fact, at J. Aron & Company, 200 West Street, New York, New York 10282-2198, Attn.: John Thomas.
Until further notice, you may release Goods to the Company or at the Company’s request or direction and you may from time to time issue non-negotiable warehouse receipts for Goods to the Company Parties. However, upon either (a) your election to terminate the Agreement following a default thereunder by either Company Party or (b) your receipt of our written direction to you, you agree (i) not to deliver any further Goods to either Company Party or its designated recipient, but to hold all Goods subject to our further direction, and (ii) to issue no further warehouse receipts or other documents of title for Goods, except as directed by us. If, under the terms of the Agreement, fees are owed to you by the Company Parties in the ordinary course of business in connection with terminalling service of the Goods at the time of your receipt of a written direction from us as described above, then you may refuse to comply with that written direction until you receive payment of such fees either from us or from the Company Parties.
You shall have no liability to us or to the Company Parties if you comply with our written direction as described above and the other terms hereof, other than for losses caused by your gross negligence or willful misconduct. The Company Parties agree that they will continue to pay all fees with respect to the terminalling of the Goods and will reimburse you for all costs and expenses incurred as a result of your compliance with the terms and provisions hereof each in accordance with the Agreement.
Nothing herein will be deemed to constitute an assumption of the Agreement or any provision of the Agreement by us. This letter will be governed and controlled by, and interpreted under, the laws of the State of New York. You will notify your successors or assignees of the existence of this letter, which will be binding upon such successors or assignees.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Kindly have a duplicate of this letter signed by an authorized signatory of your company and return the same to us at your earliest convenience. Please contact us at 212-902-9874 with any questions.
Very truly yours,
J. ARON & COMPANY
By: ___________________________
Name:
Title:

Acknowledged and Agreed:

LION OIL COMPANY

By: _______________________________        By: _______________________________
Name:             Name:
Title:             Title:

LION OIL TRADING & TRANSPORTATION, LLC

By: _______________________________        By: _______________________________
Name:             Name:
Title:             Title:

Acknowledged and Agreed:

SALA GATHERING SYSTEMS LLC

By:             By:_______________________________
Name:             Name:
Title:             Title:

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SCHEDULE KK

This confirmation amends and restates the confirmation sent to you on December 27,
2011.

To: LION OIL COMPANY
Attention: LIONCO-E
From: J. Aron & Company
Contract Reference

Number:	SDB1688450954 3 6 (Amendment No. 1)

Amendment Date:	04 Nov 2014 (issuance date of this amended and restated confirmation)

Trade Date:	14 Oct 2011
This agreement is a master confirmation (the “Master Confirmation”) that sets forth certain terms and conditions for the transaction entered into between Lion Oil Company and J. Aron & Company during the Term (the “Transaction”). The Transaction entered into between us that is to be subject to this Master Confirmation shall be evidenced by this Master Confirmation and such other supplemental written (including email) communications between the parties confirmation specific terms of the Transaction. This Master Confirmation constitutes a “Transaction Document” as referred to in the Supply and Offtake Agreement (as defined below) and will cover “Month End Product Transactions” (as defined in the Supply and Offtake Agreement) as from time to time entered into by the parties.
GENERAL TERMS

Term:	From November 1, 2011 to the Expiration Date (as defined in the Supply and Offtake Agreement referred to below)

Quantity:	For any Month End Product Transaction, as mutually agreed between Seller and Buyer during the nomination process.

Delivery:	FOB into Enterprise TE Products Pipeline at Beaumont, TX, or as mutually agreed upon between Buyer and Seller during the nomination process.

Delivery Period:	Each Flow Date as set forth in Schedule G to the Supply and Offtake Agreement that is identified as RedZone “Yes”.

Rounding:	All final prices per U.S. Barrel shall be rounded \ calculated to four decimal places.

Trading Day:	A day on which the New York Mercantile Exchange is

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

scheduled to be open for trading for the relevant futures contract, or when the relevant pricing publication is scheduled to publish a price.
PART A:

Seller:	J. Aron & Company

Buyer:	LION OIL COMPANY

Product:	Ultra Low Sulfur Diesel

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE 715 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the average of the mean of the high and low daily quotation published in “Plats US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified
on the nomination schedule, for each Month End Product Transaction.
PART B:

Seller:	J. Aron & Company

Buyer:	LION OIL COMPANY

Product:	Conventional Sub-Octane Gasoline 84

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE
420 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Futures Contract.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

on the nomination schedule, for each Month End Product Transaction.
PART C:

Seller:	J. Aron & Company

Buyer:	LION OIL COMPANY

Product:	Conventional Premium Gasoline 93

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE
230 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Futures Contract.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified on the nomination schedule, for each Month End Product Transaction.
PART D:

Seller:	LION OIL COMPANY

Buyer:	J. Aron & Company

Product:	Ultra Low Sulfur Diesel

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE 715 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the average of the mean of the high and low daily quotation published in “Platts US Marketscan” in the section “GULF COAST” under the heading “Houston” and subheading “Prompt Pipeline” for the Ultra low sulfur diesel quotation.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified on the nomination schedule, for each Month End Product Transaction.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

PART E:

Seller:	LION OIL COMPANY

Buyer:	J. Aron & Company

Product:	Conventional Sub-Octane Gasoline 84

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE 420 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Futures Contract.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified on the nomination schedule, for each Month End Product Transaction.
PART F:

Seller:	LION OIL COMPANY

Buyer:	J. Aron & Company

Product:	Conventional Premium Gasoline 93

Quality:	MEETING ENTERPRISE TE PRODUCTS PIPELINE 230 GRADE SPECIFICATIONS

Price:
For Pricing Date(s) below, the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending Futures Contract.

LESS USD [*CONFIDENTIAL*] per U.S. Gallon

Pricing Date(s):	The Trading Day prior to the delivery date, as specified on the nomination schedule, for each Month End Product Transaction.

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

ADDITIONAL TERMS

Credit:
This confirmation constitutes a “Transaction Document” as defined in the Amended and Restated Master Supply and Offtake Agreement, dated as of December 23, 2013 (as from time to time further amended, modified, supplemented and/or restated, the “Supply and Offtake Agreement”) and, accordingly, any Letters of Credit from time to time provided to Aron under Section 12.4(b) of the Supply and Offtake Agreement shall constitute credit support in favor of Aron with respect to Lion Oil Company obligations hereunder.
Aron, as Seller, shall not be obliged to deliver any quantity above until contractual credit terms have been satisfied.
Title Risk and Loss:
Title and risk of loss or damage of the Product shall pass from the Seller to the Buyer as Product passes the permanent flange connecting the supplier’s delivery line and Enterprise TE Products Pipeline’s receiving line, or, if applicable, on the date of product transfer order.
Payment:
Without offset counterclaim or deduction via wire transfer of Federal Funds within 3 business days following the date of delivery. If by book transfer, payment to be made by wire transfer of federal funds on book transfer effective date.
Payment Netting:
If the payment dates for this and any other transaction (each, a transaction”) entered into between the parties shall fall on the same day and in the same currency, payments shall be made on a net basis so that the party obligated to pay the larger aggregate amount shall pay the other party an amount equal to the excess of the larger aggregate amount over the smaller aggregate amount.
OTHER TERMS AND CONDITIONS:
This confirmation is created pursuant to Section 7.9 of the Supply and Offtake Agreement and all other terms and conditions shall be in accordance with the Supply and Offtake Agreement. Further, to the extent applicable, this confirmation satisfies any requirements of section 2.4(g) of the Marketing and Sales Agreement referred to in the Supply and Offtake Agreement.
Without limiting the foregoing, the parties acknowledge that this confirmation, as a Transaction Document under the Supply and Offtake Agreement, shall be subject to the various applicable terms and conditions thereof, including any rights and remedies in favor of either party following a default or event of default thereunder (howsoever defined therein).

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NOTE: A request for confidential treatment has been made with respect to portions of the following document that are marked [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Contract Reference Number: SDB1688450954 3 6 (Amendment No. 1)) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at:
New York: 1-212-493-9846 (J. Aron & Company)
London: 44-207-774-2135 (Goldman Sachs International)
Singapore: 65-6889-3525 (J. Aron & Company (Singapore) Pte.)

Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company
By:

/s/ Ian Beasley

Ian Beasley
Vice President
J. Aron & Company

Signed on behalf of LION OIL COMPANY

/s/ Avigal Soreq

Name: Avigal Soreq
Title: Vice President

/s/ Paul Stone

Name: Paul Stone
Title: Vice President

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